                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-8326
-------------------------------------------------------------------------------

                          MFS VARIABLE INSURANCE TRUST
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
-------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
-------------------------------------------------------------------------------

                      Date of fiscal year end: December 31
-------------------------------------------------------------------------------

                  Date of reporting period: December 31, 2006
-------------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) GLOBAL EQUITY SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VGE-ANN

MFS(R) GLOBAL EQUITY SERIES


TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
EXPENSE TABLE                                                6
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     7
--------------------------------------------------------------
FINANCIAL STATEMENTS                                         9
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               14
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     19
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       20
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               23
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       26
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              26
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     26
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       27
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER


-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              98.1%
              Preferred Stocks                            0.9%
              Cash & Other Net Assets                     1.0%

              TOP TEN HOLDINGS

              Nestle S.A.                                 3.3%
              ------------------------------------------------
              Johnson & Johnson                           2.9%
              ------------------------------------------------
              Reckitt Benckiser PLC                       2.7%
              ------------------------------------------------
              Roche Holding AG                            2.4%
              ------------------------------------------------
              L'Air Liquide S.A., Bearer Shares           2.4%
              ------------------------------------------------
              American Express Co.                        2.3%
              ------------------------------------------------
              Bank of New York Co., Inc.                  2.0%
              ------------------------------------------------
              GlaxoSmithKline PLC                         2.0%
              ------------------------------------------------
              UBS AG                                      1.9%
              ------------------------------------------------
              Diageo PLC                                  1.8%
              ------------------------------------------------

              COMMON STOCK SECTORS

              Financial Services                         21.3%
              ------------------------------------------------
              Health Care                                15.6%
              ------------------------------------------------
              Consumer Staples                           14.3%
              ------------------------------------------------
              Technology                                  7.8%
              ------------------------------------------------
              Retailing                                   7.4%
              ------------------------------------------------
              Basic Materials                             6.5%
              ------------------------------------------------
              Leisure                                     6.3%
              ------------------------------------------------
              Energy                                      5.0%
              ------------------------------------------------
              Autos & Housing                             4.4%
              ------------------------------------------------
              Utilities & Communications                  3.7%
              ------------------------------------------------
              Industrial Goods & Services                 3.6%
              ------------------------------------------------
              Special Products & Services                 1.3%
              ------------------------------------------------
              Transportation                              0.9%
              ------------------------------------------------

              COUNTRY WEIGHTINGS

              United States                              37.4%
              ------------------------------------------------
              France                                     15.5%
              ------------------------------------------------
              United Kingdom                             12.0%
              ------------------------------------------------
              Switzerland                                10.5%
              ------------------------------------------------
              Japan                                       9.2%
              ------------------------------------------------
              Germany                                     4.4%
              ------------------------------------------------
              Italy                                       1.8%
              ------------------------------------------------
              Netherlands                                 1.7%
              ------------------------------------------------
              South Korea                                 1.7%
              ------------------------------------------------
              Other Countries                             5.8%
              ------------------------------------------------

Percentages are based on net assets as of 12/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS Global Equity Series provided a total return of 24.41%, while Service Class shares provided a total return of 24.02%. These compare with a return of 20.65% for the series' benchmark, the MSCI World Index.

CONTRIBUTORS TO PERFORMANCE

Strong stock selection in the financial services sector bolstered relative results. Within the sector, our overweight position in investment banking firm Goldman Sachs proved positive to performance as the stock outpaced the index. Swiss wealth management firm Julius Baer Holdings(c) also contributed to results as the stock was up markedly over the period.

Stock selection in the health care sector was another primary factor in the portfolio's outperformance in comparison to the index. German pharmaceutical company Schering(g) and scientific products and services provider Fisher Scientific International were among the portfolio's top contributors over the period. Shares of Schering soared after receiving acquisition offers from Merck and Bayer early in 2006 (Schering has been acquired by Bayer). Fisher Scientific benefited from it's merger with Thermo Electron to create the world's leading provider of laboratory equipment and services.

In the consumer staples sector, a combination of stock selection and an overweighted position benefited results. UK-based household products manufacturer Reckitt Benckiser along with Diageo PLC, a producer of alcoholic drinks, contributed to relative returns over the period.

Stocks in other sectors that helped relative performance included Japanese video game maker Nintendo(g), Spanish electric utility company Iberdrola SA(g), media conglomerate Walt Disney and French industrial and medical gas supplier L'Air Liquide.

During the reporting period, our currency exposure was a contributor to the portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the index.

DETRACTORS FROM PERFORMANCE

Stock selection in the basic materials sector held back relative performance. Our holding in diversified materials company 3M Co. was among the portfolio's top detractors. Although 3M was up marginally for the period, it lagged the market due largely to slow sales and lower profitability in its optical films business. This has been attributed to weaker demand for LCD screen displays.

Elsewhere in the portfolio, technology firms Dell, a direct-sale computer vendor, chip giant Intel, South Korean microchip and electronics manufacturer Samsung Electronics, and health care firm Eli Lilly all detracted from relative returns. Not holding network equipment company Cisco was also a negative factor as this benchmark constituent turned in very strong performance.

The portfolio's cash position was a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

David Mannheim                          Simon Todd
Portfolio Manager                       Portfolio Manager

(c) Security is not a benchmark constituent.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (t)

                             MFS Global
                           Equity Series-          MSCI
                           Initial Class       World Index
             5/99             $10,000            $10,000
            12/99              12,383             11,632
            12/00              11,505             10,129
            12/01              10,360              8,456
            12/02               9,128              6,803
            12/03              11,669              9,100
            12/04              13,803             10,488
            12/05              14,862             11,539
            12/06              18,489             13,922

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class      Class inception date       1-yr        5-yr      Life (t)
-----------------------------------------------------------------------------

     Initial              5/03/99             24.41%      12.28%       8.34%
-----------------------------------------------------------------------------
     Service              5/01/00             24.02%      12.06%       8.20%
-----------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
-----------------------------------------------------------------------------
MSCI World Index (f)                          20.65%      10.49%       4.41%
-----------------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.
(t) For the period from the commencement of the series' investment operations, May 3, 1999, through the stated period end. Index information is from May 1, 1999.

INDEX DEFINITION

Morgan Stanley Capital International (MSCI) World Index - a market capitalization index that is designed to measure global developed market equity performance.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    7/01/06-
Class                       Ratio       7/01/06        12/31/06       12/31/06
--------------------------------------------------------------------------------
         Actual              1.15%     $1,000.00      $1,140.20          $6.20
Initial  -----------------------------------------------------------------------
 Class   Hypothetical(h)     1.15%     $1,000.00      $1,019.41          $5.85
--------------------------------------------------------------------------------
         Actual              1.40%     $1,000.00      $1,138.30          $7.55
Service  -----------------------------------------------------------------------
 Class   Hypothetical(h)     1.40%     $1,000.00      $1,018.15          $7.12
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                                SHARES/PAR      VALUE ($)

COMMON STOCKS - 98.1%
ALCOHOLIC BEVERAGES - 2.8%
Diageo PLC                                                50,389    $   989,388
Pernod Ricard S.A. (l)                                     2,340        537,350
                                                                    -----------
                                                                    $ 1,526,738
                                                                    -----------
APPAREL MANUFACTURERS - 3.5%
LVMH Moet Hennessy Louis Vuitton S.A. (l)                  9,000    $   949,626
NIKE, Inc., "B"                                            9,250        916,028
                                                                    -----------
                                                                    $ 1,865,654
                                                                    -----------
AUTOMOTIVE - 4.4%
Bayerische Motoren Werke AG                                9,190    $   527,711
Bridgestone Corp. (l)                                     15,300        341,228
Harley-Davidson, Inc. (l)                                 10,470        737,821
Toyota Motor Corp.                                        11,500        768,953
                                                                    -----------
                                                                    $ 2,375,713
                                                                    -----------
BIOTECHNOLOGY - 1.6%
Actelion Ltd. (a)                                          1,130    $   248,454
Amgen, Inc. (a)                                            8,640        590,198
                                                                    -----------
                                                                    $   838,652
                                                                    -----------
BROADCASTING - 4.1%
Viacom, Inc., "B" (a)                                     12,365    $   507,336
Vivendi S.A.                                              10,980        429,074
Walt Disney Co.                                           16,300        558,601
WPP Group PLC                                             51,900        701,902
                                                                    -----------
                                                                    $ 2,196,913
                                                                    -----------
BROKERAGE & ASSET MANAGERS - 3.0%
Goldman Sachs Group, Inc.                                  3,260    $   649,881
Julius Baer Holding Ltd.                                   4,961        546,202
Nomura Holdings, Inc. (l)                                 22,000        414,885
                                                                    -----------
                                                                    $ 1,610,968
                                                                    -----------
BUSINESS SERVICES - 1.3%
Accenture Ltd., "A"                                       11,760    $   434,297
DST Systems, Inc. (a)(l)                                   4,010        251,146
                                                                    -----------
                                                                    $   685,443
                                                                    -----------
CHEMICALS - 2.7%
3M Co.                                                    10,770    $   839,306
Bayer AG                                                   9,160        491,535
Givaudan S.A.                                                130        120,305
                                                                    -----------
                                                                    $ 1,451,146
                                                                    -----------
COMPUTER SOFTWARE - 1.1%
Oracle Corp. (a)                                          34,420    $   589,959
                                                                    -----------
COMPUTER SOFTWARE - SYSTEMS - 0.5%
Dell, Inc. (a)(l)                                          9,650    $   242,119
                                                                    -----------
CONSUMER GOODS & SERVICES - 6.7%
Alberto Culver Co. (l)                                    11,540    $   247,533
Estee Lauder Cos., Inc., "A" (l)                           8,850        361,257
Kao Corp. (l)                                             25,000        674,115
L'Oreal S.A. (l)                                           3,980        398,673
Procter & Gamble Co.                                       6,939        445,970
Reckitt Benckiser PLC                                     31,590      1,444,096
                                                                    -----------
                                                                    $ 3,571,644
                                                                    -----------
ELECTRICAL EQUIPMENT - 2.8%
Legrand S.A.                                               8,970    $   262,807
Rockwell Automation, Inc.                                  7,180        438,554
Schneider Electric S.A. (l)                                7,430        824,663
                                                                    -----------
                                                                    $ 1,526,024
                                                                    -----------
ELECTRONICS - 5.6%
Canon, Inc. (l)                                           11,900    $   669,747
Intel Corp.                                               36,960        748,440
OMRON Corp.                                                9,700        275,408
Ricoh Co. Ltd.                                            19,000        387,837
Samsung Electronics Co. Ltd.                               1,386        913,568
                                                                    -----------
                                                                    $ 2,995,000
                                                                    -----------
ENERGY - INTEGRATED - 5.0%
Chevron Corp.                                              6,100    $   448,533
Exxon Mobil Corp.                                          8,910        682,773
Royal Dutch Shell PLC                                     18,630        656,963
TOTAL S.A. (l)                                            12,330        889,293
                                                                    -----------
                                                                    $ 2,677,562
                                                                    -----------
FOOD & BEVERAGES - 4.8%
General Mills, Inc.                                        4,430    $   255,168
Nestle S.A.                                                4,944      1,756,298
PepsiCo, Inc.                                              9,350        584,843
                                                                    -----------
                                                                    $ 2,596,309
                                                                    -----------
FOOD & DRUG STORES - 1.7%
Sally Beauty Holdings, Inc. (a)(l)                        11,080    $    86,424
Tesco PLC                                                106,018        839,931
                                                                    -----------
                                                                    $   926,355
                                                                    -----------
GAMING & LODGING - 2.2%
Harrah's Entertainment, Inc. (l)                           1,950    $   161,304
Ladbrokes PLC                                             51,029        418,021
William Hill PLC                                          46,430        574,727
                                                                    -----------
                                                                    $ 1,154,052
                                                                    -----------
GENERAL MERCHANDISE - 1.1%
Wal-Mart Stores, Inc.                                     13,040    $   602,187
                                                                    -----------
INSURANCE - 6.0%
Aflac, Inc.                                                8,920    $   410,320
Assicurazioni Generali S.p.A.                              8,230        361,364
AXA (l)                                                   22,680        918,013
Genworth Financial, Inc., "A"                             17,930        613,385
QBE Insurance Group Ltd. (l)                              11,774        268,279
Swiss Reinsurance Co.                                      7,830        665,508
                                                                    -----------
                                                                    $ 3,236,869
                                                                    -----------
MACHINERY & TOOLS - 0.8%
Fanuc Ltd.                                                 4,100    $   403,646
                                                                    -----------
MAJOR BANKS - 5.9%
Banca Intesa S.p.A.                                       42,120    $   325,189
Bank of New York Co., Inc.                                27,720      1,091,336
Credit Agricole S.A.                                      14,650        615,992
Erste Bank der oesterreichischen Sparkassen AG             3,790        290,608
State Street Corp.                                         8,040        542,218
UniCredito Italiano S.p.A. (l)                            31,330        274,549
                                                                    -----------
                                                                    $ 3,139,892
                                                                    -----------
MEDICAL EQUIPMENT - 4.1%
DENTSPLY International, Inc.                              10,420    $   311,037
Medtronic, Inc.                                           13,140        703,121
Thermo Electron Corp. (a)                                 14,790        669,839
Waters Corp. (a)                                          10,420        510,267
                                                                    -----------
                                                                    $ 2,194,264
                                                                    -----------
NATURAL GAS - DISTRIBUTION - 1.0%
Gaz de France (l)                                          6,240    $   286,998
Tokyo Gas Co. Ltd.                                        48,000        255,231
                                                                    -----------
                                                                    $   542,229
                                                                    -----------
NETWORK & TELECOM - 0.6%
Ericsson, Inc., "B"                                       77,350    $   312,367
                                                                    -----------

OTHER BANKS & DIVERSIFIED FINANCIALS - 6.4%
AEON Credit Service Co. Ltd.                              11,000    $   208,367
American Express Co.                                      20,720      1,257,082
Banco Bilbao Vizcaya Argentaria S.A.                      11,630        279,960
Bangkok Bank Public Co. Ltd.                              69,100        219,820
PT Bank Central Asia Tbk.                                283,000        163,629
Shinsei Bank Ltd.                                         53,000        311,647
UBS AG                                                    16,687      1,013,760
                                                                    -----------
                                                                    $ 3,454,265
                                                                    -----------
PHARMACEUTICALS - 9.9%
Eli Lilly & Co.                                            8,990    $   468,379
GlaxoSmithKline PLC                                       40,470      1,065,315
Johnson & Johnson                                         23,670      1,562,693
Roche Holding AG                                           7,260      1,301,428
Sanofi-Aventis (l)                                         9,940        917,626
                                                                    -----------
                                                                    $ 5,315,441
                                                                    -----------
RAILROAD & SHIPPING - 0.4%
Canadian National Railway Co.                              5,494    $   236,407
                                                                    -----------
SPECIALTY CHEMICALS - 3.8%
Asahi Glass Co. Ltd. (l)                                  19,000    $   228,233
L'Air Liquide S.A., Bearer Shares (l)                      5,457      1,295,618
Praxair, Inc.                                              8,860        525,664
                                                                    -----------
                                                                    $ 2,049,515
                                                                    -----------
SPECIALTY STORES - 1.1%
Esprit Holdings Ltd.                                      20,000    $   223,315
NEXT PLC                                                  10,780        380,047
                                                                    -----------
                                                                    $   603,362
                                                                    -----------
TELECOMMUNICATIONS - WIRELESS - 0.3%
Hutchison Telecommunications
International Ltd. (a)                                    69,000    $   173,869
                                                                    -----------
TELEPHONE SERVICES - 0.7%
Singapore Telecommunications Ltd.                        185,950    $   397,650
                                                                    -----------
TRUCKING - 0.5%
TNT N.V.                                                   6,400    $   275,184
                                                                    -----------
UTILITIES - ELECTRIC POWER - 1.7%
E.ON AG                                                    6,520    $   884,829
                                                                    -----------
TOTAL COMMON STOCKS (IDENTIFIED COST, $42,796,640)                  $52,652,227
                                                                    -----------
PREFERRED STOCKS - 0.9%

CONSUMER GOODS & SERVICES - 0.9%
Henkel KGaA, IPS (Identified Cost, $421,027)               3,200    $   470,803
                                                                    -----------
SHORT-TERM OBLIGATIONS - 1.3%
General Electric Capital Corp., 5.29%,
due 1/02/07, at Amortized Cost (y)                    $  719,000    $   718,894
                                                                    -----------
COLLATERAL FOR SECURITIES LOANED - 17.3%
Navigator Securities Lending Prime Portfolio,
at Cost and Net Asset Value                            9,279,239    $ 9,279,239
                                                                    -----------
TOTAL INVESTMENTS (IDENTIFIED COST, $53,215,800)                    $63,121,163
                                                                    -----------
OTHER ASSETS, LESS LIABILITIES - (17.6)%                             (9,461,757)
                                                                    -----------
NET ASSETS - 100.0%                                                 $53,659,406
                                                                    -----------

(a) Non-income producing security.
(l) All or a portion of this security is on loan.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviation is used in this report and is defined:

IPS      International Preference Stock

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
-------------------------------------------------------------------------------
Investments, at value, including $8,884,853 of
securities on loan (identified cost, $53,215,800)    $63,121,163
Cash                                                         348
Receivable for investments sold                           76,463
Receivable for series shares sold                         46,829
Interest and dividends receivable                         45,722
Receivable from investment adviser                        29,283
Other assets                                               1,929
-------------------------------------------------------------------------------
Total assets                                                        $63,321,737
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payable to custodian                                        $158
Payable for series shares reacquired                     273,280
Collateral for securities loaned, at value             9,279,239
Payable to affiliates
  Management fee                                           5,915
  Shareholder servicing costs                                275
  Distribution fees                                            7
  Administrative services fee                                199
Accrued expenses and other liabilities                   103,258
-------------------------------------------------------------------------------
Total liabilities                                                    $9,662,331
-------------------------------------------------------------------------------
Net assets                                                          $53,659,406
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF
-------------------------------------------------------------------------------
Paid-in capital                                      $39,126,406
Unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                      9,905,861
Accumulated net realized gain (loss) on
investments and foreign currency transactions          3,491,044
Undistributed net investment income                    1,136,095
-------------------------------------------------------------------------------
Net assets                                                          $53,659,406
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding                             3,474,123
-------------------------------------------------------------------------------
Initial Class shares
  Net assets                                         $53,388,185
  Shares outstanding                                   3,456,591
-------------------------------------------------------------------------------
  Net asset value per share                                              $15.45
-------------------------------------------------------------------------------
Service Class shares
  Net assets                                            $271,221
  Shares outstanding                                      17,532
-------------------------------------------------------------------------------
  Net asset value per share                                              $15.47
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06
NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
Income
  Dividends                                                                      $1,626,859
  Interest                                                                           80,139
  Foreign taxes withheld                                                            (59,009)
------------------------------------------------------------------------------------------------------------
Total investment income                                                                           $1,647,989
------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                   $439,429
  Distribution fees                                                                     280
  Shareholder servicing costs                                                        15,664
  Administrative services fee                                                        16,762
  Independent trustees' compensation                                                  1,610
  Custodian fee                                                                      85,926
  Shareholder communications                                                         44,882
  Auditing fees                                                                      38,489
  Legal fees                                                                          1,009
  Miscellaneous                                                                      12,203
------------------------------------------------------------------------------------------------------------
Total expenses                                                                                      $656,254
------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                               (3,058)
  Reduction of expenses by investment adviser                                      (150,680)
------------------------------------------------------------------------------------------------------------
Net expenses                                                                                        $502,516
------------------------------------------------------------------------------------------------------------
Net investment income                                                                             $1,145,473
------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions (net of $113 country tax)                              $3,561,055
  Foreign currency transactions                                                      (8,029)
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                         $3,553,026
------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                    $4,929,631
  Translation of assets and liabilities in foreign currencies                           644
------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                        $4,930,275
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                       $8,483,301
------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                              $9,628,774
------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                               2006              2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income                                                            $1,145,473          $231,391
Net realized gain (loss) on investments and foreign currency transactions         3,553,026         3,132,902
Net unrealized gain (loss) on investments and foreign currency translation        4,930,275          (824,554)
-------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                             $9,628,774        $2,539,739
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
From net investment income
  Initial Class                                                                   $(206,391)        $(118,876)
  Service Class                                                                        (284)               (1)
From net realized gain on investments and foreign currency transactions
  Initial Class                                                                  (3,069,259)         (599,605)
  Service Class                                                                      (5,453)               (4)
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                    $(3,281,387)        $(718,486)
-------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                             $11,840,501        $1,667,508
-------------------------------------------------------------------------------------------------------------
Total change in net assets                                                      $18,187,888        $3,488,761
-------------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------------
At beginning of period                                                           35,471,518        31,982,757
At end of period (including undistributed net investment
income of $1,136,095 and $205,438, respectively)                                $53,659,406       $35,471,518
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                            YEARS ENDED 12/31
                                                        ---------------------------------------------------------
                                                           2006        2005        2004        2003          2002
Net asset value, beginning of period                     $13.49      $12.80      $10.86       $8.50         $9.69
-----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
Net investment income (d)                                 $0.37       $0.09       $0.06       $0.06         $0.05
Net realized and unrealized gain (loss)
on investments and foreign currency                        2.76        0.86        1.92        2.30         (1.20)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                          $3.13       $0.95       $1.98       $2.36        $(1.15)
-----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
From net investment income                               $(0.07)     $(0.04)     $(0.04)     $(0.00)(w)    $(0.04)
From net realized gain on investments
and foreign currency transactions                         (1.10)      (0.22)         --          --            --
-----------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders             $(1.17)     $(0.26)     $(0.04)     $(0.00)(w)    $(0.04)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $15.45      $13.49      $12.80      $10.86         $8.50
-----------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                24.41        7.68       18.28       27.84        (11.89)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     1.49        1.48        1.56        1.94          2.10
Expenses after expense reductions (f)                      1.15        1.15        1.15        1.15          1.15
Net investment income                                      2.60        0.68        0.53        0.63          0.54
Portfolio turnover                                           37          52          40          48           148
Net assets at end of period (000 Omitted)               $53,388     $35,415     $31,983     $18,212        $7,364
-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                           YEARS ENDED 12/31
                                                        ------------------------------------------------------
                                                          2006       2005       2004         2003        2002
Net asset value, beginning of period                    $13.53     $13.00     $10.99        $8.57        $9.72
--------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income (d)                                $0.31      $0.03      $0.11        $0.13        $0.01
Net realized and unrealized gain (loss)
on investments and foreign currency                       2.79       0.76       1.90         2.29        (1.14)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                         $3.10      $0.79      $2.01        $2.42       $(1.13)
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
From net investment income                              $(0.06)    $(0.04)       $--          $--       $(0.02)
From net realized gain on investments
and foreign currency transactions                        (1.10)     (0.22)        --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders            $(1.16)    $(0.26)       $--          $--       $(0.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $15.47     $13.53     $13.00       $10.99        $8.57
--------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                               24.02       6.30      18.29        28.24       (11.65)
--------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                    1.76       1.73       0.60(y)      1.44(y)      2.35
Expenses after expense reductions (f)                     1.40       1.40       0.19(y)      0.65(y)      1.40
Net investment income                                     2.29       0.22       0.81         1.41         0.15
Portfolio turnover                                          37         52         40           48          148
Net assets at end of period (000 Omitted)                 $271        $56        $27          $22         $148
--------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(w) Per share amount was less than $0.01.
(y) Expense ratio is not in correlation with the contractual fee arrangement due to the small size of Service
    Class assets.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Global Equity Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 15 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and foreign currency transactions.

The tax character of distributions declared to shareholders is as follows:

                                              12/31/06      12/31/05

           Ordinary income (including
           any short-term capital gains)      $398,827      $118,877
           Long-term capital gain            2,882,560       599,609
           ---------------------------------------------------------
           Total distributions              $3,281,387      $718,486

The federal tax cost and the tax basis components of distributable earnings were as follows:

           AS OF 12/31/06

           Cost of investments                           $53,294,824
           ---------------------------------------------------------
           Gross appreciation                            $10,585,430
           Gross depreciation                               (759,091)
           ---------------------------------------------------------
           Net unrealized appreciation (depreciation)     $9,826,339
           Undistributed ordinary income                   1,602,713
           Undistributed long-term capital gain            3,103,450
           Other temporary differences                           498

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the series. The management fee is computed daily and paid monthly at an annual rate of 1.00% of the series' average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.90% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the series' Board of Trustees. For the year ended December 31, 2006, the series' average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

The investment adviser has agreed in writing to pay a portion of the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, such that operating expenses do not exceed 0.15% annually of the series' average daily net assets. This written agreement will continue through April 30, 2007 unless changed or rescinded by the series' Board of Trustees. For the year ended December 31, 2006, this reduction amounted to $150,445 and is reflected as a reduction of total expenses in the Statement of Operations.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $15,380, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $170. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500. The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0381% of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $338. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $235, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $25,790,628 and $15,904,173, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                       YEAR ENDED 12/31/06            YEAR ENDED 12/31/05
                                                                      SHARES         AMOUNT        SHARES           AMOUNT
Shares sold
  Initial Class                                                     1,192,945     $16,958,248      682,366        $8,688,342
  Service Class                                                        19,474         288,494       25,966           323,525
----------------------------------------------------------------------------------------------------------------------------
                                                                    1,212,419     $17,246,742      708,332        $9,011,867

Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                       240,856      $3,275,650       59,625          $718,481
  Service Class                                                           420           5,737           --(l)              5
----------------------------------------------------------------------------------------------------------------------------
                                                                      241,276      $3,281,387       59,625          $718,486

Shares reacquired
  Initial Class                                                      (602,123)    $(8,587,631)    (615,477)      $(7,787,576)
  Service Class                                                        (6,518)        (99,997)     (21,812)         (275,269)
----------------------------------------------------------------------------------------------------------------------------
                                                                     (608,641)    $(8,687,628)    (637,289)      $(8,062,845)

Net change
  Initial Class                                                       831,678     $11,646,267      126,514        $1,619,247
  Service Class                                                        13,376         194,234        4,154            48,261
----------------------------------------------------------------------------------------------------------------------------
                                                                      845,054     $11,840,501      130,668        $1,667,508

(l) Less than 1 share.

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $282 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Equity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Equity Investors Trust Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Global Equity Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   --------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)          Trustee                   February 2004      Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)            Trustee                   February 2004      Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of      February 1992      Private investor; Eastern Enterprises (diversified
(born 5/01/36)                Trustees                                     services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)           Trustee                   January 2006       Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.        Trustee                   August 1993        Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning              Trustee                   January 2004       Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow              Trustee                   December 1993      Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty               Trustee                   December 2004      Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera            Trustee                   July 1981          Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt              Trustee                   August 1993        Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen             Trustee                   March 2005         Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                 Trustee                   January 2006       Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)             President                 November 2005      Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)             Treasurer                 September 2005     Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)      Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 1/18/74)                Assistant Clerk                              and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)             Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Special
(born 11/21/63)               Assistant Clerk                              Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)         Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)           Assistant Secretary and   September 2005     Massachusetts Financial Services Company, Vice President
(born 7/10/68)                Assistant Clerk                              and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)            Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)        Assistant Secretary and   June 2006          Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                Assistant Clerk                              President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)             Assistant Treasurer       April 1997         Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)            Assistant Secretary and   May 2005           Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                Assistant Clerk                              President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)           Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 11/05/70)               Assistant Clerk                              and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)           Secretary and Clerk       January 2006       Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino            Independent Chief         June 2004          Tarantino LLC (provider of compliance services),
(born 3/07/44)                Compliance Officer                           Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)              Assistant Treasurer       September 1990     Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid
    Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow,
Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the
Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                                   CUSTODIAN
Massachusetts Financial Services Company                             State Street Bank and Trust Company
500 Boylston Street, Boston, MA                                      225 Franklin Street, Boston, MA 02110
02116-3741
                                                                     INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                                          ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                          Deloitte & Touche LLP
500 Boylston Street, Boston, MA                                      200 Berkeley Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGERS
David Mannheim
Simon Todd

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 4th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Series' performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee assets over $ 1 billion, which may not be changed without the Trustees' approval, and that MFS currently observes an expense limitation for the Series. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate (taking into account the expense limitation) and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is currently subject to a breakpoint as a result of the advisory fee waiver described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The series designates $2,882,560 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 26.09% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) MONEY MARKET SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VMM-ANN

MFS(R) MONEY MARKET SERIES


TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          3
--------------------------------------------------------------
EXPENSE TABLE                                                4
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     5
--------------------------------------------------------------
FINANCIAL STATEMENTS                                         6
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               10
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     13
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       14
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               17
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       20
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              20
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       21
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER


-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE(u)

              Commercial Paper                                  91.4%
              Government & Agency                                9.2%
              Repurchase Agreements                              1.0%
              Other Assets Less Liabilities                     (1.6)%

              SHORT-TERM CREDIT QUALITY (q)

              Average Credit Quality of Short-term Bonds (a)      A-1
              -------------------------------------------------------
              All holdings are rated A-1

              MATURITY BREAKDOWN (u)

              0-29 days                                         61.0%
              -------------------------------------------------------
              30-59 days                                        31.4%
              -------------------------------------------------------
              90-366 days                                        9.2%
              -------------------------------------------------------
              Other Assets Less Liabilities                     -1.6%
              -------------------------------------------------------

(a) The average credit quality is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(q) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered Not Rated. U.S. Treasuries and U.S. Agency securities are included in the "A-1"-rating category. Percentages are based on the total market value of investments as of 12/31/06.
(u) For purposes of this graphical presentation, accrued interest, where applicable, is included.

From time to time "Other Assets Less Liabilities" may be negative due to timing of cash receipts.

Percentages are based on net assets as of 12/31/06, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

PERFORMANCE SUMMARY THROUGH 12/31/06

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the portfolio.

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

AVERAGE ANNUAL WITHOUT SALES CHARGE

                                     1 Year Total      Current   Current 7-day
                                     Return (without    7-day        yield
Share class   Class inception date   sales charge)      yield    without waiver
-------------------------------------------------------------------------------
  Initial            1/03/95              4.62%         4.84%         1.78%
-------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Yield quoted is based on the latest seven days ended as of December 31, 2006, with dividends annualized. The yield quotations more closely reflect the current earnings of the series than the total return quotation would.

Initial Class shares have no sales charge.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a portfolio's yield during periods when the portfolio's operating expenses have a significant impact on the portfolio's yield due to lower interest rates.

Without such subsidies, waivers and adjustments, the results would have been less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006.

As a contract holder of the series, you incur ongoing costs, including management fees and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    7/01/06-
Class                       Ratio       7/01/06        12/31/06       12/31/06
--------------------------------------------------------------------------------
         Actual              0.60%    $1,000.00      $1,024.60          $3.06
Initial  -----------------------------------------------------------------------
 Class   Hypothetical(h)     0.60%    $1,000.00      $1,022.18          $3.06
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                                SHARES/PAR      VALUE ($)

COMMERCIAL PAPER (y) - 91.4%
ASSET BACKED & SECURITIZED - 3.0%
Yorktown Capital LLC, 5.26%, due 1/04/07 (t)            $ 63,000     $   62,972
                                                                     ----------
FINANCIAL INSTITUTIONS - 59.5%
Alpine Securitization Corp., 5.23%, due 1/02/07 (t)     $ 84,000     $   83,988
Barton Capital LLC, 5.27%, due 1/09/07 (t)                85,000         84,900
Bryant Park Funding LLC, 5.27%, due 2/12/07 (t)           85,000         84,477
CAFCO LLC, 5.26%, due 1/05/07 (t)                         84,000         83,951
CRC Funding LLC, 5.25%, due 1/05/07 (t)                   55,000         54,968
CRC Funding LLC, 5.27%, due 1/12/07 (t)                   21,000         20,966
Ciesco LLC, 5.26%, due 1/04/07 (t)                        84,000         83,963
Citibank Credit Card Issuance Trust,
5.27%, due 1/12/07 (t)                                    85,000         84,863
Edison Asset Securitization LLC,
5.24%, due 1/02/07 (t)                                    84,000         83,988
Fairway Finance Corp., 5.265%, due 1/12/07 (t)            65,000         64,895
Jupiter Securitization Co. LLC,
5.25%, due 1/23/07 (t)                                    84,000         83,731
Old Line Funding LLC, 5.28%, due 1/26/07 (t)              85,000         84,688
Ranger Funding Co. LLC, 5.26%, due 1/04/07 (t)            44,000         43,981
Regency Markets No. 1, LLC, 5.28%, due 1/08/07 (t)        20,000         19,979
Scaldis Capital LLC, 5.26%, due 1/09/07 (t)               84,000         83,902
Sheffield Receivables Corp., 5.26%, due 1/03/07 (t)       50,000         49,985
Thunder Bay Funding LLC, 5.27%, due 1/12/07 (t)           84,000         83,865
Windmill Funding Corp., 5.26%, due 2/02/07 (t)            85,000         84,603
                                                                     ----------
                                                                     $1,265,693
                                                                     ----------
MAJOR BANKS - 7.5%
HBOS Treasury Services PLC, 5.26%, due 1/30/07          $ 85,000     $   84,640
Royal Bank of Canada, 5.27%, due 2/05/07                  76,000         75,611
                                                                     ----------
                                                                     $  160,251
                                                                     ----------
NETWORK & TELECOM - 4.0%
BellSouth Corp., 5.27%, due 2/09/07 (t)                 $ 85,000     $   84,516
                                                                     ----------
OTHER BANKS & DIVERSIFIED FINANCIALS - 17.4%
Citigroup Funding, Inc., 5.245%, due 1/16/07            $ 85,000     $   84,814
Depfa Bank PLC, 5.3%, due 2/26/07 (t)                     85,000         84,299
Dexia Delaware LLC, 5.26%, due 1/16/07                    32,000         31,930
Svenska Handelsbanken, Inc., 5.28%, due 2/02/07           85,000         84,601
UBS Financial Delaware LLC, 5.28%, due 2/12/07            85,000         84,476
                                                                     ----------
                                                                     $  370,120
                                                                     ----------
TOTAL COMMERCIAL PAPER, AT AMORTIZED COST AND VALUE                  $1,943,552
                                                                     ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS (y) - 9.2%
Fannie Mae, 5.09%, due 6/01/07                          $100,000     $   97,865
Federal Farm Card Discount Note, 5.1%, due 5/01/07       100,000         98,300
                                                                     ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS,
AT AMORTIZED COST AND VALUE                                          $  196,165
                                                                     ----------
REPURCHASE AGREEMENTS - 1.0%
Merrill Lynch, 5.32%, dated 12/29/06, due 1/02/07,
total to be received $21,012 (secured by various
U.S. Treasury and Federal Agency obligations and
Mortgage Backed securities in a jointly traded
account), at Cost                                       $ 21,000     $   21,000
                                                                     ----------
TOTAL INVESTMENTS, AT AMORTIZED COST AND VALUE                       $2,160,717
                                                                     ----------

OTHER ASSETS, LESS LIABILITIES - (1.6)%                                 (33,872)
                                                                     ----------
NET ASSETS - 100.0%                                                  $2,126,845
                                                                     ----------

(t) Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y) The rate shown represents an annualized yield at time of purchase.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
-------------------------------------------------------------------------------
Investments, at amortized cost and value               $2,160,717
Cash                                                          236
Receivable for series shares sold                             552
Interest receivable                                             9
Receivable from investment adviser                          2,910
Other assets                                                  275
-------------------------------------------------------------------------------
Total assets                                                         $2,164,699
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payable for series shares reacquired                          $38
Payable to affiliates
  Management fee                                              116
  Shareholder servicing costs                                  16
  Administrative services fee                                 192
Payable for independent trustees' compensation                  3
Accrued expenses and other liabilities                     37,489
-------------------------------------------------------------------------------
Total liabilities                                                       $37,854
-------------------------------------------------------------------------------
Net assets                                                           $2,126,845
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF
-------------------------------------------------------------------------------
Paid-in capital                                        $2,126,861
Accumulated net realized gain (loss) on investments           (59)
Undistributed net investment income                            43
-------------------------------------------------------------------------------
Net assets                                                           $2,126,845
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding                             2,126,861
-------------------------------------------------------------------------------
Initial Class shares
  Net assets                                           $2,126,845
  Shares outstanding                                    2,126,861
-------------------------------------------------------------------------------
  Net asset value per share                                               $1.00
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06

NET INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest income                                                        $104,361
-------------------------------------------------------------------------------
Expenses
  Management fee                                          $10,178
  Shareholder servicing costs                                 750
  Administrative services fee                              15,707
  Independent trustees' compensation                        1,650
  Custodian fee                                             9,832
  Shareholder communications                                9,052
  Auditing fees                                            23,691
  Legal fees                                                  550
  Miscellaneous                                             3,113
-------------------------------------------------------------------------------
Total expenses                                                          $74,523
-------------------------------------------------------------------------------
  Fees paid indirectly                                       (104)
  Reduction of expenses by investment adviser             (62,352)
-------------------------------------------------------------------------------
Net expenses                                                            $12,067
-------------------------------------------------------------------------------
Net investment income                                                   $92,294
-------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                        $(16)
-------------------------------------------------------------------------------
Change in net assets from operations                                    $92,278
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                     2006          2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------
Net investment income                                     $92,294       $63,235
Net realized gain (loss) on investments                       (16)          (43)
-------------------------------------------------------------------------------
Change in net assets from operations                      $92,278       $63,192
-------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------
From net investment income                               $(92,294)     $(63,192)
-------------------------------------------------------------------------------

SERIES SHARE (PRINCIPAL) TRANSACTIONS AT
NET ASSET VALUE OF $1.00 PER SHARE
-------------------------------------------------------------------------------
Net proceeds from sale of shares                       $3,231,472    $1,770,633
Net asset value of shares issued to shareholders
in reinvestment of distributions                           92,294        63,192
Cost of shares reacquired                              (3,420,561)   (2,413,760)
-------------------------------------------------------------------------------
Change in net assets from series share transactions      $(96,795)    $(579,935)
-------------------------------------------------------------------------------
Total change in net assets                               $(96,811)    $(579,935)
-------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------
At beginning of period                                  2,223,656     2,803,591
At end of period (including undistributed net
investment income of $43 and $43, respectively)        $2,126,845    $2,223,656
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                             YEARS ENDED 12/31
                                                         ---------------------------------------------------------
                                                           2006          2005           2004      2003        2002
Net asset value, beginning of period                      $1.00         $1.00         $1.00      $1.00       $1.00
------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                 $0.05         $0.03         $0.01      $0.01       $0.01
Net realized and unrealized gain (loss)
on investments                                            (0.00)(w)     (0.00)(w)        --         --          --
------------------------------------------------------------------------------------------------------------------
Total from investment operations                          $0.05         $0.03         $0.01      $0.01       $0.01
------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
From net investment income                               $(0.05)       $(0.03)       $(0.01)    $(0.01)     $(0.01)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $1.00         $1.00         $1.00      $1.00       $1.00
------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)                                    4.62          2.73          0.78       0.61        1.31
------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     3.66          2.83          1.68       0.99        0.79
Expenses after expense reductions (f)                      0.60          0.60          0.60       0.60        0.60
Net investment income                                      4.53          2.64          0.72       0.64        1.30
Net assets at end of period (000 Omitted)                $2,127        $2,224        $2,804     $5,256     $17,006
------------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Money Market Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 4 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS - Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended December 31, 2006, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders is as follows:

                                              12/31/06      12/31/05

           Ordinary income (including
           any short-term capital gains)       $92,294       $63,192

The federal tax cost and the tax basis components of distributable earnings were as follows:

           AS OF 12/31/06

           Cost of investments                            $2,160,717
           ---------------------------------------------------------
           Undistributed ordinary income                         $43
           Capital loss carryforwards                            (59)

As of December 31, 2006, the series had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

           12/31/13                                             $(43)
           12/31/14                                              (16)
           ---------------------------------------------------------
                                                                $(59)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the series. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the series' average daily net assets.

The investment adviser has agreed in writing to pay a portion of the series' operating expenses, exclusive of management and certain other fees and expenses, such that operating expenses do not exceed 0.10% annually of the series' average daily net assets. This written agreement will continue through April 30, 2007 unless changed or rescinded by the series' Board of Trustees. For the year ended December 31, 2006, this reduction amounted to $62,341 and is reflected as a reduction of total expenses in the Statement of Operations.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $712, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $16. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.7717% of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $16. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $11, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

An affiliated entity of the series' investment adviser owns 97.1% of the outstanding voting shares of the series at December 31, 2006.

(4) PORTFOLIO SECURITIES

Purchases and sales of money market securities, exclusive of securities subject to repurchase agreements, aggregated $32,085,016 and $32,127,080 respectively.

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $13 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Money Market Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Money Market Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   --------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)          Trustee                   February 2004      Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)            Trustee                   February 2004      Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of      February 1992      Private investor; Eastern Enterprises (diversified
(born 5/01/36)                Trustees                                     services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)           Trustee                   January 2006       Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.        Trustee                   August 1993        Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning              Trustee                   January 2004       Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow              Trustee                   December 1993      Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty               Trustee                   December 2004      Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera            Trustee                   July 1981          Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt              Trustee                   August 1993        Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen             Trustee                   March 2005         Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                 Trustee                   January 2006       Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)             President                 November 2005      Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)             Treasurer                 September 2005     Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)      Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 1/18/74)                Assistant Clerk                              and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)             Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Special
(born 11/21/63)               Assistant Clerk                              Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)         Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)           Assistant Secretary and   September 2005     Massachusetts Financial Services Company, Vice President
(born 7/10/68)                Assistant Clerk                              and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)            Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)        Assistant Secretary and   June 2006          Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                Assistant Clerk                              President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)             Assistant Treasurer       April 1997         Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)            Assistant Secretary and   May 2005           Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                Assistant Clerk                              President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)           Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 11/05/70)               Assistant Clerk                              and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)           Secretary and Clerk       January 2006       Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino            Independent Chief         June 2004          Tarantino LLC (provider of compliance services),
(born 3/07/44)                Compliance Officer                           Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)              Assistant Treasurer       September 1990     Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid
    Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow,
Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the
Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                                   CUSTODIAN
Massachusetts Financial Services Company                             State Street Bank and Trust Company
500 Boylston Street, Boston, MA                                      225 Franklin Street, Boston, MA 02110
02116-3741
                                                                     INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                                          ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                          Deloitte & Touche LLP
500 Boylston Street, Boston, MA                                      200 Berkeley Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGERS
Edward O'Dette
Terri Vittozzi

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 3rd quintile for each of the one and five-year periods ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Series' performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to observe an expense limitation for the Series. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate (taking into account the expense limitation) was lower than the Lipper expense group median, and the Series' total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Series at this time.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

MFS(R) RESEARCH SERIES

[graphic omitted]

                      MFS(R) VARIABLE INSURANCE TRUST(SM)
                                 ANNUAL REPORT

                                                                       12/31/06
                                                                        VFR-ANN

MFS(R) RESEARCH SERIES

TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
EXPENSE TABLE                                                6
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     7
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        10
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               15
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     20
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       21
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               24
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       27
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              27
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     27
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       28
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER


------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              99.1%
              Cash & Other Net Assets                     0.9%

              TOP TEN HOLDINGS

              Altria Group, Inc.                          3.7%
              ------------------------------------------------
              Applied Materials, Inc.                     2.4%
              ------------------------------------------------
              JPMorgan Chase & Co                         2.1%
              ------------------------------------------------
              Amgen, Inc.                                 2.1%
              ------------------------------------------------
              Bank of New York Co., Inc                   2.0%
              ------------------------------------------------
              American Express Co.                        2.0%
              ------------------------------------------------
              Genworth Financial, Inc., "A"               1.9%
              ------------------------------------------------
              United Technologies Corp.                   1.9%
              ------------------------------------------------
              Hess Corp.                                  1.9%
              ------------------------------------------------
              Tyco International Ltd.                     1.9%
              ------------------------------------------------

              COMMON STOCK SECTORS

              Financial Services                         21.7%
              ------------------------------------------------
              Technology                                 13.7%
              ------------------------------------------------
              Healthcare                                 11.6%
              ------------------------------------------------
              Energy                                     10.1%
              ------------------------------------------------
              Industrial Goods & Services                 9.4%
              ------------------------------------------------
              Consumer Staples                            7.6%
              ------------------------------------------------
              Utilities & Communications                  6.9%
              ------------------------------------------------
              Retailing                                   5.6%
              ------------------------------------------------
              Leisure                                     5.0%
              ------------------------------------------------
              Basic Materials                             4.0%
              ------------------------------------------------
              Special Products & Services                 2.5%
              ------------------------------------------------
              Transportation                              1.0%
              ------------------------------------------------

Percentages are based on net assets as of 12/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS Research Series provided a total return of 10.48%, while Service Class shares provided a total return of 10.20%. These compare with a return of 15.79% for the series' benchmark, the Standard & Poor's 500 Stock Index.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure sector was the principal detractor from results relative to the benchmark. Within this sector, satellite radio service company XM Satellite Radio(c)(g) hurt results as weaker-than-expected subscriber growth and a slower rollout of new products led to lower-than-expected earnings and put pressure on its share price during the period.

Security selection in the technology sector also held back performance. Several individual holdings within this sector were among the portfolio's top detractors including network equipment company Juniper Networks(g), flash memory storage products maker SanDisk, semiconductor giant Intel, and networking chip manufacturer Marvell Technology Group(c). The sources of underperformance at Marvell included a dilutive acquisition, a stock options backdating investigation, and disappointing second and third quarter results.

The basic materials sector was also a negative factor as several individual securities weighed on performance. These included packaging manufacturer Owens-Illinois(c) and newsprint company Abitibi-Consolidated(c)(g). Both stocks were affected by higher energy prices. Additionally, Abitibi faced weaker demand for newsprint.

Stocks in other sectors that hindered results included specialty apparel retailer Chico's(c), industrial equipment distributor W.W. Grainger, and home products retailer Williams-Sonoma(c)(g).

CONTRIBUTORS TO PERFORMANCE

The consumer staples sector was the most positive contributor to relative performance, although no individual holdings within this sector were among the portfolio's top contributors.

Security selection in the special products and services sector and the industrial goods and services sector helped relative results. Within industrial goods and services, defense contractor Lockheed Martin was a strong performer as shares gained on strong revenue growth, improved margins, and key contract awards over the period. Not owning stock in industrial conglomerate General Electric also helped as its returns lagged that of the benchmark.

Elsewhere, our positions in discount department store Kohl's(g), investment banking firm Goldman Sachs, enterprise software company Oracle(g), and electric utility company FPL Group boosted relative returns. Avoiding online information portal Yahoo!, a poor-performing benchmark constituent, also benefited results.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Katrina M. Mead
Portfolio Manager

(c) Security is not a benchmark constituent.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                   MFS Research Series --         Standard & Poor's
                       Initial Class              500 Stock Index
          12/96          $10,000                     $10,000
          12/97           12,026                      13,336
          12/98           14,838                      17,148
          12/99           18,407                      20,756
          12/00           17,514                      18,866
          12/01           13,792                      16,624
          12/02           10,408                      12,950
          12/03           12,979                      16,664
          12/04           15,037                      18,478
          12/05           16,209                      19,385
          12/06           17,908                      22,447

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

--------------------------------------------------------------------------------
   Share class     Class inception date      1-yr        5-yr       10-yr
--------------------------------------------------------------------------------
     Initial              7/26/95             10.48%       5.36%       6.00%
--------------------------------------------------------------------------------
     Service              5/01/00             10.20%       5.10%       5.84%
--------------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index (f)         15.79%       6.19%       8.42%
--------------------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.

INDEX DEFINITION

Standard & Poor's 500 Stock Index - a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006.

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.



-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
                           Expense   Account Value   Account Value     7/01/06-
Share Class                 Ratio      7/01/06        12/31/06        12/31/06
--------------------------------------------------------------------------------
           Actual           0.89%     $1,000.00      $1,110.20         $4.73
Initial    ---------------------------------------------------------------------
  Class    Hypothetical(h)  0.89%     $1,000.00      $1,020.72         $4.53
--------------------------------------------------------------------------------
           Actual           1.14%     $1,000.00      $1,108.80         $6.06
Service    ---------------------------------------------------------------------
  Class    Hypothetical(h)  1.14%     $1,000.00      $1,019.46         $5.80
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                            SHARES/PAR        VALUE ($)

COMMON STOCKS - 99.1%

AEROSPACE - 4.0%
Lockheed Martin Corp.                                 45,920     $  4,227,854
Precision Castparts Corp.                             22,320        1,747,210
United Technologies Corp.                             84,570        5,287,316
                                                                 ------------
                                                                 $ 11,262,380
                                                                 ------------
ALCOHOLIC BEVERAGES - 0.6%
Diageo PLC                                            92,130     $  1,808,969
                                                                 ------------
APPAREL MANUFACTURERS - 1.8%
Coach, Inc. (a)                                       45,810     $  1,967,998
NIKE, Inc., "B"                                       31,490        3,118,455
                                                                 ------------
                                                                 $  5,086,453
                                                                 ------------
BIOTECHNOLOGY - 4.5%
Amgen, Inc. (a)                                       85,480     $  5,839,139
Genzyme Corp. (a)                                     55,530        3,419,537
Millipore Corp. (a)(l)                                54,990        3,662,334
                                                                 ------------
                                                                 $ 12,921,010
                                                                 ------------
BROADCASTING - 2.8%
News Corp., "A"                                      162,780     $  3,496,514
Walt Disney Co.                                       43,200        1,480,464
WPP Group PLC                                        216,370        2,926,215
                                                                 ------------
                                                                 $  7,903,193
                                                                 ------------
BROKERAGE & ASSET MANAGERS - 4.5%
Affiliated Managers Group,
Inc. (a)(l)                                           17,710     $  1,861,852
Franklin Resources, Inc.                              27,220        2,998,827
Goldman Sachs Group, Inc.                             20,730        4,132,526
Legg Mason, Inc.                                      10,409          989,375
Mellon Financial Corp.                                65,670        2,767,990
                                                                 ------------
                                                                 $ 12,750,570
                                                                 ------------
BUSINESS SERVICES - 1.4%
First Data Corp.                                     152,260     $  3,885,675
                                                                 ------------
CABLE TV - 0.4%
Comcast Corp., "Special A" (a)                        27,200     $  1,139,136
                                                                 ------------
CHEMICALS - 0.9%
Monsanto Co.                                          46,210     $  2,427,411
                                                                 ------------
COMPUTER SOFTWARE - 3.3%
Adobe Systems, Inc. (a)                              103,890     $  4,271,957
McAfee, Inc. (a)                                      58,140        1,650,013
Symantec Corp. (a)                                    71,220        1,484,937
TIBCO Software, Inc. (a)                             201,740        1,904,426
                                                                 ------------
                                                                 $  9,311,333
                                                                 ------------
COMPUTER SOFTWARE - SYSTEMS - 1.2%
Hewlett-Packard Co.                                   84,560     $  3,483,026
                                                                 ------------
CONSUMER GOODS & SERVICES - 2.1%
Alberto Culver Co.                                    36,280     $    778,206
Avon Products, Inc.                                   64,170        2,120,177
ITT Educational Services, Inc. (a)                    21,580        1,432,265
Monster Worldwide, Inc. (a)                           32,370        1,509,737
                                                                 ------------
                                                                 $  5,840,385
                                                                 ------------
CONTAINERS - 0.7%
Owens-Illinois, Inc. (a)(l)                          114,820     $  2,118,429
                                                                 ------------
ELECTRICAL EQUIPMENT - 4.2%
Rockwell Automation, Inc.                             46,830     $  2,860,376
Tyco International Ltd.                              172,990        5,258,896
W.W. Grainger, Inc.                                   55,890        3,908,947
                                                                 ------------
                                                                 $ 12,028,219
                                                                 ------------
ELECTRONICS - 5.9%
Applied Materials, Inc. (l)                          364,430     $  6,723,733
Intel Corp.                                          233,070        4,719,668
Marvell Technology Group Ltd. (a)                    155,290        2,980,015
SanDisk Corp. (a)(l)                                  55,160        2,373,535
                                                                 ------------
                                                                 $ 16,796,951
                                                                 ------------
ENERGY - INDEPENDENT - 2.8%
Apache Corp.                                          28,540     $  1,898,195
CONSOL Energy, Inc.                                   17,110          549,744
Devon Energy Corp.                                    61,920        4,153,594
EOG Resources, Inc.                                   20,360        1,271,482
                                                                 ------------
                                                                 $  7,873,015
                                                                 ------------
ENERGY - INTEGRATED - 4.2%
Exxon Mobil Corp.                                     56,440     $  4,324,997
Hess Corp.                                           106,440        5,276,231
TOTAL S.A., ADR                                       31,020        2,230,958
                                                                 ------------
                                                                 $ 11,832,186
                                                                 ------------
FOOD & BEVERAGES - 2.3%
Nestle S.A                                             5,930     $  2,106,563
PepsiCo, Inc.                                         68,810        4,304,066
                                                                 ------------
                                                                 $  6,410,629
                                                                 ------------
FOOD & DRUG STORES - 0.9%
CVS Corp. (l)                                         82,370     $  2,546,057
                                                                 ------------
GAMING & LODGING - 1.2%
Hilton Hotels Corp.                                   33,480     $  1,168,452
International Game Technology                         50,570        2,336,334
                                                                 ------------
                                                                 $  3,504,786
                                                                 ------------
GENERAL MERCHANDISE - 1.5%
Family Dollar Stores, Inc.                            50,400     $  1,478,232
Federated Department
Stores, Inc.                                          72,440        2,762,137
                                                                 ------------
                                                                 $  4,240,369
                                                                 ------------
INSURANCE - 7.2%
Ace Ltd.                                              23,660     $  1,433,086
Aflac, Inc.                                           56,170        2,583,820
Chubb Corp.                                           56,820        3,006,346
Endurance Specialty
Holdings Ltd.                                         32,020        1,171,292
Genworth Financial, Inc., "A"                        156,550        5,355,575
MetLife, Inc.                                         77,640        4,581,536
St. Paul Travelers Cos., Inc.                         43,680        2,345,179
                                                                 ------------
                                                                 $ 20,476,834
                                                                 ------------
INTERNET - 1.2%
Google, Inc., "A" (a)                                  7,170     $  3,301,642
                                                                 ------------
LEISURE & TOYS - 0.6%
Electronic Arts, Inc. (a)                             35,430     $  1,784,255
                                                                 ------------
MACHINERY & TOOLS - 1.2%
Deere & Co.                                           35,230     $  3,349,316
                                                                 ------------
MAJOR BANKS - 6.6%
Bank of America Corp.                                 75,690     $  4,041,089
Bank of New York Co., Inc.                           146,170        5,754,713
JPMorgan Chase & Co.                                 121,560        5,871,348
PNC Financial Services
Group, Inc.                                           42,510        3,147,440
                                                                 ------------
                                                                 $ 18,814,590
                                                                 ------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 0.4%
DaVita, Inc. (a)                                      22,680     $  1,290,038
                                                                 ------------
MEDICAL EQUIPMENT - 1.8%
Boston Scientific Corp. (a)                          182,280     $  3,131,570
St. Jude Medical, Inc. (a)                            56,740        2,074,414
                                                                 ------------
                                                                 $  5,205,984
                                                                 ------------
METALS & MINING - 0.9%
BHP Billiton PLC                                     138,090     $  2,527,476
                                                                 ------------
NATURAL GAS - PIPELINE - 1.7%
Williams Cos., Inc.                                  181,460     $  4,739,735
                                                                 ------------
NETWORK & TELECOM - 1.6%
Cisco Systems, Inc. (a)                              166,320     $  4,545,526
                                                                 ------------
OIL SERVICES - 3.1%
GlobalSantaFe Corp.                                   58,838     $  3,458,498
Noble Corp.                                           35,550        2,707,133
Schlumberger Ltd.                                     43,100        2,722,196
                                                                 ------------
                                                                 $  8,887,827
                                                                 ------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 3.4%
American Express Co.                                  92,990     $  5,641,703
SLM Corp.                                             84,750        4,133,258
                                                                 ------------
                                                                 $  9,774,961
                                                                 ------------
PERSONAL COMPUTERS & PERIPHERALS - 0.5%
EMC Corp. (a)                                        108,340     $  1,430,088
                                                                 ------------
PHARMACEUTICALS - 4.9%
Eli Lilly & Co.                                       61,090     $  3,182,789
Endo Pharmaceuticals
Holdings, Inc. (a)                                    98,060        2,704,495
Johnson & Johnson                                     53,830        3,553,857
Wyeth                                                 88,100        4,486,052
                                                                 ------------
                                                                 $ 13,927,193
                                                                 ------------
RAILROAD & SHIPPING - 0.5%
Burlington Northern Santa Fe Corp.                    20,650     $  1,524,176
                                                                 ------------
SPECIALTY CHEMICALS - 1.5%
Air Products & Chemicals, Inc.                        30,920     $  2,173,058
Praxair, Inc.                                         34,320        2,036,206
                                                                 ------------
                                                                 $  4,209,264
                                                                 ------------
SPECIALTY STORES - 1.4%
Chico's FAS, Inc. (a)(l)                              57,640     $  1,192,572
Lowe's Cos., Inc.                                     46,240        1,440,376
Staples, Inc.                                         54,720        1,461,024
                                                                 ------------
                                                                 $  4,093,972
                                                                 ------------
TELECOMMUNICATIONS - WIRELESS - 0.5%
Dobson Communications Corp. (a)                        4,260     $     37,105
Rogers Communications, Inc., "B"                      48,800        1,453,653
                                                                 ------------
                                                                 $  1,490,758
                                                                 ------------
TELEPHONE SERVICES - 3.2%
American Tower Corp., "A" (a)                         40,190     $  1,498,283
AT&T, Inc.                                           102,710        3,671,882
Qwest Communications International,
Inc. (a)                                             132,200        1,106,514
TELUS Corp. (non-voting shares)                       60,340        2,695,073
                                                                 ------------
                                                                 $  8,971,752
                                                                 ------------
TOBACCO - 3.7%
Altria Group, Inc.                                   121,110     $ 10,393,660
                                                                 ------------
TRUCKING - 0.5%
FedEx Corp.                                           13,300     $  1,444,646
                                                                 ------------
UTILITIES - ELECTRIC POWER - 1.5%
Dynegy Holdings, Inc. (a)                                494     $      3,577
FPL Group, Inc. (l)                                   39,540        2,151,767
NRG Energy, Inc. (a)                                  38,800        2,173,188
                                                                 ------------
                                                                 $  4,328,532
                                                                 ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST, $259,383,240)                                  $281,682,407
                                                                 ------------
SHORT-TERM OBLIGATIONS - 0.9%
General Electric Capital Corp.,
5.29%, due 1/02/07, at Amortized
Cost and Value (y)                              $  2,682,000     $  2,681,606
                                                                 ------------

COLLATERAL FOR SECURITIES LOANED - 3.2%
Navigator Securities Lending Prime
Portfolio, at Cost and
Net Asset Value                                    9,099,277     $  9,099,277
                                                                 ------------
TOTAL INVESTMENTS
(IDENTIFIED COST, $271,164,123)                                  $293,463,290
                                                                 ------------
OTHER ASSETS,
LESS LIABILITIES - (3.2)%                                          (9,187,761)
                                                                 ------------
NET ASSETS - 100.0%                                              $284,275,529
                                                                 ------------
(a) Non-income producing security.
(l) All or a portion of this security is on loan.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviation is used in this report and is defined:

ADR American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
--------------------------------------------------------------------------------
Investments, at value, including $8,879,503 of
securities on loan (identified cost, $271,164,123)  $293,463,290
Cash                                                       1,120
Receivable for investments sold                          357,885
Receivable for series shares sold                         35,019
Interest and dividends receivable                        317,221
Other assets                                               7,406
--------------------------------------------------------------------------------
Total assets                                                        $294,181,941
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                       $298,433
Payable for series shares reacquired                     346,141
Collateral for securities loaned, at value             9,099,277
Payable to affiliates
  Management fee                                          23,553
  Shareholder servicing costs                              1,323
  Distribution fees                                          459
  Administrative services fee                                646
Accrued expenses and other liabilities                   136,580
--------------------------------------------------------------------------------
Total liabilities                                                     $9,906,412
--------------------------------------------------------------------------------
Net assets                                                          $284,275,529
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in capital                                     $529,231,777
Unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                     22,298,875
Accumulated net realized gain (loss) on
investments and foreign currency transactions       (269,263,026)
Undistributed net investment income                    2,007,903
--------------------------------------------------------------------------------
Net assets                                                          $284,275,529
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding                             15,760,610
--------------------------------------------------------------------------------
Initial Class shares
  Net assets                                        $267,601,834
  Shares outstanding                                  14,831,277
--------------------------------------------------------------------------------
  Net asset value per share                                               $18.04
--------------------------------------------------------------------------------
Service Class shares
  Net assets                                         $16,673,695
  Shares outstanding                                     929,333
--------------------------------------------------------------------------------
  Net asset value per share                                               $17.94
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06

NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Income
  Dividends                                                                                 $4,518,641
  Interest                                                                                     124,512
  Foreign taxes withheld                                                                       (26,102)
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                            $4,617,051
-----------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                            $2,159,351
  Distribution fees                                                                             37,844
  Shareholder servicing costs                                                                  101,828
  Administrative services fee                                                                   55,755
  Independent trustees' compensation                                                            11,746
  Custodian fee                                                                                 96,356
  Shareholder communications                                                                    73,527
  Auditing fees                                                                                 39,121
  Legal fees                                                                                     6,276
  Miscellaneous                                                                                 32,144
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                     $2,613,948
-----------------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                         (20,706)
  Reduction of expenses by investment adviser                                                   (1,619)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                       $2,591,623
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                              $2,025,428
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                                  $23,538,046
  Foreign currency transactions                                                                (10,772)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                                         $23,527,274
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                               $2,766,072
  Translation of assets and liabilities in foreign currencies                                     (139)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                                         $2,765,933
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                                       $26,293,207
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                                              $28,318,635
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                                       2006                     2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      $2,025,428              $1,461,528
Net realized gain (loss) on investments and foreign currency transactions                  23,527,274              38,605,027
Net unrealized gain (loss) on investments and foreign currency translation                  2,765,933             (18,498,390)
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $28,318,635             $21,568,165
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
From net investment income
  Initial Class                                                                           $(1,405,149)            $(1,528,338)
  Service Class                                                                               (46,251)                (32,178)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                              $(1,451,400)            $(1,560,516)
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                                      $(45,597,506)           $(65,685,243)
-----------------------------------------------------------------------------------------------------------------------------
Total change in net assets                                                               $(18,730,271)           $(45,677,594)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
At beginning of period                                                                    303,005,800             348,683,394
At end of period (including undistributed net investment income of $2,007,903 and
$1,450,836, respectively)                                                                $284,275,529            $303,005,800
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years.
Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                                    YEARS ENDED 12/31
                                                       -----------------------------------------------------------------------
                                                           2006            2005            2004            2003           2002

Net asset value, beginning of period                     $16.41          $15.30          $13.35          $10.78         $14.32
------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                 $0.12           $0.07           $0.06           $0.10          $0.06
Net realized and unrealized gain (loss) on
investments and foreign currency                           1.59            1.11            2.04            2.55          (3.57)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          $1.71           $1.18           $2.10           $2.65         $(3.51)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
From net investment income                               $(0.08)         $(0.07)         $(0.15)         $(0.08)        $(0.03)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $18.04          $16.41          $15.30          $13.35         $10.78
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                10.48            7.80           15.85(b)        24.71(j)      (24.54)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     0.90            0.93            0.88            0.88           0.87
Expenses after expense reductions (f)                      0.89            0.93            0.88             N/A            N/A
Net investment income                                      0.71            0.47            0.47            0.83           0.52
Portfolio turnover                                           90              93             118             124             98
Net assets at end of period (000 Omitted)              $267,602        $289,472        $339,259        $352,464       $488,917
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                                    YEARS ENDED 12/31
                                                       -----------------------------------------------------------------------
                                                           2006            2005            2004            2003           2002

Net asset value, beginning of period                     $16.33          $15.23          $13.30          $10.74         $14.27
------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                 $0.09           $0.04           $0.03           $0.07          $0.04
Net realized and unrealized gain (loss) on
investments and foreign currency                           1.57            1.11            2.02            2.54          (3.56)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          $1.66           $1.15           $2.05           $2.61         $(3.52)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
From net investment income                               $(0.05)         $(0.05)         $(0.12)         $(0.05)        $(0.01)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $17.94          $16.33          $15.23          $13.30         $10.74
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                10.20            7.57           15.57(b)        24.37(j)      (24.72)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     1.14            1.19            1.13            1.13           1.10
Expenses after expense reductions (f)                      1.14            1.19            1.13             N/A            N/A
Net investment income                                      0.51            0.23            0.21            0.58           0.32
Portfolio turnover                                           90              93             118             124             98
Net assets at end of period (000 Omitted)               $16,674         $13,533          $9,424          $6,693         $6,211
------------------------------------------------------------------------------------------------------------------------------

(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(j) The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.02 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the
    Initial Class and Service Class total returns for the year ended December 31, 2003 would have each been lower by approximately 0.22%.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Research Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 94 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

                                                         12/31/06     12/31/05

      Ordinary income (including any short-term
      capital gains)                                   $1,451,400   $1,560,516

The federal tax cost and the tax basis components of distributable earnings were as follows:

              AS OF 12/31/06
              Cost of investments                   $271,423,227
              --------------------------------------------------
              Gross appreciation                     $29,287,103
              Gross depreciation                      (7,247,040)
              --------------------------------------------------
              Net unrealized appreciation
              (depreciation)                         $22,040,063
              Undistributed ordinary income           $2,007,903
              Capital loss carryforwards            (269,003,922)
              Other temporary differences                   (292)

As of December 31, 2006, the series had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

              12/31/09                             $(106,152,709)
              12/31/10                              (162,851,213)
              --------------------------------------------------
                                                   $(269,003,922)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the series.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the series' Board of Trustees. For the year ended December 31, 2006, the series' average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $100,770, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $542. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0194% of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $2,307. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,619, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $257,165,021 and $303,085,553, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                     YEAR ENDED 12/31/06            YEAR ENDED 12/31/05
                                                                   SHARES          AMOUNT          SHARES         AMOUNT
Shares sold
  Initial Class                                                    1,612,041      $27,590,411     1,211,131     $18,866,366
  Service Class                                                      280,447        4,761,887       286,168       4,406,939
----------------------------------------------------------------------------------------------------------------------------
                                                                   1,892,488      $32,352,298     1,497,299     $23,273,305
Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                       82,365       $1,405,149       106,282      $1,528,338
  Service Class                                                        2,722           46,251         2,244          32,178
----------------------------------------------------------------------------------------------------------------------------
                                                                      85,087       $1,451,400       108,526      $1,560,516
Shares reacquired
  Initial Class                                                   (4,505,343)    $(76,253,036)   (5,854,838)   $(89,322,943)
  Service Class                                                     (182,776)      (3,148,168)      (78,304)     (1,196,121)
----------------------------------------------------------------------------------------------------------------------------
                                                                  (4,688,119)    $(79,401,204)   (5,933,142)   $(90,519,064)
Net change
  Initial Class                                                   (2,810,937)    $(47,257,476)   (4,537,425)   $(68,928,239)
  Service Class                                                      100,393        1,659,970       210,108       3,242,996
----------------------------------------------------------------------------------------------------------------------------
                                                                  (2,710,544)    $(45,597,506)   (4,327,317)   $(65,685,243)

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $1,784 and $3,122, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                            POSITION(s) HELD          TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH            WITH FUND                  SINCE(h)                       OTHER DIRECTORSHIPS(j)
-------------------         ----------------          ---------------      ---------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)           Trustee                   February 2004     Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)             Trustee                   February 2004     Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                 Trustee and Chair of      February 1992     Private investor; Eastern Enterprises (diversified
(born 5/01/36)                 Trustees                                    services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)            Trustee                   January 2006      Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.         Trustee                   August 1993       Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning               Trustee                   January 2004      Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow               Trustee                   December 1993     Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty                Trustee                   December 2004     Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera             Trustee                   July 1981         Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt               Trustee                   August 1993       Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen              Trustee                   March 2005        Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                  Trustee                   January 2006      Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)              President                 November 2005     Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)              Treasurer                 September 2005    Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)       Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 1/18/74)                 Assistant Clerk                             and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)              Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Special
(born 11/21/63)                Assistant Clerk                             Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)          Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)            Assistant Secretary and   September 2005    Massachusetts Financial Services Company, Vice President
(born 7/10/68)                 Assistant Clerk                             and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)             Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)         Assistant Secretary and   June 2006         Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                 Assistant Clerk                             President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)              Assistant Treasurer       April 1997        Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)             Assistant Secretary and   May 2005          Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                 Assistant Clerk                             President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)            Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 11/05/70)                Assistant Clerk                             and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)            Secretary and Clerk       January 2006      Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino             Independent Chief         June 2004         Tarantino LLC (provider of compliance services),
(born 3/07/44)                 Compliance Officer                          Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)               Assistant Treasurer       September 1990    Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.
---------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                CUSTODIAN
Massachusetts Financial Services Company          State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741        225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                       INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                       Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741        200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGER
Katrina M. Mead

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds,
(iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 2nd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Series' performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on assets over $1 billion, which may not be changed without the Trustees' approval. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is currently subject to a breakpoint as a result of the advisory fee waiver described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o  data from investment applications and other forms
    o share balances and transactional historywith us, our affiliates, or others
    o  facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) VALUE SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VLU-ANN

MFS(R) VALUE SERIES


TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          5
--------------------------------------------------------------
EXPENSE TABLE                                                6
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     7
--------------------------------------------------------------
FINANCIAL STATEMENTS                                         9
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               14
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     19
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       20
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               23
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       26
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              26
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     26
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       27
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER


-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              99.0%
              Cash & Other Net Assets                     1.0%

              TOP TEN HOLDINGS

              Bank Of America Corp.                       4.1%
              ------------------------------------------------
              Altria Group, Inc.                          4.0%
              ------------------------------------------------
              Lockheed Martin Corp.                       3.9%
              ------------------------------------------------
              Citigroup, Inc.                             3.5%
              ------------------------------------------------
              Allstate Corp.                              3.5%
              ------------------------------------------------
              Metlife, Inc.                               2.9%
              ------------------------------------------------
              Johnson & Johnson                           2.8%
              ------------------------------------------------
              Goldman Sachs Group, Inc.                   2.7%
              ------------------------------------------------
              Exxon Mobil Corp.                           2.6%
              ------------------------------------------------
              TOTAL S.A., ADR                             2.4%
              ------------------------------------------------

              COMMON STOCK SECTORS

              Financial Services                         32.4%
              ------------------------------------------------
              Energy                                     11.8%
              ------------------------------------------------
              Industrial Goods & Services                11.0%
              ------------------------------------------------
              Health Care                                 8.3%
              ------------------------------------------------
              Utilities & Communications                  8.1%
              ------------------------------------------------
              Consumer Staples                            7.9%
              ------------------------------------------------
              Basic Materials                             5.5%
              ------------------------------------------------
              Autos & Housing                             3.1%
              ------------------------------------------------
              Retailing                                   3.0%
              ------------------------------------------------
              Technology                                  2.7%
              ------------------------------------------------
              Leisure                                     2.0%
              ------------------------------------------------
              Transportation                              2.0%
              ------------------------------------------------
              Special Products & Services                 1.2%
              ------------------------------------------------

Percentages are based on net assets as of 12/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS Value Series provided a total return of 20.84%, while Service Class shares provided a total return of 20.60%. These compare with a return of 22.25% for the series' benchmark, the Russell 1000 Value Index.

DETRACTORS FROM PERFORMANCE

Security selection in the utilities and communications sector held back results during the period. Our overweighted position in weak-performing wireless provider Sprint Nextel was a primary detractor from relative performance. The stock was down due to weaker-than-expected growth in subscribers and concerns about the customer base. Not owning benchmark constituents Bellsouth and AT&T also detracted as both stocks performed strongly versus the benchmark.

Stock selection in the energy sector was another area of relative weakness. Underweighting strong-performing Exxon Mobil and overweighting energy exploration and production company EOG Resources negatively affected results.

Stock selection in the basic materials sector also detracted from returns, although no individual securities within the sector were among the top detractors.

Our position in health care company Johnson & Johnson weighed on results as concerns surrounding its pharmaceutical patent expirations and a maturation of its drug eluting stent business put downward pressure on its share price. Our overweighted position in home improvement product maker Masco and our avoidance of global financial services firm Morgan Stanley also hurt relative returns. Overweighting railroad company Burlington Northern Santa Fe detracted as the stock lagged the benchmark.

The portfolio's cash position was also a detractor from relative performance. As with nearly all mutual funds, this portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the financial services sector was the most positive contributor to results. Overweighting investment banking firm Goldman Sachs aided performance. During the year Goldman Sachs completed a substantial share repurchase program and delivered earnings results that exceeded expectations. Avoiding insurer American International Group contributed to performance as this stock lagged the benchmark over the period.

Stock selection in the industrial goods and services sector also helped performance relative to the benchmark. Our positioning in defense contractor Lockheed Martin, which is not a benchmark constituent, was beneficial as this company continued to report quarterly results that exceeded expectations and the stock outperformed the broad index. Overweighting Deere & Co. also helped as the company continued to turn in good quarterly results. Finally, avoiding General Electric stock was a positive factor as this company substantially lagged the broad equity index.

Stock selection in the consumer staples sector was another positive factor. Our positioning in Archer-Daniel Midland(g), a processor of oilseeds, corn, and wheat, performed well on the back of improving secular trends. Owning Diageo PLC(c) also helped.

Elsewhere, agrochemical company Syngenta added to relative results as the stock outperformed over the period. Owning Cisco Systems(c) was also beneficial to performance as its shares appreciated significantly. Overweighting of FPL Group within the utilities and communications sector helped results.

During the reporting period, our currency exposure was a contributor to the portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the index.

Respectfully,

Nevin Chitkara                          Steven Gorham
Portfolio Manager                       Portfolio Manager

Note to Shareholders: Effective May 1, 2006, Nevin Chitkara became a co-manager of the portfolio.

(c) Security is not a benchmark constituent.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (t)

                            MFS Value Series --       Russell 1000
                               Initial Class           Value Index
             1/02                $10,000                 $10,000
            12/02                  8,630                   8,448
            12/03                 10,784                  10,985
            12/04                 12,421                  12,796
            12/05                 13,248                  13,699
            12/06                 16,009                  16,746

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class      Class inception date       1-yr        5-yr      Life (t)
-----------------------------------------------------------------------------
     Initial              1/02/02             20.84%       9.87%       9.87%
-----------------------------------------------------------------------------
     Service              1/02/02             20.60%       9.63%       9.63%
-----------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
-----------------------------------------------------------------------------
Russell 1000 Value Index (f)                  22.25%      10.86%      10.86%
-----------------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.
(t) For the period from the commencement of the series' investment operations, January 2, 2002, through the stated period end.

INDEX DEFINITION

Russell 1000 Value Index - constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006.

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    7/01/06-
Class                       Ratio       7/01/06        12/31/06       12/31/06
--------------------------------------------------------------------------------
         Actual            0.89%       $1,000.00      $1,139.70          $4.80
Initial  -----------------------------------------------------------------------
 Class   Hypothetical(h)   0.89%       $1,000.00      $1,020.72          $4.53
--------------------------------------------------------------------------------
         Actual            1.14%       $1,000.00      $1,138.10          $6.14
Service  -----------------------------------------------------------------------
 Class   Hypothetical(h)   1.14%       $1,000.00      $1,019.46          $5.80
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                               SHARES/PAR      VALUE ($)

COMMON STOCKS - 99.0%
AEROSPACE - 7.3%
Lockheed Martin Corp.                                   166,780    $ 15,355,430
Northrop Grumman Corp.                                  116,690       7,899,913
United Technologies Corp.                                92,730       5,797,480
                                                                   ------------
                                                                   $ 29,052,823
                                                                   ------------
ALCOHOLIC BEVERAGES - 1.1%
Diageo PLC                                              220,778    $  4,334,966
                                                                   ------------
APPAREL MANUFACTURERS - 1.4%
Hanesbrands, Inc. (a)                                     7,492    $    176,961
NIKE, Inc., "B"                                          53,260       5,274,338
                                                                   ------------
                                                                   $  5,451,299
                                                                   ------------
AUTOMOTIVE - 0.4%
Johnson Controls, Inc.                                   20,910    $  1,796,587
                                                                   ------------
BROADCASTING - 1.5%
Viacom, Inc., "B" (a)                                    68,699    $  2,818,720
Walt Disney Co.                                          44,610       1,528,785
WPP Group PLC                                           127,010       1,717,699
                                                                   ------------
                                                                   $  6,065,204
                                                                   ------------
BROKERAGE & ASSET MANAGERS - 5.7%
Franklin Resources, Inc.                                 22,190    $  2,444,672
Goldman Sachs Group, Inc.                                53,142      10,593,858
Lehman Brothers Holdings, Inc.                           40,730       3,181,828
Mellon Financial Corp.                                   84,641       3,567,618
Merrill Lynch & Co., Inc.                                29,475       2,744,123
                                                                   ------------
                                                                   $ 22,532,099
                                                                   ------------
BUSINESS SERVICES - 1.2%
Accenture Ltd., "A"                                     123,950    $  4,577,474
                                                                   ------------
CHEMICALS - 3.5%
Dow Chemical Co.                                         71,900    $  2,871,686
Nalco Holding Co. (a)                                    43,390         887,759
PPG Industries, Inc.                                     78,376       5,032,523
Syngenta AG                                              27,114       5,042,861
                                                                   ------------
                                                                   $ 13,834,829
                                                                   ------------
COMPUTER SOFTWARE - 0.9%
Oracle Corp. (a)                                        204,250    $  3,500,845
                                                                   ------------
COMPUTER SOFTWARE - SYSTEMS - 0.4%
Hewlett-Packard Co.                                      37,190    $  1,531,856
                                                                   ------------
CONSTRUCTION - 2.7%
Masco Corp.                                             258,190    $  7,712,135
Sherwin-Williams Co.                                     29,700       1,888,326
Toll Brothers, Inc. (a)                                  31,470       1,014,278
                                                                   ------------
                                                                   $ 10,614,739
                                                                   ------------
CONTAINERS - 0.2%
Smurfit-Stone Container Corp. (a)                        61,840    $    653,030
                                                                   ------------
ELECTRICAL EQUIPMENT - 1.3%
Cooper Industries Ltd., "A"                               8,060    $    728,866
Rockwell Automation, Inc.                                30,910       1,887,983
W.W. Grainger, Inc.                                      35,850       2,507,349
                                                                   ------------
                                                                   $  5,124,198
                                                                   ------------
ELECTRONICS - 1.0%
Analog Devices, Inc.                                     16,880    $    554,846
Intel Corp.                                             166,350       3,368,588
                                                                   ------------
                                                                   $  3,923,434
                                                                   ------------
ENERGY - INDEPENDENT - 2.2%
Apache Corp.                                             42,220    $  2,808,052
Devon Energy Corp.                                       55,830       3,745,076
EOG Resources, Inc.                                      37,750       2,357,488
                                                                   ------------
                                                                   $  8,910,616
                                                                   ------------
ENERGY - INTEGRATED - 9.2%
Chevron Corp.                                            40,600    $  2,985,318
ConocoPhillips                                          102,190       7,352,571
Exxon Mobil Corp.                                       133,738      10,248,343
Hess Corp.                                               90,150       4,468,736
Royal Dutch Shell PLC, ADR                               27,390       1,938,938
TOTAL S.A., ADR                                         133,402       9,594,272
                                                                   ------------
                                                                   $ 36,588,178
                                                                   ------------
FOOD & BEVERAGES - 2.8%
Kellogg Co.                                              83,460    $  4,178,008
Nestle S.A.                                              10,221       3,630,891
PepsiCo, Inc.                                            38,328       2,397,416
Tyson Foods, Inc., "A"                                   50,130         824,639
                                                                   ------------
                                                                   $ 11,030,954
                                                                   ------------
FOOD & DRUG STORES - 0.5%
CVS Corp.                                                65,810    $  2,034,187
                                                                   ------------
FOREST & PAPER PRODUCTS - 0.4%
Bowater, Inc.                                             9,770    $    219,825
International Paper Co.                                  43,149       1,471,381
                                                                   ------------
                                                                   $  1,691,206
                                                                   ------------
GENERAL MERCHANDISE - 1.1%
Federated Department Stores, Inc.                       114,750    $  4,375,418
                                                                   ------------
HEALTH MAINTENANCE ORGANIZATIONS - 1.2%
UnitedHealth Group, Inc.                                 20,810    $  1,118,121
WellPoint, Inc. (a)                                      45,920       3,613,445
                                                                   ------------
                                                                   $  4,731,566
                                                                   ------------
INSURANCE - 9.4%
Aflac, Inc.                                              31,500    $  1,449,000
Allstate Corp.                                          210,015      13,674,077
Chubb Corp.                                              47,240       2,499,468
Genworth Financial, Inc., "A"                           121,060       4,141,463
Hartford Financial Services Group, Inc.                  43,453       4,054,599
MetLife, Inc.                                           197,823      11,673,535
                                                                   ------------
                                                                   $ 37,492,142
                                                                   ------------
LEISURE & TOYS - 0.3%
Hasbro, Inc.                                             44,050    $  1,200,363
                                                                   ------------
MACHINERY & TOOLS - 2.4%
Deere & Co.                                              92,989    $  8,840,464
Finning International, Inc.                               6,740         276,508
Illinois Tool Works, Inc.                                11,040         509,938
                                                                   ------------
                                                                   $  9,626,910
                                                                   ------------
MAJOR BANKS - 9.1%
Bank of America Corp.                                   303,426    $ 16,199,914
Bank of New York Co., Inc.                              147,520       5,807,862
PNC Financial Services Group, Inc.                       74,190       5,493,028
SunTrust Banks, Inc.                                    101,883       8,604,019
                                                                   ------------
                                                                   $ 36,104,823
                                                                   ------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 0.3%
Caremark Rx, Inc.                                        21,740    $  1,241,571
                                                                   ------------
NETWORK & TELECOM - 0.4%
Cisco Systems, Inc. (a)                                  57,770    $  1,578,854
                                                                   ------------
OIL SERVICES - 0.4%
Noble Corp.                                              18,547    $  1,412,354
                                                                   ------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 8.2%
American Express Co.                                     66,287    $  4,021,632
Citigroup, Inc.                                         246,760      13,744,532
Fannie Mae                                              125,094       7,429,333
Freddie Mac                                              28,600       1,941,940
UBS AG                                                   87,104       5,291,698
                                                                   ------------
                                                                   $ 32,429,135
                                                                   ------------
PHARMACEUTICALS - 6.8%
Abbott Laboratories                                      37,860    $  1,844,161
Eli Lilly & Co.                                          65,730       3,424,533
Johnson & Johnson                                       170,130      11,231,983
Merck & Co., Inc.                                        97,460       4,249,256
Wyeth                                                   123,990       6,313,571
                                                                   ------------
                                                                   $ 27,063,504
                                                                   ------------
PRINTING & PUBLISHING - 0.2%
New York Times Co., "A"                                  40,460    $    985,606
                                                                   ------------
RAILROAD & SHIPPING - 1.9%
Burlington Northern Santa Fe Corp.                       63,560    $  4,691,364
Norfolk Southern Corp.                                   56,580       2,845,408
                                                                   ------------
                                                                   $  7,536,772
                                                                   ------------
SPECIALTY CHEMICALS - 1.4%
Air Products & Chemicals, Inc.                           43,236    $  3,038,626
Praxair, Inc.                                            40,896       2,426,360
                                                                   ------------
                                                                   $  5,464,986
                                                                   ------------
TELECOMMUNICATIONS - WIRELESS - 1.0%
Vodafone Group PLC                                    1,448,203    $  4,013,576
                                                                   ------------
TELEPHONE SERVICES - 2.4%
Embarq Corp.                                             38,837    $  2,041,273
Sprint Nextel Corp.                                     263,230       4,972,415
TELUS Corp. (non-voting shares)                          12,620         563,670
Verizon Communications, Inc.                             48,470       1,805,023
                                                                   ------------
                                                                   $  9,382,381
                                                                   ------------
TOBACCO - 4.0%
Altria Group, Inc.                                      184,181    $ 15,806,413
                                                                   ------------
TRUCKING - 0.1%
Con-way, Inc.                                             5,210    $    229,448
                                                                   ------------
UTILITIES - ELECTRIC POWER - 4.7%
Dominion Resources, Inc.                                 87,750    $  7,356,960
Entergy Corp.                                            28,080       2,592,346
FPL Group, Inc.                                          81,410       4,430,332
PPL Corp.                                                27,770         995,277
Public Service Enterprise Group, Inc.                    10,050         667,119
TXU Corp.                                                49,410       2,678,516
                                                                   ------------
                                                                   $ 18,720,550
                                                                   ------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $333,483,293)                $392,644,896
                                                                   ------------
SHORT-TERM OBLIGATIONS - 1.3%
General Electric Capital Corp., 5.29%,
due 1/02/07, at Amortized Cost and Value (y)         $5,097,000    $  5,096,251
                                                                   ------------
TOTAL INVESTMENTS (IDENTIFIED COST, $338,579,544)                  $397,741,147
                                                                   ------------
OTHER ASSETS, LESS LIABILITIES - (0.3)%                              (1,076,513)
                                                                   ------------
NET ASSETS - 100.0%                                                $396,664,634
                                                                   ------------

(a) Non-income producing security.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviation is used in this report and is defined:

ADR      American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
--------------------------------------------------------------------------------
Investments, at value
(identified cost, $338,579,544)                     $397,741,147
Cash                                                         319
Receivable for investments sold                        1,106,605
Receivable for series shares sold                        911,687
Interest and dividends receivable                        612,342
Other assets                                               9,388
--------------------------------------------------------------------------------
Total assets                                                        $400,381,488
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                     $1,483,032
Payable for series shares reacquired                   2,101,898
Payable to affiliates
  Management fee                                          32,900
  Shareholder servicing costs                              1,891
  Distribution fees                                        3,890
  Administrative services fee                                864
Accrued expenses and other liabilities                    92,379
--------------------------------------------------------------------------------
Total liabilities                                                     $3,716,854
--------------------------------------------------------------------------------
Net assets                                                          $396,664,634
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in capital                                     $326,516,519
Unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                     59,163,879
Accumulated net realized gain (loss) on
investments and foreign currency transactions          6,847,198
Undistributed net investment income                    4,137,038
--------------------------------------------------------------------------------
Net assets                                                          $396,664,634
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding                             27,385,772
--------------------------------------------------------------------------------
Initial Class shares
  Net assets                                        $256,529,156
  Shares outstanding                                  17,667,030
--------------------------------------------------------------------------------
  Net asset value per share                                               $14.52
--------------------------------------------------------------------------------
Service Class shares
  Net assets                                        $140,135,478
  Shares outstanding                                   9,718,742
--------------------------------------------------------------------------------
  Net asset value per share                                               $14.42
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06
NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
Income
  Dividends                                                                      $6,420,778
  Interest                                                                          300,636
  Foreign taxes withheld                                                            (49,460)
------------------------------------------------------------------------------------------------------------
Total investment income                                                                           $6,671,954
------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                 $1,974,526
  Distribution fees                                                                 219,783
  Shareholder servicing costs                                                        97,038
  Administrative services fee                                                        52,772
  Independent trustees' compensation                                                  6,153
  Custodian fee                                                                      81,478
  Shareholder communications                                                         52,322
  Auditing fees                                                                      40,153
  Legal fees                                                                          5,448
  Miscellaneous                                                                      23,653
------------------------------------------------------------------------------------------------------------
Total expenses                                                                                    $2,553,326
------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                              (15,656)
  Reduction of expenses by investment adviser                                        (1,353)
------------------------------------------------------------------------------------------------------------
Net expenses                                                                                      $2,536,317
------------------------------------------------------------------------------------------------------------
Net investment income                                                                             $4,135,637
------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                        $6,946,863
  Foreign currency transactions                                                       1,919
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                         $6,948,782
------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                   $42,000,957
  Translation of assets and liabilities in foreign currencies                         2,115
------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                       $42,003,072
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                      $48,951,854
------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                             $53,087,491
------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                               2006              2005
CHANGE IN NET ASSETS

FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income                                                             $4,135,637        $2,268,089
Net realized gain (loss) on investments and foreign currency transactions          6,948,782         6,720,421
Net unrealized gain (loss) on investments and foreign currency translation        42,003,072         1,757,339
--------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                             $53,087,491       $10,745,849
--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
From net investment income
  Initial Class                                                                  $(1,596,862)        $(788,364)
  Service Class                                                                     (662,120)         (330,322)
From net realized gain on investments and foreign currency transactions
  Initial Class                                                                   (4,513,846)       (2,348,350)
  Service Class                                                                   (2,228,194)       (1,171,569)
--------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                     $(9,001,022)      $(4,638,605)
--------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                             $159,960,911       $67,305,831
--------------------------------------------------------------------------------------------------------------
Total change in net assets                                                      $204,047,380       $73,413,075
--------------------------------------------------------------------------------------------------------------

NET ASSETS
--------------------------------------------------------------------------------------------------------------
At beginning of period                                                          $192,617,254      $119,204,179
At end of period (including undistributed net investment
income of $4,137,038 and $2,258,464, respectively)                              $396,664,634      $192,617,254
--------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                            YEARS ENDED 12/31
                                                       ----------------------------------------------------------
                                                           2006         2005       2004        2003       2002(c)

Net asset value, beginning of period                     $12.52       $12.13     $10.76       $8.63        $10.00
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
Net investment income (d)                                 $0.22        $0.18      $0.16       $0.14         $0.16
Net realized and unrealized gain (loss)
on investments and foreign currency                        2.32         0.60       1.44        2.01         (1.53)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                          $2.54        $0.78      $1.60       $2.15        $(1.37)
-----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
From net investment income                               $(0.14)      $(0.10)    $(0.06)     $(0.02)          $--
From net realized gain on investments
and foreign currency transactions                         (0.40)       (0.29)     (0.17)         --            --
-----------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders             $(0.54)      $(0.39)    $(0.23)     $(0.02)          $--
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $14.52       $12.52     $12.13      $10.76         $8.63
-----------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                20.84         6.66      15.18       24.96        (13.70)(n)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     0.88         0.91       0.93        1.18          2.94(a)
Expenses after expense reductions (f)                      0.88         0.90       0.90        0.90          0.90(a)
Net investment income                                      1.65         1.50       1.44        1.45          1.89(a)
Portfolio turnover                                           25           20         34          48           102
Net assets at end of period (000 Omitted)              $256,529     $132,371    $83,704     $36,981        $5,497
-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                            YEARS ENDED 12/31
                                                       ----------------------------------------------------------
                                                           2006         2005       2004        2003       2002(c)
Net asset value, beginning of period                     $12.44       $12.07     $10.73       $8.62        $10.00
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
Net investment income (d)                                 $0.18        $0.15      $0.13       $0.11         $0.12
Net realized and unrealized gain (loss)
on investments and foreign currency                        2.32         0.59       1.43        2.02         (1.50)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                          $2.50        $0.74      $1.56       $2.13        $(1.38)
-----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
From net investment income                               $(0.12)      $(0.08)    $(0.05)     $(0.02)          $--
From net realized gain on investments
and foreign currency transactions                         (0.40)       (0.29)     (0.17)         --            --
-----------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders             $(0.52)      $(0.37)    $(0.22)     $(0.02)          $--
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $14.42       $12.44     $12.07      $10.73         $8.62
-----------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                20.60         6.38      14.82       24.71        (13.80)(n)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     1.13         1.16       1.18        1.43          3.19(a)
Expenses after expense reductions (f)                      1.13         1.15       1.15        1.15          1.15(a)
Net investment income                                      1.40         1.25       1.19        1.22          1.44(a)
Portfolio turnover                                           25           20         34          48           102
Net assets at end of period (000 Omitted)              $140,135      $60,247    $35,500     $18,137        $3,735
-----------------------------------------------------------------------------------------------------------------

(a) Annualized.
(c) For the period from the commencement of the series' investment operations, January 2, 2002 through the stated
    period end.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Value Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 28 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

                                              12/31/06        12/31/05

           Ordinary income (including
           any short-term capital gains)    $3,831,053      $2,476,126

           Long-term capital gain            5,169,969       2,162,479
           -----------------------------------------------------------
           Total distributions              $9,001,022      $4,638,605

The federal tax cost and the tax basis components of distributable earnings were as follows:

           AS OF 12/31/06

           Cost of investments                            $339,192,984
           -----------------------------------------------------------
           Gross appreciation                              $59,482,695
           Gross depreciation                                 (934,532)
           -----------------------------------------------------------
           Net unrealized appreciation (depreciation)      $58,548,163
           Undistributed ordinary income                     4,722,109
           Undistributed long-term capital gain              6,875,567
           Other temporary differences                           2,276

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the series.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1.0 billion. This written agreement may be rescinded only upon consent of the series' Board of Trustees. For the year ended December 31, 2006, the series' average daily net assets did not exceed $1.0 billion and therefore, the management fee was not reduced.

The investment adviser has agreed in writing to pay a portion of the series' operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that operating expenses do not exceed 0.15% annually of the series' average daily net assets. This written agreement will continue through April 30, 2007 unless changed or rescinded by the series' Board of Trustees. For the year ended December 31, 2006, the series' actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the series' expenses.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries in connection with the sale and distribution of the series' Service Class shares and the sale and distribution of the variable annuity or variable life insurance contracts investing indirectly in Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $92,145, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $764. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0200% of the series', average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $2,024. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,353, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $219,696,975 and $64,760,818, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                       YEAR ENDED 12/31/06            YEAR ENDED 12/31/05
                                                                      SHARES        AMOUNT          SHARES         AMOUNT
Shares sold
  Initial Class                                                      7,296,901    $98,001,296      3,911,938     $47,432,204
  Service Class                                                      5,716,465     75,978,456      2,522,048      30,492,137
----------------------------------------------------------------------------------------------------------------------------
                                                                    13,013,366   $173,979,752      6,433,986     $77,924,341

Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                        472,965     $6,110,708        272,521      $3,136,714
  Service Class                                                        224,927      2,890,314        131,055       1,501,891
----------------------------------------------------------------------------------------------------------------------------
                                                                       697,892     $9,001,022        403,576      $4,638,605

Shares reacquired
  Initial Class                                                       (676,855)   $(9,029,625)      (510,208)    $(6,203,414)
  Service Class                                                     (1,064,102)   (13,990,238)      (751,832)     (9,053,701)
----------------------------------------------------------------------------------------------------------------------------
                                                                    (1,740,957)  $(23,019,863)    (1,262,040)   $(15,257,115)

Net change
  Initial Class                                                      7,093,011    $95,082,379      3,674,251     $44,365,504
  Service Class                                                      4,877,290     64,878,532      1,901,271      22,940,327
----------------------------------------------------------------------------------------------------------------------------
                                                                    11,970,301   $159,960,911      5,575,522     $67,305,831

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $1,670 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Value Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Value Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   --------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)          Trustee                   February 2004      Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)            Trustee                   February 2004      Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of      February 1992      Private investor; Eastern Enterprises (diversified
(born 5/01/36)                Trustees                                     services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)           Trustee                   January 2006       Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.        Trustee                   August 1993        Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning              Trustee                   January 2004       Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow              Trustee                   December 1993      Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty               Trustee                   December 2004      Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera            Trustee                   July 1981          Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt              Trustee                   August 1993        Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen             Trustee                   March 2005         Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                 Trustee                   January 2006       Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)             President                 November 2005      Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)             Treasurer                 September 2005     Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)      Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 1/18/74)                Assistant Clerk                              and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)             Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Special
(born 11/21/63)               Assistant Clerk                              Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)         Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)           Assistant Secretary and   September 2005     Massachusetts Financial Services Company, Vice President
(born 7/10/68)                Assistant Clerk                              and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)            Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)        Assistant Secretary and   June 2006          Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                Assistant Clerk                              President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)             Assistant Treasurer       April 1997         Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)            Assistant Secretary and   May 2005           Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                Assistant Clerk                              President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)           Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 11/05/70)               Assistant Clerk                              and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)           Secretary and Clerk       January 2006       Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino            Independent Chief         June 2004          Tarantino LLC (provider of compliance services),
(born 3/07/44)                Compliance Officer                           Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)              Assistant Treasurer       September 1990     Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid
    Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow,
Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the
Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                                   CUSTODIAN
Massachusetts Financial Services Company                             State Street Bank and Trust Company
500 Boylston Street, Boston, MA                                      225 Franklin Street, Boston, MA 02110
02116-3741
                                                                     INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                                          ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                          Deloitte & Touche LLP
500 Boylston Street, Boston, MA                                      200 Berkeley Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGERS
Nevin Chitkara
Steven Gorham

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 2nd quintile for the one-year period ended December 31, 2005 relative to the Lipper performance universe. The Series commenced investment operations in 2002, therefore, no performance quintile for the five-year period was available. Because of the passage of time, this performance may differ from performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Series' performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to observe an advisory fee waiver on assets over $1 billion, which may not be changed without the Trustees' approval, and that MFS currently observes an expense limitation for the Series. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate (taking into account the expense limitation) and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is currently subject to a breakpoint as a result of the advisory fee waiver described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The series designates $5,169,969 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 84.80% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) CAPITAL OPPORTUNITIES SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VVS-ANN

MFS(R) CAPITAL OPPORTUNITIES SERIES


Note to Shareholders: Effective May 1, 2007, the portfolio's name will be changed to MFS(R) Core Equity Series.


TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          5
--------------------------------------------------------------
EXPENSE TABLE                                                7
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     8
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        10
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               15
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     20
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       21
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               24
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       27
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              27
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     27
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       28
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER


-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              96.2%
              Cash & Other Net Assets                     3.8%

              TOP TEN HOLDINGS

              Johnson & Johnson                           3.0%
              ------------------------------------------------
              Nestle S.A.                                 3.0%
              ------------------------------------------------
              Wyeth                                       2.9%
              ------------------------------------------------
              Tyco International Ltd.                     2.8%
              ------------------------------------------------
              Amgen, Inc.                                 2.7%
              ------------------------------------------------
              St. Paul Travelers Cos., Inc.               2.5%
              ------------------------------------------------
              First Data Corp.                            2.4%
              ------------------------------------------------
              Altria Group, Inc.                          2.3%
              ------------------------------------------------
              Intel Corp.                                 2.1%
              ------------------------------------------------
              JPMorgan Chase & Co.                        2.1%
              ------------------------------------------------

              COMMON STOCK SECTORS

              Financial Services                         18.6%
              ------------------------------------------------
              Health Care                                18.2%
              ------------------------------------------------
              Technology                                 12.9%
              ------------------------------------------------
              Retailing                                   8.9%
              ------------------------------------------------
              Energy                                      8.0%
              ------------------------------------------------
              Special Products & Services                 7.8%
              ------------------------------------------------
              Consumer Staples                            6.9%
              ------------------------------------------------
              Basic Materials                             5.7%
              ------------------------------------------------
              Industrial Goods & Services                 4.2%
              ------------------------------------------------
              Leisure                                     2.0%
              ------------------------------------------------
              Utilities & Communications                  1.7%
              ------------------------------------------------
              Autos & Housing                             1.3%
              ------------------------------------------------

Percentages are based on net assets as of 12/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS Capital Opportunities Series provided a total return of 13.80%, while Service Class shares provided a total return of 13.50%. These compare with a return of 15.79% for the series' benchmark, the Standard & Poor's 500 Stock Index.

DETRACTORS FROM PERFORMANCE

Relative to the benchmark, health care, utilities and communications, and leisure were the portfolio's weakest-contributing sectors.

In health care, a combination of stock selection and an overweighted position hurt relative performance. Our positioning in medical device maker Advanced Medical Optics(c) was a factor in these disappointing results. Advanced Medical Optics struggled after the company lowered its earnings guidance for 2007. Management cited a slowdown in laser vision correction procedures and a slower-than-expected uptake of its multifocal intraocular lenses, especially in Europe, as reasons for its dampened outlook.

In the utilities and communications sector, not owning benchmark constituent AT&T detracted from relative performance as the stock posted strong gains over the reporting period.

In the leisure sector, it was a combination of stock selection and an underweighted position that dampened results. No individual securities in this sector were among the portfolio's top detractors.

Stocks in other sectors that had a negative impact on relative performance included poor-performing multimedia image provider Getty Images(c), package manufacturer Owens-Illinois(c), direct-sale computer vendor Dell, auto parts retailer Advance Auto Parts(c), internet service provider Yahoo!, and global telecommunications equipment maker Nortel Networks(c)(g). Getty Images' stock fell due to a slowing image market that led to a depressed revenue trend.

The portfolio's cash position was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Retailing, consumer staples, and technology were the portfolio's top contributing sectors to relative performance over the period. In all three sectors, stock selection was the key factor.

In retailing, the portfolio's positioning in strong-performing specialty used-car dealer CarMax(c) had a positive impact on relative returns. CarMax's stock price appreciated due to strong store traffic, particularly in the company's new Atlanta buying center. Our holdings in discount department store Kohl's(g) also helped as this stock outperformed the benchmark.

In the consumer staples sector, our positioning in global food company Nestle S.A.(c) was beneficial to relative results. In technology, strong contributors included network equipment company Cisco Systems and enterprise software giant Oracle.

Elsewhere, our holdings in billing software company Amdocs(c)(g), media conglomerate Walt Disney(g), and property and casualty insurer St. Paul Travelers Cos. aided relative results. Not holding the stocks of weak-performing benchmark constituents, General Electric and UnitedHealth Group, also helped.

During the reporting period, the portfolio's currency exposure contributed to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jeffrey Constantino                     Gregory Locraft
Portfolio Manager                       Portfolio Manager

Note to Shareholders: Effective May 1, 2007, the portfolio will be renamed MFS Core Equity Series and will be managed by a team of analysts under the general supervision of Katrina Mead.

(c) Security is not a benchmark constituent.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                             MFS Capital
                       Opportunities Series --      Standard & Poor's
                            Initial Class            500 Stock Index
            12/96              $10,000                   $10,000
            12/97               12,647                    13,336
            12/98               16,036                    17,148
            12/99               23,641                    20,756
            12/00               22,777                    18,866
            12/01               17,429                    16,624
            12/02               12,254                    12,950
            12/03               15,610                    16,664
            12/04               17,556                    18,478
            12/05               17,852                    19,385
            12/06               20,315                    22,447

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class      Class inception date       1-yr       5-yr       10-yr
-----------------------------------------------------------------------------

     Initial              8/14/96             13.80%      3.11%       7.35%
-----------------------------------------------------------------------------
     Service              5/01/00             13.50%      2.86%       7.17%
-----------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
-----------------------------------------------------------------------------
Standard & Poor's 500 Stock Index (f)         15.79%      6.19%       8.42%
-----------------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.

INDEX DEFINITION

Standard & Poor's 500 Stock Index - a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006.

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    7/01/06-
Class                       Ratio       7/01/06        12/31/06       12/31/06
--------------------------------------------------------------------------------
         Actual             0.90%     $1,000.00       $1,117.40         $4.80
Initial  -----------------------------------------------------------------------
 Class   Hypothetical(h)    0.90%     $1,000.00       $1,020.67         $4.58
--------------------------------------------------------------------------------
         Actual             1.15%     $1,000.00       $1,115.90         $6.13
Service  -----------------------------------------------------------------------
 Class   Hypothetical(h)    1.15%     $1,000.00       $1,019.41         $5.85
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                                SHARES/PAR     VALUE ($)

COMMON STOCKS - 96.2%
AEROSPACE - 1.4%
United Technologies Corp.                                 33,310   $  2,082,541
                                                                   ------------
ALCOHOLIC BEVERAGES - 0.4%
Grupo Modelo S.A. de C.V., "C"                           113,300   $    629,291
                                                                   ------------
APPAREL MANUFACTURERS - 3.0%
LVMH Moet Hennessy Louis Vuitton S.A.                     14,060   $  1,483,528
NIKE, Inc., "B"                                           29,370      2,908,511
                                                                   ------------
                                                                   $  4,392,039
                                                                   ------------
AUTOMOTIVE - 1.3%
Bayerische Motoren Werke AG                               32,300   $  1,854,742
                                                                   ------------
BIOTECHNOLOGY - 6.8%
Amgen, Inc. (a)                                           57,480   $  3,926,459
Genzyme Corp. (a)                                         37,681      2,320,396
MedImmune, Inc. (a)                                       25,620        829,319
Millipore Corp. (a)                                       42,720      2,845,152
                                                                   ------------
                                                                   $  9,921,326
                                                                   ------------
BROADCASTING - 2.0%
Viacom, Inc., "B" (a)                                     71,661   $  2,940,251
                                                                   ------------
BROKERAGE & ASSET MANAGERS - 2.6%
Affiliated Managers Group, Inc. (a)(l)                    14,230   $  1,496,000
EFG International (a)                                     19,920        750,943
Franklin Resources, Inc.                                  13,570      1,495,007
                                                                   ------------
                                                                   $  3,741,950
                                                                   ------------
BUSINESS SERVICES - 5.6%
First Data Corp.                                         139,470   $  3,559,274
Getty Images, Inc. (a)(l)                                 50,850      2,177,397
Global Payments, Inc.                                     51,220      2,371,486
                                                                   ------------
                                                                   $  8,108,157
                                                                   ------------
CHEMICALS - 1.4%
Bayer AG                                                  37,890   $  2,033,217
                                                                   ------------
COMPUTER SOFTWARE - 2.0%
Oracle Corp. (a)                                          70,233   $  1,203,794
Symantec Corp. (a)                                        85,610      1,784,969
                                                                   ------------
                                                                   $  2,988,763
                                                                   ------------
COMPUTER SOFTWARE - SYSTEMS - 1.8%
Dell, Inc. (a)                                           103,920   $  2,607,353
                                                                   ------------
CONSUMER GOODS & SERVICES - 2.7%
eBay, Inc. (a)                                            80,230   $  2,412,516
ITT Educational Services, Inc. (a)                        12,330        818,342
Kimberly-Clark de Mexico S.A. de C.V., "A"               145,900        671,093
                                                                   ------------
                                                                   $  3,901,951
                                                                   ------------
CONTAINERS - 1.8%
Owens-Illinois, Inc. (a)                                 144,700   $  2,669,715
                                                                   ------------
ELECTRICAL EQUIPMENT - 2.8%
Tyco International Ltd.                                  132,921   $  4,040,798
                                                                   ------------
ELECTRONICS - 2.1%
Intel Corp.                                              148,000   $  2,997,000
                                                                   ------------
ENERGY - INTEGRATED - 4.6%
Exxon Mobil Corp.                                         19,750   $  1,513,443
Hess Corp. (l)                                            58,610      2,905,298
TOTAL S.A., ADR                                           31,500      2,265,480
                                                                   ------------
                                                                   $  6,684,221
                                                                   ------------
FOOD & BEVERAGES - 3.7%
Nestle S.A.                                               12,253   $  4,352,735
PepsiCo, Inc.                                             17,700      1,107,135
                                                                   ------------
                                                                   $  5,459,870
                                                                   ------------
FOOD & DRUG STORES - 1.4%
CVS Corp.                                                 66,780   $  2,064,170
                                                                   ------------
INSURANCE - 5.8%
Aflac, Inc.                                               43,050   $  1,980,300
Berkshire Hathaway, Inc., "B" (a)                            780      2,859,480
St. Paul Travelers Cos., Inc.                             67,140      3,604,747
                                                                   ------------
                                                                   $  8,444,527
                                                                   ------------
INTERNET - 1.4%
Yahoo!, Inc. (a)                                          82,530   $  2,107,816
                                                                   ------------
MAJOR BANKS - 4.2%
Bank of America Corp.                                     35,176   $  1,878,047
JPMorgan Chase & Co.                                      61,920      2,990,736
PNC Financial Services Group, Inc.                        17,240      1,276,450
                                                                   ------------
                                                                   $  6,145,233
                                                                   ------------
MEDICAL EQUIPMENT - 5.0%
Advanced Medical Optics, Inc. (a)(l)                      62,970   $  2,216,544
DENTSPLY International, Inc.                              24,500        731,325
Medtronic, Inc.                                           53,360      2,855,294
Ventana Medical Systems, Inc. (a)(l)                      15,870        682,886
Zimmer Holdings, Inc. (a)                                 10,310        808,098
                                                                   ------------
                                                                   $  7,294,147
                                                                   ------------
METALS & MINING - 1.4%
BHP Billiton Ltd., ADR (l)                                52,240   $  2,076,540
                                                                   ------------
NETWORK & TELECOM - 5.6%
Cisco Systems, Inc. (a)                                  102,360   $  2,797,499
Juniper Networks, Inc. (a)                                98,760      1,870,514
NICE Systems Ltd., ADR (a)                                89,120      2,743,114
TomTom N.V. (a)                                           17,360        749,644
                                                                   ------------
                                                                   $  8,160,771
                                                                   ------------
OIL SERVICES - 3.4%
Dresser-Rand Group, Inc. (a)                              30,600   $    748,782
GlobalSantaFe Corp.                                       36,375      2,138,123
Noble Corp.                                               27,740      2,112,401
                                                                   ------------
                                                                   $  4,999,306
                                                                   ------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 6.0%
American Express Co.                                      38,270   $  2,321,841
Commerce Bancorp, Inc. (l)                                61,210      2,158,877
Investors Financial Services Corp. (l)                    34,550      1,474,249
New York Community Bancorp, Inc. (l)                     100,810      1,623,041
SLM Corp.                                                 25,670      1,251,926
                                                                   ------------
                                                                   $  8,829,934
                                                                   ------------
PHARMACEUTICALS - 6.4%
Eli Lilly & Co.                                           13,520   $    704,392
Johnson & Johnson                                         67,100      4,429,942
Wyeth                                                     83,973      4,275,905
                                                                   ------------
                                                                   $  9,410,239
                                                                   ------------
SPECIALTY CHEMICALS - 1.1%
Praxair, Inc.                                             26,570   $  1,576,398
                                                                   ------------
SPECIALTY STORES - 4.5%
Advance Auto Parts, Inc.                                  54,950   $  1,954,022
CarMax, Inc. (a)(l)                                       32,180      1,725,813
PetSmart, Inc.                                            68,070      1,964,500
Urban Outfitters, Inc. (a)(l)                             39,630        912,679
                                                                   ------------
                                                                   $  6,557,014
                                                                   ------------
TOBACCO - 2.3%
Altria Group, Inc.                                        38,430   $  3,298,063
                                                                   ------------
UTILITIES - ELECTRIC POWER - 1.7%
Constellation Energy Group, Inc.                          14,070   $    969,001
NRG Energy, Inc. (a)(l)                                   26,070      1,460,181
                                                                   ------------
                                                                   $  2,429,182
                                                                   ------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $131,505,298)                $140,446,525
                                                                   ------------
SHORT-TERM OBLIGATIONS - 4.0%
General Electric Capital Corp., 5.29%, due 1/02/07,
at Amortized Cost and Value (y)                       $5,878,000   $  5,877,136
                                                                   ------------
COLLATERAL FOR SECURITIES LOANED - 10.8%
Navigator Securities Lending Prime
Portfolio, at Cost and Net Asset Value                15,748,656   $ 15,748,656
                                                                   ------------
REPURCHASE AGREEMENTS - 0.1%
Merrill Lynch, 5.32%, dated 12/29/06, due 1/02/07,
total to be received $74,044 (secured by various
U.S. Treasury and Federal Agency obligations
and Mortgage Backed securities in a jointly
traded account), at Cost                              $   74,000   $     74,000
                                                                   ------------
TOTAL INVESTMENTS (IDENTIFIED COST, $153,205,090)                  $162,146,317
                                                                   ------------
OTHER ASSETS, LESS LIABILITIES - (11.1)%                            (16,147,141)
                                                                   ------------
NET ASSETS - 100.0%                                                $145,999,176
                                                                   ------------

(a) Non-income producing security.
(l) All or a portion of this security is on loan.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviation is used in this report and is defined:

ADR      American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
--------------------------------------------------------------------------------
Investments, at value, including $15,399,801 of
securities on loan (identified cost, $153,205,090)   $162,146,317
Cash                                                          913
Receivable for investments sold                            59,069
Receivable for series shares sold                          12,648
Interest and dividends receivable                         108,023
Receivable from investment adviser                          9,972
Other assets                                                4,004
--------------------------------------------------------------------------------
Total assets                                                        $162,340,946
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                        $357,569
Payable for series shares reacquired                      126,119
Collateral for securities loaned, at value             15,748,656
Payable to affiliates
  Management fee                                           12,076
  Shareholder servicing costs                                 719
  Distribution fees                                           407
  Administrative services fee                                 378
Accrued expenses and other liabilities                     95,846
--------------------------------------------------------------------------------
Total liabilities                                                    $16,341,770
--------------------------------------------------------------------------------
Net assets                                                          $145,999,176
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in capital                                      $183,663,924
Unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                       8,942,300
Accumulated net realized gain (loss) on
investments and foreign currency transactions         (47,070,003)
Undistributed net investment income                       462,955
--------------------------------------------------------------------------------
Net assets                                                          $145,999,176
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding                              9,419,008
--------------------------------------------------------------------------------
Initial Class shares:
  Net assets                                         $131,258,747
  Shares outstanding                                    8,462,740
--------------------------------------------------------------------------------
  Net asset value per share                                               $15.51
--------------------------------------------------------------------------------
Service Class shares:
  Net assets                                          $14,740,429
  Shares outstanding                                      956,268
--------------------------------------------------------------------------------
  Net asset value per share                                               $15.41
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06
NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
Income
  Dividends                                                                      $1,602,118
  Interest                                                                          226,695
  Foreign taxes withheld                                                            (15,876)
------------------------------------------------------------------------------------------------------------
Total investment income                                                                           $1,812,937
------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                 $1,098,153
  Distribution fees                                                                  37,534
  Shareholder servicing costs                                                        51,883
  Administrative services fee                                                        32,696
  Independent trustees' compensation                                                  5,999
  Custodian fee                                                                      55,923
  Shareholder communications                                                         44,966
  Auditing fees                                                                      39,121
  Legal fees                                                                          3,027
  Miscellaneous                                                                      18,974
------------------------------------------------------------------------------------------------------------
Total expenses                                                                                    $1,388,276
------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                              (11,098)
  Reduction of expenses by investment adviser                                       (35,613)
------------------------------------------------------------------------------------------------------------
Net expenses                                                                                      $1,341,565
------------------------------------------------------------------------------------------------------------
Net investment income                                                                               $471,372
------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                       $17,298,377
  Foreign currency transactions                                                      (7,944)
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                        $17,290,433
------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                      $949,801
  Translation of assets and liabilities in foreign currencies                           678
------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                          $950,479
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                      $18,240,912
------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                             $18,712,284
------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                               2006             2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income                                                               $471,372         $628,434
Net realized gain (loss) on investments and foreign currency transactions         17,290,433       14,664,826
Net unrealized gain (loss) on investments and foreign currency translation           950,479      (13,131,383)
-------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                             $18,712,284       $2,161,877
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
From net investment income
  Initial Class                                                                    $(600,199)     $(1,107,324)
  Service Class                                                                      (26,516)         (97,889)
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(626,715)     $(1,205,213)
-------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                             $(25,153,887)    $(24,343,203)
-------------------------------------------------------------------------------------------------------------
Total change in net assets                                                       $(7,068,318)    $(23,386,539)
-------------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------------
At beginning of period                                                           153,067,494      176,454,033
At end of period (including undistributed net investment
income of $462,955 and $626,242, respectively)                                  $145,999,176     $153,067,494
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class
(assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                               YEARS ENDED 12/31
                                                        --------------------------------------------------------------
                                                            2006         2005         2004           2003         2002
Net asset value, beginning of period                      $13.69       $13.57       $12.11          $9.53       $13.55
----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                  $0.05        $0.06        $0.09          $0.05        $0.02
Net realized and unrealized gain (loss)
on investments and foreign currency                         1.83         0.16         1.41           2.55        (4.03)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                           $1.88        $0.22        $1.50          $2.60       $(4.01)
----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------
From net investment income                                $(0.06)      $(0.10)      $(0.04)        $(0.02)      $(0.01)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $15.51       $13.69       $13.57         $12.11        $9.53
----------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                 13.80         1.69        12.46(b)       27.39       (29.69)
----------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                      0.92         0.98         0.88           0.94         0.93
Expenses after expense reductions (f)                       0.90         0.90         0.90(e)        0.90         0.90
Net investment income                                       0.35         0.42         0.74           0.45         0.21
Portfolio turnover                                            89           93           76             65          105
Net assets at end of period (000 omitted)               $131,259     $137,244     $158,082       $150,436     $105,323
----------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                               YEARS ENDED 12/31
                                                        --------------------------------------------------------------
                                                           2006          2005          2004          2003         2002
Net asset value, beginning of period                     $13.60        $13.48        $12.05         $9.48       $13.51
----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                 $0.01         $0.02         $0.07         $0.02        $0.00(w)
Net realized and unrealized gain (loss)
on investments and foreign currency                        1.82          0.17          1.38          2.55        (4.03)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                          $1.83         $0.19         $1.45         $2.57       $(4.03)
----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------
From net investment income                               $(0.02)       $(0.07)       $(0.02)          $--          $--
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $15.41        $13.60        $13.48        $12.05        $9.48
----------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                13.50          1.46         12.09(b)      27.11       (29.83)
----------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     1.17          1.23          1.13          1.19         1.16
Expenses after expense reductions (f)                      1.15          1.15          1.15(e)       1.15         1.13
Net investment income (loss)                               0.10          0.17          0.54          0.20        (0.01)
Portfolio turnover                                           89            93            76            65          105
Net assets at end of period (000 omitted)               $14,740       $15,823       $18,372       $12,214       $7,992
----------------------------------------------------------------------------------------------------------------------

(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Capital Opportunities Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 41 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

                                              12/31/06        12/31/05

           Ordinary income (including
           any short-term capital gains)      $626,715      $1,205,213

The federal tax cost and the tax basis components of distributable earnings were as follows:

           AS OF 12/31/06

           Cost of investments                            $153,652,914
           -----------------------------------------------------------
           Gross appreciation                              $12,899,481
           Gross depreciation                               (4,406,078)
           -----------------------------------------------------------
           Net unrealized appreciation (depreciation)       $8,493,403
           Undistributed ordinary income                       462,955
           Capital loss carryforwards                      (46,622,179)
           Other temporary differences                           1,073

As of December 31, 2006, the series had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

                 12/31/10                                 $(46,622,179)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the series.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1.0 billion. This written agreement may be rescinded only upon consent of the series' Board of Trustees. For the year ended December 31, 2006, the series' average daily net assets did not exceed $1.0 billion and therefore, the management fee was not reduced.

The investment adviser has agreed in writing to pay a portion of the series' operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that operating expenses do not exceed 0.15% annually of the series' average daily net assets. This written agreement will continue through April 30, 2007 unless changed or rescinded by the series' Board of Trustees. For the year ended December 31, 2006, this reduction amounted to $34,789 and is reflected as a reduction of total expenses in the Statement of Operations.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $51,247, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $363. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500. The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0223 % of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $1,176. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $824, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $126,774,364 and $150,027,297, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                        YEAR ENDED 12/31/06             YEAR ENDED 12/31/05
                                                                      SHARES          AMOUNT          SHARES          AMOUNT
Shares sold
  Initial Class                                                        461,814       $6,649,900        625,745       $8,261,371
  Service Class                                                         59,581          842,411        180,173        2,359,324
-------------------------------------------------------------------------------------------------------------------------------
                                                                       521,395       $7,492,311        805,918      $10,620,695

Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                         42,477         $600,199         88,515       $1,107,324
  Service Class                                                          1,886           26,516          7,863           97,889
-------------------------------------------------------------------------------------------------------------------------------
                                                                        44,363         $626,715         96,378       $1,205,213

Shares reacquired
  Initial Class                                                     (2,067,397)    $(29,460,830)    (2,339,344)    $(31,053,174)
  Service Class                                                       (268,532)      (3,812,083)      (387,149)      (5,115,937)
-------------------------------------------------------------------------------------------------------------------------------
                                                                    (2,335,929)    $(33,272,913)    (2,726,493)    $(36,169,111)

Net change
  Initial Class                                                     (1,563,106)    $(22,210,731)    (1,625,084)    $(21,684,479)
  Service Class                                                       (207,065)      (2,943,156)      (199,113)      (2,658,724)
-------------------------------------------------------------------------------------------------------------------------------
                                                                    (1,770,171)    $(25,153,887)    (1,824,197)    $(24,343,203)

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $909 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7) Effective May 1, 2007, the MFS Capital Opportunities Series will be renamed MFS Core Equity Series.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Capital Opportunities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Capital Opportunities Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Capital Opportunities Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   --------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)          Trustee                   February 2004      Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)            Trustee                   February 2004      Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of      February 1992      Private investor; Eastern Enterprises (diversified
(born 5/01/36)                Trustees                                     services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)           Trustee                   January 2006       Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.        Trustee                   August 1993        Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning              Trustee                   January 2004       Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow              Trustee                   December 1993      Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty               Trustee                   December 2004      Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera            Trustee                   July 1981          Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt              Trustee                   August 1993        Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen             Trustee                   March 2005         Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                 Trustee                   January 2006       Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)             President                 November 2005      Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)             Treasurer                 September 2005     Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)      Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 1/18/74)                Assistant Clerk                              and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)             Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Special
(born 11/21/63)               Assistant Clerk                              Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)         Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)           Assistant Secretary and   September 2005     Massachusetts Financial Services Company, Vice President
(born 7/10/68)                Assistant Clerk                              and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)            Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)        Assistant Secretary and   June 2006          Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                Assistant Clerk                              President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)             Assistant Treasurer       April 1997         Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)            Assistant Secretary and   May 2005           Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                Assistant Clerk                              President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)           Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 11/05/70)               Assistant Clerk                              and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)           Secretary and Clerk       January 2006       Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino            Independent Chief         June 2004          Tarantino LLC (provider of compliance services),
(born 3/07/44)                Compliance Officer                           Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)              Assistant Treasurer       September 1990     Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid
    Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow,
Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the
Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                                   CUSTODIAN
Massachusetts Financial Services Company                             State Street Bank and Trust Company
500 Boylston Street, Boston, MA                                      225 Franklin Street, Boston, MA 02110
02116-3741
                                                                     INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                                          ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                          Deloitte & Touche LLP
500 Boylston Street, Boston, MA                                      200 Berkeley Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGERS
Jeffrey Constantino
Gregory Locraft

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 5th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the ongoing substandard investment performance of the Series. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS' efforts to improve the Series' performance, including the recent restructuring of responsibilities among MFS' senior investment management executives and the replacement of all of the Series' portfolio managers in 2005 with a team of two portfolio managers. In addition, the Trustees requested that they receive a separate update on the Series' performance at each of their meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Series.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on net assets over $1 billion, which may not be changed without the Trustees' approval, and that MFS currently observes an expense limitation for the Series. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate (taking into account the expense limitation) was lower than the Lipper expense group median, and the Series' total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is currently subject to a breakpoint as a result of the advisory fee waiver described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.

The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) INVESTORS TRUST SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VGI-ANN

MFS(R) INVESTORS TRUST SERIES

TABLE OF CONTENTS

--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          5
--------------------------------------------------------------
EXPENSE TABLE                                                7
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     8
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        10
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               15
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     20
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       21
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               24
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       27
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              27
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     27
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       28
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER

-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              98.9%
              Cash & Other Net Assets                     1.1%

              TOP TEN HOLDINGS

              Johnson & Johnson                           2.9%
              ------------------------------------------------
              American International Group, Inc.          2.9%
              ------------------------------------------------
              Reckitt Benckiser PLC                       2.4%
              ------------------------------------------------
              JPMorgan Chase & Co.                        2.4%
              ------------------------------------------------
              Cisco Systems, Inc.                         2.3%
              ------------------------------------------------
              EMC Corp.                                   2.0%
              ------------------------------------------------
              Procter & Gamble Co.                        2.0%
              ------------------------------------------------
              Amgen, Inc.                                 2.0%
              ------------------------------------------------
              Bank of America Corp.                       2.0%
              ------------------------------------------------
              TOTAL S.A., ADR                             1.9%
              ------------------------------------------------

              COMMON STOCK SECTORS

              Financial Services                         20.9%
              ------------------------------------------------
              Health Care                                15.8%
              ------------------------------------------------
              Technology                                 13.1%
              ------------------------------------------------
              Consumer Staples                           11.9%
              ------------------------------------------------
              Energy                                     10.2%
              ------------------------------------------------
              Retailing                                   5.8%
              ------------------------------------------------
              Industrial Goods & Services                 5.3%
              ------------------------------------------------
              Leisure                                     5.1%
              ------------------------------------------------
              Basic Materials                             4.0%
              ------------------------------------------------
              Special Products & Services                 3.3%
              ------------------------------------------------
              Utilities & Communications                  2.4%
              ------------------------------------------------
              Transportation                              0.6%
              ------------------------------------------------
              Autos & Housing                             0.5%
              ------------------------------------------------

Percentages are based on net assets as of 12/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS Investors Trust Series provided a total return of 12.99%, while Service Class shares provided a total return of 12.69%. These compare with a return of 15.79% for the series' benchmark, the Standard & Poor's 500 Stock Index
(S&P 500).

DETRACTORS FROM PERFORMANCE

A combination of stock selection and an underweighted position in the utilities and communications sector held back relative performance. In particular, not owning strong-performing telecommunications companies AT&T and Bellsouth hindered results.

In the healthcare sector, a combination of stock selection and an overweighted position had a negative impact on relative returns. Biotechnology firm Amgen and generic drug manufacturer Teva Pharmaceutical(c) were among the portfolio's top detractors. Shares of Amgen fell due to potential competitive pressures on the company's highly profitable anemia franchise.

Stock selection in the leisure sector also dampened relative results, although no individual stocks in this sector were among the portfolio's top detractors.

A number of individual securities in other sectors held back relative performance. Specialty apparel retailer Chico's(c) was the portfolio's top detractor. Chico's shares came under pressure following tepid same store sales results and weaker-than-expected financial performance. Other detractors included data storage systems provider EMC Corp., energy exploration and production company EOG Resources, flash memory storage products maker SanDisk, and financial services firms SLM Corp. (Sallie Mae) and Legg Mason(g).

CONTRIBUTORS TO PERFORMANCE

The consumer staples, industrial goods and services, and special products and services sectors were the top contributors to performance relative to the benchmark during the reporting period. Stock selection played the major role in each case.

In the consumer staples sector, household products manufacturer Reckitt Benckiser(c) and alcoholic beverages producer Diageo(c) were among the portfolio's top relative contributors. Reckitt Benckiser performed well as the company realized both sales and cost synergies from the Boots Healthcare acquisition earlier than expected and posted strong earnings.

Within the industrial goods and services sector, defense contractor Lockheed Martin and industrial manufacturer Caterpillar(g) boosted relative returns. Shares of Lockheed Martin reacted strongly to significantly better-than-expected earnings results throughout the year coupled with some exciting new contract announcements (the Orion space shuttle replacement program worth $10 to $12 billion over 12 to 13 years was a highlight). This is a new market for Lockheed Martin and will add to the company's revenue growth pipeline going forward. Not owning stock in diversified industrial conglomerate General Electric also benefited results. In the special products and services sector, billing software company Amdocs Ltd.(c) contributed to relative returns.

Stocks in other sectors that helped relative results included investment banking firm Goldman Sachs Group, discount department store Kohl's(g), network equipment company Cisco Systems, and software giant Oracle.

During the reporting period, our currency exposure was a contributor to the portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

T. Kevin Beatty                         Nicole Zatlyn
Portfolio Manager                       Portfolio Manager

(c) Security is not a benchmark constituent.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                          MFS Investors
                         Trust Series --         Standard & Poor's
                          Initial Class           500 Stock Index
            12/96           $10,000                  $10,000
            12/97            12,978                   13,336
            12/98            15,875                   17,148
            12/99            16,938                   20,756
            12/00            16,913                   18,866
            12/01            14,215                   16,624
            12/02            11,235                   12,950
            12/03            13,723                   16,664
            12/04            15,282                   18,478
            12/05            16,399                   19,385
            12/06            18,530                   22,447

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr        5-yr       10-yr
----------------------------------------------------------------------------
     Initial             10/09/95             12.99%       5.45%       6.36%
----------------------------------------------------------------------------
     Service              5/01/00             12.69%       5.18%       6.20%
----------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
----------------------------------------------------------------------------
Standard & Poor's 500 Stock Index (f)         15.79%       6.19%       8.42%
----------------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.

INDEX DEFINITION

Standard & Poor's 500 Stock Index - a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
                           Expense   Account Value   Account Value     7/01/06-
Share Class                 Ratio      7/01/06        12/31/06        12/31/06
--------------------------------------------------------------------------------
          Actual            0.88%    $1,000.00        $1,122.70         $4.71
Initial   ----------------------------------------------------------------------
 Class    Hypothetical(h)   0.88%    $1,000.00        $1,020.77         $4.48
--------------------------------------------------------------------------------
          Actual            1.13%    $1,000.00        $1,121.70         $6.04
Service   ----------------------------------------------------------------------
 Class    Hypothetical(h)   1.13%    $1,000.00        $1,019.51         $5.75
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                            SHARES/PAR         VALUE ($)

COMMON STOCKS - 98.9%

AEROSPACE - 3.7%
Lockheed Martin Corp.                               188,540       $  17,358,872
United Technologies Corp.                           260,660          16,296,463
                                                                  -------------
                                                                  $  33,655,335
                                                                  -------------
ALCOHOLIC BEVERAGES - 1.3%
Diageo PLC                                          597,860       $  11,738,955
                                                                  -------------
APPAREL MANUFACTURERS - 1.3%
NIKE, Inc., "B"                                     113,560       $  11,245,847
                                                                  -------------
AUTOMOTIVE - 0.5%
Bayerische Motoren Werke AG                          82,100       $   4,714,374
                                                                  -------------
BIOTECHNOLOGY - 3.6%
Amgen, Inc. (a)                                     267,270       $  18,257,214
Genzyme Corp. (a)                                   145,710           8,972,822
Gilead Sciences, Inc. (a)                            78,150           5,074,280
                                                                  -------------
                                                                  $  32,304,316
                                                                  -------------
BROADCASTING - 2.5%
News Corp., "A"                                     280,000       $   6,014,400
Viacom, Inc., "B" (a)                               141,265           5,796,103
Walt Disney Co.                                     311,630          10,679,560
                                                                  -------------
                                                                  $  22,490,063
                                                                  -------------
BROKERAGE & ASSET MANAGERS - 4.3%
Charles Schwab Corp.                                359,680       $   6,956,211
Franklin Resources, Inc.                             79,260           8,732,074
Goldman Sachs Group, Inc.                            66,340          13,224,879
Lehman Brothers Holdings, Inc.                      127,590           9,967,331
                                                                  -------------
                                                                  $  38,880,495
                                                                  -------------
BUSINESS SERVICES - 3.3%
Accenture Ltd., "A"                                 129,260       $   4,773,572
Amdocs Ltd. (a)                                     289,010          11,199,138
CheckFree Corp. (a)                                 107,760           4,327,642
First Data Corp.                                    379,590           9,687,137
                                                                  -------------
                                                                  $  29,987,489
                                                                  -------------
CHEMICALS - 2.9%
3M Co.                                              113,890       $   8,875,448
Monsanto Co.                                        191,410          10,054,767
Rohm & Haas Co.                                     143,430           7,332,142
                                                                  -------------
                                                                  $  26,262,357
                                                                  -------------
COMPUTER SOFTWARE - 2.5%
Adobe Systems, Inc. (a)                             240,720       $   9,898,406
Oracle Corp. (a)                                    740,210          12,687,199
                                                                  -------------
                                                                  $  22,585,605
                                                                  -------------
COMPUTER SOFTWARE - SYSTEMS - 1.4%
Apple Computer, Inc. (a)                             76,140       $   6,459,718
Dell, Inc. (a)                                      259,030           6,499,063
                                                                  -------------
                                                                  $  12,958,781
                                                                  -------------
CONSUMER GOODS & SERVICES - 5.6%
Colgate-Palmolive Co.                               156,550       $  10,213,322
Procter & Gamble Co.                                284,520          18,286,100
Reckitt Benckiser PLC                               478,520          21,874,922
                                                                  -------------
                                                                  $  50,374,344
                                                                  -------------
ELECTRICAL EQUIPMENT - 1.6%
Rockwell Automation, Inc.                           134,700       $   8,227,476
Tyco International Ltd.                             212,960           6,473,984
                                                                  -------------
                                                                  $  14,701,460
                                                                  -------------
ELECTRONICS - 4.6%
Applied Materials, Inc.                             247,980       $   4,575,231
Intel Corp.                                         674,050          13,649,513
Marvell Technology Group Ltd. (a)                   349,920           6,714,965
Samsung Electronics Co. Ltd., GDR                    32,362          10,647,098
SanDisk Corp. (a)                                   130,430           5,612,403
                                                                  -------------
                                                                  $  41,199,210
                                                                  -------------
ENERGY - INDEPENDENT - 1.1%
EOG Resources, Inc.                                 160,690       $  10,035,091
                                                                  -------------
ENERGY - INTEGRATED - 5.3%
Exxon Mobil Corp.                                   219,090       $  16,788,867
Hess Corp.                                          270,820          13,424,547
TOTAL S.A., ADR                                     242,280          17,424,778
                                                                  -------------
                                                                  $  47,638,192
                                                                  -------------
FOOD & BEVERAGES - 3.1%
Nestle S.A                                           40,834       $  14,505,802
PepsiCo, Inc.                                       217,181          13,584,672
                                                                  -------------
                                                                  $  28,090,474
                                                                  -------------
GAMING & LODGING - 2.1%
Carnival Corp.                                      178,880       $   8,774,064
International Game Technology                       104,670           4,835,754
Ladbrokes PLC                                       598,722           4,904,635
                                                                  -------------
                                                                  $  18,514,453
                                                                  -------------
GENERAL MERCHANDISE - 2.4%
Federated Department
Stores, Inc.                                        277,550       $  10,582,982
Target Corp.                                        197,440          11,263,952
                                                                  -------------
                                                                  $  21,846,934
                                                                  -------------
INSURANCE - 7.1%
Ace Ltd.                                            115,620       $   7,003,103
American International Group, Inc.                  362,438          25,972,307
Genworth Financial, Inc., "A"                       293,020          10,024,214
MetLife, Inc.                                       218,090          12,869,491
St. Paul Travelers Cos., Inc.                       143,810           7,721,159
                                                                  -------------
                                                                  $  63,590,274
                                                                  -------------
INTERNET - 0.3%
Yahoo!, Inc. (a)                                    109,260       $   2,790,500
                                                                  -------------
LEISURE & TOYS - 0.5%
Electronic Arts, Inc. (a)                            92,750       $   4,670,890
                                                                  -------------
MAJOR BANKS - 6.7%
Bank of America Corp.                               329,300       $  17,581,327
Bank of New York Co., Inc.                          322,560          12,699,187
JPMorgan Chase & Co.                                444,800          21,483,840
Wells Fargo & Co.                                   229,150           8,148,574
                                                                  -------------
                                                                  $  59,912,928
                                                                  -------------
MEDICAL EQUIPMENT - 3.4%
Boston Scientific Corp. (a)                         237,990       $   4,088,668
Medtronic, Inc.                                     252,420          13,506,994
Zimmer Holdings, Inc. (a)                           164,210          12,870,780
                                                                  -------------
                                                                  $  30,466,442
                                                                  -------------
NETWORK & TELECOM - 2.3%
Cisco Systems, Inc. (a)                             759,892       $  20,767,848
                                                                  -------------
OIL SERVICES - 3.8%
GlobalSantaFe Corp.                                 189,130       $  11,117,061
Noble Corp.                                         165,110          12,573,127
Transocean, Inc. (a)                                128,220          10,371,716
                                                                  -------------
                                                                  $  34,061,904
                                                                  -------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 2.8%
American Express Co.                                216,680       $  13,145,976
SLM Corp.                                           251,610          12,271,020
                                                                  -------------
                                                                  $  25,416,996
                                                                  -------------
PERSONAL COMPUTERS & PERIPHERALS - 2.0%
EMC Corp. (a)                                     1,388,430       $  18,327,276
                                                                  -------------
PHARMACEUTICALS - 8.8%
Abbott Laboratories                                 310,350       $  15,117,149
Eli Lilly & Co.                                     189,950           9,896,395
Johnson & Johnson                                   401,776          26,525,252
Roche Holding AG                                     72,510          12,998,142
Teva Pharmaceutical Industries Ltd., ADR            112,570           3,498,676
Wyeth                                               219,070          11,155,044
                                                                  -------------
                                                                  $  79,190,658
                                                                  -------------
SPECIALTY CHEMICALS - 1.1%
Praxair, Inc.                                       164,460       $   9,757,412
                                                                  -------------
SPECIALTY STORES - 2.1%
Chico's FAS, Inc. (a)(l)                            264,530       $   5,473,126
Staples, Inc.                                       486,845          12,998,762
                                                                  -------------
                                                                  $  18,471,888
                                                                  -------------
TELEPHONE SERVICES - 0.6%
TELUS Corp.                                         125,530       $   5,767,332
                                                                  -------------
TOBACCO - 1.9%
Altria Group, Inc.                                  196,790       $  16,888,518
                                                                  -------------
TRUCKING - 0.6%
FedEx Corp.                                          47,650       $   5,175,743
                                                                  -------------
UTILITIES - ELECTRIC POWER - 1.8%
Entergy Corp.                                        40,010       $   3,693,723
Exelon Corp.                                        123,140           7,621,135
FPL Group, Inc.                                      86,240           4,693,181
                                                                  -------------
                                                                  $  16,008,039
                                                                  -------------
TOTAL COMMON STOCKS
(IDENTIFIED COST, $779,411,832)                                   $ 890,488,423
                                                                  -------------
SHORT-TERM OBLIGATIONS - 1.9%
General Electric Capital Corp.,
5.29%, due 1/02/07, at Amortized Cost (y)       $17,108,000       $  17,105,486
                                                                  -------------
COLLATERAL FOR SECURITIES LOANED - 0.6%
Navigator Securities Lending Prime
Portfolio, at Cost and Net Asset
Value                                             5,566,225       $   5,566,225
                                                                  -------------
TOTAL INVESTMENTS
(IDENTIFIED COST, $802,083,543)                                   $ 913,160,134
                                                                  -------------
OTHER ASSETS,
LESS LIABILITIES - (1.4)%                                           (12,600,312)
                                                                  -------------
NET ASSETS - 100.0%                                               $ 900,559,822
                                                                  -------------
(a) Non-income producing security.
(l) All or a portion of this security is on loan.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:
ADR  American Depository Receipt
GDR  Global Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
--------------------------------------------------------------------------------
Investments, at value, including $5,419,539 of
securities on loan (identified cost, $802,083,543)   $913,160,134
Cash                                                          473
Receivable for investments sold                         1,174,580
Receivable for series shares sold                         188,745
Interest and dividends receivable                         685,329
Other assets                                               20,190
--------------------------------------------------------------------------------
Total assets                                                        $915,229,451
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                      $8,434,999
Payable for series shares reacquired                      411,082
Collateral for securities loaned, at value              5,566,225
Payable to affiliates
  Management fee                                           74,438
  Shareholder servicing costs                               3,719
  Distribution fees                                         2,205
  Administrative services fee                               1,824
Accrued expenses and other liabilities                    175,137
--------------------------------------------------------------------------------
Total liabilities                                                    $14,669,629
--------------------------------------------------------------------------------
Net assets                                                          $900,559,822
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in capital                                      $776,175,400
Unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                     111,080,409
Accumulated net realized gain (loss) on
investments and foreign currency transactions           5,682,693
Undistributed net investment income                     7,621,320
--------------------------------------------------------------------------------
Net assets                                                          $900,559,822
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding                             41,540,193
--------------------------------------------------------------------------------
Initial Class shares
  Net assets                                         $820,583,331
  Shares outstanding                                   37,832,172
--------------------------------------------------------------------------------
  Net asset value per share                                               $21.69
--------------------------------------------------------------------------------
Service Class shares
  Net assets                                          $79,976,491
  Shares outstanding                                    3,708,021
--------------------------------------------------------------------------------
  Net asset value per share                                               $21.57
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06

NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Income
  Dividends                                                                                $14,324,274
  Interest                                                                                     739,838
  Foreign taxes withheld                                                                       (89,083)
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                           $14,975,029
-----------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                            $6,266,820
  Distribution fees                                                                            200,354
  Shareholder servicing costs                                                                  293,338
  Administrative services fee                                                                  145,343
  Independent trustees' compensation                                                            20,612
  Custodian fee                                                                                203,471
  Shareholder communications                                                                   191,091
  Auditing fees                                                                                 38,489
  Legal fees                                                                                    18,853
  Miscellaneous                                                                                 49,222
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                     $7,427,593
-----------------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                         (60,871)
  Reduction of expenses by investment adviser                                                   (4,546)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                       $7,362,176
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                              $7,612,853
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                                  $68,501,786
  Foreign currency transactions                                                                  9,659
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                                         $68,511,445
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                              $27,504,108
  Translation of assets and liabilities in foreign currencies                                    7,024
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                                        $27,511,132
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                                       $96,022,577
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                                             $103,635,430
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                                       2006                     2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      $7,612,853              $3,922,715
Net realized gain (loss) on investments and foreign currency transactions                  68,511,445              59,068,059
Net unrealized gain (loss) on investments and foreign currency translation                 27,511,132              (9,478,149)
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                     $103,635,430             $53,512,625
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
From net investment income
  Initial Class                                                                           $(3,723,035)            $(3,638,977)
  Service Class                                                                              (209,265)               (237,523)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                              $(3,932,300)            $(3,876,500)
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                                       $(1,569,868)            $44,793,915
-----------------------------------------------------------------------------------------------------------------------------
Total change in net assets                                                                $98,133,262             $94,430,040
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
At beginning of period                                                                    802,426,560             707,996,520
At end of period (including undistributed net investment income of $7,621,320 and
$3,931,108, respectively)                                                                $900,559,822            $802,426,560
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years.
Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                                    YEARS ENDED 12/31
                                                       -----------------------------------------------------------------------
                                                           2006            2005            2004            2003           2002

Net asset value, beginning of period                     $19.29          $18.08          $16.34          $13.47         $17.12
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                 $0.19           $0.10           $0.11           $0.11          $0.09
Net realized and unrealized gain (loss) on
investments and foreign currency                           2.31            1.21            1.73            2.86          (3.66)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          $2.50           $1.31           $1.84           $2.97         $(3.57)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
From net investment income                               $(0.10)         $(0.10)         $(0.10)         $(0.10)        $(0.08)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $21.69          $19.29          $18.08          $16.34         $13.47
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                12.99            7.31           11.36(b)        22.15         (20.96)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     0.86            0.88            0.86            0.87           0.88
Expenses after expense reductions (f)                      0.86            0.88            0.86             N/A            N/A
Net investment income                                      0.93            0.55            0.68            0.78           0.62
Portfolio turnover                                           46              55              89              88             71
Net assets at end of period (000 Omitted)              $820,583        $722,738        $631,827        $481,914       $378,720
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                                    YEARS ENDED 12/31
                                                       -----------------------------------------------------------------------
                                                           2006            2005            2004            2003           2002

Net asset value, beginning of period                     $19.19          $17.99          $16.26          $13.41         $17.07
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                 $0.14           $0.06           $0.07           $0.08          $0.06
Net realized and unrealized gain (loss) on
investments and foreign currency                           2.29            1.20            1.73            2.84          (3.65)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          $2.43           $1.26           $1.80           $2.92         $(3.59)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
From net investment income                               $(0.05)         $(0.06)         $(0.07)         $(0.07)        $(0.07)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $21.57          $19.19          $17.99          $16.26         $13.41
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                12.69            7.02           11.12(b)        21.84         (21.15)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     1.11            1.13            1.11            1.12           1.11
Expenses after expense reductions (f)                      1.11            1.13            1.11             N/A            N/A
Net investment income                                      0.69            0.31            0.42            0.53           0.41
Portfolio turnover                                           46              55              89              88             71
Net assets at end of period (000 Omitted)               $79,976         $79,688         $76,169         $74,010        $53,623
------------------------------------------------------------------------------------------------------------------------------

(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Investors Trust Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 82 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

                                                      12/31/06     12/31/05

      Ordinary income (including any short-term
      capital gains)                                $3,932,300   $3,876,500

The federal tax cost and the tax basis components of distributable earnings were as follows:

            AS OF 12/31/06

            Cost of investments                           $804,334,275
            ----------------------------------------------------------
             Gross appreciation                           $126,733,189
            Gross depreciation                             (17,907,330)
            ----------------------------------------------------------
            Net unrealized appreciation (depreciation)    $108,825,859
            Undistributed ordinary income                    7,621,320
            Undistributed long-term capital gain             7,933,425
            Other temporary differences                          3,818

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the series. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the series' Board of Trustees. For the year ended December 31, 2006, the series' average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $292,452, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $525. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500. The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0174% of the series average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $6,468. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $4,546, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $388,818,690 and $381,124,368, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                           YEAR ENDED 12/31/06             YEAR ENDED 12/31/05
                                                                        SHARES           AMOUNT          SHARES         AMOUNT
Shares sold
  Initial Class                                                         5,434,328      $109,170,472     7,260,210     $132,036,287
  Service Class                                                           499,632         9,879,585       494,459        8,988,251
----------------------------------------------------------------------------------------------------------------------------------
                                                                        5,933,960      $119,050,057     7,754,669     $141,024,538
Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                           186,245        $3,723,035       212,185       $3,638,977
  Service Class                                                            10,511           209,265        13,898          237,523
----------------------------------------------------------------------------------------------------------------------------------
                                                                          196,756        $3,932,300       226,083       $3,876,500

Shares reacquired
  Initial Class                                                        (5,249,852)    $(105,579,439)   (4,950,592)    $(89,388,398)
  Service Class                                                          (955,130)      (18,972,786)     (590,464)     (10,718,725)
----------------------------------------------------------------------------------------------------------------------------------
                                                                       (6,204,982)    $(124,552,225)   (5,541,056)   $(100,107,123)

Net change
  Initial Class                                                           370,721        $7,314,068     2,521,803      $46,286,866
  Service Class                                                          (444,987)       (8,883,936)      (82,107)      (1,492,951)
----------------------------------------------------------------------------------------------------------------------------------
                                                                          (74,266)      $(1,569,868)    2,439,696      $44,793,915

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $5,242 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Trust Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   -----------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)           Trustee                   February 2004     Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)             Trustee                   February 2004     Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                 Trustee and Chair of      February 1992     Private investor; Eastern Enterprises (diversified
(born 5/01/36)                 Trustees                                    services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)            Trustee                   January 2006      Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.         Trustee                   August 1993       Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning               Trustee                   January 2004      Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow               Trustee                   December 1993     Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty                Trustee                   December 2004     Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera             Trustee                   July 1981         Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt               Trustee                   August 1993       Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen              Trustee                   March 2005        Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                  Trustee                   January 2006      Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)              President                 November 2005     Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)              Treasurer                 September 2005    Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)       Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 1/18/74)                 Assistant Clerk                             and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)              Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Special
(born 11/21/63)                Assistant Clerk                             Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)          Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)            Assistant Secretary and   September 2005    Massachusetts Financial Services Company, Vice President
(born 7/10/68)                 Assistant Clerk                             and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)             Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)         Assistant Secretary and   June 2006         Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                 Assistant Clerk                             President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)              Assistant Treasurer       April 1997        Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)             Assistant Secretary and   May 2005          Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                 Assistant Clerk                             President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)            Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 11/05/70)                Assistant Clerk                             and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)            Secretary and Clerk       January 2006      Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino             Independent Chief         June 2004         Tarantino LLC (provider of compliance services),
(born 3/07/44)                 Compliance Officer                          Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)               Assistant Treasurer       September 1990    Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005,
    MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741              200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGERS
T. Kevin Beatty
Nicole Zatlyn

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"),
(ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Series' performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on assets over $1 billion, which may not be changed without the Trustees' approval. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is currently subject to a breakpoint as a result of the advisory fee waiver described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the: Public Reference Room Securities and Exchange Commission 100 F Street, NE, Room 1580 Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o  data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o  facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) NEW DISCOVERY SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VND-ANN

MFS(R) NEW DISCOVERY SERIES

TABLE OF CONTENTS

--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
EXPENSE TABLE                                                6
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     7
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        10
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               15
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     20
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       21
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               24
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       27
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              27
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     27
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       28
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER

-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                             99.3%
              Cash & Other Net Assets                    0.7%

              TOP TEN HOLDINGS

              NICE Systems Ltd., ADR                     3.1%
              -----------------------------------------------
              ARM Holdings PLC                           1.9%
              -----------------------------------------------
              Millipore Corp.                            1.9%
              -----------------------------------------------
              MSC Industrial Direct Co., Inc. "A"        1.9%
              -----------------------------------------------
              Transaction Systems Architects, Inc.       1.8%
              -----------------------------------------------
              Red Robin Gourmet Burgers, Inc.            1.7%
              -----------------------------------------------
              Thoratec Corp.                             1.7%
              -----------------------------------------------
              Advanced Medical Optics, Inc.              1.7%
              -----------------------------------------------
              Nuance Communications, Inc.                1.7%
              -----------------------------------------------
              CoStar Group, Inc.                         1.6%
              -----------------------------------------------

              COMMON STOCK SECTORS

              Health Care                               22.0%
              -----------------------------------------------
              Technology                                21.8%
              -----------------------------------------------
              Special Products & Services               12.2%
              -----------------------------------------------
              Leisure                                    9.0%
              -----------------------------------------------
              Retailing                                  8.1%
              -----------------------------------------------
              Financial Services                         6.3%
              -----------------------------------------------
              Industrial Goods & Services                6.1%
              -----------------------------------------------
              Energy                                     5.7%
              -----------------------------------------------
              Basic Materials                            2.7%
              -----------------------------------------------
              Consumer Staples                           2.1%
              -----------------------------------------------
              Autos & Housing                            1.4%
              -----------------------------------------------
              Utilities & Communications                 1.4%
              -----------------------------------------------
              Transportation                             0.5%
              -----------------------------------------------

Percentages are based on net assets as of 12/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS New Discovery Series provided a total return of 13.22%, while Service Class shares provided a total return of 12.93%. These compare with a return of 13.35% for the series' benchmark, the Russell 2000 Growth Index.

DETRACTORS FROM PERFORMANCE

A combination of stock selection and an overweighted position in the health care sector held back relative performance. Medical equipment company Aspect Medical and medical device makers, Cyberonics and Thoratec, led to disappointing results as all three stocks underperformed the benchmark. Aspect Medical has penetrated close to 50% of operating rooms in the U.S. with their hospital room monitoring system (BIS), and sales growth of monitors has been strong. Nevertheless, the stock was under pressure because of concerns about the slowing of growth in the company's sensors product. Cyberonics' stock price declined after the company lowered revenue guidance for their first fiscal quarter of 2007 and delayed expectations for profitability. Investigations into the company's stock options practices led to uncertainty as to whether NASDAQ would delist its stock.

Stock selection in the consumer staples sector and a combination of stock selection and an underweighted position in the basic materials sector also dampened investment results. No individual securities in either of these sectors were among the portfolio's top detractors.

Stocks in other sectors that hurt relative returns included LED semiconductor maker Cree, Inc.(c), casual dining restaurant Red Robin Gourmet Burgers, game software developer Take-Two Interactive Software(g), automatic card shuffling device maker Shuffle Master, electronics company Cognex(g), retail chain operator Hot Topic(g), and computer hardware company Neoware(g).

CONTRIBUTORS TO PERFORMANCE

Stock selection in the special products and services sector contributed to the portfolio's relative performance over the reporting period. Our positioning in managed network services provider Equinix and computer software company Open Solutions(g) strengthened relative results. Equinix's stock price benefited from strong demand and its ability to increase pricing on its products and services.

Stock selection also helped in the technology sector. Our holdings in data recording products provider NICE Systems(c) and speech and imaging software firm Nuance Communications aided results as both stocks delivered strong performance.

The portfolio's underweighted position in the relatively weak autos and housing sector benefited relative returns. No individual securities in this sector were among the portfolio's top contributors.

Elsewhere, the portfolio's positioning in permanent birth control device maker Conceptus, global communications and information services company Level 3 Communications(c), infrastructure services providers InfraSource Services and Quanta Services, quick service eatery Chipotle Mexican Grill, and retailer CarMax contributed to relative performance.

Respectfully,

Thomas H. Wetherald
Portfolio Manager

(c) Security is not a benchmark constituent.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (t)

                               MFS New
                          Discovery Series --        Russell 2000
                             Initial Class           Growth Index
            5/98                $10,000                $10,000
            12/98                10,220                  8,993
            12/99                17,723                 12,868
            12/00                17,371                  9,982
            12/01                16,497                  9,061
            12/02                11,279                  6,319
            12/03                15,082                  9,386
            12/04                16,065                 10,729
            12/05                16,908                 11,174
            12/06                19,142                 12,666

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

----------------------------------------------------------------------------
   Share class     Class inception date      1-yr        5-yr      Life (t)
----------------------------------------------------------------------------
     Initial              5/01/98             13.22%       3.02%       7.78%
----------------------------------------------------------------------------
     Service              5/01/00             12.93%       2.77%       7.58%
----------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark

Russell 2000 Growth Index (f)                 13.35%       6.93%       2.76%

(f) Source: FactSet Research Systems Inc.
(t) For the period from the commencement of the series' investment operations, May 1, 1998, through the stated period end.

INDEX DEFINITION

Russell 2000 Growth Index - constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006.

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
                           Expense   Account Value   Account Value     7/01/06-
Share Class                 Ratio      7/01/06        12/31/06        12/31/06
--------------------------------------------------------------------------------
            Actual           1.04%    $1,000.00       $1,112.40         $5.54
Initial     --------------------------------------------------------------------
 Class      Hypothetical(h)  1.04%    $1,000.00       $1,019.96         $5.30
--------------------------------------------------------------------------------
            Actual           1.29%    $1,000.00       $1,110.80         $6.86
Service     --------------------------------------------------------------------
 Class      Hypothetical(h)  1.29%    $1,000.00       $1,018.70         $6.56
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                              SHARES/PAR        VALUE ($)

COMMON STOCKS - 99.3%
AIRLINES - 0.5%
Allegiant Travel Co. (a)                               156,020    $   4,377,921
                                                                  -------------
ALCOHOLIC BEVERAGES - 0.2%
Castle Brands, Inc. (a)(l)                             204,500    $   1,274,035
                                                                  -------------
APPAREL MANUFACTURERS - 0.8%
Carter's, Inc. (a)(l)                                  250,430    $   6,385,965
                                                                  -------------
BIOTECHNOLOGY - 4.0%
Cadence Pharmaceuticals,
Inc. (a)(l)                                            227,670    $   2,804,894
CV Therapeutics, Inc. (a)(l)                           418,560        5,843,098
Gen-Probe, Inc. (a)(l)                                 160,730        8,417,430
Millipore Corp. (a)(l)                                 236,030       15,719,597
                                                                  -------------
                                                                  $  32,785,019
                                                                  -------------
BROKERAGE & ASSET MANAGERS - 1.2%
MarketAxess Holdings, Inc. (a)(l)                      343,870    $   4,666,316
Thomas Weisel Partners Group LLC
(a)(l)                                                 239,520        5,053,872
                                                                  -------------
                                                                  $   9,720,188
                                                                  -------------
BUSINESS SERVICES - 7.5%
Bright Horizons Family Solutions,
Inc. (a)(l)                                            171,330    $   6,623,618
Corporate Executive Board Co.                          120,920       10,604,684
CoStar Group, Inc. (a)(l)                              240,940       12,904,746
Equinix, Inc. (a)(l)                                    79,040        5,977,005
Global Payments, Inc.                                  143,430        6,640,809
LoopNet, Inc. (a)(l)                                   222,510        3,333,200
TALX Corp. (l)                                         310,520        8,523,774
Ultimate Software Group,
Inc. (a)(l)                                            291,270        6,774,940
                                                                  -------------
                                                                  $  61,382,776
                                                                  -------------
CHEMICALS - 1.0%
Nalco Holding Co. (a)                                  399,700    $   8,177,862
                                                                  -------------
COMPUTER SOFTWARE - 6.1%
CommVault Systems, Inc. (a)                            297,000    $   5,942,970
Guidance Software, Inc. (a)                            207,330        3,228,128
MSC.Software Corp. (a)                                 402,487        6,129,877
Opsware, Inc. (a)(l)                                 1,174,970       10,363,235
TIBCO Software, Inc. (a)(l)                          1,033,490        9,756,146
Transaction Systems Architects,
Inc. (a)                                               451,735       14,713,009
                                                                  -------------
                                                                  $  50,133,365
                                                                  -------------
CONSTRUCTION - 1.4%
Dayton Superior Corp. (a)                              316,140    $   3,711,484
M.D.C. Holdings, Inc. (l)                              136,530        7,789,037
                                                                  -------------
                                                                  $  11,500,521
                                                                  -------------
CONSUMER GOODS & SERVICES - 5.8%
Central Garden & Pet Co. (a)                           178,545    $   8,645,149
ITT Educational Services, Inc. (a)                     136,300        9,046,231
Knot, Inc. (a)                                         147,410        3,868,038
Monster Worldwide, Inc. (a)                             94,590        4,411,678
New Oriental Educational &
Technology Group, ADR (a)(l)                           273,710        9,180,233
PlanetOut, Inc. (a)(l)                                 385,550        1,777,386
Strayer Education, Inc. (l)                             97,440       10,333,512
                                                                  -------------
                                                                  $  47,262,227
                                                                  -------------
ELECTRICAL EQUIPMENT - 1.8%
MSC Industrial Direct Co.,
Inc., "A"                                              385,860    $  15,106,419
                                                                  -------------
ELECTRONICS - 9.1%
ARM Holdings PLC                                     6,417,220    $  15,805,218
Cree, Inc. (a)(l)                                      361,350        6,258,582
Entegris, Inc. (a)(l)                                  932,804       10,092,939
FormFactor, Inc. (a)(l)                                282,850       10,536,163
Hittite Microwave Corp. (a)(l)                         214,290        6,925,853
Intersil Corp., "A" (l)                                345,320        8,260,054
Kronos, Inc. (a)                                       144,150        5,296,071
Netlist, Inc. (a)                                      175,330        1,704,208
NetLogic Microsystems, Inc. (a)(l)                     261,720        5,676,707
Volterra Semiconductor Corp. (a)(l)                    256,090        3,841,350
                                                                  -------------
                                                                  $  74,397,145
                                                                  -------------
ENERGY - INDEPENDENT - 3.1%
EXCO Resources, Inc. (a)                               502,910    $   8,504,208
Forest Oil Corp. (a)(l)                                181,730        5,938,936
Goodrich Petroleum Corp. (a)(l)                        188,380        6,815,588
Venoco, Inc. (a)                                       235,030        4,127,127
                                                                  -------------
                                                                  $  25,385,859
                                                                  -------------
ENGINEERING - CONSTRUCTION - 3.3%
InfraSource Services, Inc. (a)                         356,610    $   7,763,400
North American Energy Partners,
Inc. (a)                                               687,870       11,198,524
Quanta Services, Inc. (a)(l)                           421,290        8,286,774
                                                                  -------------
                                                                  $  27,248,698
                                                                  -------------
FOOD & BEVERAGES - 0.8%
Diamond Foods, Inc.                                    334,986    $   6,368,084
                                                                  -------------
FOREST & PAPER PRODUCTS - 0.7%
Universal Forest Products, Inc.                        122,430    $   5,707,687
                                                                  -------------
GAMING & LODGING - 2.1%
Shuffle Master, Inc. (a)(l)                            294,560    $   7,717,472
WMS Industries, Inc. (a)(l)                            266,570        9,292,630
                                                                  -------------
                                                                  $  17,010,102
                                                                  -------------
GENERAL MERCHANDISE - 0.9%
Stage Stores, Inc. (l)                                 232,240    $   7,057,774
                                                                  -------------
INTERNET - 1.7%
CNET Networks, Inc. (a)(l)                             857,610    $   7,795,675
Move, Inc. (a)(l)                                      798,320        4,398,743
Vocus, Inc. (a)                                        124,680        2,094,624
                                                                  -------------
                                                                  $  14,289,042
                                                                  -------------
LEISURE & TOYS - 2.3%
Activision, Inc. (a)(l)                                559,271    $   9,641,832
THQ, Inc. (a)(l)                                       280,369        9,117,600
                                                                  -------------
                                                                  $  18,759,432
                                                                  -------------
MACHINERY & TOOLS - 1.0%
Ritchie Bros. Auctioneers, Inc.                        151,040    $   8,086,682
                                                                  -------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 4.7%
AMICAS, Inc. (a)                                       560,980    $   1,649,281
Healthcare Services Group,
Inc. (l)                                               341,350        9,885,496
IDEXX Laboratories, Inc. (a)(l)                         95,263        7,554,356
MWI Veterinary Supply, Inc. (a)                        309,010        9,981,023
VCA Antech, Inc. (a)                                   128,950        4,150,901
WebMD Health Corp. (a)(l)                              139,910        5,599,198
                                                                  -------------
                                                                  $  38,820,255
                                                                  -------------
MEDICAL EQUIPMENT - 10.5%
ABIOMED, Inc. (a)(l)                                    95,570    $   1,347,537
Advanced Medical Optics,
Inc. (a)(l)                                            391,640       13,785,728
Aspect Medical Systems,
Inc. (a)(l)                                            631,440       11,877,386
AtriCure, Inc. (a)(l)                                  305,740        2,751,660
Conceptus, Inc. (a)(l)                                 480,760       10,235,380
Cyberonics, Inc. (a)(l)                                464,780        9,593,059
Dexcom, Inc. (a)(l)                                    330,870        3,262,378
Mindray Medical International Ltd.,
ADR (a)                                                188,360        4,505,571
NxStage Medical, Inc. (a)(l)                            94,260          789,899
Thoratec Corp. (a)(l)                                  794,200       13,962,036
Ventana Medical Systems,
Inc. (a)(l)                                            187,370        8,062,531
Volcano Corp. (a)                                      366,760        6,011,196
                                                                  -------------
                                                                  $  86,184,361
                                                                  -------------
NETWORK & TELECOM - 3.1%
NICE Systems Ltd., ADR (a)                             811,140    $  24,966,889
                                                                  -------------
OIL SERVICES - 2.6%
Dresser-Rand Group, Inc. (a)(l)                        473,830    $  11,594,620
Natural Gas Services Group,
Inc. (a)(l)                                            237,210        3,297,219
Universal Compression Holdings,
Inc. (a)                                               105,980        6,582,418
                                                                  -------------
                                                                  $  21,474,257
                                                                  -------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 4.0%
Commerce Bancorp, Inc. (l)                             194,700    $   6,867,069
Investors Financial Services
Corp. (l)                                              251,560       10,734,065
New York Community Bancorp, Inc.
(l)                                                    487,980        7,856,478
Signature Bank (a)(l)                                  247,250        7,659,805
                                                                  -------------
                                                                  $  33,117,417
                                                                  -------------
PERSONAL COMPUTERS & PERIPHERALS - 1.8%
Isilon Systems, Inc. (a)                                46,590    $   1,285,884
Nuance Communications,
Inc. (a)(l)                                          1,181,664       13,541,869
                                                                  -------------
                                                                  $  14,827,753
                                                                  -------------
PHARMACEUTICALS - 2.8%
Endo Pharmaceuticals Holdings, Inc.
(a)(l)                                                 293,750    $   8,101,625
Medicis Pharmaceutical Corp., "A"
(l)                                                    304,180       10,685,843
Warner Chilcott Ltd., "A" (a)                          281,010        3,883,558
                                                                  -------------
                                                                  $  22,671,026
                                                                  -------------
PRINTING & PUBLISHING - 0.5%
Morningstar, Inc. (a)(l)                                85,970    $   3,872,949
                                                                  -------------
REAL ESTATE - 1.1%
Alesco Financial, Inc., REIT                           528,410    $   5,653,987
Global Signal, Inc., REIT                               65,380        3,443,565
                                                                  -------------
                                                                  $   9,097,552
                                                                  -------------
RESTAURANTS - 4.1%
Chipotle Mexican Grill, Inc.,
"A" (a)(l)                                             101,110    $   5,763,270
Peet's Coffee & Tea, Inc. (a)(l)                       131,570        3,452,397
Red Robin Gourmet Burgers,
Inc. (a)(l)                                            389,510       13,963,934
Texas Roadhouse, Inc., "A" (a)(l)                      798,270       10,585,060
                                                                  -------------
                                                                  $  33,764,661
                                                                  -------------
SPECIALTY CHEMICALS - 1.0%
Innophos Holdings, Inc. (a)                            337,570    $   4,955,528
NuCO2, Inc. (a)(l)                                     135,220        3,325,060
                                                                  -------------
                                                                  $   8,280,588
                                                                  -------------
SPECIALTY STORES - 6.4%
A.C. Moore Arts & Crafts,
Inc. (a)(l)                                            256,830    $   5,565,506
CarMax, Inc. (a)(l)                                    123,610        6,629,204
Citi Trends, Inc. (a)(l)                               144,760        5,738,286
Dick's Sporting Goods, Inc. (a)(l)                     123,560        6,053,204
Hibbett Sporting Goods,
Inc. (a)(l)                                            238,950        7,295,144
Monro Muffler Brake, Inc. (l)                          155,000        5,440,500
Susser Holdings Corp. (a)                              226,240        4,072,320
Urban Outfitters, Inc. (a)(l)                          503,750       11,601,362
                                                                  -------------
                                                                  $  52,395,526
                                                                  -------------
TELEPHONE SERVICES - 1.4%
Level 3 Communications,
Inc. (a)(l)                                          1,970,060    $  11,032,336
                                                                  -------------
TOTAL COMMON STOCKS
(IDENTIFIED COST, $711,282,830)                                   $ 812,922,373
                                                                  -------------
SHORT-TERM OBLIGATIONS - 0.0%
General Electric Capital Corp.,
5.29%, due 1/02/07, at Amortized
Cost and Value (y)                                $    169,000    $     168,975
                                                                  -------------
COLLATERAL FOR SECURITIES LOANED - 17.5%
Navigator Securities Lending Prime
Portfolio, at Cost and Net Asset
Value                                              143,152,063    $ 143,152,063
                                                                  -------------
TOTAL INVESTMENTS
(IDENTIFIED COST, $854,603,868)                                   $ 956,243,411
                                                                  -------------
OTHER ASSETS,
LESS LIABILITIES - (16.8)%                                         (137,410,614)
                                                                  -------------
NET ASSETS - 100.0%                                               $ 818,832,797
                                                                  -------------
(a) Non-income producing security.
(l) All or a portion of this security is on loan.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR  American Depository Receipt
REIT Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
--------------------------------------------------------------------------------
Investments, at value, including $139,661,181 of
securities on loan (identified cost, $854,603,868)   $956,243,411
Cash                                                        7,711
Receivable for investments sold                         6,195,798
Receivable for series shares sold                         529,530
Interest and dividends receivable                          87,078
Other assets                                               17,912
--------------------------------------------------------------------------------
Total assets                                                        $963,081,440
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                          $7,435
Payable for series shares reacquired                      771,362
Collateral for securities loaned, at value            143,152,063
Payable to affiliates
  Management fee                                           81,377
  Shareholder servicing costs                               3,725
  Distribution fees                                         7,897
  Administrative services fee                               1,674
Accrued expenses and other liabilities                    223,110
--------------------------------------------------------------------------------
Total liabilities                                                   $144,248,643
--------------------------------------------------------------------------------
Net assets                                                          $818,832,797
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in capital                                      $668,476,485
Unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                     101,639,543
Accumulated net realized gain (loss) on
investments and foreign currency transactions          48,716,769
--------------------------------------------------------------------------------
Net assets                                                          $818,832,797
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding                             47,252,928
--------------------------------------------------------------------------------
Initial Class shares
  Net assets                                         $533,322,195
  Shares outstanding                                   30,608,183
--------------------------------------------------------------------------------
  Net asset value per share                                               $17.42
--------------------------------------------------------------------------------
Service Class shares
  Net assets                                         $285,510,602
  Shares outstanding                                   16,644,745
--------------------------------------------------------------------------------
  Net asset value per share                                               $17.15
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06

NET INVESTMENT LOSS
-----------------------------------------------------------------------------------------------------------------------------
Income
  Dividends                                                                                 $1,873,548
  Income on securities loaned                                                                  670,704
  Interest                                                                                     347,355
  Foreign taxes withheld                                                                       (13,726)
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                            $2,877,881
-----------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                            $6,631,802
  Distribution fees                                                                            726,027
  Shareholder servicing costs                                                                  259,775
  Administrative services fee                                                                  129,404
  Independent trustees' compensation                                                            20,104
  Custodian fee                                                                                188,802
  Shareholder communications                                                                   231,487
  Auditing fees                                                                                 38,489
  Legal fees                                                                                    16,188
  Miscellaneous                                                                                 53,600
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                     $8,295,678
-----------------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                         (69,365)
  Reduction of expenses by investment adviser                                                   (4,039)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                       $8,222,274
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                                               $(5,344,393)
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                                  $57,328,593
  Foreign currency transactions                                                                 19,903
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                                         $57,348,496
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                              $42,491,067
  Translation of assets and liabilities in foreign currencies                                       (6)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                                        $42,491,061
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                                       $99,839,557
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                                              $94,495,164
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                                       2006                     2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                       $(5,344,393)            $(4,911,923)
Net realized gain (loss) on investments and foreign currency transactions                  57,348,496              68,550,294
Net unrealized gain (loss) on investments and foreign currency translation                 42,491,061             (42,278,161)
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $94,495,164             $21,360,210
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign currency transactions
  Initial Class                                                                           $(7,617,758)                    $--
  Service Class                                                                            (5,419,599)                     --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                             $(13,037,357)                    $--
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                                       $34,786,063            $(84,920,622)
-----------------------------------------------------------------------------------------------------------------------------
Total change in net assets                                                               $116,243,870            $(63,560,412)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
At beginning of period                                                                    702,588,927             766,149,339
At end of period                                                                         $818,832,797            $702,588,927
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years.
Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                                    YEARS ENDED 12/31
                                                       -----------------------------------------------------------------------
                                                           2006            2005            2004            2003           2002

Net asset value, beginning of period                     $15.65          $14.87          $13.96          $10.44         $15.27
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment loss (d)                                  $(0.10)         $(0.09)         $(0.09)         $(0.08)        $(0.07)
Net realized and unrealized gain (loss) on
investments and foreign currency                           2.16            0.87            1.00            3.60          (4.76)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          $2.06           $0.78           $0.91           $3.52         $(4.83)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign
currency transactions                                    $(0.29)            $--             $--             $--            $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $17.42          $15.65          $14.87          $13.96         $10.44
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                13.22            5.25            6.52           33.72         (31.63)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     1.03            1.06            1.01            1.04           1.05
Expenses after expense reductions (f)                      1.03            1.06            1.01             N/A           1.05
Net investment loss                                       (0.63)          (0.61)          (0.67)          (0.62)         (0.56)
Portfolio turnover                                          106             132             134              88             90
Net assets at end of period (000 Omitted)              $533,322        $406,190        $380,100        $290,364       $157,863
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                                    YEARS ENDED 12/31

                                                       ----------------------------------------------------------------------------
                                                           2006            2005            2004            2003           2002

Net asset value, beginning of period                     $15.45          $14.71          $13.85          $10.38         $15.22
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment loss (d)                                  $(0.14)         $(0.12)         $(0.13)         $(0.11)        $(0.09)
Net realized and unrealized gain (loss) on
investments and foreign currency                           2.13            0.86            0.99            3.58          (4.75)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          $1.99           $0.74           $0.86           $3.47         $(4.84)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign
currency transactions                                    $(0.29)            $--             $--             $--            $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $17.15          $15.45          $14.71          $13.85         $10.38
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                12.93            5.03            6.21           33.43         (31.80)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     1.28            1.30            1.26            1.29           1.28
Expenses after expense reductions (f)                      1.28            1.30            1.26             N/A           1.28
Net investment loss                                       (0.88)          (0.86)          (0.92)          (0.88)         (0.78)
Portfolio turnover                                          106             132             134              88             90
Net assets at end of period (000 Omitted)              $285,511        $296,399        $386,049        $349,012       $176,319
------------------------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS New Discovery Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 110 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex- dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

                                                         12/31/06     12/31/05

Long-term capital gain                                $13,037,357          $--

The federal tax cost and the tax basis components of distributable earnings were as follows:

              AS OF 12/31/06

              Cost of investments                       $864,966,396
              ------------------------------------------------------
              Gross appreciation                        $110,842,970
              Gross depreciation                         (19,565,955)
              ------------------------------------------------------
              Net unrealized appreciation
              (depreciation)                             $91,277,015
              Undistributed ordinary income               18,897,809
              Undistributed long-term capital gain        40,335,249
              Other temporary differences                   (153,761)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the series. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the series' average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.80% of average daily net assets in excess of $1 billion. The written agreement may be rescinded only upon consent of the series' Board of Trustees. For the year end December 31, 2006 the series' average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

The investment adviser reimbursed the series $24,537 for a trade correction. This amount is included in the realized gain on investment transactions on the Statement of Operations.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $257,903, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $1,049. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0176% of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $5,792. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $4,039 which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $798,205,018 and $777,494,188, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                     YEAR ENDED 12/31/06                 YEAR ENDED 12/31/05
                                                                  SHARES             AMOUNT            SHARES           AMOUNT
Shares sold
  Initial Class                                                     9,301,395      $151,408,558         6,483,379      $94,073,440
  Service Class                                                     1,643,320        26,882,140         1,816,847       26,094,823
----------------------------------------------------------------------------------------------------------------------------------
                                                                   10,944,715      $178,290,698         8,300,226     $120,168,263

Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                       446,528        $7,617,758                --              $--
  Service Class                                                       322,212         5,419,599                --               --
----------------------------------------------------------------------------------------------------------------------------------
                                                                      768,740       $13,037,357                --              $--

Shares reacquired
  Initial Class                                                    (5,097,649)     $(84,469,974)       (6,091,994)    $(84,217,969)
  Service Class                                                    (4,509,040)      (72,072,018)       (8,866,567)    (120,870,916)
----------------------------------------------------------------------------------------------------------------------------------
                                                                   (9,606,689)    $(156,541,992)      (14,958,561)   $(205,088,885)

Net change
  Initial Class                                                     4,650,274       $74,556,342           391,385       $9,855,471
  Service Class                                                    (2,543,508)      (39,770,279)       (7,049,720)     (94,776,093)
----------------------------------------------------------------------------------------------------------------------------------
                                                                    2,106,766       $34,786,063       (6,658,335)    $(84,920,622)

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $4,518 and $1,809, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the
Shareholders of MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   -----------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)           Trustee                   February 2004     Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)             Trustee                   February 2004     Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                 Trustee and Chair of      February 1992     Private investor; Eastern Enterprises (diversified
(born 5/01/36)                 Trustees                                    services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)            Trustee                   January 2006      Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.         Trustee                   August 1993       Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning               Trustee                   January 2004      Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow               Trustee                   December 1993     Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty                Trustee                   December 2004     Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera             Trustee                   July 1981         Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt               Trustee                   August 1993       Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen              Trustee                   March 2005        Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                  Trustee                   January 2006      Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)              President                 November 2005     Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)              Treasurer                 September 2005    Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)       Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 1/18/74)                 Assistant Clerk                             and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)              Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Special
(born 11/21/63)                Assistant Clerk                             Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)          Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)            Assistant Secretary and   September 2005    Massachusetts Financial Services Company, Vice President
(born 7/10/68)                 Assistant Clerk                             and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)             Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)         Assistant Secretary and   June 2006         Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                 Assistant Clerk                             President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)              Assistant Treasurer       April 1997        Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)             Assistant Secretary and   May 2005          Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                 Assistant Clerk                             President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)            Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 11/05/70)                Assistant Clerk                             and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)            Secretary and Clerk       January 2006      Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino             Independent Chief         June 2004         Tarantino LLC (provider of compliance services),
(born 3/07/44)                 Compliance Officer                          Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)               Assistant Treasurer       September 1990    Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005,
    MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs.
Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110


DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741              200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGER
Thomas H. Wetherald

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 4th quintile for each of the one and five-year periods ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the ongoing substandard investment performance of the Series. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS' efforts to improve the Series' performance, including the recent restructuring of responsibilities among MFS' senior investment management executives and the assumption of primary portfolio management responsibilities by one of the Series' portfolio managers in 2005. In addition, the Trustees requested that they receive a separate update on the Series' performance at each of their meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Series.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on assets over $1 billion, which may not be changed without the Trustees' approval. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate was approximately at the Lipper expense group median, and the Series' total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is currently subject to a breakpoint as a result of the advisory fee waiver described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The series designates $13,037,357 as capital gain dividends paid during the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o  data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o  facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) RESEARCH INTERNATIONAL SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VRI-ANN

MFS(R) RESEARCH INTERNATIONAL SERIES


TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
EXPENSE TABLE                                                5
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     6
--------------------------------------------------------------
FINANCIAL STATEMENTS                                         9
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               14
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     19
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       20
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               23
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       25
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              25
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     25
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       26
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER

-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              97.8%
              Cash & Other Net Assets                     2.2%

              TOP TEN HOLDINGS

              Royal Dutch Shell PLC, "A"                  2.5%
              ------------------------------------------------
              TOTAL S.A.                                  2.4%
              ------------------------------------------------
              GlaxoSmithKline PLC                         2.4%
              ------------------------------------------------
              Nestle S.A.                                 2.2%
              ------------------------------------------------
              E.ON AG                                     2.1%
              ------------------------------------------------
              Bayer AG                                    2.0%
              ------------------------------------------------
              UBS AG                                      2.0%
              ------------------------------------------------
              Royal Bank of Scotland Group PLC            2.0%
              ------------------------------------------------
              BNP Paribas                                 1.9%
              ------------------------------------------------
              BHP Billiton PLC                            1.9%
              ------------------------------------------------

              COMMON STOCK SECTORS

              Financial Services                         29.0%
              ------------------------------------------------
              Utilities & Communications                 10.5%
              ------------------------------------------------
              Basic Materials                            10.2%
              ------------------------------------------------
              Energy                                      7.8%
              ------------------------------------------------
              Health Care                                 6.9%
              ------------------------------------------------
              Consumer Staples                            6.1%
              ------------------------------------------------
              Autos & Housing                             6.1%
              ------------------------------------------------
              Technology                                  6.0%
              ------------------------------------------------
              Leisure                                     5.1%
              ------------------------------------------------
              Retailing                                   4.6%
              ------------------------------------------------
              Industrial Goods & Services                 3.4%
              ------------------------------------------------
              Special Products & Services                 2.1%
              ------------------------------------------------

              COUNTRY WEIGHTINGS

              United Kingdom                             19.8%
              ------------------------------------------------
              Japan                                      17.1%
              ------------------------------------------------
              France                                     13.4%
              ------------------------------------------------
              Germany                                    11.4%
              ------------------------------------------------
              Switzerland                                10.0%
              ------------------------------------------------
              Italy                                       4.2%
              ------------------------------------------------
              South Korea                                 3.2%
              ------------------------------------------------
              Norway                                      2.8%
              ------------------------------------------------
              Hong Kong                                   2.1%
              ------------------------------------------------
              Other Countries                            16.0%
              ------------------------------------------------

Percentages are based on net assets as of 12/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS Research International Series provided a total return of 25.67%, while Service Class shares provided a total return of 25.21%. These compare with a return of 26.86% for the series' benchmark, the MSCI EAFE Index.

DETRACTORS FROM PERFORMANCE

Stock selection in the financial services sector held back relative performance. Consumer finance firms Aiful(g) (Japan), Aeon Credit Service (Japan), and Takefuji(g) (Japan), real estate investment consulting firm K.K. Davinci Advisors(g) (Japan), and diversified financial services firm Mitsubishi UFJ Financial Group (Japan) were among the portfolio's largest detractors. Aiful and Takefuji struggled during the period in an increasingly difficult regulatory, business, and media environment for consumer finance companies.

Elsewhere basic chemicals, resin, and plastics maker Kaneka(g) (Japan), electronics retailer Yamada Denki(g) (Japan), and microchip and electronics manufacturer Samsung Electronics(c) (South Korea), also hurt results. Shares of Samsung suffered as a result of disappointing earnings in the first half of the period.

During the reporting period, currency exposure was a detractor from relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

The portfolio's cash position was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the energy sector boosted performance relative to the MSCI EAFE Index. Integrated oil company LUKOIL(c)(g) (Russia) and steel tubes manufacturer Vallourec (France) were among the top contributors. Avoiding integrated oil company BP Amoco (United Kingdom) also helped as this company underperformed the benchmark.

Stock selection in the utilities and communications sector enhanced relative performance. Strong performers in this sector included telecommunications company Telenor (Norway), energy and utility operations company SUEZ (France), and electric utility company Iberdrola(g) (Spain).

Stock selection in the basic materials sector also had a positive impact on the portfolio's relative returns. Steel producer Arcelor(c)(g) (Luxembourg) and agrochemical company Syngenta (Switzerland) aided results.

Stocks in other sectors that contributed to performance included biopharmaceutical company Actelion(c) (Switzerland) and video game console maker Nintendo (Japan). Actelion was the largest contributor to the portfolio's relative performance over the period. The company's stock price climbed significantly due to the accelerating growth of its main drug, Tracleer (a treatment for pulmonary arterial hypertension), and the weakening of competition facing this drug.

Respectfully,

Jose Luis Garcia                        Thomas Melendez
Portfolio Manager                       Portfolio Manager

(c) Security is not a benchmark constituent.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (t)

                             MFS Research
                        International Series --            MSCI
                             Initial Class              EAFE Index
             4/05              $10,000                   $10,000
            12/05               12,085                    11,713
            12/06               15,186                    14,858

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

  Share class            Class inception date      1-yr        Life (t)
-----------------------------------------------------------------------
  Initial Class                 4/29/05            25.67%       28.30%
-----------------------------------------------------------------------
  Service Class                 4/29/05            25.21%       27.91%
-----------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
-----------------------------------------------------------------------
  MSCI EAFE Index (f)                              26.86%       26.63%
-----------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.
(t) For the period from the commencement of the series' investment operations, April 29, 2005, through the stated period end.

INDEX DEFINITION

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index - a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    7/01/06-
Class                       Ratio       7/01/06        12/31/06       12/31/06
--------------------------------------------------------------------------------
         Actual              1.10%     $1,000.00      $1,151.50          $5.97
Initial  -----------------------------------------------------------------------
 Class   Hypothetical(h)     1.10%     $1,000.00      $1,019.66          $5.60
--------------------------------------------------------------------------------
         Actual              1.35%     $1,000.00      $1,150.00          $7.32
Service  -----------------------------------------------------------------------
 Class   Hypothetical(h)     1.35%     $1,000.00      $1,018.40          $6.87
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                                SHARES/PAR     VALUE ($)

COMMON STOCKS - 97.8%
AEROSPACE - 0.8%
Finmeccanica S.p.A.                                       14,110    $   382,489
                                                                    -----------
ALCOHOLIC BEVERAGES - 1.7%
Diageo PLC                                                24,420    $   479,486
Grupo Modelo S.A. de C.V., "C"                            12,400         68,873
Pernod Ricard S.A.                                           950        218,155
                                                                    -----------
                                                                    $   766,514
                                                                    -----------
APPAREL MANUFACTURERS - 2.6%
Adidas AG                                                  9,200    $   458,107
Li & Fung Ltd.                                           103,200        321,080
LVMH Moet Hennessy Louis Vuitton S.A.                      4,020        424,166
                                                                    -----------
                                                                    $ 1,203,353
                                                                    -----------
AUTOMOTIVE - 4.3%
Bayerische Motoren Werke AG                                8,840    $   507,614
Continental AG                                             6,268        728,780
Honda Motor Co. Ltd.                                      19,200        758,033
                                                                    -----------
                                                                    $ 1,994,427
                                                                    -----------
BIOTECHNOLOGY - 1.1%
Actelion Ltd. (a)                                          2,330    $   512,298
                                                                    -----------
BROADCASTING - 3.3%
Antena 3 de Television S.A.                                9,917    $   233,489
Grupo Televisa S.A., ADR                                   5,950        160,710
Nippon Television Network Corp.                            1,910        283,343
WPP Group PLC                                             62,220        841,471
                                                                    -----------
                                                                    $ 1,519,013
                                                                    -----------
BROKERAGE & ASSET MANAGERS - 0.6%
EFG International (a)                                      7,290    $   274,818
                                                                    -----------
BUSINESS SERVICES - 0.7%
Mitsubishi Corp.                                          17,400    $   327,406
                                                                    -----------
CHEMICALS - 4.3%
Bayer AG                                                  17,340    $   930,483
Syngenta AG                                                3,410        634,217
Umicore                                                    2,360        401,785
                                                                    -----------
                                                                    $ 1,966,485
                                                                    -----------
COMPUTER SOFTWARE - SYSTEMS - 0.8%
Cap Gemini S.A.                                            5,550    $   348,285
                                                                    -----------
CONGLOMERATES - 1.4%
Siemens AG                                                 6,300    $   624,746
                                                                    -----------
CONSTRUCTION - 1.8%
CEMEX S.A. de C.V., ADR (a)                                5,964    $   202,060
CRH PLC                                                   11,370        473,275
Siam Cement Public Co. Ltd.                               19,500        137,012
                                                                    -----------
                                                                    $   812,347
                                                                    -----------
CONSUMER GOODS & SERVICES - 2.0%
Kao Corp.                                                 17,000    $   458,398
Kimberly-Clark de Mexico S.A. de C.V., "A"                21,100         97,053
Reckitt Benckiser PLC                                      8,280        378,509
                                                                    -----------
                                                                    $   933,960
                                                                    -----------
ELECTRICAL EQUIPMENT - 1.2%
Schneider Electric S.A.                                    5,128    $   569,162
                                                                    -----------
ELECTRONICS - 5.0%
ARM Holdings PLC                                          80,790    $   198,981
ASML Holding N.V. (a)                                      7,970        198,167
Konica Minolta Holdings, Inc.                             21,000        296,359
Nintendo Co. Ltd.                                          1,500        389,349
Nippon Electric Glass Co. Ltd.                             6,000        126,003
Royal Philips Electronics N.V.                            13,650        514,677
Samsung Electronics Co. Ltd.                                 883        582,020
                                                                    -----------
                                                                    $ 2,305,556
                                                                    -----------
ENERGY - INDEPENDENT - 0.7%
Norsk Hydro A.S.A.                                        10,725    $   332,944
                                                                    -----------
ENERGY - INTEGRATED - 6.6%
Petroleo Brasileiro S.A., ADR                              1,140    $   117,409
Royal Dutch Shell PLC, "A"                                32,390      1,132,387
Sasol Ltd.                                                 4,420        163,093
Statoil A.S.A.                                            19,460        515,913
TOTAL S.A.                                                15,320      1,104,945
                                                                    -----------
                                                                    $ 3,033,747
                                                                    -----------
FOOD & BEVERAGES - 2.4%
Nestle S.A.                                                2,805    $   996,444
Nong Shim Co. Ltd. (a)                                       442        135,452
                                                                    -----------
                                                                    $ 1,131,896
                                                                    -----------
FOOD & DRUG STORES - 1.3%
Sundrug Co. Ltd.                                           7,200    $   159,368
Tesco PLC                                                 56,345        446,395
                                                                    -----------
                                                                    $   605,763
                                                                    -----------
FOREST & PAPER PRODUCTS - 0.0%
Votorantim Celulose e Papel S.A., ADR                        300    $     5,883
                                                                    -----------
INSURANCE - 2.7%
Assicurazioni Generali S.p.A.                              8,800    $   386,391
AXA                                                       20,730        839,083
                                                                    -----------
                                                                    $ 1,225,474
                                                                    -----------
INTERNET - 0.2%
Universo Online S.A., IPS (a)                             17,000    $    92,445
                                                                    -----------
LEISURE & TOYS - 1.8%
Capcom Co. Ltd.                                           10,700    $   192,797
Konami Corp.                                              11,100        335,671
NAMCO BANDAI Holdings, Inc.                               19,500        285,837
                                                                    -----------
                                                                    $   814,305
                                                                    -----------
MACHINERY & TOOLS - 1.4%
Fanuc Ltd.                                                 4,400    $   433,181
GEA Group AG                                               8,540        192,390
                                                                    -----------
                                                                    $   625,571
                                                                    -----------
MAJOR BANKS - 15.0%
Barclays PLC                                              56,710    $   810,827
BNP Paribas                                                8,103        883,854
BOC Hong Kong Holdings Ltd.                              232,000        629,345
Credit Agricole S.A.                                      18,570        780,817
Deutsche Postbank AG                                       3,620        305,616
Erste Bank der oesterreichischen Sparkassen AG             4,502        345,202
Industrial & Commercial Bank of China, "H" (a)             3,000          1,871
Mitsubishi UFJ Financial Group, Inc.                          52        642,110
Royal Bank of Scotland Group PLC                          23,170        904,438
Standard Chartered PLC                                    10,900        318,523
Sumitomo Mitsui Financial Group, Inc.                         71        727,624
UniCredito Italiano S.p.A.                                65,620        575,037
                                                                    -----------
                                                                    $ 6,925,264
                                                                    -----------
METALS & MINING - 3.3%
BHP Billiton PLC                                          46,950    $   859,331
Companhia Siderurgica Nacional S.A., ADR                   4,790        143,604
POSCO                                                      1,376        457,187
TMK OAO, GDR (a)(z)                                        1,700         59,500
                                                                    -----------
                                                                    $ 1,519,622
                                                                    -----------
NATURAL GAS - DISTRIBUTION - 1.2%
Gaz de France                                              4,400    $   202,371
Tokyo Gas Co. Ltd.                                        64,000        340,308
                                                                    -----------
                                                                    $   542,679
                                                                    -----------
NATURAL GAS - PIPELINE - 0.3%
Gazprom OAO, ADR                                           3,460    $   159,160
                                                                    -----------
OIL SERVICES - 0.5%
Saipem S.p.A.                                              6,550    $   170,804
Vallourec S.A.                                               165         47,972
                                                                    -----------
                                                                    $   218,776
                                                                    -----------
OTHER BANKS & DIVERSIFIED FINANCIALS - 10.7%
Aeon Credit Service Co. Ltd.                              20,600    $   390,214
Akbank T.A.S.                                             58,104        352,618
Banche Popolari Unite Scpa                                15,280        419,852
Banco Nossa Caixa S.A.                                     4,900        110,164
Bangkok Bank Public Co. Ltd.                              55,700        177,192
Bank of Cyprus Public Co. Ltd.                            11,810        161,474
CSU Cardsystem S.A. (a)                                   15,680         80,052
Hana Financial Group, Inc.                                 5,350        281,306
HSBC Holdings PLC                                         44,690        814,902
ORIX Corp.                                                   750        217,040
Shinsei Bank Ltd.                                         44,000        258,726
SinoPac Holdings                                         331,000        177,258
Suncorp-Metway Ltd.                                       22,010        353,754
UBS AG                                                    15,216        924,395
Unibanco - Uniao de Bancos
Brasileiros S.A., ADR                                      2,350        218,456
                                                                    -----------
                                                                    $ 4,937,403
                                                                    -----------
PHARMACEUTICALS - 5.8%
Astellas Pharma, Inc.                                     12,900    $   586,241
GlaxoSmithKline PLC                                       41,760      1,099,272
Novartis AG                                                4,840        278,948
Roche Holding AG                                           3,970        711,662
                                                                    -----------
                                                                    $ 2,676,123
                                                                    -----------
SPECIALTY CHEMICALS - 2.6%
Asahi Glass Co. Ltd.                                      34,000    $   408,417
Linde AG                                                   5,030        519,517
Lonza Group AG                                             3,290        284,221
                                                                    -----------
                                                                    $ 1,212,155
                                                                    -----------
SPECIALTY STORES - 0.7%
NEXT PLC                                                   9,800    $   345,497
                                                                    -----------
TELECOMMUNICATIONS - WIRELESS - 2.4%
America Movil S.A. de C.V., "L", ADR                       2,850    $   128,877
KDDI Corp.                                                    41        277,937
Rogers Communications, Inc., "B"                           6,620        197,196
Vodafone Group PLC                                       190,440        527,789
                                                                    -----------
                                                                    $ 1,131,799
                                                                    -----------
TELEPHONE SERVICES - 3.0%
France Telecom S.A.                                       15,250    $   421,644
Philippine Long Distance Telephone Co.                     2,480        129,009
Telenor A.S.A.                                            22,670        426,439
TELUS Corp.                                                8,480        389,604
                                                                    -----------
                                                                    $ 1,366,696
                                                                    -----------
UTILITIES - ELECTRIC POWER - 3.6%
CEZ AS                                                     3,860    $   177,997
E.ON AG                                                    7,170        973,040
Equatorial Energia S.A., IEU (a)                          18,160        160,335
SUEZ S.A.                                                  6,811        352,631
                                                                    -----------
                                                                    $ 1,664,003
                                                                    -----------
TOTAL COMMON STOCKS (IDENTIFIED COST, $40,717,763)                  $45,108,064
                                                                    -----------

SHORT-TERM OBLIGATIONS (y) - 5.2%
Alpine Securitization Corp., 5.3%, due 1/02/07 (t)    $1,834,000    $ 1,833,730
General Electric Capital Corp., 5.29%, due 1/02/07       574,000        573,916
                                                                    -----------
TOTAL SHORT-TERM OBLIGATIONS, AT AMORTIZED COST                     $ 2,407,646
                                                                    -----------
TOTAL INVESTMENTS (IDENTIFIED COST, $43,125,409) (k)                $47,515,710
                                                                    -----------
OTHER ASSETS, LESS LIABILITIES - (3.0)%                              (1,371,484)
                                                                    -----------
NET ASSETS - 100.0%                                                 $46,144,226
                                                                    -----------

(a) Non-income producing security.
(k) As of December 31, 2006, the series had one security that was fair valued, aggregating $59,500 and 0.13% of market value, in accordance with the policies adopted by the Board of Trustees.
(t) Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The series holds the following restricted security:

                                                       CURRENT
                          ACQUISITION   ACQUISITION     MARKET    TOTAL % OF
RESTRICTED SECURITIES        DATE          COST         VALUE     NET ASSETS
----------------------------------------------------------------------------
TMK OAO, GDR               10/31/06 -
                           12/21/06       $38,536      $59,500       0.1%

The following abbreviations are used in this report and are defined:

ADR      American Depository Receipt
GDR      Global Depository Receipt
IEU      International Equity Unit
IPS      International Preference Stock

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
-------------------------------------------------------------------------------
Investments, at value
(identified cost, $43,125,409)                       $47,515,710
Foreign currency, at value
(identified cost, $136,126)                              135,702
Receivable for investments sold                          339,695
Receivable for series shares sold                        263,352
Interest and dividends receivable                         50,765
Receivable from investment adviser                        82,466
Other assets                                               1,637
-------------------------------------------------------------------------------
Total assets                                                        $48,389,327
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payable to custodian                                     $22,581
Payable for investments purchased                      2,032,176
Payable for series shares reacquired                         619
Payable to affiliates
  Management fee                                           4,514
  Shareholder servicing costs                                183
  Distribution fees                                          371
  Administrative services fee                                192
Accrued expenses and other liabilities                   184,465
-------------------------------------------------------------------------------
Total liabilities                                                    $2,245,101
-------------------------------------------------------------------------------
Net assets                                                          $46,144,226
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF
-------------------------------------------------------------------------------
Paid-in capital                                      $42,010,455
Unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies (net of
$673 deferred country tax)                             4,389,965
Accumulated distributions in excess of net
realized gain on investments and foreign
currency transactions                                   (209,654)
Accumulated distributions in excess of net
investment income                                        (46,540)
-------------------------------------------------------------------------------
Net assets                                                          $46,144,226
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding                             3,198,276
-------------------------------------------------------------------------------
Initial Class shares:
  Nets assets                                        $32,437,147
  Shares outstanding                                   2,246,020
-------------------------------------------------------------------------------
  Net asset value per share                                              $14.44
-------------------------------------------------------------------------------
Service Class shares:
  Nets assets                                        $13,707,079
  Shares outstanding                                     952,256
-------------------------------------------------------------------------------
  Net asset value per share                                              $14.39
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06
NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
Income
  Dividends                                                                        $553,887
  Interest                                                                           53,039
  Foreign taxes withheld                                                            (49,833)
------------------------------------------------------------------------------------------------------------
Total investment income                                                                             $557,093
------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                   $217,907
  Distribution fees                                                                  13,911
  Shareholder servicing costs                                                         8,640
  Administrative services fee                                                        15,895
  Independent trustees' compensation                                                  1,733
  Custodian fee                                                                     343,252
  Interest expense                                                                    7,720
  Shareholder communications                                                          2,223
  Auditing fees                                                                      50,739
  Legal fees                                                                            618
  Miscellaneous                                                                      13,965
------------------------------------------------------------------------------------------------------------
Total expenses                                                                                      $676,603
------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                               (1,261)
  Reduction of expenses by investment adviser                                      (396,562)
------------------------------------------------------------------------------------------------------------
Net expenses                                                                                        $278,780
------------------------------------------------------------------------------------------------------------
Net investment income                                                                               $278,313
------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions (net of $84 country tax)                                 $552,944
  Foreign currency transactions                                                      (8,478)
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                           $544,466
------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments (net of $388 increase in deferred country tax)                     $3,742,901
  Translation of assets and liabilities in foreign currencies                           241
------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                        $3,743,142
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                       $4,287,608
------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                              $4,565,921
------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                               2006            2005(c)

CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income                                                              $278,313           $19,040
Net realized gain (loss) on investments and foreign currency transactions           544,466           172,781
Net unrealized gain (loss) on investments and foreign currency translation        3,743,142           646,823
-------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                             $4,565,921          $838,644
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
From net investment income
  Initial Class                                                                   $(256,053)         $(32,181)
  Service Class                                                                     (87,202)           (1,134)
From net realized gain on investments and foreign currency transactions
  Initial Class                                                                    (592,878)          (77,695)
  Service Class                                                                    (220,632)           (3,019)
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                    $(1,156,765)        $(114,029)
-------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                             $36,616,005        $5,394,450
-------------------------------------------------------------------------------------------------------------
Total change in net assets                                                      $40,025,161        $6,119,065
-------------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------------
At beginning of period                                                            6,119,065                --
At end of period (including accumulated distributions in excess
of net investment income of $46,540 and $1,457, respectively)                   $46,144,226        $6,119,065
-------------------------------------------------------------------------------------------------------------

(c) For the period from the commencement of the series' investment operations, April 29, 2005, through the stated period end.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                           YEARS ENDED 12/31
                                                           ------------------
                                                             2006     2005(c)

Net asset value, beginning of period                        $11.84     $10.00
-----------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------
Net investment income (d)                                    $0.18      $0.05
Net realized and unrealized gain (loss)
on investments and foreign currency                           2.85       2.03
-----------------------------------------------------------------------------
Total from investment operations                             $3.03      $2.08
-----------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------
From net investment income                                  $(0.13)    $(0.07)
From net realized gain on investments
and foreign currency transactions                            (0.30)     (0.17)
-----------------------------------------------------------------------------
Total distributions declared to shareholders                $(0.43)    $(0.24)
-----------------------------------------------------------------------------
Net asset value, end of period                              $14.44     $11.84
-----------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                   25.67      20.85(n)
-----------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------
Expenses before expense reductions (f)                        2.77       4.03(a)
Expenses after expense reductions (f)                         1.10       1.10(a)
Net investment income                                         1.36       0.66(a)
Portfolio turnover                                             130         95
Net assets at end of period (000 omitted)                  $32,437     $5,878
-----------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

SERVICE CLASS
                                                           YEARS ENDED 12/31
                                                           ------------------
                                                             2006     2005(c)

Net asset value, beginning of period                        $11.83     $10.00
-----------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------
Net investment income (d)                                    $0.06      $0.02
Net realized and unrealized gain (loss)
on investments and foreign currency                           2.91       2.04
-----------------------------------------------------------------------------
Total from investment operations                             $2.97      $2.06
-----------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------
From net investment income                                  $(0.11)    $(0.06)
From net realized gain on investments
and foreign currency transactions                            (0.30)     (0.17)
-----------------------------------------------------------------------------
Total distributions declared to shareholders                $(0.41)    $(0.23)
-----------------------------------------------------------------------------
Net asset value, end of period                              $14.39     $11.83
-----------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                   25.21      20.68(n)
-----------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------
Expenses before expense reductions (f)                        2.86       4.28(a)
Expenses after expense reductions (f)                         1.35       1.35(a)
Net investment income                                         0.41       0.28(a)
Portfolio turnover                                             130         95
Net assets at end of period (000 omitted)                  $13,707       $241
-----------------------------------------------------------------------------

(a) Annualized.
(c) For the period from the commencement of the series' investment operations, April 29, 2005, through the stated period end.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Research International Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 24 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals and foreign taxes.

The tax character of distributions declared to shareholders is as follows:

                                              12/31/06      12/31/05

           Ordinary income (including
           any short-term capital gains)      $677,357      $114,029
           Long-term capital gain              479,408            --
--------------------------------------------------------------------
           Total distributions              $1,156,765      $114,029

The federal tax cost and the tax basis components of distributable earnings were as follows:

           AS OF 12/31/06

           Cost of investments                           $43,942,143
           ---------------------------------------------------------
           Gross appreciation                             $3,849,985
           Gross depreciation                               (276,418)
           ---------------------------------------------------------
           Net unrealized appreciation (depreciation)     $3,573,567
           Undistributed ordinary income                     443,246
           Undistributed long-term capital gain              120,408
           Other temporary differences                        (3,450)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the series. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the series' average daily net assets.

The investment adviser has agreed in writing to pay a portion of the series' operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that operating expenses do not exceed 0.20% annually of the series' average daily net assets. This written agreement will continue through April 30, 2007 unless changed or rescinded by the series' Board of Trustees. For the year ended December 31, 2006, this reduction amounted to $396,447 and is reflected as a reduction of total expenses in the Statement of Operations.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $8,455, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $75. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500. The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0655% of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $175. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $115, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $65,694,243 and $30,722,027, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                        YEAR ENDED 12/31/06          YEAR ENDED 12/31/05(c)
                                                                      SHARES          AMOUNT         SHARES         AMOUNT
Shares sold
  Initial Class                                                      3,078,301      $40,781,634      655,526      $6,997,648
  Service Class                                                      1,040,986       13,887,546       37,270         427,925
----------------------------------------------------------------------------------------------------------------------------
                                                                     4,119,287      $54,669,180      692,796      $7,425,573

Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                         59,834         $848,931        9,359        $109,876
  Service Class                                                         21,616          307,834          354           4,153
----------------------------------------------------------------------------------------------------------------------------
                                                                        81,450       $1,156,765        9,713        $114,029

Shares reacquired
  Initial Class                                                     (1,388,403)    $(17,457,387)    (168,597)    $(1,937,485)
  Service Class                                                       (130,735)      (1,752,553)     (17,235)       (207,667)
----------------------------------------------------------------------------------------------------------------------------
                                                                    (1,519,138)    $(19,209,940)    (185,832)    $(2,145,152)

Net change
  Initial Class                                                      1,749,732      $24,173,178      496,288      $5,170,039
  Service Class                                                        931,867       12,442,827       20,389         224,411
----------------------------------------------------------------------------------------------------------------------------
                                                                     2,681,599      $36,616,005      516,677      $5,394,450

(c) For the period from the commencement of the series' investment operations, April 29, 2005, through the stated period end.

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $176 and $7,720, respectively. The commitment fee is included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research International Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research International Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   --------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)          Trustee                   February 2004      Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)            Trustee                   February 2004      Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of      February 1992      Private investor; Eastern Enterprises (diversified
(born 5/01/36)                Trustees                                     services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)           Trustee                   January 2006       Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.        Trustee                   August 1993        Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning              Trustee                   January 2004       Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow              Trustee                   December 1993      Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty               Trustee                   December 2004      Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera            Trustee                   July 1981          Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt              Trustee                   August 1993        Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen             Trustee                   March 2005         Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                 Trustee                   January 2006       Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)             President                 November 2005      Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)             Treasurer                 September 2005     Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)      Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 1/18/74)                Assistant Clerk                              and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)             Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Special
(born 11/21/63)               Assistant Clerk                              Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)         Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)           Assistant Secretary and   September 2005     Massachusetts Financial Services Company, Vice President
(born 7/10/68)                Assistant Clerk                              and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)            Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)        Assistant Secretary and   June 2006          Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                Assistant Clerk                              President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)             Assistant Treasurer       April 1997         Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)            Assistant Secretary and   May 2005           Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                Assistant Clerk                              President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)           Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 11/05/70)               Assistant Clerk                              and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)           Secretary and Clerk       January 2006       Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino            Independent Chief         June 2004          Tarantino LLC (provider of compliance services),
(born 3/07/44)                Compliance Officer                           Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)              Assistant Treasurer       September 1990     Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid
    Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow,
Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the
Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                                   CUSTODIAN
Massachusetts Financial Services Company                             State Street Bank and Trust Company
500 Boylston Street, Boston, MA                                      225 Franklin Street, Boston, MA 02110
02116-3741
                                                                     INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                                          ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                          Deloitte & Touche LLP
500 Boylston Street, Boston, MA                                      200 Berkeley Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGERS
Jose Luis Garcia
Thomas Melendez

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of funds with substantially similar investment classifications/objectives to the Series for various time periods ended December 31, 2005, (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of peer funds identified by objective criteria suggested by MFS, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

The Series commenced operations on April, 29, 2005 and has a limited operating history and performance record. As a result, the Trustees did not receive information provided by Lipper Inc. on the investment performance of the Series. In considering investment performance, however, the Trustees took into account the investment performance of other MFS Funds with comparable investment objectives and policies as the Series, including the performance of MFS Research International Series. In the course of their deliberations, the Trustees also took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' efforts relating to investment performance.

In assessing the reasonableness of the Series advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to observe an expense limitation for the Series. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Series at this time.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The series designates $479,408 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $553,952. The series intends to pass through foreign tax credits of $47,297 for the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) STRATEGIC INCOME SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VWG-ANN

MFS(R) STRATEGIC INCOME SERIES


TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
EXPENSE TABLE                                                6
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     7
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        16
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               21
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     27
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       28
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               31
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       34
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              34
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     34
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       35
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER


-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (i)

              Bonds                                      92.1%
              Convertible Preferred Stocks                0.3%
              Convertible Bonds                           0.1%
              Cash & Other Net Assets                     7.5%

              FIXED INCOME SECTORS (i)

              High Yield Corporates                      33.3%
              ------------------------------------------------
              High Grade Corporates                      18.2%
              ------------------------------------------------
              Non-U.S. Government Bonds                  13.2%
              ------------------------------------------------
              Emerging Markets Bonds                     12.2%
              ------------------------------------------------
              Commercial Mortgage-Backed Securities       6.2%
              ------------------------------------------------
              Mortgage-Backed Securities                  4.7%
              ------------------------------------------------
              U.S. Government Agencies                    3.5%
              ------------------------------------------------
              Asset-Backed Securities                     0.7%
              ------------------------------------------------
              Collateralized Debt Obligations             0.1%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS (r)

              AAA                                        24.6%
              ------------------------------------------------
              AA                                          2.3%
              ------------------------------------------------
              A                                          10.0%
              ------------------------------------------------
              BBB                                        21.0%
              ------------------------------------------------
              BB                                         15.5%
              ------------------------------------------------
              B                                          20.6%
              ------------------------------------------------
              CCC                                         5.8%
              ------------------------------------------------
              Not Rated                                   0.2%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)                         4.7
              ------------------------------------------------
              Average Life (m)                        8.3 yrs.
              ------------------------------------------------
              Average Maturity (m)                   11.9 yrs.
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (long-term) (a)                   BBB
              ------------------------------------------------
              Average Credit Quality of Rated
              Securities (short-term) (a)                  A-1
              ------------------------------------------------

              COUNTRY WEIGHTINGS (i)

              United States                              63.0%
              ------------------------------------------------
              Switzerland                                 4.0%
              ------------------------------------------------
              Russia                                      3.2%
              ------------------------------------------------
              Japan                                       3.2%
              ------------------------------------------------
              Germany                                     3.0%
              ------------------------------------------------
              Canada                                      2.8%
              ------------------------------------------------
              France                                      2.0%
              ------------------------------------------------
              Mexico                                      1.9%
              ------------------------------------------------
              Netherlands                                 1.9%
              ------------------------------------------------
              Other Countries                            15.0%
              ------------------------------------------------

(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 12/31/ 06.

Percentages are based on net assets as of 12/31/06, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS Strategic Income Series provided a total return of 6.67%, while Service Class shares provided a total return of 6.39%. These returns compare with the following returns over the same period for the series' multiple benchmarks:
9.88% for the JPMorgan Emerging Markets Bond Index Global, 11.87% for the Lehman Brothers U.S. High-Yield Corporate Bond Index, 3.10% for the Citigroup World Government Bond Non-Dollar Hedged Index, and 4.33% for the Lehman Brothers U.S. Aggregate Bond Index.

DETRACTORS FROM PERFORMANCE

The portfolio's underweighted position in "B" rated(s) securities held back performance during the reporting period. Our positioning in New Zealand government debt also hurt. Among individual holdings, hospital operator HCA was a top detractor.

CONTRIBUTORS TO PERFORMANCE

Our short duration(d) stance contributed to the portfolio's performance as interest rates rose over the reporting period. Corporate bonds in the bank and finance sector and our positioning in Argentinian government debt also helped. Bonds of General Motors Acceptance Corp. (GMAC) and Ford Motor Credit were among the portfolio's top contributors.

Respectfully,

James J. Calmas                 John Addeo                 Robert D. Persons
Lead Portfolio Manager          Portfolio Manager          Portfolio Manager

Matthew W. Ryan                 Erik S. Weisman
Portfolio Manager               Portfolio Manager

Note to Shareholders: Effective October 2006, John Addeo replaced Scott B. Richards as a portfolio manager of the series.

(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(s) Bonds rated "BBB", "Baa", or higher are considered investment grade; bonds rated "BB", "Ba", or below are considered non-investment grade. The primary source for bond quality ratings is Moody's Investors Service. If not available, ratings by Standard & Poor's are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                                                                                              Citigroup
                                                        Lehman                                  World
                                    Lehman             Brothers            JP Morgan         Government
             MFS Strategic         Brothers         U.S. High Yield        Emerging             Bond
           Income Series --     U.S. Aggregate         Corporate         Markets Bond        Non-Dollar
             Initial Class        Bond Index          Bond Index         Index Global       Hedged Index
12/96          $10,000             $10,000             $10,000              $10,000            $10,000
12/97            9,887              10,968              11,277               11,107             11,195
12/98           10,668              11,920              11,488               12,388              9,902
12/99           10,402              11,821              11,762               12,744             12,297
12/00           10,911              13,196              11,072               13,973             14,068
12/01           11,429              14,307              11,657               14,827             14,259
12/02           12,390              15,776              11,498               15,843             16,129
12/03           13,676              16,425              14,828               16,141             20,268
12/04           14,733              17,137              16,479               16,976             22,645
12/05           15,011              17,554              16,930               17,942             25,075
12/06           16,012              18,314              18,939               18,499             27,552

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class      Class inception date               1-yr      5-yr      10-yr
--------------------------------------------------------------------------------
     Initial              6/14/94                      6.67%     6.98%     4.82%
--------------------------------------------------------------------------------
     Service              5/01/00                      6.39%     6.73%     4.64%

AVERAGE ANNUAL

Comparative benchmarks
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index (f)          4.33%     5.06%     6.24%
--------------------------------------------------------------------------------
Lehman Brothers U.S. High-Yield
Corporate Bond Index (f)                              11.87%    10.19%     6.59%
--------------------------------------------------------------------------------
JPMorgan Emerging Markets Bond Index Global (f)        9.88%    14.08%    10.67%
--------------------------------------------------------------------------------
Citigroup World Government Bond
Non- Dollar Hedged Index (f)                           3.10%     4.52%     6.34%
--------------------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.

INDEX DEFINITIONS

Lehman Brothers U.S. Aggregate Bond Index - measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers U.S. High-Yield Corporate Bond Index - measures the universe of non-investment grade, fixed rate debt. Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

JPMorgan Emerging Markets Bond Index Global (EMBI Global) - tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Citigroup World Government Bond Non-Dollar Hedged Index - a market capitalization-weighted index that tracks the currency-hedged performance of the major government bond markets, excluding the United States. Country eligibility is determined based upon market capitalization and investability criteria.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006.

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    7/01/06-
Class                       Ratio       7/01/06        12/31/06       12/31/06
--------------------------------------------------------------------------------
         Actual              0.86%     $1,000.00      $1,059.60          $4.46
Initial  -----------------------------------------------------------------------
 Class   Hypothetical(h)     0.86%     $1,000.00      $1,020.87          $4.38
--------------------------------------------------------------------------------
         Actual              1.11%     $1,000.00      $1,058.20          $5.76
Service  -----------------------------------------------------------------------
 Class   Hypothetical(h)     1.11%     $1,000.00      $1,019.61          $5.65
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                                SHARES/PAR     VALUE ($)

BONDS - 92.8%
AEROSPACE - 0.4%
Bombardier, Inc., 8%, 2014 (n)                        $   75,000    $    76,875
DRS Technologies, Inc., 7.625%, 2018                      80,000         82,400
                                                                    -----------
                                                                    $   159,275
                                                                    -----------
AIRLINES - 0.2%
Continental Airlines, Inc., 7.566%, 2020              $   84,282    $    85,125
                                                                    -----------
APPAREL MANUFACTURERS - 0.1%
Levi Strauss & Co., 12.25%, 2012                      $   45,000    $    50,063
                                                                    -----------
ASSET BACKED & SECURITIZED - 7.1%
ARCap REIT, Inc., "H", 6.1%, 2045 (n)                 $  100,000    $    89,341
Asset Securitization Corp., FRN, 7.8671%, 2029           122,044        132,477
Asset Securitization Corp., FRN, 8.3571%, 2029 (z)        85,000         91,935
Bayview Financial Revolving Mortgage Loan Trust,
FRN, 6.15%, 2040 (z)                                     250,000        250,335
Countrywide Asset-Backed Certificates,
FRN, 4.575%, 2035                                         16,422         16,294
CPS Auto Receivables Trust, 2.89%, 2009 (z)               12,169         11,984
Crest Ltd., 7%, 2040 (n)                                 137,000        136,781
Deutsche Mortgage & Asset Receiving Corp.,
7.5%, 2031                                               153,000        169,488
DLJ Commercial Mortgage Corp., 6.04%, 2031               185,000        187,787
Falcon Franchise Loan LLC, 6.5%, 2014 (z)                250,000        218,330
Falcon Franchise Loan LLC, FRN, 3.8676%, 2025 (i)(z)     562,779         86,933
First Union National Bank Commercial Mortgage
Trust, FRN, 0.9457%, 2043 (i)(n)                       2,227,672         71,915
First Union-Lehman Brothers Bank of America,
FRN, 0.5025%, 2035 (i)                                 4,394,534         69,919
First Union-Lehman Brothers Commercial Mortgage
Trust, 7%, 2029 (n)                                      153,000        165,193
Lehman Brothers Commercial Conduit Mortgage Trust,
FRN, 0.9592%, 2030 (i)                                 1,347,712         26,286
Morgan Stanley Capital I, Inc., 7.18%, 2030              140,000        142,277
Morgan Stanley Capital I, Inc.,
FRN, 1.3439%, 2039 (i)(n)                              1,332,449         79,872
Mortgage Capital Funding, Inc.,
FRN, 0.7028%, 2031 (i)                                   982,810          6,843
Preferred Term Securities IV Ltd., CDO,
FRN, 7.6106%, 2031 (z)                                    56,493         56,775
Prudential Securities Secured Financing Corp.,
FRN, 7.379%, 2013 (z)                                    171,000        181,222
Salomon Brothers Mortgage Securities, Inc.,
FRN, 7.0801%, 2032 (z)                                   224,179        245,166
Wachovia Bank Commercial Mortgage Trust,
FRN, 5.3161%, 2044                                       158,000        157,875
                                                                    -----------
                                                                    $ 2,595,028
                                                                    -----------
AUTOMOTIVE - 1.9%
Cooper-Standard Automotive, Inc., 8.375%, 2014        $   50,000    $    39,375
Ford Motor Credit Co., 5.8%, 2009                        252,000        247,424
Ford Motor Credit Co., 9.75%, 2010 (n)                    85,000         90,424
Ford Motor Credit Co., 7%, 2013                           79,000         75,443
General Motors Corp., 8.375%, 2033                       144,000        133,200
Goodyear Tire & Rubber Co., 9%, 2015                      70,000         73,325
Johnson Controls, Inc., 5.25%, 2011                       30,000         29,764
                                                                    -----------
                                                                    $   688,955
                                                                    -----------
BROADCASTING - 2.1%
Allbritton Communications Co., 7.75%, 2012            $  120,000    $   121,200
Barrington Broadcasting Group, 10.5%, 2014 (n)            40,000         40,600
Clear Channel Communications, 5.5%, 2014                  70,000         59,049
EchoStar DBS Corp., 6.375%, 2011                          35,000         34,781
Hughes Network Systems LLC, 9.5%, 2014                    35,000         36,531
Intelsat Ltd., 9.25%, 2016 (n)                            35,000         37,625
Intelsat Ltd., 11.25%, 2016 (n)                           95,000        104,263
Intelsat Subsidiary Holding Co. Ltd., 8.625%, 2015        90,000         93,600
ION Media Networks, Inc., FRN, 11.6238%, 2013 (n)         90,000         91,125
Liberty Media Corp., 5.7%, 2013                           60,000         56,528
News America, Inc., 6.4%, 2035                           100,000         99,343
                                                                    -----------
                                                                    $   774,645
                                                                    -----------
BUILDING - 1.6%
American Standard Cos., Inc., 7.375%, 2008            $  100,000    $   101,662
Goodman Global Holdings, Inc., 7.875%, 2012               45,000         44,213
Hanson PLC, 6.125%, 2016                                  40,000         40,715
Lafarge S.A., 6.15%, 2011                                160,000        163,768
Masonite Corp., 11%, 2015 (z)                             45,000         41,625
Nortek Holdings, Inc., 8.5%, 2014                         70,000         68,600
Nortek Holdings, Inc., 0% to 2009, 10.75% to 2014        105,000         73,500
Owens Corning, Inc., 6.5%, 2016 (n)                       70,000         71,109
                                                                    -----------
                                                                    $   605,192
                                                                    -----------
BUSINESS SERVICES - 1.0%
Iron Mountain, Inc., 8.625%, 2013                     $   55,000    $    56,788
Iron Mountain, Inc., 7.75%, 2015                          20,000         20,400
Nortel Networks Ltd., 10.75%, 2016 (n)                    45,000         49,219
SunGard Data Systems, Inc., 10.25%, 2015                  95,000        101,413
Xerox Corp., 7.625%, 2013                                125,000        131,250
                                                                    -----------
                                                                    $   359,070
                                                                    -----------
CABLE TV - 1.9%
CCH I Holdings LLC, 11%, 2015                         $  125,000    $   128,281
CCH II Holdings LLC, 10.25%, 2010                         70,000         73,238
CCO Holdings LLC, 8.75%, 2013                             25,000         25,969
CSC Holdings, Inc., 8.125%, 2009                         160,000        165,800
Grupo Televisa S.A., 8.5%, 2032                           64,000         79,609
Mediacom LLC, 9.5%, 2013                                  50,000         51,500
Rogers Cable, Inc., 5.5%, 2014                            79,000         75,539
TCI Communications, Inc., 9.8%, 2012                      81,000         95,515
                                                                    -----------
                                                                    $   695,451
                                                                    -----------
CHEMICALS - 2.2%
BCP Crystal Holdings Corp., 9.625%, 2014              $   68,000    $    75,140
Crystal U.S. Holdings LLC, "B", 0%
to 2009, 10.5% to 2014                                    95,000         81,700
Equistar Chemicals LP, 10.625%, 2011                     100,000        106,500
Innophos, Inc., 8.875%, 2014                              45,000         45,675
Lyondell Chemical Co., 11.125%, 2012                     125,000        134,375
Momentive Performance Materials, Inc.,
11.5%, 2016 (n)                                           80,000         78,400
Mosaic Co., 7.625%, 2016 (n)                              65,000         67,356
Nalco Co., 8.875%, 2013                                   35,000         37,056
Nalco Finance Holdings, Inc, 0% to 2009, 9% to 2014       55,000         44,550
Yara International A.S.A., 5.25%, 2014 (n)               150,000        143,441
                                                                    -----------
                                                                    $   814,193
                                                                    -----------
CONGLOMERATES - 0.0%
Esco Corp., 8.625%, 2013 (z)                          $   15,000    $    15,413
                                                                    -----------
CONSTRUCTION - 0.7%
Lennar Corp., 5.125%, 2010                            $  130,000    $   127,059
Pulte Homes, Inc., 5.25%, 2014                           135,000        129,159
                                                                    -----------
                                                                    $   256,218
                                                                    -----------
CONSUMER GOODS & SERVICES - 1.5%
Fortune Brands, Inc., 5.125%, 2011                    $  107,000    $   104,998
Jarden Corp., 9.75%, 2012                                 35,000         37,013
Service Corp. International, 7%, 2017                     35,000         35,438
Service Corp. International, 7.625%, 2018                 80,000         84,800
Spectrum Brands, Inc., 7.375%, 2015                       20,000         17,300
Visant Holding Corp., 8.75%, 2013                         60,000         61,800
Western Union Co., 5.4%, 2011 (n)                        210,000        207,076
                                                                    -----------
                                                                    $   548,425
                                                                    -----------
CONTAINERS - 1.1%
Berry Plastics Holding Corp., 8.875%, 2014 (n)        $   60,000    $    60,900
Crown Americas LLC, 7.75%, 2015                           70,000         72,625
Graham Packaging Co. LP, 9.875%, 2014                     50,000         50,500
Owens-Brockway Glass Container, Inc., 8.875%, 2009        44,000         44,990
Owens-Brockway Glass Container, Inc., 8.25%, 2013        165,000        170,569
                                                                    -----------
                                                                    $   399,584
                                                                    -----------
DEFENSE ELECTRONICS - 0.9%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)            $  139,000    $   132,403
L-3 Communications Corp., 5.875%, 2015                    25,000         24,125
L-3 Communications Holdings, Inc., 6.125%, 2014          170,000        166,175
                                                                    -----------
                                                                    $   322,703
                                                                    -----------
ELECTRONICS - 0.3%
NXP B.V./NXP Funding LLC, 7.875%, 2014 (n)            $   25,000    $    25,844
Sensata Technologies B.V., 8.25%, 2014 (n)                85,000         81,600
                                                                    -----------
                                                                    $   107,444
                                                                    -----------
EMERGING MARKET QUASI-SOVEREIGN - 2.6%
Gaz Capital S.A., 8.625%, 2034                        $  209,000    $   269,610
Gazprom OAO, 9.625%, 2013 (n)                            110,000        131,725
Gazprom OAO, 9.625%, 2013                                100,000        119,750
Gazprom OAO, 8.625%, 2034 (n)                            109,000        140,065
Pemex Project Funding Master Trust, 8.625%, 2022         133,000        164,388
Petronas Capital Ltd., 7.875%, 2022 (n)                  100,000        123,066
                                                                    -----------
                                                                    $   948,604
                                                                    -----------
EMERGING MARKET SOVEREIGN - 4.6%
Federative Republic of Brazil, 8%, 2018               $   44,000    $    48,928
Federative Republic of Brazil, 7.125%, 2037              120,000        128,940
Federative Republic of Brazil, 11%, 2040                  81,000        107,325
Republic of Argentina, FRN, 5.589%, 2012                 201,000        189,627
Republic of Bulgaria, 8.25%, 2015                         97,000        114,838
Republic of El Salvador, 7.65%, 2035                      52,000         59,020
Republic of Korea, 5.625%, 2025                          118,000        118,126
Republic of Panama, 9.375%, 2029                         136,000        181,560
Republic of Philippines, 9.375%, 2017                     30,000         36,975
Republic of South Africa, 9.125%, 2009                    33,000         35,640
Republic of Venezuela, 7%, 2018                          141,000        145,583
Republic of Venezuela, 7.65%, 2025                       120,000        130,800
United Mexican States, 6.375%, 2013                       58,000         60,987
United Mexican States, 6.625%, 2015                        8,000          8,588
United Mexican States, 8.125%, 2019                      203,000        246,645
United Mexican States, 8.3%, 2031                         45,000         57,533
                                                                    -----------
                                                                    $ 1,671,115
                                                                    -----------
ENERGY - INDEPENDENT - 1.4%
Anadarko Petroleum Corp., 5.95%, 2016                 $   80,000    $    80,167
Chesapeake Energy Corp., 6.375%, 2015                    200,000        198,000
Hilcorp Energy I, 9%, 2016 (n)                            30,000         31,725
Newfield Exploration Co., 6.625%, 2014                    95,000         95,000
Quicksilver Resources, Inc., 7.125%, 2016                 60,000         58,650
Whiting Petroleum Corp., 7%, 2014                         40,000         39,900
                                                                    -----------
                                                                    $   503,442
                                                                    -----------
ENERGY - INTEGRATED - 0.3%
TNK-BP Finance S.A., 7.5%, 2016 (n)                   $   96,000    $   102,120
                                                                    -----------
ENTERTAINMENT - 0.8%
AMC Entertainment, Inc., 9.5%, 2011                   $  101,000    $   101,379
AMC Entertainment, Inc., 11%, 2016                        40,000         44,900
Six Flags, Inc., 8.875%, 2010                             15,000         14,513
Six Flags, Inc., 9.75%, 2013                              49,000         45,999
Time Warner, Inc., 6.5%, 2036                             10,000          9,953
Turner Broadcasting System, Inc., 8.375%, 2013            70,000         78,715
                                                                    -----------
                                                                    $   295,459
                                                                    -----------
FINANCIAL INSTITUTIONS - 2.2%
Allied Capital Corp., 6.625%, 2011                    $  150,000    $   152,532
Countrywide Financial Corp., 6.25%, 2016                 130,000        132,500
General Motors Acceptance Corp., 5.85%, 2009             141,000        140,466
General Motors Acceptance Corp., 6.875%, 2011             25,000         25,642
General Motors Acceptance Corp., 6.75%, 2014             184,000        188,992
ORIX Corp., 5.48%, 2011                                  180,000        179,653
                                                                    -----------
                                                                    $   819,785
                                                                    -----------
FOOD & BEVERAGES - 1.0%
Diageo Capital PLC, 5.5%, 2016                        $  150,000    $   148,095
Dole Foods Co., Inc., 8.875%, 2011                        70,000         68,950
Miller Brewing Co., 5.5%, 2013 (n)                       150,000        148,335
                                                                    -----------
                                                                    $   365,380
                                                                    -----------
FOREST & PAPER PRODUCTS - 1.6%
Buckeye Technologies, Inc., 8%, 2010                  $   15,000    $    15,000
Buckeye Technologies, Inc., 8.5%, 2013                   130,000        137,150
Jefferson Smurfit Corp., 8.25%, 2012                      28,000         27,300
JSG Funding PLC, 7.75%, 2015                      EUR     65,000         86,642
MDP Acquisitions PLC, 9.625%, 2012                    $   95,000        100,700
Millar Western Forest Products Ltd., 7.75%, 2013          50,000         44,875
Stora Enso Oyj, 6.404%, 2016 (n)                         100,000        102,559
Verso Paper Holdings LLC, 9.125%, 2014 (n)                25,000         26,063
Verso Paper Holdings LLC, 11.375%, 2016 (n)               40,000         42,000
                                                                    -----------
                                                                    $   582,289
                                                                    -----------
GAMING & LODGING - 2.6%
Harrah's Entertainment, Inc., 5.75%, 2017             $  155,000    $   129,860
Harrah's Operating Co., Inc., 5.375%, 2013               120,000        105,614
Majestic Star Casino LLC, 9.75%, 2011                     40,000         39,600
MGM Mirage, Inc., 8.375%, 2011                           195,000        202,313
MGM Mirage, Inc., 6.75%, 2013                             40,000         39,100
MGM Mirage, Inc., 6.875%, 2016                            35,000         33,600
Pokagon Gaming Authority, 10.375%, 2014 (n)               25,000         27,375
Scientific Games Corp., 6.25%, 2012                       85,000         83,088
Station Casinos, Inc., 6.5%, 2014                        150,000        133,313
Trump Entertainment Resorts Holdings, Inc.,
8.5%, 2015                                                40,000         39,800
Wimar Opco LLC, 9.625%, 2014 (z)                          35,000         34,650
Wyndham Worldwide Corp., 6%, 2016 (n)                     40,000         39,296
Wynn Las Vegas LLC, 6.625%, 2014                          50,000         49,688
                                                                    -----------
                                                                    $   957,297
                                                                    -----------
INDUSTRIAL - 1.2%
Amsted Industries, Inc., 10.25%, 2011 (z)             $  145,000    $   155,150
Blount, Inc., 8.875%, 2012                                40,000         40,800
Education Management LLC, 8.75%, 2014 (n)                 25,000         25,875
Education Management LLC, 10.25%, 2016 (n)                20,000         21,150
JohnsonDiversey Holdings, Inc., "B", 9.625%, 2012         70,000         73,325
JohnsonDiversey Holdings, Inc., 0% to 2007,
10.67% to 2013                                            37,000         35,705
RBS Global & Rexnord Corp., 9.5%, 2014 (n)                25,000         26,000
Steelcase, Inc., 6.5%, 2011                               61,000         61,963
                                                                    -----------
                                                                    $   439,968
                                                                    -----------
INSURANCE - 1.0%
Allianz AG, 5.5% to 2014, FRN to 2049             EUR    105,000    $   143,674
ING Groep N.V., 5.775% to 2015, FRN to 2049           $  240,000        237,486
                                                                    -----------
                                                                    $   381,160
                                                                    -----------
INSURANCE - PROPERTY & CASUALTY - 0.5%
AXIS Capital Holdings Ltd., 5.75%, 2014               $  180,000    $   178,885
                                                                    -----------
INTERNATIONAL MARKET QUASI-SOVEREIGN - 3.5%
Canada Housing Trust, 4.6%, 2011                  CAD    302,000    $   264,663
Development Bank of Japan, 1.4%, 2012             JPY 20,000,000        168,993
Development Bank of Japan, 1.05%, 2023            JPY 28,000,000        202,071
Japan Finance Corp. for Municipal
Enterprises, 1.55%, 2012                          JPY 10,000,000         84,974
Japan Finance Corp. for Municipal
Enterprises, 2%, 2016                             JPY 40,000,000        346,715
KfW Bankengruppe, FRN, 3.528%, 2007               EUR    156,000        205,795
                                                                    -----------
                                                                    $ 1,273,211
                                                                    -----------
INTERNATIONAL MARKET SOVEREIGN - 9.5%
Commonwealth of Australia, 6.5%, 2013             AUD     41,000    $    33,267
Commonwealth of Australia, 6%, 2017               AUD     40,000         31,864
Federal Republic of Germany, 5.25%, 2010          EUR    140,000        192,599
Federal Republic of Germany, 3.75%, 2015          EUR    101,000        131,429
Federal Republic of Germany, 6.25%, 2030          EUR    148,000        256,322
Government of Canada, 5.5%, 2009                  CAD    110,000         97,698
Government of Canada, 4.5%, 2015                  CAD    195,000        172,321
Government of Canada, 8%, 2023                    CAD     41,000         51,105
Government of Canada, 5.75%, 2033                 CAD     10,000         10,791
Kingdom of Denmark, 4%, 2015                      DKK    310,000         55,189
Kingdom of Netherlands, 3.75%, 2009               EUR    292,000        383,965
Kingdom of Netherlands, 3.75%, 2014               EUR     32,000         41,675
Kingdom of Spain, 5.35%, 2011                     EUR    216,000        302,056
Republic of Austria, 4.65%, 2018                  EUR    267,000        372,064
Republic of France, 4.75%, 2012                   EUR     57,000         78,280
Republic of France, 5%, 2016                      EUR    160,000        228,002
Republic of France, 6%, 2025                      EUR     38,000         62,541
Republic of France, 4.75%, 2035                   EUR    167,000        243,071
Republic of Ireland, 3.25%, 2009                  EUR    126,000        163,961
Republic of Ireland, 4.6%, 2016                   EUR    162,000        224,036
United Kingdom Treasury, 5.75%, 2009              GBP     63,000        125,415
United Kingdom Treasury, 8%, 2015                 GBP     48,000        115,787
United Kingdom Treasury, 8%, 2021                 GBP     16,000         42,243
United Kingdom Treasury, 4.25%, 2036              GBP     33,000         65,112
                                                                    -----------
                                                                    $ 3,480,793
                                                                    -----------
MACHINERY & TOOLS - 0.7%
Case New Holland, Inc., 9.25%, 2011                   $   75,000    $    79,406
Case New Holland, Inc., 7.125%, 2014                      70,000         71,050
Manitowoc Co., Inc., 10.5%, 2012                          59,000         63,351
Terex Corp., 7.375%, 2014                                 50,000         50,750
                                                                    -----------
                                                                    $   264,557
                                                                    -----------
MAJOR BANKS - 1.4%
BNP Paribas, 5.186% to 2015, FRN to 2049 (n)          $  103,000    $    98,888
Royal Bank of Scotland Group PLC, 9.118%, 2049            93,000        103,029
UniCredito Italiano Capital Trust II, 9.2%
to 2010, FRN to 2049 (n)                                 125,000        140,264
Wachovia Capital Trust III, 5.8% to 2011,
FRN to 2049                                              170,000        171,403
                                                                    -----------
                                                                    $   513,584
                                                                    -----------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 3.0%
Cardinal Health, Inc., 5.85%, 2017                    $  135,000    $   134,241
CDRV Investors, Inc., 0% to 2010, 9.625% to 2015          90,000         69,750
DaVita, Inc., 6.625%, 2013                                35,000         35,088
DaVita, Inc., 7.25%, 2015                                 90,000         91,800
HCA, Inc., 6.375%, 2015                                  160,000        135,600
HCA, Inc., 9.25%, 2016 (n)                               175,000        187,469
HealthSouth Corp., 10.75%, 2016 (n)                       80,000         86,100
Omnicare, Inc., 6.875%, 2015                              90,000         88,875
Owens & Minor, Inc., 6.35%, 2016                          70,000         70,283
Psychiatric Solutions, Inc., 7.75%, 2015                  35,000         34,913
Tenet Healthcare Corp., 9.25%, 2015                       40,000         40,000
U.S. Oncology, Inc., 10.75%, 2014                         55,000         60,775
Vanguard Health Holding II, 9%, 2014                      75,000         75,938
                                                                    -----------
                                                                    $ 1,110,832
                                                                    -----------
METALS & MINING - 1.7%
Aleris International, Inc., 10%, 2016 (z)             $   20,000    $    20,200
Arch Western Finance LLC, 6.75%, 2013                    105,000        104,213
FMG Finance Ltd., 10.625%, 2016 (n)                       80,000         85,800
Griffin Coal Mining Co., 9.5%, 2016 (z)                   35,000         36,050
Massey Energy Co., 6.875%, 2013                           75,000         70,500
Peabody Energy Corp., 7.375%, 2016                        20,000         21,300
Peabody Energy Corp., "B", 6.875%, 2013                   90,000         92,250
PNA Group, Inc., 10.75%, 2016 (n)                         35,000         36,181
U.S. Steel Corp., 9.75%, 2010                             67,000         71,271
Vale Overseas Ltd., 6.25%, 2017                          100,000        100,455
                                                                    -----------
                                                                    $   638,220
                                                                    -----------
MORTGAGE BACKED - 4.7%
Fannie Mae, 6%, 2017 - 2034                           $  606,577    $   612,776
Fannie Mae, 5.5%, 2020 - 2035                          1,105,890      1,101,321
                                                                    -----------
                                                                    $ 1,714,097
                                                                    -----------
NATURAL GAS - DISTRIBUTION - 0.1%
AmeriGas Partners LP, 7.125%, 2016                    $   40,000    $    40,000
                                                                    -----------
NATURAL GAS - PIPELINE - 2.4%
Atlas Pipeline Partners, 8.125%, 2015                 $   40,000    $    41,100
CenterPoint Energy Resources Corp., 7.875%, 2013         192,000        213,026
El Paso Energy Corp., 7%, 2011                            60,000         62,250
El Paso Energy Corp., 7.75%, 2013                         90,000         94,163
El Paso Performance-Linked Trust, 7.75%, 2011 (n)        125,000        132,188
Kinder Morgan Finance, 5.35%, 2011                       169,000        164,829
Williams Cos., Inc., 7.125%, 2011                        130,000        135,200
Williams Partners LP, 7.25%, 2017 (z)                     30,000         30,600
                                                                    -----------
                                                                    $   873,356
                                                                    -----------
NETWORK & TELECOM - 2.4%
Cincinnati Bell, Inc., 8.375%, 2014                   $   55,000    $    56,513
Citizens Communications Co., 9.25%, 2011                 178,000        196,913
Citizens Communications Co., 9%, 2031                     75,000         81,375
Deutsche Telekom International Finance B.V.,
8%, 2010                                                  58,000         62,804
Hawaiian Telecom Communications, Inc.,
9.75%, 2013                                               45,000         45,113
Nordic Telephone Co. Holdings, 8.875%, 2016 (n)           55,000         58,850
Qwest Corp., 8.875%, 2012                                 50,000         55,688
Qwest Corp., 7.5%, 2014                                   65,000         68,900
Telecom Italia Capital, 4.875%, 2010                      26,000         25,324
Telefonica Europe B.V., 7.75%, 2010                      120,000        128,885
Time Warner Telecom Holdings, Inc., 9.25%, 2014           60,000         64,125
Windstream Corp., 8.625%, 2016 (n)                        45,000         49,275
                                                                    -----------
                                                                    $   893,765
                                                                    -----------
OIL SERVICES - 0.5%
Basic Energy Services, Inc., 7.125%, 2016             $   60,000    $    59,100
Halliburton Co., 5.5%, 2010                              130,000        129,769
                                                                    -----------
                                                                    $   188,869
                                                                    -----------
OILS - 0.4%
Premcor Refining Group, Inc., 7.5%, 2015              $  140,000    $   146,409
                                                                    -----------
OTHER BANKS & DIVERSIFIED FINANCIALS - 3.0%
Banco do Estado de Sao Paulo S.A., 8.7%, 2049 (n)     $   77,000    $    82,005
Banco Mercantil del Norte S.A., 5.875% to 2009,
FRN to 2014 (n)                                           82,000         82,574
Bosphorus Financial Services Ltd.,
FRN, 7.1738%, 2012 (z)                                   100,000        101,377
Chuo Mitsui Trust & Banking Co., 5.506% to 2015,
FRN to 2049 (n)                                          100,000         95,514
DFS Funding Corp., FRN, 7.36%, 2010 (z)                  114,000        115,425
HSBK Europe B.V., 7.75%, 2013 (n)                        100,000        105,500
Kazkommerts International B.V., 10.125%, 2007             20,000         20,300
Kazkommerts International B.V., 8.5%, 2013                20,000         21,475
Kazkommerts International B.V., 8%, 2015                 100,000        104,000
Mizuho Capital Investment 1 Ltd., 6.686% to 2016,
FRN to 2049 (n)                                           80,000         80,714
Russian Standard Finance S.A., 8.625%, 2011 (n)          101,000        100,621
UBS Preferred Funding Trust V, 6.243% to 2016,
FRN to 2049                                              120,000        124,258
UFJ Finance Aruba AEC, 6.75%, 2013                        70,000         74,702
                                                                    -----------
                                                                    $ 1,108,465
                                                                    -----------
PHARMACEUTICALS - 0.1%
Teva Pharmaceutical Finance LLC, 5.55%, 2016          $   39,000    $    38,135
                                                                    -----------
PRECIOUS METALS & MINERALS - 0.5%
Alrosa Finance S.A., 8.875%, 2014                     $  152,000    $   175,788
                                                                    -----------
PRINTING & PUBLISHING - 2.1%
American Media Operations, Inc., 10.25%, 2009         $   20,000    $    19,375
American Media Operations, Inc., 8.875%, 2011             30,000         27,375
Dex Media East LLC, 9.875%, 2009                         100,000        104,750
Dex Media West LLC, 9.875%, 2013                         142,000        154,780
Idearc, Inc., 8%, 2016 (n)                               265,000        268,975
MediaNews Group, Inc., 6.875%, 2013                      135,000        122,175
R.H. Donnelley Corp., 8.875%, 2016                        65,000         68,250
                                                                    -----------
                                                                    $   765,680
                                                                    -----------
REAL ESTATE - 0.9%
EOP Operating LP, 4.65%, 2010                         $  120,000    $   119,164
Simon Property Group LP, REIT, 6.1%, 2016                190,000        196,950
                                                                    -----------
                                                                    $   316,114
                                                                    -----------
RETAILERS - 0.7%
Couche-Tard, Inc., 7.5%, 2013                         $   90,000    $    92,025
Federated Retail Holdings, Inc., 5.9%, 2016               20,000         19,969
Jean Coutu Group (PJC), Inc., 7.625%, 2012                35,000         36,838
Limited Brands, Inc., 5.25%, 2014                        113,000        107,364
                                                                    -----------
                                                                    $   256,196
                                                                    -----------
SPECIALTY STORES - 0.4%
GSC Holdings Corp., 8%, 2012                          $   70,000    $    73,150
Michaels Stores, Inc., 11.375%, 2016 (n)                  60,000         62,550
Payless ShoeSource, Inc., 8.25%, 2013                     10,000         10,400
                                                                    -----------
                                                                    $   146,100
                                                                    -----------
SUPERMARKETS - 0.3%
Safeway, Inc., 4.95%, 2010                            $   54,000    $    52,980
Safeway, Inc., 6.5%, 2011                                 70,000         72,419
                                                                    -----------
                                                                    $   125,399
                                                                    -----------
SUPRANATIONAL - 0.4%
Central American Bank, 4.875%, 2012 (n)               $  140,000    $   135,104
                                                                    -----------
TELECOMMUNICATIONS - WIRELESS - 1.8%
Alamosa Holdings, Inc., 11%, 2010                     $   84,000    $    90,769
Centennial Communications Corp., 10%, 2013                10,000         10,638
Centennial Communications Corp., 10.125%, 2013            50,000         53,875
Nextel Communications, Inc., 5.95%, 2014                 195,000        189,894
OJSC Vimpel Communications, 8.25%, 2016                  100,000        105,000
Rogers Wireless, Inc., 7.5%, 2015                        110,000        119,350
Rural Cellular Corp., 9.875%, 2010                        75,000         79,781
                                                                    -----------
                                                                    $   649,307
                                                                    -----------
TOBACCO - 0.3%
Reynolds American, Inc., 7.25%, 2012                  $  114,000    $   118,845
                                                                    -----------
TRANSPORTATION - SERVICES - 0.3%
Hertz Corp., 8.875%, 2014 (n)                         $   65,000    $    68,088
Stena AB, 7%, 2016                                        50,000         47,500
                                                                    -----------
                                                                    $   115,588
                                                                    -----------
U.S. GOVERNMENT AGENCIES - 3.5%
Fannie Mae, 4.25%, 2007                               $  400,000    $   396,787
Small Business Administration, 6.35%, 2021               118,498        122,692
Small Business Administration, 4.34%, 2024               172,907        164,815
Small Business Administration, 4.99%, 2024               200,277        197,854
Small Business Administration, 4.625%, 2025               90,604         87,498
Small Business Administration, 4.86%, 2025               227,829        223,259
Small Business Administration, 5.11%, 2025                81,212         80,599
                                                                    -----------
                                                                    $ 1,273,504
                                                                    -----------
U.S. TREASURY OBLIGATIONS - 1.8%
U.S. Treasury Bonds, 5.375%, 2031                     $   51,000    $    54,630
U.S. Treasury Bonds, 4.5%, 2036                           17,000         16,166
U.S. Treasury Notes, 4.875%, 2008                         67,000         66,937
U.S. Treasury Notes, 4.125%, 2015 (f)                     53,000         50,890
U.S. Treasury Notes, 4.5%, 2015                           40,000         39,384
U.S. Treasury Notes, TIPS, 0.875%, 2010                   78,840         74,744
U.S. Treasury Notes, TIPS, 3%, 2012                       89,805         92,418
U.S. Treasury Notes, TIPS, 1.625%, 2015                  282,227        265,646
                                                                    -----------
                                                                    $   660,815
                                                                    -----------
UTILITIES - ELECTRIC POWER - 3.6%
Beaver Valley Funding Corp., 9%, 2017                 $  173,000    $   194,268
Duke Capital Corp., 8%, 2019                              66,000         76,729
Edison Mission Energy, 7.75%, 2016                        75,000         79,500
Empresa Nacional de Electricidad S.A., 8.35%, 2013        13,000         14,745
Enersis S.A., 7.375%, 2014                               177,000        190,491
FirstEnergy Corp., 6.45%, 2011                            94,000         98,024
HQI Transelec Chile S.A., 7.875%, 2011                   130,000        137,984
Mirant North American LLC, 7.375%, 2013                   65,000         65,975
NRG Energy, Inc., 7.375%, 2016                           165,000        165,825
NRG Energy, Inc., 7.375%, 2017                            30,000         30,075
Progress Energy, Inc., 5.625%, 2016                       40,000         39,907
Reliant Resources, Inc., 9.25%, 2010                      75,000         78,750
TXU Corp., 5.55%, 2014                                   150,000        142,401
                                                                    -----------
                                                                    $ 1,314,674
                                                                    -----------
TOTAL BONDS (IDENTIFIED COST, $33,437,241)                          $34,059,695
                                                                    -----------
CONVERTIBLE PREFERRED STOCKS - 0.3%
REAL ESTATE - 0.3%
Mills Corp., "F", 6.75% (Identified Cost, $77,375)           100    $    89,625
                                                                    -----------
CONVERTIBLE BONDS - 0.1%
AUTOMOTIVE - 0.1%
Ford Motor Credit Co., 4.25%, 2036
(Identified Cost, $45,000)                            $   45,000    $    48,094
                                                                    -----------
PREFERRED STOCKS - 0.0%
REAL ESTATE - 0.0%
HRPT Properties Trust, REIT, "B"
(Identified Cost, $7,521)                                    275    $     7,070
                                                                    -----------
SHORT-TERM OBLIGATIONS - 5.0% (y)
Alpine Securitization Corp., 5.3%, due 1/02/07 (t)    $1,467,000    $ 1,466,784
General Electric Capital Corp., 5.29%, due 1/02/07       356,000        355,948
                                                                    -----------
TOTAL SHORT-TERM OBLIGATIONS,
AT AMORTIZED COST AND VALUE                                         $ 1,822,732
                                                                    -----------
TOTAL INVESTMENTS (IDENTIFIED COST, $35,389,869) (k)                $36,027,216
                                                                    -----------
OTHER ASSETS, LESS LIABILITIES - 1.8%                                   664,234
                                                                    -----------
NET ASSETS - 100.0%                                                 $36,691,450
                                                                    -----------

(f) All or a portion of the security has been segregated as collateral for an open futures contract.
(i) Interest only security for which the series receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k) As of December 31, 2006, the series held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $32,773,778 and 90.97% of market value. An independent pricing service provided an evaluated bid for 89.37% of the market value.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $4,845,376, representing 13.2% of net assets.
(t) Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The series holds the following restricted securities:

                                                                   ACQUISITION        ACQUISITION       CURRENT       TOTAL % OF
RESTRICTED SECURITIES                                                 DATE                COST        MARKET VALUE    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Aleris International, Inc., 10%, 2016                               12/13/06            $ 20,000       $   20,200
Amsted Industries, Inc., 10.25%, 2011                                8/08/03             145,000          155,150
Asset Securitization Corp., FRN, 8.3571%, 2029                       1/25/05              73,340           91,935
Bayview Financial Revolving Mortgage Loan Trust,
FRN, 6.15%, 2040                                                     3/01/06             250,000          250,335
Bosphorus Financial Services Ltd., FRN, 7.1738%, 2012                3/08/05             100,000          101,377
CPS Auto Receivables Trust, 2.89%, 2009                              3/27/03              12,169           11,984
DFS Funding Corp., FRN, 7.36%, 2010                                  6/24/05             114,000          115,425
Esco Corp., 8.625%, 2013                                            12/12/06              15,000           15,413
Falcon Franchise Loan LLC, 6.5%, 2014                                7/15/05             216,855          218,330
Falcon Franchise Loan LLC, FRN, 3.8676%, 2025                        1/29/03             106,907           86,933
Griffin Coal Mining Co., 9.5%, 2016                                 11/10/06              35,000           36,050
Masonite Corp., 11%, 2015                                       11/07/06-12/05/06         41,437           41,625
Preferred Term Securities IV Ltd., CDO, FRN, 7.6106%, 2031           9/13/05              57,471           56,775
Prudential Securities Secured Financing Corp., FRN,
7.379%, 2013                                                        12/06/04             189,843          181,222
Salomon Brothers Mortgage Securities, Inc., FRN,
7.0801%, 2032                                                        1/07/05             257,552          245,166
Williams Partners LP, 7.25%, 2017                                   12/06/06              30,000           30,600
Wimar Opco LLC, 9.625%, 2014                                        12/14/06              35,000           34,650
--------------------------------------------------------------------------------------------------------------------------------
Total Restricted Securities                                                                            $1,693,170        4.6%

The following abbreviations are used in this report and are defined:

CDO    Collateralized Debt Obligation
FRN    Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT   Real Estate Investment Trust
TIPS   Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD    Australian Dollar            JPY    Japanese Yen
BRL    Brazilian Real               MXN    Mexican Peso
CAD    Canadian Dollar              NOK    Norwegian Krone
DKK    Danish Krone                 PLN    Polish Zloty
EUR    Euro                         ZAR    South African Rand
GBP    British Pound

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Sales and Purchases in the table below are reported by currency.

                                                                                            NET
                                                                                        UNREALIZED
       CONTRACTS TO                                   IN EXCHANGE      CONTRACTS       APPRECIATION
     DELIVER/RECEIVE            SETTLEMENT DATE           FOR          AT VALUE       (DEPRECIATION)
----------------------------------------------------------------------------------------------------
SALES
         AUD       83,773                2/06/07      $   65,857      $   66,093         $   (236)
         CAD      437,748                2/06/07         383,449         376,208            7,241
         DKK    1,595,376      1/02/07 - 2/15/07         282,525         282,735             (210)
         EUR    1,504,805                1/29/07       1,991,079       1,989,019            2,060
         GBP      255,263                2/26/07         485,745         500,090          (14,345)
         JPY    4,427,624                1/18/07          37,798          37,293              505
         MXN      393,415                1/05/07          36,500          36,413               87
         NOK        2,389                1/08/07             369             383              (14)
                                                      ----------      ----------         --------
                                                      $3,283,322      $3,288,234         $ (4,912)
                                                      ==========      ==========         ========
PURCHASES
         BRL       75,575                1/29/07      $   35,013      $   35,196         $    183
         DKK    1,245,686      1/02/07 - 2/15/07         220,366         220,715              349
         EUR      173,540                2/28/07         228,744         229,671              927
         GBP       74,872                2/28/07         147,230         146,684             (546)
         JPY    8,932,607                1/18/07          76,210          75,237             (973)
         MXN      973,369                1/05/07          88,781          90,092            1,311
         PLN      151,190                1/08/07          53,000          52,065             (935)
         ZAR      247,382                1/08/07          34,048          35,231            1,183
                                                      ----------      ----------         --------
                                                      $  883,392      $  884,891         $  1,499
                                                      ==========      ==========         ========

At December 31, 2006, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $1,396 with Merrill Lynch International.

FUTURES CONTRACTS OUTSTANDING AT 12/31/06:

                                                                                     UNREALIZED
                                                                   EXPIRATION       APPRECIATION
DESCRIPTION                           CONTRACTS        VALUE          DATE         (DEPRECIATION)
-------------------------------------------------------------------------------------------------
U.S. Treasury Bond (Short)                2          $222,875        Mar-07            $4,024
U.S. Treasury Note 5 yr (Short)           1           105,062        Mar-07               786
U.S. Treasury Note 10 yr (Short)          4           429,875        Mar-07             4,611
-------------------------------------------------------------------------------------------------
                                                                                       $9,421

SWAP AGREEMENTS AT 12/31/06

                                                                                                                        UNREALIZED
                            NOTIONAL                                           CASH FLOWS          CASH FLOWS          APPRECIATION
EXPIRATION                   AMOUNT                  COUNTERPARTY              TO RECEIVE            TO PAY           (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS
12/20/12                  USD  150,000      Merrill Lynch Capital Services         (1)         0.3% (fixed rate)         $  (554)
 9/20/10                  USD  120,000      Merrill Lynch International            (2)         0.68% (fixed rate)         (1,365)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         $(1,919)

(1) Series to receive notional amount upon a defined credit default event by Bear Stearns & Co., Inc., 7.625%, 12/07/09.
(2) Series to receive notional amount upon a defined credit default event by Lennar Corp., 5.95%, 3/01/13.

At December 31, 2006, the series had sufficient cash and/or securities to cover any commitments under these derivative contracts.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
-------------------------------------------------------------------------------
Investments, at value (identified cost,
$35,389,869)                                         $36,027,216
Cash                                                       1,646
Receivable for forward foreign currency
exchange contracts                                        14,457
Receivable for daily variation margin on open
futures contracts                                            750
Receivable for investments sold                          228,152
Receivable for series shares sold                         18,446
Interest receivable                                      570,446
Receivable from investment adviser                        21,257
Other assets                                               1,510
-------------------------------------------------------------------------------
Total assets                                                        $36,883,880
-------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for forward foreign currency
exchange contracts                                       $17,870
Payable for forward foreign currency exchange
contracts subject to master netting agreements             1,396
Payable for investments purchased                         43,351
Payable for series shares reacquired                      11,871
Unrealized depreciation on credit default swaps            1,919
Payable to affiliates
  Management fee                                           2,814
  Shareholder servicing costs                                251
  Distribution fees                                          183
  Administrative services fee                                192
Accrued expenses and other liabilities                   112,583
-------------------------------------------------------------------------------
Total liabilities                                                      $192,430
-------------------------------------------------------------------------------
Net assets                                                          $36,691,450
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF
-------------------------------------------------------------------------------
Paid-in capital                                      $34,662,144
Unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                        643,301
Accumulated distributions in excess of net
realized gain on investments and foreign
currency transactions                                   (347,436)
Undistributed net investment income                    1,733,441
-------------------------------------------------------------------------------
Net assets                                                          $36,691,450
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding                             3,445,280
-------------------------------------------------------------------------------
Initial Class shares
  Net assets                                         $30,007,691
  Shares outstanding                                   2,811,188
-------------------------------------------------------------------------------
  Net asset value per share                                              $10.67
-------------------------------------------------------------------------------
Service Class shares
  Net assets                                          $6,683,759
  Shares outstanding                                     634,092
-------------------------------------------------------------------------------
  Net asset value per share                                              $10.54
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06
NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
Income
  Interest                                                                       $2,271,329
  Dividends                                                                           9,528
------------------------------------------------------------------------------------------------------------
Total investment income                                                                           $2,280,857
------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                   $271,662
  Distribution fees                                                                  15,492
  Shareholder servicing costs                                                        13,210
  Administrative services fee                                                        16,696
  Independent trustees' compensation                                                  1,753
  Custodian fee                                                                     105,747
  Shareholder communications                                                         29,086
  Auditing fees                                                                      47,725
  Legal fees                                                                          1,052
  Miscellaneous                                                                       5,314
------------------------------------------------------------------------------------------------------------
Total expenses                                                                                      $507,737
------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                               (4,405)
  Reduction of expenses by investment adviser                                      (173,916)
------------------------------------------------------------------------------------------------------------
Net expenses                                                                                        $329,416
------------------------------------------------------------------------------------------------------------
Net investment income                                                                             $1,951,441
------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                          $118,683
  Futures contracts                                                                 (25,043)
  Swap transactions                                                                    (865)
  Foreign currency transactions                                                    (286,987)
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                          $(194,212)
------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                      $558,666
  Futures contracts                                                                   9,421
  Swap transactions                                                                  (1,893)
  Translation of assets and liabilities in foreign currencies                       (22,369)
------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                          $543,825
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                         $349,613
------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                              $2,301,054
------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                               2006              2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income                                                            $1,951,441        $1,994,664
Net realized gain (loss) on investments and foreign currency transactions          (194,212)          485,040
Net unrealized gain (loss) on investments and foreign currency translation          543,825        (1,792,020)
-------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                             $2,301,054          $687,684
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
From net investment income
  Initial Class                                                                 $(1,694,336)      $(2,203,761)
  Service Class                                                                    (300,511)         (361,504)
From net realized gain on investments and foreign currency transactions
  Initial Class                                                                    (226,565)         (115,412)
  Service Class                                                                     (42,075)          (19,697)
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                    $(2,263,487)      $(2,700,374)
-------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                             $(1,860,254)       $2,326,808
-------------------------------------------------------------------------------------------------------------
Total change in net assets                                                      $(1,822,687)         $314,118
-------------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------------
At beginning of period                                                           38,514,137        38,200,019
At end of period (including undistributed net investment
income of $1,733,441 and $1,882,137, respectively)                              $36,691,450       $38,514,137
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past
5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                           YEARS ENDED 12/31
                                                        -------------------------------------------------------
                                                           2006        2005        2004        2003        2002
Net asset value, beginning of period                     $10.64      $11.25      $11.02      $10.53      $10.09
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment income (d)                                 $0.57       $0.56       $0.59       $0.55       $0.50
Net realized and unrealized gain (loss)
on investments and foreign currency                        0.11       (0.37)       0.22        0.51        0.32
---------------------------------------------------------------------------------------------------------------
Total from investment operations                          $0.68       $0.19       $0.81       $1.06       $0.82
---------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
From net investment income                               $(0.57)     $(0.76)     $(0.58)     $(0.57)     $(0.38)
From net realized gain on investments
and foreign currency transactions                         (0.08)      (0.04)         --          --          --
---------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders             $(0.65)     $(0.80)     $(0.58)     $(0.57)     $(0.38)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $10.67      $10.64      $11.25      $11.02      $10.53
---------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                 6.67        1.89        7.73       10.38        8.40
---------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     1.36        1.25        1.08        1.11        1.10
Expenses after expense reductions (f)                      0.88        0.90        0.90        0.90        0.90
Net investment income                                      5.43        5.24        5.41        5.16        4.85
Portfolio turnover                                           66          64          69         146         249
Net assets at end of period (000 Omitted)               $30,008     $32,323     $33,700     $35,888     $37,505
---------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                            YEARS ENDED 12/31
                                                        -------------------------------------------------------
                                                           2006        2005        2004        2003        2002
Net asset value, beginning of period                     $10.52      $11.13      $10.91      $10.45      $10.03
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment income (d)                                 $0.53       $0.53       $0.57       $0.52       $0.44
Net realized and unrealized gain (loss)
on investments and foreign currency                        0.11       (0.37)       0.21        0.50        0.36
---------------------------------------------------------------------------------------------------------------
Total from investment operations                          $0.64       $0.16       $0.78       $1.02       $0.80
---------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
From net investment income                               $(0.54)     $(0.73)     $(0.56)     $(0.56)     $(0.38)
From net realized gain on investments
and foreign currency transactions                         (0.08)      (0.04)         --          --          --
---------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders             $(0.62)     $(0.77)     $(0.56)     $(0.56)     $(0.38)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $10.54      $10.52      $11.13      $10.91      $10.45
---------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                 6.39        1.62        7.54       10.10        8.19
---------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     1.62        1.50        1.32        1.36        1.35
Expenses after expense reductions (f)                      1.13        1.15        1.14        1.15        1.15
Net investment income                                      5.18        4.99        5.01        4.86        4.50
Portfolio turnover                                           66          64          69         146         249
Net assets at end of period (000 Omitted)                $6,684      $6,191      $4,500      $9,106      $3,390
---------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Strategic Income Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 32 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Swaps are generally valued at a broker-dealer bid quotation. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INFLATION-ADJUSTED DEBT SECURITIES - The series invests in inflation-adjusted debt securities issued by the U.S. Treasury. The series may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted by references to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security's original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DERIVATIVE RISK - The series may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the series uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include futures contracts, forward foreign currency exchange contracts, and swap agreements.

FUTURES CONTRACTS - The series may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. Upon entering into such contracts, the series bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non- hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SWAP AGREEMENTS - The series may enter into swap agreements. A swap is an exchange of cash payments between the series and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the series' custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the series with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

CREDIT DEFAULT SWAPS - In a credit default swap, one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The series may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, foreign currency transactions, and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

                                              12/31/06        12/31/05

           Ordinary income (including
           any short-term capital gains)    $2,069,695      $2,565,265
           Long-term capital gain              193,792         135,109
           -----------------------------------------------------------
           Total distributions              $2,263,487      $2,700,374

The federal tax cost and the tax basis components of distributable earnings were as follows:

           AS OF 12/31/06

           Cost of investments                             $35,528,892
           -----------------------------------------------------------
           Gross appreciation                                 $896,927
           Gross depreciation                                 (398,603)
           -----------------------------------------------------------
           Net unrealized appreciation (depreciation)         $498,324
           Undistributed ordinary income                     1,816,084
           Capital loss carryforwards                         (198,631)
           Other temporary differences                         (86,471)

As of December 31, 2006, the series had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

           12/31/14                $(198,631)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the series. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. At the commencement of the period, the investment adviser had agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1.0 billion. Effective August 1, 2006, the investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1.0 billion of average daily net assets and 0.65% of average daily net assets in excess of $1.0 billion. This written agreement may be rescinded only upon consent of the series' Board of Trustees. This management fee reduction amounted to $7,454, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.73% of the series' average daily net assets.

The investment adviser has agreed in writing to pay a portion of the series' operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that operating expenses do not exceed 0.15% annually of the series' average daily net assets. This written agreement will continue through April 30, 2007 unless changed or rescinded by the series' Board of Trustees. For the year ended December 31, 2006, this reduction amounted to $166,259 and is reflected as a reduction of total expenses in the Statement of Operations.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $12,678, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $253. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0461% of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $290. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $203, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES            SALES

U.S. government securities                             $370,453       $1,745,924
--------------------------------------------------------------------------------
Investments (non-U.S. government securities)        $22,509,878      $24,572,435
--------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                        YEAR ENDED 12/31/06            YEAR ENDED 12/31/05
                                                                      SHARES          AMOUNT         SHARES         AMOUNT
Shares sold
  Initial Class                                                        474,640       $4,972,122      564,180      $6,065,128
  Service Class                                                        130,693        1,339,359      222,027       2,383,290
----------------------------------------------------------------------------------------------------------------------------
                                                                       605,333       $6,311,481      786,207      $8,448,418

Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                        190,377       $1,920,901      224,075      $2,319,173
  Service Class                                                         34,327          342,586       37,191         381,201
----------------------------------------------------------------------------------------------------------------------------
                                                                       224,704       $2,263,487      261,266      $2,700,374

Shares reacquired
  Initial Class                                                       (890,950)     $(9,196,295)    (745,845)    $(8,030,315)
  Service Class                                                       (119,503)      (1,238,927)     (75,102)       (791,669)
----------------------------------------------------------------------------------------------------------------------------
                                                                    (1,010,453)    $(10,435,222)    (820,947)    $(8,821,984)

Net change
  Initial Class                                                       (225,933)     $(2,303,272)      42,410        $353,986
  Service Class                                                         45,517          443,018      184,116       1,972,822
----------------------------------------------------------------------------------------------------------------------------
                                                                      (180,416)     $(1,860,254)     226,526      $2,326,808

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $222 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Strategic Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Strategic Income Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Strategic Income Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   --------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)          Trustee                   February 2004      Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)            Trustee                   February 2004      Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of      February 1992      Private investor; Eastern Enterprises (diversified
(born 5/01/36)                Trustees                                     services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)           Trustee                   January 2006       Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.        Trustee                   August 1993        Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning              Trustee                   January 2004       Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow              Trustee                   December 1993      Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty               Trustee                   December 2004      Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera            Trustee                   July 1981          Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt              Trustee                   August 1993        Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen             Trustee                   March 2005         Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                 Trustee                   January 2006       Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)             President                 November 2005      Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)             Treasurer                 September 2005     Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)      Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 1/18/74)                Assistant Clerk                              and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)             Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Special
(born 11/21/63)               Assistant Clerk                              Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)         Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)           Assistant Secretary and   September 2005     Massachusetts Financial Services Company, Vice President
(born 7/10/68)                Assistant Clerk                              and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)            Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)        Assistant Secretary and   June 2006          Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                Assistant Clerk                              President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)             Assistant Treasurer       April 1997         Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)            Assistant Secretary and   May 2005           Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                Assistant Clerk                              President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)           Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 11/05/70)               Assistant Clerk                              and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)           Secretary and Clerk       January 2006       Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino            Independent Chief         June 2004          Tarantino LLC (provider of compliance services),
(born 3/07/44)                Compliance Officer                           Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)              Assistant Treasurer       September 1990     Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid
    Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow,
Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the
Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                                   CUSTODIAN
Massachusetts Financial Services Company                             State Street Bank and Trust Company
500 Boylston Street, Boston, MA                                      225 Franklin Street, Boston, MA 02110
02116-3741
                                                                     INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                                          ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                          Deloitte & Touche LLP
500 Boylston Street, Boston, MA                                      200 Berkeley Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGERS
James J. Calmas
John Addeo
Robert D. Persons
Matthew W. Ryan
Erik S. Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the ongoing substandard investment performance of the Series. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS' efforts to improve the Series' performance, including the recent restructuring of responsibilities among MFS' senior investment management executives and the addition of five new portfolio managers in 2005 (including one with oversight responsibilities) and the departure of one portfolio manager in 2005. In addition, the Trustees requested that they receive a separate update on the Series' performance at each of their meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Series.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on assets over $1 billion, which may not be changed without the Trustees' approval, and that MFS currently observes an expense limitation for the Series. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate (taking into account the expense limitation) was lower than the Lipper expense group median, and the Series' total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is currently subject to a breakpoint as a result of the advisory fee waiver described above. They also considered that MFS proposed to reduce the Series' annual advisory fee rate on net assets up to $1 billion by 0.05%, effective August 1, 2006. Based on these considerations, the Trustees concluded that the Series' advisory fee rate schedule, as modified, was sufficient to allow the Series to benefit from economies of scale as assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The series designates $193,792 as capital gain dividends paid during the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) UTILITIES SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                      MFS(R) VARIABLE INSURANCE TRUST(SM)
                                 ANNUAL REPORT

                                                                       12/31/06
                                                                        VUF-ANN

MFS(R) UTILITIES SERIES

TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
EXPENSE TABLE                                                6
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     7
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        10
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               15
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     20
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       21
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               24
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       27
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              27
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     27
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       28
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER

-------------------------------------------------------------------------------

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (i)

              Common Stocks                              92.1%
              Convertible Preferred Stocks                1.9%
              Convertible Bonds                           0.4%
              Bonds                                       1.2%
              Cash & Other Net Assets                     4.4%

              TOP TEN HOLDINGS

              NRG Energy, Inc.                            4.9%
              ------------------------------------------------
              Williams Cos., Inc.                         3.4%
              ------------------------------------------------
              Edison Internationa                        l3.1%
              ------------------------------------------------
              FPL Group, Inc.                             3.0%
              ------------------------------------------------
              AT&T, Inc.                                  2.9%
              ------------------------------------------------
              Constellation Energy Group, Inc.            2.8%
              ------------------------------------------------
              Equitable Resources, Inc.                   2.7%
              ------------------------------------------------
              E.ON AG                                     2.6%
              ------------------------------------------------
              Public Service Enterprise Group, Inc.       2.6%
              ------------------------------------------------
              Entergy Corp.                               2.5%
              ------------------------------------------------

              TOP FIVE INDUSTRIES

              Utilities - Electric Power                 49.9%
              ------------------------------------------------
              Telephone Services                         14.9%
              ------------------------------------------------
              Telecommunications - Wireless               6.4%
              ------------------------------------------------
              Natural Gas - Pipeline                      5.8%
              ------------------------------------------------
              Natural Gas - Distribution                  5.7%
              ------------------------------------------------

              COUNTRY WEIGHTINGS (i)

              United States                              67.9%
              ------------------------------------------------
              Spain                                       4.4%
              ------------------------------------------------
              Canada                                      4.3%
              ------------------------------------------------
              Germany                                     4.1%
              ------------------------------------------------
              France                                      3.3%
              ------------------------------------------------
              Brazil                                      3.1%
              ------------------------------------------------
              United Kingdom                              2.2%
              ------------------------------------------------
              Mexico                                      2.1%
              ------------------------------------------------
              Norway                                      1.4%
              ------------------------------------------------
              Other Countries                             7.2%
              ------------------------------------------------

(i) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/06.
The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS Utilities Series provided a total return of 31.26%, while Service Class shares provided a total return of 30.96%. These compare with a return of 20.99% for the series' benchmark, the Standard & Poor's 500 Utilities Index.

CONTRIBUTORS TO PERFORMANCE

Strong stock selection in the electric power industry contributed to the portfolio's relative performance for the period. Our positions in electric generators International Power(c) (United Kingdom) and RWE(c) (Germany) were among the portfolio's top contributors. Both companies benefited from an increasingly higher pricing environment for electric power in Europe. Additionally, not owning electric utility provider Southern Company and underweighting TXU Public Service Enterprise Group, and Dominion Resources aided relative performance as the returns of all four stocks lagged overall benchmark returns.

Several holdings within the telephone services industry, which is not represented in the benchmark, boosted relative performance. These included communications companies Telenor(c) (Norway) and AT&T(c).

Elsewhere, wireless communications company America Movil(c) and cable services provider Comcast(c) were top contributors.

The portfolio's currency exposure was a contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

DETRACTORS FROM PERFORMANCE

During the reporting period, wireless service provider Sprint Nextel(c) was the top detractor from relative results. Shares of Sprint Nextel struggled after the company lowered its wireless subscriber guidance for 2006.

Although overall stock selection in the electric power industry contributed to relative returns, not owning PG&E and underweighting strong-performing benchmark constituents, Entergy and Allegheny Energy(g), detracted from results.

The portfolio's cash position was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Robert D. Persons                       Maura A. Shaughnessy
Portfolio Manager                       Portfolio Manager

(c) Security is not a benchmark constituent.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                      MFS Utilities Series --        Standard & Poor's
                           Initial Class            500 Utilities Index
          12/96              $10,000                     $10,000
          12/97               13,170                      12,465
          12/98               15,549                      14,315
          12/99               20,339                      13,001
          12/00               21,776                      20,435
          12/01               16,505                      14,215
          12/02               12,749                       9,951
          12/03               17,326                      12,564
          12/04               22,558                      15,615
          12/05               26,356                      18,245
          12/06               34,596                      22,074

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr        5-yr       10-yr
----------------------------------------------------------------------------
     Initial              1/03/95             31.26%      15.95%      13.21%
----------------------------------------------------------------------------
     Service              5/01/00             30.96%      15.69%      13.05%
----------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
----------------------------------------------------------------------------
Standard & Poor's 500 Utilities Index (f)     20.99%       9.20%       8.24%
----------------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.

INDEX DEFINITION

Standard & Poor's 500 Utilities Index - a capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006.

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    7/01/06-
Class                       Ratio       7/01/06        12/31/06       12/31/06
--------------------------------------------------------------------------------
         Actual             0.86%     $1,000.00      $1,210.50         $4.79
Initial  -----------------------------------------------------------------------
 Class   Hypothetical(h)    0.86%     $1,000.00      $1,020.87         $4.38
--------------------------------------------------------------------------------
         Actual             1.11%     $1,000.00      $1,209.30         $6.18
Service  -----------------------------------------------------------------------
 Class   Hypothetical(h)    1.11%     $1,000.00      $1,019.61         $5.65
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                  SHARES/PAR           VALUE ($)
COMMON STOCKS - 92.1%
BROADCASTING - 3.7%
Citadel Broadcasting Corp. (l)              674,000              $    6,713,040
Grupo Televisa S.A., ADR                    764,200                  20,641,042
News Corp., "A"                             937,300                  20,133,204
R.H. Donnelley Corp. (l)                     66,700                   4,184,091
Time Warner, Inc.                            82,700                   1,801,206
Viacom, Inc., "B" (a)                       248,510                  10,196,365
                                                                 --------------
                                                                 $   63,668,948
                                                                 --------------
CABLE TV - 0.3%
Comcast Corp., "Special A" (a)              117,500              $    4,920,900
Net Servicos de Comuicacao S.A., IPS (a)    105,400                   1,198,154
                                                                 --------------
                                                                 $    6,119,054
                                                                 --------------
ELECTRICAL EQUIPMENT - 0.2%
Solarfun Power Holdings Co. Ltd.,
ADR (a)                                     147,080              $    1,719,365
Trina Solar Ltd., ADR (a)                    88,440                   1,671,516
                                                                 --------------
                                                                 $    3,390,881
                                                                 --------------
ENERGY - INDEPENDENT - 2.6%
Apache Corp.                                121,000              $    8,047,710
CONSOL Energy, Inc.                         305,400                   9,812,502
Devon Energy Corp.                           61,100                   4,098,588
Talisman Energy, Inc.                       844,600                  14,355,807
Venoco, Inc. (a)                            398,470                   6,997,133
XTO Energy, Inc.                             34,300                   1,613,815
                                                                 --------------
                                                                 $   44,925,555
                                                                 --------------
ENERGY - INTEGRATED - 0.9%
Hess Corp.                                  133,500              $    6,617,595
TOTAL S.A                                   117,200                   8,452,975
                                                                 --------------
                                                                 $   15,070,570
                                                                 --------------
ENGINEERING - CONSTRUCTION - 0.6%
Bouygues S.A                                110,700              $    7,104,667
China Communications Construction
Co. Ltd., (a)                             2,828,000                   2,792,278
                                                                 --------------
                                                                 $    9,896,945
                                                                 --------------
METALS & MINING - 0.2%
China Coal Energy (a)                     5,326,000              $    3,457,886
                                                                 --------------
NATURAL GAS - DISTRIBUTION - 5.7%
AGL Resources, Inc.                         717,210              $   27,906,641
Energen Corp.                                36,100                   1,694,534
Equitable Resources, Inc. (l)             1,113,600                  46,492,800
Gaz de France                               213,400                   9,814,971
Questar Corp.                               130,370                  10,827,229
                                                                 --------------
                                                                 $   96,736,175
                                                                 --------------
NATURAL GAS - PIPELINE - 5.2%
Enagas S.A                                1,282,900              $   29,832,561
Gazprom OAO, ADR                             17,100                     786,600
Williams Cos., Inc.                       2,210,065                  57,726,898
                                                                 --------------
                                                                 $   88,346,059
                                                                 --------------
OIL SERVICES - 3.7%
ENSCO International, Inc.                   131,700              $    6,592,902
GlobalSantaFe Corp. (l)                     482,100                  28,337,838
Noble Corp.                                 233,200                  17,758,180
Schlumberger Ltd.                            60,700                   3,833,812
Transocean, Inc. (a)                         72,600                   5,872,614
                                                                 --------------
                                                                 $   62,395,346
                                                                 --------------
TELECOMMUNICATIONS - WIRELESS - 6.4%
America Movil S.A. de C.V., "L",
ADR                                         346,500              $   15,668,730
Dobson Communications Corp. (a)           2,445,870                  21,303,528
Hutchison Telecommunications
International Ltd. (a)                    3,601,000                   9,073,969
KDDI Corp.                                      124                     840,590
Rogers Communications, Inc., "B"            447,400                  13,327,135
Tim Participacoes S.A., ADR                 343,000                  11,874,660
Turkcell Iletisim Hizmetleri A.S            175,600                     885,993
Turkcell Iletisim Hizmetleri A.S.,
ADR (l)                                     813,400                  10,883,292
Vimpel-Communications, ADR (a)(l)           120,200                   9,489,790
Vodafone Group PLC                        5,456,600                  15,122,518
                                                                 --------------
                                                                 $  108,470,205
                                                                 --------------
TELEPHONE SERVICES - 14.9%
AT&T, Inc. (l)                            1,398,100              $   49,982,075
Embarq Corp.                                162,500                   8,541,000
France Telecom S.A                          623,470                  17,238,180
Neuf Cegetel (a)                            118,020                   4,189,862
Orascom Telecom Holding (S.A.E), GDR         46,000                   3,036,000
Philippine Long Distance Telephone Co.       34,900                   1,815,483
Qwest Communications
International, Inc. (a)(l)                1,310,300                  10,967,211
Singapore Telecommunications Ltd.         6,002,000                  12,835,154
Sprint Nextel Corp.                          86,600                   1,635,874
Telecom Argentina S.A., ADR (a)             253,300                   5,068,533
Telefonica S.A                              890,500                  18,944,833
Telekom Austria AG                          119,400                   3,198,838
Telenor A.S.A                             1,287,300                  24,215,032
TELUS Corp. (non-voting shares)             913,060                  40,781,622
Verizon Communications, Inc.                480,700                  17,901,268
Windstream Corp.                          2,308,008                  32,819,874
                                                                 --------------
                                                                 $  253,170,839
                                                                 --------------
UTILITIES - ELECTRIC POWER - 47.7%
AES Corp. (a)                               719,200              $   15,851,168
AES Tiete S.A., IPS                     403,746,900                  11,781,467
American Electric Power Co., Inc.           824,600                  35,111,468
Centerpoint Energy, Inc. (l)                596,900                   9,896,602
CEZ AS                                      351,200                  16,194,982
CMS Energy Corp. (a)                      1,788,700                  29,871,290
Constellation Energy Group, Inc.            689,350                  47,475,534
CPFL Energia S.A., ADR (l)                  279,980                  11,473,580
Dominion Resources, Inc. (l)                 81,200                   6,807,808
DPL, Inc. (l)                               540,000                  15,001,200
Duke Energy Corp.                           914,000                  30,353,940
Dynegy Holdings, Inc. (a)                 2,542,942                  18,410,900
E.ON AG                                     329,100                  44,662,141
Edf Energies Nouvelles (a)                   31,700                   1,678,046
Edison International                      1,160,200                  52,765,896
Eletropaulo Metropolitana S.A.,
IPS (a)                                 286,160,000                  14,609,574
Endesa S.A                                  216,900                  10,256,476
Enel S.p.A                                1,366,870                  14,097,692
Energias do Brasil S.A                       56,000                     865,574
Enersis S.A., ADR                           952,000                  15,232,000
Entergy Corp.                                72,460                   6,689,507
Entergy Corp.                               726,620                  43,219,358
Equatorial Energia S.A., IEU (a)            187,700                   1,657,211
Exelon Corp.                                236,200                  14,618,418
FirstEnergy Corp.                           704,400                  42,475,320
Fortum Corp.                                219,900                   6,256,995
FPL Group, Inc. (l)                         929,700                  50,594,274
Iberdrola S.A                                57,900                   2,530,817
International Power PLC                   2,926,300                  21,879,805
Mirant Corp. (a)                          1,067,100                  33,688,347
NRG Energy, Inc. (a)(l)                   1,480,400                  82,917,204
Pepco Holdings, Inc.                         63,600                   1,654,236
Portland General Electric Co. (l)            29,600                     806,600
Public Service Enterprise Group,
Inc. (l)                                    655,200                  43,492,176
Red Electrica de Espana S.A                 297,400                  12,752,123
RWE AG                                      220,600                  24,309,935
TXU Corp.                                   249,020                  13,499,374
Veolia Environment                           96,460                   7,434,503
                                                                 --------------
                                                                 $  812,873,541
                                                                 --------------
TOTAL COMMON STOCKS
(IDENTIFIED COST, $1,281,888,587)                                $1,568,522,004
                                                                 --------------
BONDS - 1.2%
ASSET BACKED & SECURITIZED - 0.0%
Falcon Franchise Loan LLC, FRN,
2.7292%, 2023 (n)(i)                   $    549,188              $       60,081
                                                                 --------------
CABLE TV - 0.3%
Rogers Cable, Inc., 5.5%, 2014         $  5,710,000              $    5,459,845
                                                                 --------------
UTILITIES - ELECTRIC POWER - 0.9%
Beaver Valley Funding Corp., 9%, 2017  $    737,000              $      827,644
Empresa Nacional de Electricidad
S.A., 8.35%, 2013                         3,228,000                   3,661,382
Mirant North American LLC,
7.375%, 2013                              5,700,000                   5,785,500
TXU Eastern Funding Co.,
6.75%, 2009 (d)                              16,000                         960
TXU Energy Co., 7%, 2013                  4,555,000                   4,766,161
                                                                 --------------
                                                                 $   15,041,647
                                                                 --------------
TOTAL BONDS
(IDENTIFIED COST, $20,460,823)                                   $   20,561,573
                                                                 --------------
CONVERTIBLE PREFERRED STOCKS - 1.9%
NATURAL GAS - PIPELINE - 0.6%
El Paso Corp., 4.99% (n)                      8,200              $   10,865,000
                                                                 --------------
UTILITIES - ELECTRIC POWER - 1.3%
NRG Energy, Inc., 5.75%                      79,300              $   21,381,263
                                                                 --------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(IDENTIFIED COST, $28,618,675)                                   $   32,246,263
                                                                 --------------
CONVERTIBLE BONDS - 0.4%
CABLE TV - 0.3%
EchoStar Communications Corp.,
5.75%, 2008                            $  4,640,000              $    4,727,000
                                                                 --------------
OIL SERVICES - 0.1%
Transocean, Inc., 1.5%, 2021           $  2,020,000              $    2,360,875
                                                                 --------------
TOTAL CONVERTIBLE BONDS
(IDENTIFIED COST, $6,878,219)                                    $    7,087,875
                                                                 --------------
SHORT-TERM OBLIGATIONS - 0.5%
ConocoPhillips, 5.38%, due
1/02/07, at Amortized Cost and
Value (y)                              $  8,535,000              $    8,533,724
                                                                 --------------
COLLATERAL FOR SECURITIES LOANED - 5.2%
Navigator Securities Lending Prime
Portfolio, at Cost and Net Asset
Value                                    87,756,150              $   87,756,150
                                                                 --------------
REPURCHASE AGREEMENTS - 3.4%
Merrill Lynch, 5.32%, dated
12/29/06, due 1/02/07, total to be
received $58,785,728 (secured by
various U.S. Treasury and Federal
Agency obligations and Mortgage
Backed securities in a jointly
traded account), at Cost               $ 58,751,000              $   58,751,000
                                                                 --------------
TOTAL INVESTMENTS
(IDENTIFIED COST, $1,492,887,178) (k)                            $1,783,458,589
                                                                 --------------
OTHER ASSETS,
LESS LIABILITIES - (4.7)%                                           (80,033,242)
                                                                 --------------
NET ASSETS - 100.0%                                              $1,703,425,347
                                                                 --------------

(a) Non-income producing security.
(d) Non-income producing security - in default.
(i) Interest only security for which the series receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k) As of December 31, 2006, the series held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $38,454,367 and 2.16% of market value. All of these security values were provided by an independent pricing service using an evaluated bid.
(l) All or a portion of this security is on loan.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $10,925,081 representing 0.6% of net assets.
(y) The rate shown represents an annualized yield at time of purchase.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Sales and Purchases in the table below are reported by currency.

                                                                                                         NET UNREALIZED
              CONTRACTS TO                      SETTLEMENT        IN EXCHANGE           CONTRACTS         APPRECIATION
            DELIVER/RECEIVE                        DATE               FOR                AT VALUE        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
SALES
      EUR           100,464,114                    1/29/07       $132,883,056        $132,791,300           $  91,756
      GBP            13,075,602          2/26/07 - 2/28/07         25,091,439          25,616,655            (525,216)
                                                                 ------------        ------------           ---------
                                                                 $157,974,495        $158,407,955           $(433,460)
                                                                 ------------        ------------           ---------
PURCHASES
      EUR             3,357,631                     1/29/07        $4,433,194          $4,438,044           $   4,850
      GBP             3,908,542           2/26/07 - 2/28/07         7,599,348           7,657,313              57,965
                                                                 ------------        ------------           ---------
                                                                 $ 12,032,542         $12,095,357           $  62,815
                                                                 ------------        ------------           ---------

At December 31, 2006, the series had sufficient cash and/or securities to cover any commitments under these derivative contracts.

The following abbreviations are used in this report and are defined:

ADR    American Depository Receipt
FRN    Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
GDR    Global Depository Receipt
IEU    International Equity Unit
IPS    International Preference Stock

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S.
dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR    Euro
GBP    British Pound

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
--------------------------------------------------------------------------------
Investments, at value, including $85,449,560
of securities on loan (identified cost,
$1,492,887,178)                                 $1,783,458,589
Cash                                                   495,436
Foreign currency, at value (identified
cost, $4,912,750)                                    4,932,255
Receivable for forward foreign currency
exchange contracts                                     261,962
Receivable for investments sold                     26,522,001
Receivable for series shares sold                    2,538,930
Interest and dividends receivable                    2,792,292
Other assets                                            35,264
--------------------------------------------------------------------------------
Total assets                                                     $1,821,036,729
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for forward foreign currency
exchange contracts                                    $632,607
Payable for investments purchased                   26,587,483
Payable for series shares reacquired                 2,135,036
Collateral for securities loaned, at value          87,756,150
Payable to affiliates
  Management fee                                       136,346
  Shareholder servicing costs                            7,087
  Distribution fees                                     27,199
  Administrative services fee                            3,304
Accrued expenses and other liabilities                 326,170
--------------------------------------------------------------------------------
Total liabilities                                                  $117,611,382
--------------------------------------------------------------------------------
Net assets                                                       $1,703,425,347
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in capital                                 $1,255,084,389
Unrealized appreciation (depreciation) on
investments and translation of assets
and liabilities in foreign currencies              290,193,908
Accumulated net realized gain (loss) on
investments and foreign currency
transactions                                       139,929,851
Undistributed net investment income                 18,217,199
--------------------------------------------------------------------------------
Net assets                                                       $1,703,425,347
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding                            58,502,539
--------------------------------------------------------------------------------
Initial Class shares:
  Nets assets                                     $710,340,515
  Shares outstanding                                24,267,657
--------------------------------------------------------------------------------
  Net asset value per share                                              $29.27
--------------------------------------------------------------------------------
Service Class shares:
  Nets assets                                     $993,084,832
  Shares outstanding                                34,234,882
--------------------------------------------------------------------------------
  Net asset value per share                                              $29.01
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06
NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------
Income
  Dividends                                                                         $38,230,411
  Interest                                                                            4,289,751
  Foreign taxes withheld                                                             (1,477,823)
-------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                 $41,042,339
-------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                     $9,642,992
  Distribution fees                                                                   1,843,777
  Shareholder servicing costs                                                           456,188
  Administrative services fee                                                           217,919
  Independent trustees' compensation                                                     30,882
  Custodian fee                                                                         446,706
  Shareholder communications                                                            157,411
  Auditing fees                                                                          39,989
  Legal fees                                                                             33,404
  Miscellaneous                                                                         148,484
-------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                          $13,017,752
-------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                 (116,264)
  Reduction of expenses by investment adviser                                          (149,532)
-------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                            $12,751,956
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                   $28,290,383
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions (net of $1,231 country tax)                              $140,948,035
  Foreign currency transactions                                                      (9,923,679)
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                              $131,024,356
-------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                      $206,376,371
  Translation of assets and liabilities in foreign currencies                          (560,362)
-------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                             $205,816,009
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                            $336,840,365
-------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                                   $365,130,748
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                                     2006                2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    $28,290,383        $13,727,873
Net realized gain (loss) on investments and foreign currency transactions                131,024,356        114,054,815
Net unrealized gain (loss) on investments and foreign currency translation               205,816,009         (1,847,269)
-----------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                    $365,130,748       $125,935,419
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------
From net investment income
  Initial Class                                                                         $(10,297,910)       $(2,451,031)
  Service Class                                                                          (13,174,002)        (1,663,988)
From net realized gain on investments and foreign currency transactions
  Initial Class                                                                          (19,556,242)                --
  Service Class                                                                          (26,849,095)                --
-----------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                            $(69,877,249)       $(4,115,019)
-----------------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                                     $336,878,898       $367,868,697
-----------------------------------------------------------------------------------------------------------------------
Total change in net assets                                                              $632,132,397       $489,689,097
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
At beginning of period                                                                 1,071,292,950        581,603,853
At end of period (including undistributed net investment income of $18,217,199
and $23,181,916, respectively)                                                        $1,703,425,347     $1,071,292,950
-----------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years.
Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                                       YEARS ENDED 12/31
                                                             -----------------------------------------------------------------
                                                               2006            2005           2004          2003          2002
Net asset value, beginning of period                         $23.74          $20.45         $15.95        $12.03        $15.94
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                     $0.59           $0.40          $0.36         $0.29         $0.31
Net realized and unrealized gain (loss) on investments
and foreign currency                                           6.47            3.02           4.39          3.95         (3.88)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              $7.06           $3.42          $4.75         $4.24        $(3.57)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $(0.53)         $(0.13)        $(0.25)       $(0.32)       $(0.34)
From net realized gain on investments and foreign
currency transactions                                         (1.00)             --             --            --            --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                 $(1.53)         $(0.13)        $(0.25)       $(0.32)       $(0.34)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $29.27          $23.74         $20.45        $15.95        $12.03
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                    31.26           16.84          30.20(b)      35.89        (22.76)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                         0.87            0.90           0.89          0.92          0.94
Expenses after expense reductions (f)                          0.86            0.90           0.89           N/A           N/A
Net investment income                                          2.32            1.80           2.11          2.11          2.38
Portfolio turnover                                               94              88            105           134           102
Net assets at end of period (000 omitted)                  $710,341        $506,315       $357,652      $243,275      $170,032
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                                      YEARS ENDED 12/31
                                                           -------------------------------------------------------------------
                                                               2006            2005           2004          2003          2002
Net asset value, beginning of period                         $23.56          $20.32         $15.87        $11.98        $15.90
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                     $0.53           $0.34          $0.32         $0.24         $0.28
Net realized and unrealized gain (loss) on investments
and foreign currency                                           6.42            3.01           4.36          3.95         (3.87)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              $6.95           $3.35          $4.68         $4.19        $(3.59)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $(0.50)         $(0.11)        $(0.23)       $(0.30)       $(0.33)
From net realized gain on investments and foreign
currency transactions                                         (1.00)             --             --            --            --
------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                 $(1.50)         $(0.11)        $(0.23)       $(0.30)       $(0.33)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $29.01          $23.56         $20.32        $15.87        $11.98
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                    30.96           16.57          29.84(b)      35.57        (22.90)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                         1.12            1.15           1.15          1.17          1.19
Expenses after expense reductions (f)                          1.11            1.15           1.15           N/A           N/A
Net investment income                                          2.11            1.56           1.87          1.79          2.20
Portfolio turnover                                               94              88            105           134           102
Net assets at end of period (000 omitted)                  $993,085        $564,978       $223,952       $98,100       $43,101
------------------------------------------------------------------------------------------------------------------------------

(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Utilities Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 87 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional- size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DERIVATIVE RISK - The series may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the series uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non- hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and foreign currency transactions.

The tax character of distributions declared to shareholders is as follows:

                                                   12/31/06     12/31/05

      Ordinary income (including any
      short-term capital gains)                 $23,471,912   $4,115,019

      Long-term capital gain                     46,405,337           --
      ------------------------------------------------------------------
      Total distributions                       $69,877,249   $4,115,019

The federal tax cost and the tax basis components of distributable earnings were as follows:

              AS OF 12/31/06

              Cost of investments                 $1,495,719,879
              --------------------------------------------------
              Gross appreciation                    $290,929,853
              Gross depreciation                      (3,191,143)
              --------------------------------------------------
              Net unrealized appreciation
              (depreciation)                        $287,738,710
              Undistributed ordinary income           73,383,496
              Undistributed long-term capital gain    87,268,399
              Other temporary differences                (49,647)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the series. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1.0 billion. This written agreement may be rescinded only upon consent of the series Board of Trustees. This management fee reduction amounted to $142,868, which is shown as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.74% of the series' average daily net assets.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $450,006, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $781. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0169% of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $9,696. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $6,664, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,424,959,505 and $1,174,076,174, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                        YEAR ENDED 12/31/06               YEAR ENDED 12/31/05
                                                                      SHARES           AMOUNT           SHARES          AMOUNT
Shares sold
  Initial Class                                                       6,669,432      $173,419,303       7,419,584     $163,840,059
  Service Class                                                      11,927,119       302,602,353      14,561,451      318,505,590
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     18,596,551      $476,021,656      21,981,035     $482,345,649
Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                       1,260,201       $29,854,152         120,622       $2,451,031
  Service Class                                                       1,701,662        40,023,097          82,376        1,663,988
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      2,961,863       $69,877,249         202,998       $4,115,019
Shares reacquired
  Initial Class                                                      (4,991,601)    $(125,504,589)     (3,703,550)    $(81,630,071)
  Service Class                                                      (3,374,329)      (83,515,418)     (1,683,948)     (36,961,900)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     (8,365,930)    $(209,020,007)     (5,387,498)   $(118,591,971)
Net change
  Initial Class                                                       2,938,032       $77,768,866       3,836,656      $84,661,019
  Service Class                                                      10,254,452       259,110,032      12,959,879      283,207,678
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     13,192,484      $336,878,898      16,796,535     $367,868,697

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $7,999 and $397, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Utilities Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Utilities Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                   POSITION(s) HELD      TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND              SINCE(h)                       OTHER DIRECTORSHIPS(j)
                                                                           --------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)           Trustee                   February 2004     Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)             Trustee                   February 2004     Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                 Trustee and Chair of      February 1992     Private investor; Eastern Enterprises (diversified
(born 5/01/36)                 Trustees                                    services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)            Trustee                   January 2006      Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.         Trustee                   August 1993       Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning               Trustee                   January 2004      Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow               Trustee                   December 1993     Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty                Trustee                   December 2004     Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera             Trustee                   July 1981         Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt               Trustee                   August 1993       Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen              Trustee                   March 2005        Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                  Trustee                   January 2006      Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)              President                 November 2005     Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)              Treasurer                 September 2005    Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)       Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 1/18/74)                 Assistant Clerk                             and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)              Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Special
(born 11/21/63)                Assistant Clerk                             Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)          Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)            Assistant Secretary and   September 2005    Massachusetts Financial Services Company, Vice President
(born 7/10/68)                 Assistant Clerk                             and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)             Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)         Assistant Secretary and   June 2006         Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                 Assistant Clerk                             President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)              Assistant Treasurer       April 1997        Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)             Assistant Secretary and   May 2005          Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                 Assistant Clerk                             President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)            Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 11/05/70)                Assistant Clerk                             and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)            Secretary and Clerk       January 2006      Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino             Independent Chief         June 2004         Tarantino LLC (provider of compliance services),
(born 3/07/44)                 Compliance Officer                          Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)               Assistant Treasurer       September 1990    Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler,
Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the
Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                   CUSTODIAN
Massachusetts Financial Services Company             State Street Bank and Trust Company
500 Boylston Street, Boston, MA                      225 Franklin Street, Boston, MA 02110
02116-3741
                                                     INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                          ACCOUNTING FIRM
MFS Fund Distributors, Inc.                          Deloitte & Touche LLP
500 Boylston Street, Boston, MA                      200 Berkeley Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGERS
Maura A. Shaughnessy
Robert D. Persons

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series performance was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 1st quintile for each of the one-year and five-year periods ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Series' performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on assets over $1 billion, which may not be changed without the Trustees' approval. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is subject to a breakpoint as a result of the advisory fee waiver described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The series designates $46,405,337 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 32.79% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) EMERGING GROWTH SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VEG-ANN

MFS(R) EMERGING GROWTH SERIES


TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
EXPENSE TABLE                                                6
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     7
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        10
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               15
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     20
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       21
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               24
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       27
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              27
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       28
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER

-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              97.4%
              Cash & Other Net Assets                     2.6%

              TOP 10 HOLDINGS

              Cisco Systems, Inc.                         2.4%
              ------------------------------------------------
              Adobe Systems, Inc.                         2.3%
              ------------------------------------------------
              News Corp., "A"                             2.2%
              ------------------------------------------------
              GlobalSantaFe Corp.                         1.9%
              ------------------------------------------------
              Google, Inc., "A"                           1.9%
              ------------------------------------------------
              Marvell Technology Group Ltd.               1.7%
              ------------------------------------------------
              Rockwell Automation, Inc.                   1.7%
              ------------------------------------------------
              Monsanto Co.                                1.7%
              ------------------------------------------------
              Roche Holding AG                            1.6%
              ------------------------------------------------
              American Tower Corp., "A"                   1.6%
              ------------------------------------------------

              COMMON STOCK SECTORS

              Technology                                 22.8%
              ------------------------------------------------
              Health Care                                16.0%
              ------------------------------------------------
              Special Products & Services                10.2%
              ------------------------------------------------
              Financial Services                          9.5%
              ------------------------------------------------
              Leisure                                     8.6%
              ------------------------------------------------
              Retailing                                   7.8%
              ------------------------------------------------
              Energy                                      6.5%
              ------------------------------------------------
              Industrial Goods & Services                 5.6%
              ------------------------------------------------
              Utilities & Communications                  3.7%
              ------------------------------------------------
              Consumer Staples                            3.2%
              ------------------------------------------------
              Basic Materials                             1.8%
              ------------------------------------------------
              Autos & Housing                             1.3%
              ------------------------------------------------
              Transportation                              0.4%
              ------------------------------------------------

Percentages are based on net assets as of 12/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS Emerging Growth Series provided a total return of 7.89%, while Service Class shares provided a total return of 7.61%. These compare with a return of 9.46% for the series' benchmark, the Russell 3000 Growth Index.

DETRACTORS FROM PERFORMANCE

Stock selection in the technology sector was the principal factor holding back relative performance. Online information portal Yahoo!, network equipment manufacturer Juniper Networks, networking chip maker Marvell Technology Group(c), and flash memory storage products maker SanDisk were among the portfolio's largest detractors. The share price of Yahoo! declined steadily over the reporting period as the company's advertising and premium branded business slowed. Juniper Networks lowered earnings guidance earlier in the period causing their share price to drop.

Stock selection in the health care sector also detracted from results. Weak performers in this sector included medical devices maker Advanced Medical Optics and cardiovascular medical devices maker St. Jude Medical. Advanced Medical Optics struggled after the company lowered its earnings guidance for 2007. Management cited a slowdown in laser vision correction procedures and a slower-than-expected uptake of its multifocal intraocular lenses, especially in Europe, as reasons for its dampened outlook.

Our underweighted position in the strong-performing industrial goods and services sector dampened relative returns. Within this sector, industrial automation products maker Rockwell Automation hurt results.

Stocks in other sectors that hindered relative performance included online auctioneer eBay, multimedia image provider Getty Images(g), and specialty apparel retailer Chico's(g).

CONTRIBUTORS TO PERFORMANCE

Stock selection in the financial services sector helped relative returns. Strong performers within this sector included two financial exchanges, Euronext(c)(g) and Chicago Mercantile Exchange Holdings. Shares of Euronext skyrocketed early in the year on strong fundamental performance and speculation that it was a possible acquisition target. Later, Euronext announced that it had agreed to a merger proposal from the NYSE Group.

Stock selection and our overweight position in the strong-performing utilities and communications sector also bolstered results. Broadcast and communication tower management firm American Tower and Latin America wireless communications company America Movil(c) were among the portfolio's top contributors.

Elsewhere, casino resorts operator Las Vegas Sands and biotechnology company Celgene aided relative returns. Our underweighted positioning in poor-performing semiconductor company Intel also helped.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Eric B. Fischman
Portfolio Manager

Note to Shareholders: Effective June 2006, David E. Sette-Ducati was no longer a portfolio manager of the series.

(c) Security is not a benchmark constituent.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                           MFS Emerging
                         Growth Series --              Russell 3000
                          Initial Class                Growth Index
          12/96              $10,000                     $10,000
          12/97               12,190                      12,874
          12/98               16,355                      17,382
          12/99               28,901                      23,262
          12/00               23,234                      18,047
          12/01               15,454                      14,505
          12/02               10,237                      10,439
          12/03               13,331                      13,672
          12/04               15,059                      14,619
          12/05               16,443                      15,375
          12/06               17,740                      16,829

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class      Class inception date        1-yr        5-yr        10-yr
-----------------------------------------------------------------------------
   Initial Class           7/24/95              7.89%       2.80%       5.90%
-----------------------------------------------------------------------------
   Service Class           5/01/00              7.61%       2.57%       5.76%
-----------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
-----------------------------------------------------------------------------
   Russell 3000 Growth Index (f)                9.46%       3.02%       5.34%
-----------------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.

INDEX DEFINITION

Russell 3000 Growth Index - constructed to provide a comprehensive barometer for the growth securities in the small to large-cap segment of the U.S. equity universe. Companies in this Index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    7/01/06-
Class                       Ratio       7/01/06        12/31/06       12/31/06
--------------------------------------------------------------------------------
         Actual              0.87%     $1,000.00      $1,090.90        $4.59
Initial  -----------------------------------------------------------------------
 Class   Hypothetical(h)     0.87%     $1,000.00      $1,020.82        $4.43
--------------------------------------------------------------------------------
         Actual              1.12%     $1,000.00      $1,089.40        $5.90
Service  -----------------------------------------------------------------------
 Class   Hypothetical(h)     1.12%     $1,000.00      $1,019.56        $5.70
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                                SHARES/PAR     VALUE ($)

COMMON STOCKS - 97.4%
AEROSPACE - 3.0%
Lockheed Martin Corp.                                    101,700   $  9,363,519
Precision Castparts Corp.                                 71,370      5,586,844
United Technologies Corp.                                100,520      6,284,510
                                                                   ------------
                                                                   $ 21,234,873
                                                                   ------------
APPAREL MANUFACTURERS - 1.9%
Coach, Inc. (a)                                          129,490   $  5,562,890
Li & Fung Ltd.                                           274,000        852,480
NIKE, Inc., "B"                                           51,790      5,128,764
Under Armour, Inc. (a)                                    37,860      1,910,037
                                                                   ------------
                                                                   $ 13,454,171
                                                                   ------------
AUTOMOTIVE - 1.3%
Harman International Industries, Inc.                     91,130   $  9,104,798
                                                                   ------------
BIOTECHNOLOGY - 5.6%
Actelion Ltd. (a)                                         17,760   $  3,904,898
Amgen, Inc. (a)                                          101,130      6,908,190
Celgene Corp. (a)                                         90,650      5,215,095
Genentech, Inc. (a)                                       44,790      3,633,813
Genzyme Corp. (a)                                        128,210      7,895,172
Gilead Sciences, Inc. (a)                                 41,980      2,725,761
Millipore Corp. (a)(l)                                   135,830      9,046,278
                                                                   ------------
                                                                   $ 39,329,207
                                                                   ------------
BROADCASTING - 2.7%
Grupo Televisa S.A., ADR                                 144,060   $  3,891,061
News Corp., "A"                                          719,070     15,445,624
                                                                   ------------
                                                                   $ 19,336,685
                                                                   ------------
BROKERAGE & ASSET MANAGERS - 4.8%
Affiliated Managers Group, Inc. (a)(l)                    18,510   $  1,945,956
Charles Schwab Corp.                                     391,410      7,569,869
Chicago Mercantile Exchange Holdings, Inc., "A"           15,150      7,722,713
Deutsche Boerse AG                                        10,950      2,014,796
EFG International (a)                                     62,170      2,343,680
Evercore Partners, Inc. (a)(l)                            18,850        694,623
Goldman Sachs Group, Inc.                                 24,180      4,820,283
Greenhill & Co., Inc. (l)                                 26,200      1,933,560
IntercontinentalExchange, Inc. (a)                        13,400      1,445,860
Lazard Ltd.                                               68,830      3,258,412
                                                                   ------------
                                                                   $ 33,749,752
                                                                   ------------
BUSINESS SERVICES - 7.3%
Amdocs Ltd. (a)                                          241,010   $  9,339,137
CheckFree Corp. (a)                                      131,030      5,262,165
Cognizant Technology Solutions Corp., "A" (a)             83,410      6,435,916
Corporate Executive Board Co. (l)                         61,040      5,353,208
Equinix, Inc. (a)(l)                                      56,140      4,245,307
First Data Corp.                                         349,860      8,928,427
Global Payments, Inc.                                     65,790      3,046,077
Western Union Co.                                        382,240      8,569,821
                                                                   ------------
                                                                   $ 51,180,058
                                                                   ------------
CHEMICALS - 1.7%
Monsanto Co.                                             223,830   $ 11,757,790
                                                                   ------------
COMPUTER SOFTWARE - 4.1%
Adobe Systems, Inc. (a)                                  400,650   $ 16,474,728
McAfee, Inc. (a)                                         165,580      4,699,160
Salesforce.com, Inc. (a)(l)                               85,410      3,113,195
TIBCO Software, Inc. (a)                                 466,710      4,405,742
                                                                   ------------
                                                                   $ 28,692,825
                                                                   ------------
COMPUTER SOFTWARE - SYSTEMS - 1.5%
Apple Computer, Inc. (a)                                  96,330   $  8,172,637
Hewlett-Packard Co.                                       57,490      2,368,013
                                                                   ------------
                                                                   $ 10,540,650
                                                                   ------------
CONSUMER GOODS & SERVICES - 2.9%
DeVry, Inc.                                              140,250   $  3,927,000
eBay, Inc. (a)                                           143,900      4,327,073
ITT Educational Services, Inc. (a)                        84,050      5,578,399
Monster Worldwide, Inc. (a)                               50,600      2,359,984
New Oriental Educational & Technology
Group, ADR (a)                                            78,960      2,648,318
Strayer Education, Inc. (l)                               15,280      1,620,444
                                                                   ------------
                                                                   $ 20,461,218
                                                                   ------------
ELECTRICAL EQUIPMENT - 1.7%
Rockwell Automation, Inc.                                195,810   $ 11,960,075
                                                                   ------------
ELECTRONICS - 7.7%
Applied Materials, Inc.                                  439,060   $  8,100,657
ARM Holdings PLC                                         491,900      1,211,519
ASML Holding N.V. (a)(l)                                  57,940      1,427,062
FormFactor, Inc. (a)                                      17,820        663,795
Intel Corp.                                              472,010      9,558,203
Intersil Corp., "A"                                      147,810      3,535,615
Marvell Technology Group Ltd. (a)                        627,910     12,049,593
Nintendo Co. Ltd.                                         10,700      2,777,353
Samsung Electronics Co. Ltd., GDR                         13,150      4,326,350
SanDisk Corp. (a)                                        191,080      8,222,172
Synopsys, Inc. (a)                                        79,560      2,126,639
                                                                   ------------
                                                                   $ 53,998,958
                                                                   ------------
ENERGY - INDEPENDENT - 1.0%
CONSOL Energy, Inc.                                      103,590   $  3,328,347
XTO Energy, Inc.                                          72,530      3,412,536
                                                                   ------------
                                                                   $  6,740,883
                                                                   ------------
ENERGY - INTEGRATED - 0.4%
Hess Corp.                                                50,630   $  2,509,729
                                                                   ------------
FOOD & BEVERAGES - 2.4%
Nestle S.A.                                               23,892   $  8,487,354
PepsiCo, Inc.                                            132,150      8,265,983
                                                                   ------------
                                                                   $ 16,753,337
                                                                   ------------
GAMING & LODGING - 3.1%
Carnival Corp.                                            35,780   $  1,755,009
International Game Technology                            234,540     10,835,748
Las Vegas Sands Corp. (a)                                 39,600      3,543,408
Penn National Gaming, Inc. (a)                            60,600      2,522,172
Station Casinos, Inc. (l)                                 39,340      3,212,898
                                                                   ------------
                                                                   $ 21,869,235
                                                                   ------------
GENERAL MERCHANDISE - 1.2%
Costco Wholesale Corp.                                    70,860   $  3,746,368
Family Dollar Stores, Inc.                               154,090      4,519,460
                                                                   ------------
                                                                   $  8,265,828
                                                                   ------------
INTERNET - 3.6%
Baidu.com, Inc., ADR (a)(l)                               42,800   $  4,824,416
CNET Networks, Inc. (a)(l)                               204,270      1,856,814
Google, Inc., "A" (a)                                     28,800     13,261,824
NetEase.com, Inc., ADR (a)(l)                             39,400        736,386
Tencent Holdings Ltd.                                    907,000      3,230,020
Yahoo!, Inc. (a)                                          66,460      1,697,388
                                                                   ------------
                                                                   $ 25,606,848
                                                                   ------------
LEISURE & TOYS - 2.1%
Activision, Inc. (a)                                      70,020   $  1,207,145
Electronic Arts, Inc. (a)                                170,270      8,574,797
Scientific Games Corp. (a)(l)                             23,400        707,382
THQ, Inc. (a)(l)                                          70,350      2,287,782
UbiSoft Entertainment S.A. (a)(l)                         55,220      1,863,455
                                                                   ------------
                                                                   $ 14,640,561
                                                                   ------------
MACHINERY & TOOLS - 0.9%
Deere & Co.                                               64,280   $  6,111,100
                                                                   ------------
MAJOR BANKS - 1.8%
Bank of New York Co., Inc.                               147,180   $  5,794,477
State Street Corp.                                       104,930      7,076,479
                                                                   ------------
                                                                   $ 12,870,956
                                                                   ------------
MEDICAL EQUIPMENT - 5.7%
Advanced Medical Optics, Inc. (a)(l)                     258,380   $  9,094,976
Cooper Cos., Inc.                                         21,800        970,100
Cytyc Corp. (a)                                          359,130     10,163,379
Medtronic, Inc.                                          100,570      5,381,501
ResMed, Inc. (a)(l)                                       73,770      3,630,959
St. Jude Medical, Inc. (a)                               240,730      8,801,089
Thoratec Corp. (a)(l)                                    108,960      1,915,517
                                                                   ------------
                                                                   $ 39,957,521
                                                                   ------------
METALS & MINING - 0.1%
Cameco Corp.                                               8,900   $    360,005
                                                                   ------------
NETWORK & TELECOM - 5.0%
Cisco Systems, Inc. (a)                                  608,390   $ 16,627,299
Juniper Networks, Inc. (a)                               251,796      4,769,016
NICE Systems Ltd., ADR (a)                               242,570      7,466,305
QUALCOMM, Inc.                                           124,360      4,699,564
Research In Motion Ltd. (a)                               13,480      1,722,474
                                                                   ------------
                                                                   $ 35,284,658
                                                                   ------------
OIL SERVICES - 5.1%
Cameron International Corp. (a)                           38,900   $  2,063,645
GlobalSantaFe Corp.                                      228,790     13,448,276
National-Oilwell Varco, Inc. (a)                          85,100      5,206,418
Noble Corp.                                               93,560      7,124,594
Schlumberger Ltd.                                        126,830      8,010,583
                                                                   ------------
                                                                   $ 35,853,516
                                                                   ------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 2.9%
American Express Co.                                     156,320   $  9,483,934
Moody's Corp.                                             20,900      1,443,354
SLM Corp.                                                 14,210        693,022
UBS AG                                                   140,520      8,477,571
                                                                   ------------
                                                                   $ 20,097,881
                                                                   ------------
PERSONAL COMPUTERS & PERIPHERALS - 0.9%
EMC Corp. (a)                                            218,260   $  2,881,032
Network Appliance, Inc. (a)                               91,570      3,596,870
                                                                   ------------
                                                                   $  6,477,902
                                                                   ------------
PHARMACEUTICALS - 4.7%
Allergan, Inc.                                            74,430   $  8,912,248
GlaxoSmithKline PLC                                      312,360      8,222,431
Johnson & Johnson                                         72,960      4,816,819
Roche Holding AG                                          61,410     11,008,356
                                                                   ------------
                                                                   $ 32,959,854
                                                                   ------------
PRINTING & PUBLISHING - 0.2%
Playboy Enterprises, Inc., "B" (a)(l)                    116,940   $  1,340,132
                                                                   ------------
RESTAURANTS - 0.5%
Chipotle Mexican Grill, Inc., "B" (a)                     44,270   $  2,302,040
Texas Roadhouse, Inc., "A" (a)(l)                        121,240      1,607,642
                                                                   ------------
                                                                   $  3,909,682
                                                                   ------------
SPECIALTY STORES - 4.7%
Best Buy Co., Inc.                                        78,350   $  3,854,037
CarMax, Inc. (a)(l)                                       32,640      1,750,483
Dick's Sporting Goods, Inc. (a)                           33,180      1,625,488
GameStop Corp., "A" (a)                                   63,860      3,519,325
Lowe's Cos., Inc.                                        254,970      7,942,316
Staples, Inc.                                            209,000      5,580,300
Submarino S.A.                                            94,230      3,089,067
Urban Outfitters, Inc. (a)(l)                             98,540      2,269,376
Williams-Sonoma, Inc. (l)                                113,900      3,581,016
                                                                   ------------
                                                                   $ 33,211,408
                                                                   ------------
TELECOMMUNICATIONS - WIRELESS - 1.6%
America Movil S.A. de C.V., "L", ADR                     194,110   $  8,777,654
Rogers Communications, Inc., "B"                          84,480      2,516,487
                                                                   ------------
                                                                   $ 11,294,141
                                                                   ------------
TELEPHONE SERVICES - 2.1%
American Tower Corp., "A" (a)                            292,543   $ 10,906,003
Global Crossing Ltd. (a)(l)                               82,370      2,022,183
Level 3 Communications, Inc. (a)(l)                      324,090      1,814,904
                                                                   ------------
                                                                   $ 14,743,090
                                                                   ------------
TOBACCO - 0.8%
Altria Group, Inc.                                        63,310   $  5,433,264
                                                                   ------------
TRUCKING - 0.4%
UTi Worldwide, Inc.                                      101,190   $  3,025,581
                                                                   ------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $612,296,505)                $684,118,172
                                                                   ------------
SHORT-TERM OBLIGATIONS - 3.2%

General Electric Capital Corp., 5.29%,
due 1/02/07, at Amortized Cost and Value (y)         $22,518,000   $ 22,514,691
                                                                   ------------
COLLATERAL FOR SECURITIES LOANED - 6.7%
Navigator Securities Lending Prime Portfolio,
at Cost and Net Asset Value                           46,717,653   $ 46,717,653
                                                                   ------------
TOTAL INVESTMENTS (IDENTIFIED COST, $681,528,849)                  $753,350,516
                                                                   ------------
OTHER ASSETS, LESS LIABILITIES - (7.3)%                             (50,979,688)
                                                                   ------------
NET ASSETS - 100.0%                                                $702,370,828
                                                                   ------------

(a) Non-income producing security.
(l) All or a portion of this security is on loan.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR      American Depository Receipt
GDR      Global Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS    STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
--------------------------------------------------------------------------------
Investments, at value, including
$45,601,624 of securities on loan
(identified cost, $681,528,849)                     $753,350,516
Cash                                                     203,189
Foreign currency, at value
(identified cost, $48,871)                                49,112
Receivable for investments sold                        3,744,144
Receivable for series shares sold                        120,736
Interest and dividends receivable                        425,696
Other assets                                              15,855
--------------------------------------------------------------------------------
Total assets                                                        $757,909,248
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                     $3,354,842
Payable for series shares reacquired                   5,198,852
Collateral for securities loaned, at value            46,717,653
Payable to affiliates
  Management fee                                          58,417
  Shareholder servicing costs                              3,221
  Distribution fees                                          952
  Administrative services fee                              1,459
Accrued expenses and other liabilities                   203,024
--------------------------------------------------------------------------------
Total liabilities                                                    $55,538,420
--------------------------------------------------------------------------------
Net assets                                                          $702,370,828
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in capital                                   $1,256,744,074
Unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                     71,824,554
Accumulated net realized gain (loss) on
investments and foreign currency transactions       (626,197,800)
--------------------------------------------------------------------------------
Net assets                                                          $702,370,828
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding                             34,054,423
--------------------------------------------------------------------------------
Initial Class shares
  Net assets                                        $667,775,582
  Shares outstanding                                  32,355,340
--------------------------------------------------------------------------------
  Net asset value per share                                               $20.64
--------------------------------------------------------------------------------
Service Class shares
  Net assets                                         $34,595,246
  Shares outstanding                                   1,699,083
--------------------------------------------------------------------------------
  Net asset value per share                                               $20.36
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS    STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06
NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------
Income
  Dividends                                                                       $4,355,830
  Interest                                                                         1,144,239
  Foreign taxes withheld                                                            (136,419)
-------------------------------------------------------------------------------------------------------------
Total investment income                                                                            $5,363,650
-------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                  $5,598,154
  Distribution fees                                                                   83,977
  Shareholder servicing costs                                                        262,723
  Administrative services fee                                                        130,232
  Independent trustees' compensation                                                  20,471
  Custodian fee                                                                      254,681
  Shareholder communications                                                         161,589
  Auditing fees                                                                       39,121
  Legal fees                                                                          16,627
  Miscellaneous                                                                        9,425
-------------------------------------------------------------------------------------------------------------
Total expenses                                                                                     $6,577,000
-------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                               (67,272)
  Reduction of expenses by investment adviser                                         (4,178)
-------------------------------------------------------------------------------------------------------------
Net expenses                                                                                       $6,505,550
-------------------------------------------------------------------------------------------------------------
Net investment loss                                                                               $(1,141,900)
-------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions (s)                                                   $105,848,157
  Foreign currency transactions                                                      (37,683)
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                        $105,810,474
-------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                   $(49,437,867)
  Translation of assets and liabilities in foreign currencies                          3,040
-------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                       $(49,434,827)
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                       $56,375,647
-------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                              $55,233,747
-------------------------------------------------------------------------------------------------------------

(s) Includes proceeds received from a non-recurring cash settlement in the amount of $121,880 and $164,796 from litigation settlements against Charter Communications, Inc. and Dynegy, Inc., respectively.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS    STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                                2006              2005

CHANGE IN NET ASSETS

FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment loss                                                               $(1,141,900)      $(2,328,604)
Net realized gain (loss) on investments and foreign currency transactions         105,810,474        67,107,104
Net unrealized gain (loss) on investments and foreign currency translation        (49,434,827)        1,262,093
---------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                              $55,233,747       $66,040,593
---------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                             $(146,638,920)    $(133,670,086)
---------------------------------------------------------------------------------------------------------------
Total change in net assets                                                       $(91,405,173)     $(67,629,493)
---------------------------------------------------------------------------------------------------------------

NET ASSETS
---------------------------------------------------------------------------------------------------------------
At beginning of period                                                            793,776,001       861,405,494
At end of period                                                                 $702,370,828      $793,776,001
---------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years.
Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                                YEARS ENDED 12/31
                                                        ----------------------------------------------------------------
                                                            2006         2005         2004           2003           2002
Net asset value, beginning of period                      $19.13       $17.52       $15.51         $11.91         $17.98
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
Net investment loss (d)                                   $(0.03)      $(0.05)      $(0.03)        $(0.03)        $(0.04)
Net realized and unrealized gain (loss)
on investments and foreign currency                         1.54         1.66         2.04           3.63          (6.03)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           $1.51        $1.61        $2.01          $3.60         $(6.07)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $20.64       $19.13       $17.52         $15.51         $11.91
------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                  7.89         9.19        12.96(b)       30.23(j)      (33.76)
------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                      0.87         0.88         0.87           0.87           0.86
Expenses after expense reductions (f)                       0.87         0.88         0.87            N/A            N/A
Net investment loss                                        (0.14)       (0.29)       (0.17)         (0.22)         (0.24)
Portfolio turnover                                           127           95           99            103            111
Net assets at end of period (000 Omitted)               $667,776     $761,444     $830,410       $849,718       $757,499
------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                              YEARS ENDED 12/31
                                                         -----------------------------------------------------------
                                                            2006        2005        2004          2003          2002
Net asset value, beginning of period                      $18.92      $17.37      $15.41        $11.86        $17.93
--------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------
Net investment loss (d)                                   $(0.07)     $(0.09)     $(0.07)       $(0.06)       $(0.07)
Net realized and unrealized gain (loss)
on investments and foreign currency                         1.51        1.64        2.03          3.61         (6.00)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                           $1.44       $1.55       $1.96         $3.55        $(6.07)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $20.36      $18.92      $17.37        $15.41        $11.86
--------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                  7.61        8.92       12.72(b)      29.93(j)     (33.85)
--------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                      1.12        1.13        1.12          1.12          1.09
Expenses after expense reductions (f)                       1.12        1.13        1.12           N/A           N/A
Net investment loss                                        (0.39)      (0.53)      (0.41)        (0.47)        (0.46)
Portfolio turnover                                           127          95          99           103           111
Net assets at end of period (000 Omitted)                $34,595     $32,332     $30,996       $27,771       $16,977
--------------------------------------------------------------------------------------------------------------------

(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(j) The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.09 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Initial Class and Service Class total returns for the year ended December 31, 2003 would have each been lower by approximately 0.75%.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Emerging Growth Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 119 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series. The series was a participant in litigations against Charter Communications, Inc. and Dynegy, Inc. On September 18, 2006 and November 28, 2006, the series received cash settlements in the amount of $121,880 and $164,796, respectively.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The series declared no distributions for the years ended December 31, 2006 and December 31, 2005.

The federal tax cost and the tax basis components of distributable earnings were as follows:

           AS OF 12/31/06

           Cost of investments                          $682,122,951
           ---------------------------------------------------------
           Gross appreciation                            $87,210,878
           Gross depreciation                            (15,983,313)
           ---------------------------------------------------------
           Net unrealized appreciation (depreciation)    $71,227,565
           Capital loss carryforwards                   (625,603,130)
           Other temporary differences                         2,319

As of December 31, 2006, the series had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

                 12/31/09                 $(221,725,143)
                 12/31/10                  (403,877,987)
                 --------------------------------------
                                          $(625,603,130)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the series. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the series' Board of Trustees. For the year ended December 31, 2006, the series' average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $261,247, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $870. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500. The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0175% of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $5,901. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $4,178, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $923,505,454 and $1,072,365,140, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:


                                YEAR ENDED 12/31/06               YEAR ENDED 12/31/05
                              SHARES           AMOUNT           SHARES           AMOUNT
Shares sold
  Initial Class              2,085,988       $40,853,272       2,340,536       $41,456,222
  Service Class                688,132        13,231,446         559,968         9,672,265
------------------------------------------------------------------------------------------
                             2,774,120       $54,084,718       2,900,504       $51,128,487

Shares reacquired
  Initial Class             (9,541,300)    $(187,318,110)     (9,924,403)    $(173,875,874)
  Service Class               (698,231)      (13,405,528)       (634,968)      (10,922,699)
------------------------------------------------------------------------------------------
                           (10,239,531)    $(200,723,638)    (10,559,371)    $(184,798,573)

Net change
  Initial Class             (7,455,312)    $(146,464,838)     (7,583,867)    $(132,419,652)
  Service Class                (10,099)         (174,082)        (75,000)       (1,250,434)
------------------------------------------------------------------------------------------
                            (7,465,411)    $(146,638,920)     (7,658,867)    $(133,670,086)

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $4,607 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Emerging Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   --------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)          Trustee                   February 2004      Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)            Trustee                   February 2004      Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of      February 1992      Private investor; Eastern Enterprises (diversified
(born 5/01/36)                Trustees                                     services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)           Trustee                   January 2006       Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.        Trustee                   August 1993        Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning              Trustee                   January 2004       Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow              Trustee                   December 1993      Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty               Trustee                   December 2004      Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera            Trustee                   July 1981          Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt              Trustee                   August 1993        Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen             Trustee                   March 2005         Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                 Trustee                   January 2006       Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)             President                 November 2005      Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)             Treasurer                 September 2005     Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)      Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 1/18/74)                Assistant Clerk                              and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)             Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Special
(born 11/21/63)               Assistant Clerk                              Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)         Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)           Assistant Secretary and   September 2005     Massachusetts Financial Services Company, Vice President
(born 7/10/68)                Assistant Clerk                              and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)            Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)        Assistant Secretary and   June 2006          Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                Assistant Clerk                              President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)             Assistant Treasurer       April 1997         Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)            Assistant Secretary and   May 2005           Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                Assistant Clerk                              President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)           Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 11/05/70)               Assistant Clerk                              and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)           Secretary and Clerk       January 2006       Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino            Independent Chief         June 2004          Tarantino LLC (provider of compliance services),
(born 3/07/44)                Compliance Officer                           Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)              Assistant Treasurer       September 1990     Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid
    Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow,
Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the
Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                                   CUSTODIAN
Massachusetts Financial Services Company                             State Street Bank and Trust Company
500 Boylston Street, Boston, MA                                      225 Franklin Street, Boston, MA 02110
02116-3741
                                                                     INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                                          ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                          Deloitte & Touche LLP
500 Boylston Street, Boston, MA                                      200 Berkeley Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGER
Eric B. Fischman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 3rd quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, regarding the Series' performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on net assets over $1 billion, which may not be changed without the Trustees' approval. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate was approximately at the Lipper expense group median and the Series' total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is currently subject to a breakpoint as a result of the advisory fee waiver described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) HIGH INCOME SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VHI-ANN

MFS(R) HIGH INCOME SERIES

TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
EXPENSE TABLE                                                6
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     7
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        14
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               19
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     25
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       26
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               29
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       32
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              32
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       33
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER

-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (i)

              Bonds                                      89.6%
              Floating Rate Loans                         6.3%
              Common Stocks                               1.2%
              Convertible Bonds                           0.4%
              Convertible Preferred Stocks                0.4%
              Preferred Stocks                            0.1%
              Cash & Other Net Assets                     2.0%

              TOP FIVE INDUSTRIES (i)

              Medical & Health Technology & Services      7.5%
              ------------------------------------------------
              Automotive                                  7.0%
              ------------------------------------------------
              Gaming & Lodging                            6.8%
              ------------------------------------------------
              Printing & Publishing                       5.5%
              ------------------------------------------------
              Broadcasting                                4.7%
              ------------------------------------------------

              CREDIT QUALITY OF BONDS (r)

              A                                           0.3%
              ------------------------------------------------
              BBB                                         3.6%
              ------------------------------------------------
              BB                                         25.4%
              ------------------------------------------------
              B                                          53.6%
              ------------------------------------------------
              CCC                                        15.7%
              ------------------------------------------------
              Not Rated                                   1.4%
              ------------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)                        4.2
              -----------------------------------------------
              Average Life (m)                       7.6 yrs.
              -----------------------------------------------
              Average Maturity (m)                   8.1 yrs.
              -----------------------------------------------
              Average Credit Quality of Rated
              Securities (long-term) (a)                   B+
              -----------------------------------------------
              Average Credit Quality of Rated
              Securities (short-term) (a)                 A-1
              -----------------------------------------------

(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 12/31/06.

Percentages are based on net assets as of 12/31/06, unless otherwise noted. The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS High Income Series provided a total return of 10.37%, while Service Class shares provided a return of 9.99%. These compare with a return of 11.87% for the series' benchmark, the Lehman Brothers U.S. High-Yield Corporate
Bond Index.

DETRACTORS FROM PERFORMANCE

Yield was a negative factor in performance relative to the Lehman Brothers U.S. High-Yield Corporate Bond Index, as was our relative exposure to "BB" rated(s) bonds.

Holdings of hospital operator HCA and gaming company Station Casinos were among the portfolio's largest detractors.

CONTRIBUTORS TO PERFORMANCE

Our positioning in "B" rated securities helped relative performance over the reporting period.

Individual contributors that aided relative results included broadband communications company CCH Holdings, financing company General Motors Acceptance Corp. (GMAC), and packaging company Smurfit Kappa(g).

Respectfully,

John Addeo                              David Cole
Portfolio Manager                       Portfolio Manager

Note to Shareholders: Effective October 2006, David Cole became a co-manager of the fund with John Addeo. He replaced Scott Richards.

(g) Security was not held in the portfolio at period end.

(s) Bonds rated "BBB", "Baa", or higher are considered investment grade; bonds rated "BB", "Ba", or below are considered non-investment grade. The primary source for bond quality ratings is Moody's Investors Service. If not available, ratings by Standard & Poor's are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                             MFS High                 Lehman Brothers
                         Income Series --             U.S. High Yield
                           Initial Class           Corporate Bond Index
          12/96              $10,000                     $10,000
          12/97               11,362                      11,277
          12/98               11,341                      11,488
          12/99               12,072                      11,762
          12/00               11,267                      11,072
          12/01               11,500                      11,657
          12/02               11,795                      11,498
          12/03               13,913                      14,828
          12/04               15,186                      16,479
          12/05               15,514                      16,930
          12/06               17,123                      18,939

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr        5-yr       10-yr
----------------------------------------------------------------------------
     Initial              7/26/95             10.37%       8.29%       5.53%
----------------------------------------------------------------------------
     Service              5/01/00              9.99%       8.03%       5.37%
----------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
----------------------------------------------------------------------------
Lehman Brothers U.S. High-Yield
Corporate Bond Index (f)                      11.87%      10.19%       6.59%
----------------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.

INDEX DEFINITION

Lehman Brothers U.S. High-Yield Corporate Bond Index - measures the universe of non-investment grade, fixed rate debt. Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006.

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    7/01/06-
Class                       Ratio       7/01/06        12/31/06       12/31/06
--------------------------------------------------------------------------------
           Actual           0.87%     $1,000.00       $1,079.60         $4.56
Initial    ---------------------------------------------------------------------
 Class     Hypothetical(h)  0.87%     $1,000.00       $1,020.82         $4.43
--------------------------------------------------------------------------------
           Actual           1.12%     $1,000.00       $1,077.70         $5.87
Service    ---------------------------------------------------------------------
 Class     Hypothetical(h)  1.12%     $1,000.00       $1,019.56         $5.70
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.

(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                                SHARES/PAR      VALUE ($)

BONDS - 84.8%

AEROSPACE - 1.6%
Argo-Tech Corp., 9.25%, 2011                          $1,275,000  $   1,377,000
Bombardier, Inc., 8%, 2014 (n)                         1,320,000      1,353,000
DRS Technologies, Inc., 7.625%, 2018                   2,635,000      2,714,050
Vought Aircraft Industry, Inc., 8%, 2011                 485,000        466,813
                                                                  -------------
                                                                  $   5,910,863
                                                                  -------------
AIRLINES - 0.5%
Continental Airlines, Inc., 6.9%, 2017                $  336,843  $     333,846
Continental Airlines, Inc., 6.748%, 2017                 252,072        249,551
Continental Airlines, Inc., 6.795%, 2018                 444,833        442,609
Continental Airlines, Inc., 7.566%, 2020                 758,542        766,128
                                                                  -------------
                                                                  $   1,792,134
                                                                  -------------
APPAREL MANUFACTURERS - 0.4%
Levi Strauss & Co., 12.25%, 2012                      $  895,000  $     995,687
Levi Strauss & Co., 9.75%, 2015                          485,000        522,587
                                                                  -------------
                                                                  $   1,518,274
                                                                  -------------
ASSET BACKED & SECURITIZED - 2.6%
Airlie LCDO Ltd., CDO, FRN, 7.265%, 2011 (z)          $  677,000  $     677,000
Anthracite Ltd., CDO, 6%, 2037 (z)                       290,000        265,350
Arbor Realty Mortgage Securities,
CDO, FRN, 7.6738%, 2038 (z)                              722,734        730,756
ARCap REIT, Inc., "H", 6.1%, 2045 (n)                    906,493        809,873
Asset Securitization Corp., FRN,
8.3571%, 2029 (z)                                      2,000,000      2,163,166
Babson CLO Ltd., "D", CLO, FRN,
6.8528%, 2018 (n)                                        655,000        656,310
Credit Suisse Mortgage Securities
Corp., 6.75%, 2030 (n)                                   630,000        676,484
Crest Ltd., 7%, 2040 (n)                                 846,250        844,896
CWCapital Cobalt Ltd., "F", CDO,
FRN, 6.68%, 2050 (z)                                     500,000        500,800
CWCapital Cobalt Ltd., CDO, 6.23%, 2045 (n)              938,000        928,714
First Union National Bank Commercial
Mortgage Corp., 6.75%, 2032                              750,000        760,327
Wachovia Credit, CDO, FRN, 6.7156%, 2026 (p)(z)          372,000        372,930
                                                                  -------------
                                                                  $   9,386,606
                                                                  -------------
AUTOMOTIVE - 4.7%
Cooper-Standard Automotive, Inc.,
8.375%, 2014                                          $1,310,000  $   1,031,625
Ford Motor Credit Co., 5.8%, 2009                      2,746,000      2,696,141
Ford Motor Credit Co., 9.75%, 2010 (n)                 4,160,000      4,425,449
Ford Motor Credit Co., 8.625%, 2010                    1,035,000      1,065,383
Ford Motor Credit Co., 7%, 2013                        1,261,000      1,204,231
Ford Motor Credit Co., 8%, 2016                        1,495,000      1,477,284
Ford Motor Credit Co., FRN, 8.1106%, 2012                945,000        936,418
General Motors Corp., 7.2%, 2011                         557,000        540,290
General Motors Corp., 8.375%, 2033                     2,073,000      1,917,525
Goodyear Tire & Rubber Co., 9%, 2015                   1,730,000      1,812,175
                                                                  -------------
                                                                  $  17,106,521
                                                                  -------------
BROADCASTING - 4.6%
Allbritton Communications Co., 7.75%, 2012            $2,130,000  $   2,151,300
Barrington Broadcasting Group, 10.5%, 2014 (n)         1,050,000      1,065,750
Clear Channel Communications, 5.5%, 2014               1,965,000      1,657,595
EchoStar DBS Corp., 6.375%, 2011                         940,000        934,125
Hughes Network Systems LLC, 9.5%, 2014                   935,000        975,906
Intelsat Ltd., 9.25%, 2016 (n)                           995,000      1,069,625
Intelsat Ltd., 11.25%, 2016 (n)                        2,445,000      2,683,387
Intelsat Ltd., 0% to 2010, 9.25% to 2015               1,540,000      1,170,400
Intelsat Subsidiary Holding Co. Ltd.,
8.625%, 2015                                           1,220,000      1,268,800
ION Media Networks, Inc., FRN,
11.6238%, 2013 (n)                                     2,175,000      2,202,188
XM Satellite Radio, Inc., 9.75%, 2014                    810,000        810,000
Young Broadcasting, Inc., 10%, 2011                      795,000        755,250
                                                                  -------------
                                                                  $  16,744,326
                                                                  -------------
BUILDING - 1.8%
Goodman Global Holdings, Inc.,
7.875%, 2012                                          $  830,000  $     815,475
Interface, Inc., 10.375%, 2010                           878,000        970,190
Interface, Inc., 9.5%, 2014                              170,000        178,500
Masonite Corp., 11%, 2015 (z)                          1,235,000      1,142,375
Nortek Holdings, Inc., 8.5%, 2014                      1,164,000      1,140,720
Nortek Holdings, Inc.,
0% to 2009, 10.75% to 2014                             3,563,000      2,494,100
                                                                  -------------
                                                                  $   6,741,360
                                                                  -------------
BUSINESS SERVICES - 2.0%
Iron Mountain, Inc., 8.625%, 2013                     $  980,000  $   1,011,850
Iron Mountain, Inc., 7.75%, 2015                         445,000        453,900
Nortel Networks Ltd., 10.75%, 2016 (n)                   830,000        907,813
Northern Telecom Corp., 6.875%, 2023                     700,000        588,000
SunGard Data Systems, Inc., 10.25%, 2015               2,445,000      2,610,038
Xerox Corp., 7.625%, 2013                              1,630,000      1,711,500
                                                                  -------------
                                                                  $   7,283,101
                                                                  -------------
CABLE TV - 3.4%
CCH I Holdings LLC, 11%, 2015                         $3,398,000  $   3,487,197
CCH II Holdings LLC, 10.25%, 2010                      2,565,000      2,683,631
CCO Holdings LLC, 8.75%, 2013                          1,260,000      1,308,825
CSC Holdings, Inc., 6.75%, 2012 (n)                    1,765,000      1,720,875
Mediacom LLC, 9.5%, 2013                               1,635,000      1,684,050
NTL Cable PLC, 9.125%, 2016                            1,331,000      1,405,869
                                                                  -------------
                                                                  $  12,290,447
                                                                  -------------
CHEMICALS - 4.1%
BCP Crystal Holdings Corp., 9.625%, 2014              $  742,000  $     819,910
Crystal U.S. Holdings LLC, "B", 0%
to 2009, 10.5% to 2014                                 2,502,000      2,151,720
Equistar Chemicals LP, 10.125%, 2008                   1,315,000      1,397,187
Equistar Chemicals LP, 10.625%, 2011                     305,000        324,825
Innophos, Inc., 8.875%, 2014                           1,180,000      1,197,700
KI Holdings, Inc., 0% to 2009,
9.875% to 2014                                         1,924,000      1,539,200
Lyondell Chemical Co., 11.125%, 2012                   1,730,000      1,859,750
Momentive Performance Materials,
Inc., 11.5%, 2016 (n)                                  2,345,000      2,298,100
Mosaic Co., 7.625%, 2016 (n)                           1,810,000      1,875,613
Nalco Co., 8.875%, 2013                                1,605,000      1,699,294
                                                                  -------------
                                                                  $  15,163,299
                                                                  -------------
CONGLOMERATES - 0.1%
Esco Corp., 8.625%, 2013 (z)                          $  500,000  $     513,750
                                                                  -------------
CONSUMER GOODS & SERVICES - 2.4%
GEO Group, Inc., 8.25%, 2013                          $1,580,000  $   1,627,400
Jarden Corp., 9.75%, 2012                                830,000        877,725
Playtex Products, Inc., 9.375%, 2011                     995,000      1,037,288
Service Corp. International, 7.375%, 2014                725,000        757,625
Service Corp. International, 7%, 2017                  2,400,000      2,430,000
Spectrum Brands, Inc., 7.375%, 2015                      535,000        462,775
Visant Holding Corp., 8.75%, 2013                      1,675,000      1,725,250
                                                                  -------------
                                                                  $   8,918,063
                                                                  -------------
CONTAINERS - 1.9%
Berry Plastics Holding Corp., 8.875%, 2014 (n)        $1,505,000  $   1,527,575
Graham Packaging Co. LP, 9.875%, 2014                  1,745,000      1,762,450
Owens-Brockway Glass Container,
Inc., 8.25%, 2013                                      3,460,000      3,576,775
                                                                  -------------
                                                                  $   6,866,800
                                                                  -------------
DEFENSE ELECTRONICS - 0.7%
L-3 Communications Corp., 5.875%, 2015                $1,580,000  $   1,524,700
L-3 Communications Holdings, Inc.,
6.125%, 2014                                           1,250,000      1,221,875
                                                                  -------------
                                                                  $   2,746,575
                                                                  -------------
ELECTRONICS - 0.7%
NXP B.V./NXP Funding LLC, 7.875%, 2014 (n)            $  665,000  $     687,444
Sensata Technologies B.V., 8%, 2014 (n)                1,770,000      1,699,200
                                                                  -------------
                                                                  $   2,386,644
                                                                  -------------
EMERGING MARKET QUASI-SOVEREIGN - 0.2%
Gazprom OAO, 9.625%, 2013 (n)                         $  530,000  $     634,675
Gazprom OAO, 8.625%, 2034 (n)                            200,000        257,000
                                                                  -------------
                                                                  $     891,675
                                                                  -------------
EMERGING MARKET SOVEREIGN - 0.2%
Federative Republic of Brazil, 8.875%, 2019           $  305,000  $     372,100
Russian Ministry of Finance, 12.75%, 2028                204,000        368,428
                                                                  -------------
                                                                  $     740,528
                                                                  -------------
ENERGY - INDEPENDENT - 3.3%
Chesapeake Energy Corp., 7%, 2014                     $  875,000  $     889,219
Chesapeake Energy Corp., 6.375%, 2015                  2,755,000      2,727,450
Chesapeake Energy Corp., 6.875%, 2016                  1,665,000      1,679,569
Hilcorp Energy I, 9%, 2016 (n)                         1,350,000      1,427,625
Newfield Exploration Co., 6.625%, 2014                 2,435,000      2,435,000
Quicksilver Resources, Inc., 7.125%, 2016              1,805,000      1,764,388
Whiting Petroleum Corp., 7%, 2014                      1,115,000      1,112,213
                                                                  -------------
                                                                  $  12,035,464
                                                                  -------------
ENTERTAINMENT - 1.0%
AMC Entertainment, Inc., 9.5%, 2011                   $  864,000  $     867,240
AMC Entertainment, Inc., 11%, 2016                       960,000      1,077,600
Six Flags, Inc., 8.875%, 2010                          1,015,000        982,013
Six Flags, Inc., 9.75%, 2013                             691,000        648,676
                                                                  -------------
                                                                  $   3,575,529
                                                                  -------------
FINANCIAL INSTITUTIONS - 2.4%
General Motors Acceptance Corp.,
6.875%, 2011                                          $3,222,000  $   3,304,799
General Motors Acceptance Corp.,
6.75%, 2014                                            5,465,000      5,613,282
                                                                  -------------
                                                                  $   8,918,081
                                                                  -------------
FOOD & BEVERAGES - 0.9%
B&G Foods Holding Corp., 8%, 2011                     $  970,000  $     979,700
Dole Foods Co., Inc., 8.875%, 2011                       950,000        935,750
Michael Foods, Inc., 8%, 2013                          1,360,000      1,411,000
                                                                  -------------
                                                                  $   3,326,450
                                                                  -------------
FOREST & PAPER PRODUCTS - 2.3%
Buckeye Technologies, Inc., 8%, 2010                  $  365,000  $     365,000
Buckeye Technologies, Inc., 8.5%, 2013                 2,140,000      2,257,700
Jefferson Smurfit Corp., 8.25%, 2012                   2,082,000      2,029,950
JSG Funding PLC, 7.75%, 2015                             150,000        144,000
MDP Acquisitions PLC, 9.625%, 2012                     1,070,000      1,134,200
Millar Western Forest Products Ltd.,
7.75%, 2013                                              735,000        659,663
Verso Paper Holdings LLC, 9.125%, 2014 (n)               745,000        776,663
Verso Paper Holdings LLC, 11.375%, 2016 (n)              880,000        924,000
                                                                  -------------
                                                                  $   8,291,176
                                                                  -------------
GAMING & LODGING - 6.2%
Greektown Holdings, 10.75%, 2013 (n)                  $1,240,000  $   1,295,800
Harrah's Entertainment, Inc., 5.75%, 2017              4,455,000      3,732,426
Majestic Star Casino LLC, 9.75%, 2011                  1,470,000      1,455,300
Mandalay Resort Group, 9.375%, 2010                      955,000      1,021,850
MGM Mirage, Inc., 8.5%, 2010                             580,000        620,600
MGM Mirage, Inc., 8.375%, 2011                         1,875,000      1,945,312
MGM Mirage, Inc., 6.75%, 2013                          1,115,000      1,089,912
MGM Mirage, Inc., 5.875%, 2014                         1,625,000      1,503,125
MGM Mirage, Inc., 6.875%, 2016                           985,000        945,600
Pinnacle Entertainment, Inc., 8.25%, 2012                700,000        707,000
Pokagon Gaming Authority, 10.375%, 2014 (n)              740,000        810,300
Station Casinos, Inc., 6.5%, 2014                      3,545,000      3,150,619
Trump Entertainment Resorts
Holdings, Inc., 8.5%, 2015                             1,085,000      1,079,575
Wimar Opco LLC, 9.625%, 2014 (z)                       1,010,000        999,900
Wynn Las Vegas LLC, 6.625%, 2014                       2,290,000      2,275,688
                                                                  -------------
                                                                  $  22,633,007
                                                                  -------------
INDUSTRIAL - 2.5%
Amsted Industries, Inc., 10.25%, 2011 (z)             $1,685,000  $   1,802,950
Blount, Inc., 8.875%, 2012                             1,465,000      1,494,300
Education Management LLC, 8.75%, 2014 (n)              1,110,000      1,148,850
Education Management LLC, 10.25%, 2016 (n)               790,000        835,425
JohnsonDiversey Holdings, Inc., "B",
9.625%, 2012                                           2,055,000      2,152,612
JohnsonDiversey Holdings, Inc.,
0% to 2007, 10.67% to 2013                               265,000        255,725
Knowledge Learning Corp., 7.75%, 2015 (z)                725,000        694,187
RBS Global & Rexnord Corp., 9.5%, 2014 (n)               685,000        712,400
                                                                  -------------
                                                                  $   9,096,449
                                                                  -------------
MACHINERY & TOOLS - 1.1%
Case Corp., 7.25%, 2016                               $  715,000  $     723,937
Case New Holland, Inc., 9.25%, 2011                      525,000        555,844
Case New Holland, Inc., 7.125%, 2014                   2,680,000      2,720,200
                                                                  -------------
                                                                  $   3,999,981
                                                                  -------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 6.8%
CDRV Investors, Inc.,
0% to 2010, 9.625% to 2015                            $1,705,000  $   1,321,375
DaVita, Inc., 6.625%, 2013                               750,000        751,875
DaVita, Inc., 7.25%, 2015                              2,630,000      2,682,600
HCA, Inc., 6.375%, 2015                                4,245,000      3,597,637
HCA, Inc., 9.25%, 2016 (n)                             4,835,000      5,179,494
HealthSouth Corp., 10.75%, 2016 (n)                    1,645,000      1,770,431
Omnicare, Inc., 6.875%, 2015                           1,865,000      1,841,688
Psychiatric Solutions, Inc., 7.75%, 2015                 990,000        987,525
Select Medical Corp., 7.625%, 2015                     1,525,000      1,265,750
Tenet Healthcare Corp., 9.25%, 2015                    1,555,000      1,555,000
U.S. Oncology, Inc., 10.75%, 2014                      2,125,000      2,348,125
Vanguard Health Holding II, 9%, 2014                   1,745,000      1,766,813
                                                                  -------------
                                                                  $  25,068,313
                                                                  -------------
METALS & MINING - 3.6%
Aleris International, Inc., 10%, 2016 (z)             $  605,000  $     611,050
Arch Western Finance LLC, 6.75%, 2013                  2,820,000      2,798,850
Chaparral Steel Co., 10%, 2013                         1,260,000      1,406,475
FMG Finance Ltd., 10.625%, 2016 (n)                    2,070,000      2,220,075
Griffin Coal Mining Co., 9.5%, 2016 (z)                  844,000        869,320
Massey Energy Co., 6.875%, 2013                        2,000,000      1,880,000
Peabody Energy Corp., 5.875%, 2016                     1,485,000      1,447,875
Peabody Energy Corp., 7.375%, 2016                     1,105,000      1,176,825
PNA Group, Inc., 10.75%, 2016 (n)                        880,000        909,700
                                                                  -------------
                                                                  $  13,320,170
                                                                  -------------
NATURAL GAS - DISTRIBUTION - 0.5%
AmeriGas Partners LP, 7.125%, 2016                    $1,820,000  $   1,820,000
                                                                  -------------
NATURAL GAS - PIPELINE - 3.0%
ANR Pipeline Co., 9.625%, 2021                        $  645,000  $     855,932
Atlas Pipeline Partners, 8.125%, 2015                  1,055,000      1,084,012
Colorado Interstate Gas Co., 5.95%, 2015                 770,000        759,731
El Paso Energy Corp., 7%, 2011                         1,910,000      1,981,625
El Paso Energy Corp., 7.75%, 2013                      1,530,000      1,600,762
El Paso Performance-Linked Trust,
7.75%, 2011 (n)                                        2,270,000      2,400,525
Transcontinental Gas Pipe Line Corp.,
7%, 2011                                                 705,000        724,388
Williams Cos., Inc., 7.125%, 2011                        725,000        754,000
Williams Partners LP, 7.25%, 2017 (z)                    840,000        856,800
                                                                  -------------
                                                                  $  11,017,775
                                                                  -------------
NETWORK & TELECOM - 3.9%
Cincinnati Bell, Inc., 8.375%, 2014                   $1,735,000  $   1,782,712
Citizens Communications Co., 9.25%, 2011               1,301,000      1,439,231
Hawaiian Telecom Communications, Inc.,
9.75%, 2013                                            1,075,000      1,077,687
Nordic Telephone Co. Holdings,
8.875%, 2016 (n)                                       1,580,000      1,690,600
Qwest Capital Funding, Inc., 7.25%, 2011               1,050,000      1,072,313
Qwest Corp., 7.875%, 2011                              1,095,000      1,166,175
Qwest Corp., 8.875%, 2012                              2,230,000      2,483,663
Time Warner Telecom Holdings, Inc.,
9.25%, 2014                                            1,625,000      1,736,719
Windstream Corp., 8.625%, 2016 (n)                     1,725,000      1,888,875
                                                                  -------------
                                                                  $  14,337,975
                                                                  -------------
OIL SERVICES - 1.1%
Basic Energy Services, Inc., 7.125%, 2016             $1,965,000  $   1,935,525
GulfMark Offshore, Inc., 7.75%, 2014                   1,175,000      1,198,500
Hanover Compressor Co., 9%, 2014                         910,000        982,800
                                                                  -------------
                                                                  $   4,116,825
                                                                  -------------
PHARMACEUTICALS - 0.3%
Warner Chilcott Corp., 8.75%, 2015                    $1,212,000  $   1,242,300
                                                                  -------------
PRINTING & PUBLISHING - 4.0%
American Media Operations, Inc.,
10.25%, 2009                                          $  660,000  $     639,375
American Media Operations, Inc.,
8.875%, 2011                                             370,000        337,625
Dex Media, Inc., 0% to 2008, 9% to 2013                3,580,000      3,195,150
Dex Media, Inc., 0% to 2008, 9% to 2013                1,690,000      1,508,325
Idearc, Inc., 8%, 2016 (n)                             3,685,000      3,740,275
MediaNews Group, Inc., 6.875%, 2013                    1,890,000      1,710,450
PRIMEDIA, Inc., 8%, 2013                               1,515,000      1,465,763
R.H. Donnelley Corp., 8.875%, 2016                     1,815,000      1,905,750
                                                                  -------------
                                                                  $  14,502,713
                                                                  -------------
RAILROAD & SHIPPING - 0.3%
TFM S.A. de C.V., 9.375%, 2012                        $  946,000  $   1,009,855
TFM S.A. de C.V., 12.5%, 2012                             98,000        105,840
                                                                  -------------
                                                                  $   1,115,695
                                                                  -------------
RESTAURANTS - 0.2%
Denny's Corp. Holdings, Inc., 10%, 2012               $  830,000  $     875,650
                                                                  -------------
RETAILERS - 1.3%
Buhrmann U.S., Inc., 7.875%, 2015                     $1,025,000  $     999,375
Couche-Tard, Inc., 7.5%, 2013                          1,055,000      1,078,737
Jean Coutu Group (PJC), Inc., 7.625%, 2012               910,000        957,775
Neiman Marcus Group, Inc., 9%, 2015                    1,030,000      1,123,988
Neiman Marcus Group, Inc., 10.375%, 2015                 660,000        734,250
                                                                  -------------
                                                                  $   4,894,125
                                                                  -------------
SPECIALTY STORES - 1.2%
GSC Holdings Corp., 8%, 2012                          $1,455,000  $   1,520,475
Michaels Stores, Inc., 11.375%, 2016 (n)               1,745,000      1,819,162
Payless ShoeSource, Inc., 8.25%, 2013                  1,120,000      1,164,800
                                                                  -------------
                                                                  $   4,504,437
                                                                  -------------
SUPERMARKETS - 0.0%
Jitney Jungle Stores of America,
Inc., 10.375%, 2007 (d)                               $   35,000  $           0
                                                                  -------------
TELECOMMUNICATIONS - WIRELESS - 1.7%
Centennial Communications Corp., 10%, 2013            $  290,000  $     308,487
Centennial Communications Corp.,
10.125%, 2013                                            615,000        662,662
Rogers Wireless, Inc., 6.375%, 2014                    1,475,000      1,493,438
Rogers Wireless, Inc., 7.5%, 2015                        795,000        862,575
Rural Cellular Corp., 9.875%, 2010                     1,170,000      1,244,588
Wind Acquisition Finance S.A.,
10.75%, 2015 (n)                                       1,620,000      1,842,750
                                                                  -------------
                                                                  $   6,414,500
                                                                  -------------
TOBACCO - 0.5%
Reynolds American, Inc., 7.25%, 2012                  $1,025,000  $   1,068,563
Reynolds American, Inc., 7.3%, 2015                      775,000        804,407
                                                                  -------------
                                                                  $   1,872,970
                                                                  -------------
TRANSPORTATION - SERVICES - 1.0%
Hertz Corp., 8.875%, 2014 (n)                         $2,135,000  $   2,236,412
Stena AB, 7%, 2016                                     1,343,000      1,275,850
                                                                  -------------
                                                                  $   3,512,262
                                                                  -------------
UTILITIES - ELECTRIC POWER - 3.8%
Edison Mission Energy, 7.75%, 2016                    $  915,000  $     969,900
Midwest Generation LLC, 8.75%, 2034                    2,380,000      2,582,300
Mirant North American LLC, 7.375%, 2013                1,390,000      1,410,850
Mission Energy Holding Co., 13.5%, 2008                1,395,000      1,537,988
NRG Energy, Inc., 7.375%, 2016                         4,795,000      4,818,975
NRG Energy, Inc., 7.375%, 2017                           625,000        626,563
Reliant Energy, Inc., 6.75%, 2014                        665,000        650,038
Reliant Resources, Inc., 9.25%, 2010                   1,155,000      1,212,750
                                                                  -------------
                                                                  $  13,809,364
                                                                  -------------
TOTAL BONDS
(IDENTIFIED COST, $304,502,311)                                   $ 311,302,177
                                                                  -------------
FLOATING RATE LOANS(g)(r) - 6.3%
AUTOMOTIVE - 1.8%
Ford Motor Co., Term Loan B, 8.36%, 2013              $3,341,195  $   3,342,030
General Motors, Term Loan B, 7.745%, 2013 (o)          2,393,645      2,394,143
Mark IV Industries, Inc., Second Lien
Term Loan, 2011 (o)                                    1,014,271      1,015,116
                                                                  -------------
                                                                  $   6,751,289
                                                                  -------------
CONTAINERS - 0.4%
Altivity Packaging LLC, Second Lien
Term Loan, 10.35%, 2013                               $  301,333  $     304,221
Altivity Packaging LLC, Second Lien
Term Loan, 10.3494%, 2013                                941,667        949,906
                                                                  -------------
                                                                  $   1,254,127
                                                                  -------------
ENERGY - INDEPENDENT - 0.2%
MEG Energy Corp., Bridge Term Loan,
10.12%, 2013                                          $  850,043  $     845,793
                                                                  -------------
FOOD & BEVERAGES - 0.2%
Dole Food Co., Inc., Letter of
Credit, 5.2438%, 2013 (o)                             $   82,132  $      81,501
Dole Food Co., Inc., Term Loan,
7.5455%, 2013 (o)                                        183,410        182,002
Dole Food Co., Inc., Term Loan C,
7.4603%, 2013 (o)                                        611,369        606,674
                                                                  -------------
                                                                  $     870,177
                                                                  -------------
FOREST & PAPER PRODUCTS - 0.5%
Georgia-Pacific Corp., Term Loan,
7.3561%, 2012                                         $1,728,432  $   1,736,669
Georgia-Pacific Corp., Term Loan
B-2, 2013 (o)                                            115,026        115,553
                                                                  -------------
                                                                  $   1,852,222
                                                                  -------------
GAMING & LODGING - 0.5%
Gulfside Casino, Term Loan B,
10.3703%, 2012                                        $1,814,686  $   1,823,760
                                                                  -------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 0.5%
HCA, Inc., Term Loan B, 8.1138%, 2012                 $1,731,769  $   1,751,055
                                                                  -------------
POLLUTION CONTROL - 0.2%
Allied Waste North America, Inc.,
Term Loan, 7.1576%, 2012                              $  549,944  $     550,517
Allied Waste North America, Inc.,
Term Loan A, 7.0629%, 2012                               243,873        244,361
                                                                  -------------
                                                                  $     794,878
                                                                  -------------
PRINTING & PUBLISHING - 1.5%
Idearc, Inc., Term Loan B, 7.35%, 2014                $3,915,375  $   3,934,952
Nielsen Finance LLC, Term Loan B,
8.1254%, 2013                                          1,467,857      1,477,818
                                                                  -------------
                                                                  $   5,412,770
                                                                  -------------
SPECIALTY STORES - 0.5%
Michaels Stores, Inc., Term Loan,
8.375%, 2013                                          $1,704,686  $   1,714,275
                                                                  -------------
TOTAL FLOATING RATE LOANS
(IDENTIFIED COST, $22,995,128)                                    $  23,070,346
                                                                  -------------
COMMON STOCKS - 1.2%
CHEMICALS - 0.3%
Huntsman Corp. (a)                                        51,100  $     969,367
                                                                  -------------
CONTAINERS - 0.2%
Crown Holdings, Inc. (a)                                  43,500  $     910,020
                                                                  -------------
ENERGY - INDEPENDENT - 0.4%
Chesapeake Energy Corp.                                   12,700  $     368,935
Foundation Coal Holdings, Inc.                            35,130      1,115,729
                                                                  -------------
                                                                  $   1,484,664
                                                                  -------------
MACHINERY & TOOLS - 0.1%
Titan International, Inc.                                 20,200  $     407,030
                                                                  -------------
METALS & MINING - 0.0%
Oxford Automotive, Inc. (a)                                   82  $           0
                                                                  -------------
PRINTING & PUBLISHING - 0.0%
Golden Books Family Entertainment, Inc. (a)                2,125  $           0
                                                                  -------------
TELEPHONE SERVICES - 0.2%
Windstream Corp.                                          59,600  $     847,512
                                                                  -------------
TOTAL COMMON STOCKS (IDENTIFIED
COST, $4,506,127)                                                 $   4,618,593
                                                                  -------------
PREFERRED STOCKS - 0.1%
BROADCASTING - 0.1%
ION Media Networks, Inc., 13.25% (p)                          43  $     318,200
                                                                  -------------
REAL ESTATE - 0.0%
HRPT Properties Trust, REIT, "B", 8.75%                    1,200  $      30,852
                                                                  -------------
TOTAL PREFERRED STOCKS (IDENTIFIED COST, $381,424)                $     349,052
                                                                  -------------
CONVERTIBLE PREFERRED STOCKS - 0.4%
REAL ESTATE - 0.4%
Mills Corp., "F", 6.75%
(Identified Cost, $1,179,500)                              1,500  $   1,344,375
                                                                  -------------
CONVERTIBLE BONDS - 0.4%
AUTOMOTIVE - 0.4%
Ford Motor Co., 4.25%, 2036
(Identified Cost, $1,280,000)                         $1,280,000  $   1,368,000
                                                                  -------------
                        STRIKE       FIRST
ISSUER                   PRICE    EXERCISE
WARRANTS - 0.0%
BUSINESS SERVICES - 0.0%
Loral Space &
Communications
Ltd. (a)                 $0.14     1/28/97                   100             $0
Loral Space &
Communications
Ltd. (a)                 $0.14     1/28/97                   200              0
                                                                  -------------
TOTAL WARRANTS
(IDENTIFIED COST, $4,380)                                         $           0
                                                                  -------------

ISSUER                                    SHARES/PAR                  VALUE ($)
REPURCHASE AGREEMENTS - 5.9%
Merrill Lynch, 5.32%, dated
12/29/06, due 1/02/07, total to be
received $21,560,737 (secured by
various U.S. Treasury and Federal
Agency obligations and Mortgage
Backed securities in a jointly
traded account), at Cost                             $21,548,000  $  21,548,000
                                                                  -------------
TOTAL INVESTMENTS
(IDENTIFIED COST, $356,396,870) (k)                               $ 363,600,543
                                                                  -------------
OTHER ASSETS,
LESS LIABILITIES - 0.9%                                               3,408,246
                                                                  -------------
NET ASSETS - 100.0%                                               $ 367,008,789
                                                                  -------------
(a) Non-income producing security.
(d) Non-income producing security - in default.
(g) The rate shown represents a weighted average coupon rate on settled positions at period end.
(k) As of December 31, 2006, the series held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $304,627,947 and 83.78% of market value. An independent pricing service provided an evaluated bid for 83.78% of the market value.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $61,953,334, representing 16.9% of net assets.
(o) All or a portion of this position has not settled. Upon settlement date, interest rates will be determined.
(p) Payment-in-kind security.
(r) Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.


(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The series holds the following restricted securities:

                                                                   ACQUISITION        ACQUISITION       CURRENT       TOTAL % OF
RESTRICTED SECURITIES                                                 DATE                COST        MARKET VALUE    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Airlie LCDO Ltd., CDO, FRN, 7.265%, 2011                            10/13/06            $  677,000     $   677,000
Aleris International, Inc., 10%, 2016                               12/13/06               605,000         611,050
Amsted Industries, Inc., 10.25%, 2011                           8/8/03 - 4/25/06         1,809,894       1,802,950
Anthracite Ltd., CDO, 6%, 2037                                       5/14/02               187,171         265,350
Arbor Realty Mortgage Securities, CDO, FRN, 7.638%, 2038            12/20/05               750,000         730,756
Asset Securitization Corp., FRN, 8.3571%, 2029                       1/25/05             1,726,172       2,163,166
CWCapital Cobalt Ltd., "F", CDO, FRN, 6.68%, 2050                    4/12/06               500,000         500,800
Esco Corp., 8.625%, 2013                                            12/12/06               500,000         513,750
Griffin Coal Mining Co., 9.5%, 2016                                 11/10/06               844,000         869,320
Knowledge Learning Corp., 7.75%, 2015                                1/28/05               725,000         694,187
Masonite Corp.. 11%, 2015                                       11/7/06 - 12/5/06        1,136,319       1,142,375
Wachovia Credit, CDO, FRN, 6.7156%, 2026                             6/8/06                372,000         372,930
Williams Partners LP, 7.25%, 2017                                    12/6/06               840,000         856,800
Wimar Opco LLC, 9.625%, 2014                                        12/14/06             1,010,000         999,900
--------------------------------------------------------------------------------------------------------------------------------
Total Restricted Securities                                                                             $12,200,334      3.3%

The following abbreviations are used in this report and are defined:

CDO Collateralized Debt Obligation
CLO Collateralized Loan Obligation
FRN Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT Real Estate Investment Trust

FUTURES CONTRACTS OUTSTANDING AT 12/31/06:
                                                                                                                  UNREALIZED
                                                                                               EXPIRATION        APPRECIATION
DESCRIPTION                                               CONTRACTS            VALUE              DATE          (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond (Long)                                    102            $11,366,625          Mar-07           $(205,924)

At December 31, 2006, the series had sufficient cash and/or securities to cover any commitments under these derivative contracts.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
--------------------------------------------------------------------------------
Investments, at value (identified cost,
$356,396,870)                                        $363,600,543
Cash                                                      199,892
Receivable for investments sold                           174,376
Receivable for series shares sold                         973,064
Interest and dividends receivable                       6,415,281
Receivable from investment adviser                         13,956
Other assets                                                8,882
--------------------------------------------------------------------------------
Total assets                                                        $371,385,994
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for daily variation margin on open
futures contracts                                          $9,563
Payable for investments purchased                       4,006,511
Payable for series shares reacquired                      202,749
Payable to affiliates
  Management fee                                           28,085
  Shareholder servicing costs                               1,564
  Distribution fees                                           324
  Administrative services fee                                 798
Accrued expenses and other liabilities                    127,611
--------------------------------------------------------------------------------
Total liabilities                                                     $4,377,205
--------------------------------------------------------------------------------
Net assets                                                          $367,008,789
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in capital                                      $348,504,069
Unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                       6,997,749
Accumulated net realized gain (loss) on investments
and foreign currency transactions                     (14,266,756)
Undistributed net investment income                    25,773,727
--------------------------------------------------------------------------------
Net assets                                                          $367,008,789
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding                             36,564,990
--------------------------------------------------------------------------------
Initial Class shares:
  Nets assets                                        $355,112,870
  Shares outstanding                                   35,374,485
--------------------------------------------------------------------------------
  Net asset value per share                                               $10.04
--------------------------------------------------------------------------------
Service Class shares:
  Nets assets                                         $11,895,919
  Shares outstanding                                    1,190,505
--------------------------------------------------------------------------------
  Net asset value per share                                                $9.99
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06

NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Income
  Interest                                                                                 $27,904,296
  Dividends                                                                                    317,838
  Foreign taxes withheld                                                                        (5,827)
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                           $28,216,307
-----------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                            $2,671,555
  Distribution fees                                                                             27,342
  Shareholder servicing costs                                                                  125,320
  Administrative services fee                                                                   67,089
  Independent trustees' compensation                                                            11,955
  Custodian fee                                                                                140,214
  Shareholder communications                                                                   124,514
  Auditing fees                                                                                 47,725
  Legal fees                                                                                    28,997
  Miscellaneous                                                                                 19,958
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                     $3,264,669
-----------------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                         (49,628)
  Reduction of expenses by investment adviser                                                 (106,655)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                       $3,108,386
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                             $25,107,921
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                                    $(115,269)
  Futures contracts                                                                            187,349
  Foreign currency transactions                                                               (119,868)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                                            $(47,788)
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                              $10,208,398
  Futures contracts                                                                           (205,924)
  Translation of assets and liabilities in foreign currencies                                   43,732
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                                        $10,046,206
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                                        $9,998,418
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                                              $35,106,339
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                                       2006                     2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                     $25,107,921             $25,849,459
Net realized gain (loss) on investments and foreign currency transactions                     (47,788)              2,376,667
Net unrealized gain (loss) on investments and foreign currency translation                 10,046,206             (21,905,498)
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $35,106,339              $6,320,628
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
From net investment income
  Initial Class                                                                          $(27,103,042)           $(23,542,817)
  Service Class                                                                              (793,009)             (3,786,010)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                             $(27,896,051)           $(27,328,827)
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                                       $(5,521,813)           $(48,480,156)
-----------------------------------------------------------------------------------------------------------------------------
Total change in net assets                                                                 $1,688,475            $(69,488,355)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
At beginning of period                                                                    365,320,314             434,808,669
At end of period (including undistributed net investment income of $25,773,727
and $27,894,842, respectively)                                                           $367,008,789            $365,320,314
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years.
Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                                    YEARS ENDED 12/31
                                                           -------------------------------------------------------------------
                                                               2006            2005           2004          2003          2002

Net asset value, beginning of period                          $9.87          $10.37          $9.97         $8.81         $9.22
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                     $0.68           $0.67          $0.68         $0.68         $0.73
Net realized and unrealized gain (loss) on investments
and foreign currency                                           0.29           (0.48)          0.19          0.87         (0.50)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              $0.97           $0.19          $0.87         $1.55         $0.23
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $(0.80)         $(0.69)        $(0.47)       $(0.39)       $(0.64)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $10.04           $9.87         $10.37         $9.97         $8.81
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                    10.37            2.16           9.15         17.96          2.56
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                         0.91            0.90           0.86          0.89          0.88
Expenses after expense reductions (f)                          0.88            0.90           0.89(e)       0.90(e)       0.90(e)
Net investment income                                          7.06            6.81           6.86          7.23          8.32
Portfolio turnover                                               92              56             63            82            68
Net assets at end of period (000 omitted)                  $355,113        $355,264       $379,246      $319,245      $120,711
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                                      YEARS ENDED 12/31
                                                               ---------------------------------------------------------------
                                                                   2006           2005          2004         2003         2002

Net asset value, beginning of period                              $9.80         $10.29         $9.91        $8.77        $9.20
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                         $0.66          $0.68         $0.65        $0.65        $0.70
Net realized and unrealized gain (loss) on investments
and foreign currency                                               0.27          (0.50)         0.19         0.88        (0.49)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  $0.93          $0.18         $0.84        $1.53        $0.21
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                       $(0.74)        $(0.67)       $(0.46)      $(0.39)      $(0.64)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $9.99          $9.80        $10.29        $9.91        $8.77
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                         9.99           2.05          8.82        17.70         2.33
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                             1.16           1.15          1.11         1.14         1.13
Expenses after expense reductions (f)                              1.13           1.15          1.14(e)      1.15(e)      1.15(e)
Net investment income                                              6.81           6.38          6.62         6.99         8.16
Portfolio turnover                                                   92             56            63           82           68
Net assets at end of period (000 omitted)                       $11,896        $10,056       $55,562      $40,955      $17,190
------------------------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS High Income Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 28 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The series can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DERIVATIVE RISK - The series may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the series uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include futures contracts and forward foreign currency exchange contracts.

FUTURES CONTRACTS - The series may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. Upon entering into such contracts, the series bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non- hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS - The series may invest in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the series to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. The series earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. These fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, defaulted bonds, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

                                                12/31/06     12/31/05

      Ordinary income (including any
      short-term capital gains)              $27,896,051  $27,328,827

The federal tax cost and the tax basis components of distributable earnings were as follows:

              AS OF 12/31/06

              Cost of investments                  $357,309,010
             --------------------------------------------------
              Gross appreciation                     $8,822,195
              Gross depreciation                     (2,530,662)
              -------------------------------------------------
              Net unrealized appreciation
              (depreciation)                         $6,291,533
              Undistributed ordinary income         $25,773,999
              Capital loss carryforwards            (13,560,540)
              Other temporary differences                  (272)

As of December 31, 2006, the series had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

              12/31/09                              $(2,125,589)
              12/31/10                               (8,888,518)
              12/31/13                                 (192,521)
              12/31/14                               (2,353,912)
              -------------------------------------------------
                                                   $(13,560,540)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the series. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. At the commencement of the period, the investment adviser had agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1 billion. Effective August 1, 2006, the investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $1 billion of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the series' Board of Trustees. This management fee reduction amounted to $74,731, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.73% of the series' average daily net assets.

The investment adviser has agreed in writing to pay a portion of the series' operating expenses, exclusive of management, distribution and certain other fees and expenses, such that operating expenses do not exceed 0.15% annually of the series' average daily net assets. This written agreement will continue through April 30, 2007 unless changed or rescinded by the series' Board of Trustees. For the year ended December 31, 2006, this reduction amounted to $29,933 and is reflected as a reduction of total expenses in the Statement of Operations.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $124,673, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $297. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0188% of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $2,850. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,991, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $306,802,063 and $311,767,133, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                          YEAR ENDED 12/31/06             YEAR ENDED 12/31/05
                                                                        SHARES          AMOUNT          SHARES          AMOUNT
Shares sold
  Initial Class                                                         4,346,709      $41,824,785      8,110,909      $80,210,565
  Service Class                                                           246,541        2,390,147        634,682        6,345,505
----------------------------------------------------------------------------------------------------------------------------------
                                                                        4,593,250      $44,214,932      8,745,591      $86,556,070

Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                         2,892,534      $27,103,042      2,499,238      $23,542,817
  Service Class                                                            84,813          793,009        404,500        3,786,010
----------------------------------------------------------------------------------------------------------------------------------
                                                                        2,977,347      $27,896,051      2,903,738      $27,328,827

Shares reacquired
  Initial Class                                                        (7,855,022)    $(76,017,847)   (11,204,378)   $(111,695,632)
  Service Class                                                          (167,498)      (1,614,949)    (5,412,210)     (50,669,421)
----------------------------------------------------------------------------------------------------------------------------------
                                                                       (8,022,520)    $(77,632,796)   (16,616,588)   $(162,365,053)

Net change
  Initial Class                                                          (615,779)     $(7,090,020)      (594,231)     $(7,942,250)
  Service Class                                                           163,856        1,568,207     (4,373,028)     (40,537,906)
----------------------------------------------------------------------------------------------------------------------------------
                                                                         (451,923)     $(5,521,813)    (4,967,259)    $(48,480,156)

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $2,236 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS High Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500
Boylston Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   --------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)           Trustee                   February 2004     Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)             Trustee                   February 2004     Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                 Trustee and Chair of      February 1992     Private investor; Eastern Enterprises (diversified
(born 5/01/36)                 Trustees                                    services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)            Trustee                   January 2006      Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.         Trustee                   August 1993       Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning               Trustee                   January 2004      Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow               Trustee                   December 1993     Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty                Trustee                   December 2004     Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera             Trustee                   July 1981         Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt               Trustee                   August 1993       Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen              Trustee                   March 2005        Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                  Trustee                   January 2006      Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)              President                 November 2005     Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)              Treasurer                 September 2005    Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)       Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 1/18/74)                 Assistant Clerk                             and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)              Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Special
(born 11/21/63)                Assistant Clerk                             Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)          Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)            Assistant Secretary and   September 2005    Massachusetts Financial Services Company, Vice President
(born 7/10/68)                 Assistant Clerk                             and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)             Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)         Assistant Secretary and   June 2006         Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                 Assistant Clerk                             President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)              Assistant Treasurer       April 1997        Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)             Assistant Secretary and   May 2005          Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                 Assistant Clerk                             President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)            Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 11/05/70)                Assistant Clerk                             and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)            Secretary and Clerk       January 2006      Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino             Independent Chief         June 2004         Tarantino LLC (provider of compliance services),
(born 3/07/44)                 Compliance Officer                          Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)               Assistant Treasurer       September 1990    Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr.
    Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs.
Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741              200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGERS
John Addeo
David Cole

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 4th quintile for each of the one and five-year periods ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the ongoing substandard investment performance of the Series. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS' efforts to improve the Series' performance, including the recent restructuring of responsibilities among MFS' senior investment management executives. In addition, the Trustees requested that they receive a separate update on the Series' performance at each of their meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but would continue to closely monitor the performance of the Series.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on assets over $1 billion, which may not be changed without the Trustees' approval, and that MFS currently observes an expense limitation for the Series. The Trustees also considered that, according to the Lipper data, the Series effective advisory fee rate (taking into account the expense limitation) and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is currently subject to a breakpoint as a result of the advisory fee waiver described above. They also considered that MFS proposed to reduce the Series' annual advisory fee rate on net assets up to $1 billion by 0.05%, effective August 1, 2006. Based on these considerations, the Trustees concluded that the Series' advisory fee rate schedule, as modified, was sufficient to allow the Series to benefit from economies of scale as assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) INVESTORS GROWTH STOCK SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VGS-ANN

MFS(R) INVESTORS GROWTH STOCK SERIES

TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          5
--------------------------------------------------------------
EXPENSE TABLE                                                7
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     8
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        10
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               15
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     20
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       21
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               24
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       27
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              27
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       28
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER

-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              95.4%
              Cash & Other Net Assets                     4.6%

              TOP TEN HOLDINGS

              Cisco Systems, Inc.                         3.8%
              ------------------------------------------------
              General Electric Co.                        2.9%
              ------------------------------------------------
              Intel Corp.                                 2.7%
              ------------------------------------------------
              Johnson & Johnson                           2.4%
              ------------------------------------------------
              Procter & Gamble Co.                        2.3%
              ------------------------------------------------
              Microsoft Corp.                             2.3%
              ------------------------------------------------
              Google, Inc., "A"                           2.1%
              ------------------------------------------------
              Adobe Systems, Inc.                         1.9%
              ------------------------------------------------
              Medtronic, Inc.                             1.9%
              ------------------------------------------------
              Amdocs Ltd.                                 1.9%
              ------------------------------------------------

              COMMON STOCK SECTORS

              Technology                                 22.9%
              ------------------------------------------------
              Health Care                                19.3%
              ------------------------------------------------
              Financial Services                          9.9%
              ------------------------------------------------
              Industrial Goods & Services                 8.9%
              ------------------------------------------------
              Retailing                                   7.4%
              ------------------------------------------------
              Special Products & Services                 6.8%
              ------------------------------------------------
              Consumer Staples                            6.1%
              ------------------------------------------------
              Leisure                                     5.3%
              ------------------------------------------------
              Energy                                      4.2%
              ------------------------------------------------
              Basic Materials                             1.5%
              ------------------------------------------------
              Transportation                              1.4%
              ------------------------------------------------
              Utilities & Communications                  0.9%
              ------------------------------------------------
              Autos & Housing                             0.8%
              ------------------------------------------------

Percentages are based on net assets as of 12/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS Investors Growth Stock Series provided a total return of 7.58%, while Service Class shares provided a total return of 7.30%. These compare with a return of 9.07% for the series' benchmark, the Russell 1000 Growth Index.

DETRACTORS FROM PERFORMANCE

Stock selection and our positioning in the technology sector held back performance relative to the benchmark. Within this sector, networking chip maker Marvell Technology Group(c), data storage systems provider EMC Corp., and flash memory products maker SanDisk were among the portfolio's top detracting holdings. The sources of underperformance at Marvell included a dilutive acquisition, a stock options backdating investigation, and disappointing second and third quarter operating results. EMC's stock was under pressure after the company pre-announced weak second quarter results. Customer demand for its next generation high end storage product was under- estimated, causing shipping delays.

Stock selection in the leisure sector, driven by our holding in Carnival Cruise Line(c)(g), held back relative performance. Softening demand for Carnival's Caribbean cruises, primarily in the low and mid-level brands, combined with rising fuel costs, caused Carnival to reduce its 2006 earnings guidance early in the year. Not holding strong-performing cable company Comcast also detracted from results.

A combination of stock selection and an underweighted position in the strong-performing consumer staples sector hurt relative returns. No individual holdings within this sector were among the portfolio's top detractors.

There were a number of stocks in the health care sector that hurt relative performance. Biotechnology firm Genzyme, medical device maker Advanced Medical Optics, and cardiovascular medical devices manufacturer St. Jude Medical were among the top detractors. Shares of Genzyme declined after the company missed their first quarter earnings target and reported slightly lower sales of Fabrazyme and Synvisc. Higher operating expenses also held back the stock's performance. Advanced Medical Optics struggled after the company lowered its earnings guidance for 2007. Management cited a slowdown in laser vision correction procedures and a slower-than-expected uptake of its multifocal intraocular lenses, especially in Europe, as reasons for its dampened outlook.

In retailing, home products retailer Williams-Sonoma and specialty apparel retailer Chico's(g) were among the top detractors. At Williams-Sonoma strong sales from the company's emerging brands were unable to offset weaker sales from their core brands. Weakness in the Chico's brand and heavy investments in its younger concepts pressured the company's results throughout the period.

CONTRIBUTORS TO PERFORMANCE

Stock selection and our underweighted position in the energy sector helped relative performance. No individual names within this sector were among the top contributors to relative results.

Stock selection in the basic materials and special products and services sectors aided relative returns. Within special products and services, billing software company Amdocs Ltd.(c) was a strong performer relative to the benchmark. Amdocs continued to benefit from two secular trends within the communications sector: telecommunications carrier consolidation and the convergence of wireless, wireline, and cable. No individual holdings within the basic materials sector were among the top contributors.

The portfolio's underweighted position in transportation, a sector that lagged the overall benchmark, also benefited relative results.

Elsewhere, network equipment company Cisco Systems and wireless communications provider America Movil(c) were notable strong performers over the period. Cisco's shares rose as the company reported strong earnings. In the latter half of the period, the company issued better-than-expected fiscal second quarter guidance and reiterated their confidence that the company's full year earnings would be at the high end of their projected range. America Movil gained on continued strength in subscriber growth and stable ARPUs (average revenue per user).

Casino resorts operator Las Vegas Sands and slot machine maker International Game Technology(g) contributed to results. Other stocks that boosted relative returns included biotechnology companies Celgene and Gilead Sciences(g), wireless equipment company QUALCOMM, and investment banking firm Morgan Stanley.

During the reporting period, currency exposure was a contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Jeffrey C. Constantino      Stephen Pesek          Maureen H. Pettirossi
Portfolio Manager           Portfolio Manager      Portfolio Manager

Note to Shareholders: Effective November 2006, Jeffrey C. Constantino became a co-manager of the portfolio with Stephen Pesek and Maureen Pettirossi. He replaced S. Irfan Ali.

(c) Security is not a benchmark constituent.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (t)

                      MFS Investors Growth
                         Stock Series --             Russell 1000
                          Initial Class              Growth Index
            5/99             $10,000                   $10,000
            12/99             14,001                    12,504
            12/00             13,138                     9,700
            12/01              9,966                     7,719
            12/02              7,222                     5,567
            12/03              8,885                     7,223
            12/04              9,701                     7,678
            12/05             10,136                     8,082
            12/06             10,904                     8,815

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

    Share class      Class inception date        1-yr        5-yr      Life (t)
------------------------------------------------------------------------------
   Initial Class            5/03/99              7.58%       1.82%       1.13%
------------------------------------------------------------------------------
   Service Class            5/01/00              7.30%       1.56%       0.83%
------------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
------------------------------------------------------------------------------
Russell 1000 Growth Index (f)                    9.07%       2.69%      -1.63%
------------------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.
(t) For the period from the commencement of the series' investment operations, May 3, 1999 through the stated period end. Index information is from May 1, 1999.

INDEX DEFINITION

Russell 1000 Growth Index - constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006.

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    7/01/06-
Class                       Ratio       7/01/06        12/31/06       12/31/06
--------------------------------------------------------------------------------
           Actual           0.88%     $1,000.00       $1,087.80         $4.63
Initial    ---------------------------------------------------------------------
 Class     Hypothetical(h)  0.88%     $1,000.00       $1,020.77         $4.48

--------------------------------------------------------------------------------
           Actual           1.13%     $1,000.00       $1,086.50         $5.94
Service    ---------------------------------------------------------------------
 Class     Hypothetical(h)  1.13%     $1,000.00       $1,019.51         $5.75
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                              SHARES/PAR     VALUE ($)

COMMON STOCKS - 95.4%
AEROSPACE - 3.0%
Boeing Co.                                            56,330    $   5,004,357
Precision Castparts Corp.                             39,740        3,110,847
United Technologies Corp.                             90,550        5,661,186
                                                                -------------
                                                                $  13,776,390
                                                                -------------
APPAREL MANUFACTURERS - 2.2%
Coach, Inc. (a)                                       54,200    $   2,328,432
LVMH Moet Hennessy Louis Vuitton S.A                  31,700        3,344,795
NIKE, Inc., "B"                                       45,830        4,538,545
                                                                -------------
                                                                $  10,211,772
                                                                -------------
AUTOMOTIVE - 0.8%
Harman International Industries, Inc.                 34,810    $   3,477,867
                                                                -------------
BIOTECHNOLOGY - 4.4%
Amgen, Inc. (a)                                      116,660    $   7,969,045
Celgene Corp. (a)                                     70,670        4,065,645
Genzyme Corp. (a)                                    136,040        8,377,343
                                                                -------------
                                                                $  20,412,033
                                                                -------------
BROADCASTING - 1.1%
News Corp., "A"                                      240,870    $   5,173,888
                                                                -------------
BROKERAGE & ASSET MANAGERS - 3.7%
Charles Schwab Corp.                                 294,600    $   5,697,564
Chicago Mercantile Exchange
Holdings, Inc., "A"                                    6,610        3,369,448
Merrill Lynch & Co., Inc.                             25,720        2,394,532
Morgan Stanley                                        66,940        5,450,924
                                                                -------------
                                                                $  16,912,468
                                                                -------------
BUSINESS SERVICES - 5.5%
Amdocs Ltd. (a)                                      220,850    $   8,557,938
Automatic Data Processing, Inc.                       56,450        2,780,162
CheckFree Corp. (a)                                   61,950        2,487,912
First Data Corp.                                     310,450        7,922,684
Western Union Co.                                    151,070        3,386,989
                                                                -------------
                                                                $  25,135,685
                                                                -------------
CHEMICALS - 1.3%
Ecolab, Inc.                                          44,270    $   2,001,004
Monsanto Co.                                          76,760        4,032,203
                                                                -------------
                                                                $   6,033,207
                                                                -------------
COMPUTER SOFTWARE - 5.7%
Adobe Systems, Inc. (a)                              216,774    $   8,913,747
Microsoft Corp.                                      348,910       10,418,453
Oracle Corp. (a)                                     412,170        7,064,594
                                                                -------------
                                                                $  26,396,794
                                                                -------------
COMPUTER SOFTWARE - SYSTEMS - 3.1%
Apple Computer, Inc. (a)                              64,160    $   5,443,334
Dell, Inc. (a)                                        93,200        2,338,388
Hewlett-Packard Co.                                  158,100        6,512,139
                                                                -------------
                                                                $  14,293,861
                                                                -------------
CONGLOMERATES - 0.5%
Textron, Inc.                                         23,970    $   2,247,667
                                                                -------------
CONSUMER GOODS & SERVICES - 3.7%
Colgate-Palmolive Co.                                 39,860    $   2,600,466
eBay, Inc. (a)                                       123,750        3,721,163
Procter & Gamble Co.                                 164,593       10,578,392
                                                                -------------
                                                                $  16,900,021
                                                                -------------
ELECTRICAL EQUIPMENT - 4.8%
Danaher Corp.                                         16,000    $   1,159,040
General Electric Co.                                 356,830       13,277,644
Rockwell Automation, Inc.                             87,020        5,315,182
W.W. Grainger, Inc.                                   35,410        2,476,575
                                                                -------------
                                                                $  22,228,441
                                                                -------------
ELECTRONICS - 5.2%
Applied Materials, Inc.                              223,770    $   4,128,556
Intel Corp.                                          625,730       12,671,033
Marvell Technology Group Ltd. (a)                    181,040        3,474,158
Samsung Electronics Co. Ltd., GDR                      7,019        2,309,251
SanDisk Corp. (a)                                     29,400        1,265,082
                                                                -------------
                                                                $  23,848,080
                                                                -------------
ENERGY - INTEGRATED - 0.6%
Exxon Mobil Corp.                                     37,980    $   2,910,407
                                                                -------------
FOOD & BEVERAGES - 2.4%
Nestle S.A                                            14,059    $   4,994,296
PepsiCo, Inc.                                         98,830        6,181,817
                                                                -------------
                                                                $  11,176,113
                                                                -------------
FOOD & DRUG STORES - 0.5%
CVS Corp.                                             77,330    $   2,390,270
                                                                -------------
GAMING & LODGING - 2.8%
Harrah's Entertainment, Inc.                          13,770    $   1,139,054
International Game Technology                        171,090        7,904,358
Las Vegas Sands Corp. (a)                             15,210        1,360,991
Starwood Hotels & Resorts, Inc.                       39,580        2,473,750
                                                                -------------
                                                                $  12,878,153
                                                                -------------
GENERAL MERCHANDISE - 1.9%
Family Dollar Stores, Inc.                            87,770    $   2,574,294
Target Corp.                                         108,500        6,189,925
                                                                -------------
                                                                $   8,764,219
                                                                -------------
HEALTH MAINTENANCE ORGANIZATIONS - 0.6%
UnitedHealth Group, Inc.                              48,550    $   2,608,592
                                                                -------------
INTERNET - 3.0%
Google, Inc., "A" (a)                                 21,440    $   9,872,691
Yahoo!, Inc. (a)                                     144,120        3,680,825
                                                                -------------
                                                                $  13,553,516
                                                                -------------
LEISURE & TOYS - 1.1%
Electronic Arts, Inc. (a)                            104,090    $   5,241,972
                                                                -------------
MACHINERY & TOOLS - 1.1%
Deere & Co.                                           54,250    $   5,157,547
                                                                -------------
MAJOR BANKS - 1.8%
JPMorgan Chase & Co.                                  81,670    $   3,944,661
State Street Corp.                                    66,370        4,475,993
                                                                -------------
                                                                $   8,420,654
                                                                -------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 1.4%
Caremark Rx, Inc.                                    112,200    $   6,407,742
                                                                -------------
MEDICAL EQUIPMENT - 4.8%
Advanced Medical Optics, Inc. (a)(l)                 118,680    $   4,177,536
Baxter International, Inc.                            97,540        4,524,881
DENTSPLY International, Inc.                          74,470        2,222,929
Medtronic, Inc.                                      163,850        8,767,614
St. Jude Medical, Inc. (a)                            65,210        2,384,078
                                                                -------------
                                                                $  22,077,038
                                                                -------------
NETWORK & TELECOM - 5.1%
Cisco Systems, Inc. (a)                              646,480    $  17,668,298
Corning, Inc. (a)                                     95,250        1,782,127
Juniper Networks, Inc. (a)                            70,370        1,332,808
QUALCOMM, Inc.                                        72,920        2,755,647
                                                                -------------
                                                                $  23,538,880
                                                                -------------
OIL SERVICES - 3.6%
GlobalSantaFe Corp.                                  108,080    $   6,352,942
Noble Corp.                                           56,200        4,279,630
Schlumberger Ltd.                                     40,040        2,528,926
Transocean, Inc. (a)                                  17,600        1,423,664
Weatherford International Ltd. (a)                    46,940        1,961,623
                                                                -------------
                                                                $  16,546,785
                                                                -------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 4.4%
American Express Co.                                 133,020    $   8,070,323
SLM Corp.                                            108,370        5,285,205
UBS AG                                               117,092        7,113,514
                                                                -------------
                                                                $  20,469,042
                                                                -------------
PERSONAL COMPUTERS & PERIPHERALS - 0.8%
EMC Corp. (a)                                        190,530    $   2,514,996
Seagate Technology LLC                                47,500        1,258,750
                                                                -------------
                                                                $   3,773,746
                                                                -------------
PHARMACEUTICALS - 8.1%
Allergan, Inc.                                        52,760    $   6,317,482
Eli Lilly & Co.                                       86,530        4,508,213
Johnson & Johnson                                    168,470       11,122,389
Roche Holding AG                                      44,930        8,054,151
Wyeth                                                144,280        7,346,738
                                                                -------------
                                                                $  37,348,973
                                                                -------------
RAILROAD & SHIPPING - 0.9%
Burlington Northern Santa Fe Corp.                    55,280    $   4,080,217
                                                                -------------
RESTAURANTS - 0.3%
YUM! Brands, Inc.                                     25,760    $   1,514,688
                                                                -------------
SPECIALTY CHEMICALS - 0.2%
Praxair, Inc.                                         18,500    $   1,097,605
                                                                -------------
SPECIALTY STORES - 2.8%
Lowe's Cos., Inc.                                    117,830    $   3,670,405
Staples, Inc.                                        214,385        5,724,080
Williams-Sonoma, Inc. (l)                            108,000        3,395,520
                                                                -------------
                                                                $  12,790,005
                                                                -------------
TELECOMMUNICATIONS - WIRELESS - 0.9%
America Movil S.A. de C.V., "L", ADR                  89,460    $   4,045,381
                                                                -------------
TOBACCO - 0.8%
Altria Group, Inc.                                    44,360    $   3,806,975
                                                                -------------
TRUCKING - 0.5%
FedEx Corp.                                           20,840    $   2,263,641
                                                                -------------
TOTAL COMMON STOCKS
(IDENTIFIED COST, $410,052,590)                                 $ 439,910,335
                                                                -------------
REPURCHASE AGREEMENTS - 4.3%
Merrill Lynch, 5.32%, dated 12/29/
06, due 1/02/07, total to be
received $19,785,689 (secured by
various U.S. Treasury and Federal
Agency obligations and Mortgage
Backed securities in a jointly
traded account), at Cost                        $ 19,774,000    $  19,774,000
                                                                -------------
COLLATERAL FOR SECURITIES LOANED - 1.6%
Navigator Securities Lending Prime
Portfolio, at Cost and Net Asset Value             7,636,680    $   7,636,680
                                                                -------------
TOTAL INVESTMENTS
(IDENTIFIED COST, $437,463,270)                                 $ 467,321,015
                                                                -------------
OTHER ASSETS,
LESS LIABILITIES - (1.3)%                                          (6,214,069)
                                                                -------------
NET ASSETS - 100.0%                                             $ 461,106,946
                                                                -------------
(a)        Non-income producing security.
(l)        All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:
ADR  American Depository Receipt
GDR  Global Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
--------------------------------------------------------------------------------
Investments, at value, including $7,456,896 of
securities on loan (identified cost, $437,463,270)   $467,321,015
Cash                                                          265
Receivable for investments sold                         1,243,873
Receivable for series shares sold                          78,924
Interest and dividends receivable                         461,538
Other assets                                               10,934
--------------------------------------------------------------------------------
Total assets                                                        $469,116,549
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for series shares reacquired                     $198,440
Collateral for securities loaned, at value              7,636,680
Payable to affiliates
  Management fee                                           38,053
  Shareholder servicing costs                               2,072
  Distribution fees                                         8,253
  Administrative services fee                                 984
Accrued expenses and other liabilities                    125,121
--------------------------------------------------------------------------------
Total liabilities                                                     $8,009,603
--------------------------------------------------------------------------------
Net assets                                                          $461,106,946
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in capital                                      $457,462,232
Unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                      29,858,077
Accumulated net realized gain (loss) on
investments and foreign currency transactions         (26,988,084)
Undistributed net investment income                       774,721
--------------------------------------------------------------------------------
Net assets                                                          $461,106,946
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding                             43,895,153
--------------------------------------------------------------------------------
Initial Class shares
  Net assets                                         $161,080,507
  Shares outstanding                                   15,122,360
--------------------------------------------------------------------------------
  Net asset value per share                                               $10.65
--------------------------------------------------------------------------------
Service Class shares
  Net assets                                         $300,026,439
  Shares outstanding                                   28,772,793
--------------------------------------------------------------------------------
  Net asset value per share                                               $10.43
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06

NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Income
  Dividends                                                                                 $4,217,501
  Interest                                                                                   1,418,636
  Foreign taxes withheld                                                                       (55,740)
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                            $5,580,397
-----------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                            $3,518,003
  Distribution fees                                                                            755,797
  Shareholder servicing costs                                                                  166,466
  Administrative services fee                                                                   85,406
  Independent trustees' compensation                                                            12,253
  Custodian fee                                                                                100,346
  Shareholder communications                                                                   127,792
  Auditing fees                                                                                 38,759
  Legal fees                                                                                    10,686
  Miscellaneous                                                                                 30,847
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                     $4,846,355
-----------------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                         (39,933)
  Reduction of expenses by investment adviser                                                   (2,593)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                       $4,803,829
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                $776,568
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                                  $21,989,365
  Foreign currency transactions                                                                 (1,847)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                                         $21,987,518
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                               $9,799,082
  Translation of assets and liabilities in foreign currencies                                   (3,012)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                                         $9,796,070
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                                       $31,783,588
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                                              $32,560,156
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                                       2006                     2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                 $776,568               $(233,924)
Net realized gain (loss) on investments and foreign currency transactions                  21,987,518              41,420,706
Net unrealized gain (loss) on investments and foreign currency translation                  9,796,070             (23,025,769)
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $32,560,156             $18,161,013
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
From net investment income
  Initial Class                                                                                   $--               $(726,465)
  Service Class                                                                                    --                (384,042)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                                      $--             $(1,110,507)
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                                      $(49,167,941)           $(18,063,894)
-----------------------------------------------------------------------------------------------------------------------------
Total change in net assets                                                               $(16,607,785)            $(1,013,388)
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
At beginning of period                                                                    477,714,731             478,728,119
At end of period (including undistributed net investment income of $774,721 and
$0, respectively)                                                                        $461,106,946            $477,714,731
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years.
Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                                    YEARS ENDED 12/31
                                                           -------------------------------------------------------------------
                                                               2006            2005           2004          2003          2002

Net asset value, beginning of period                          $9.90           $9.51          $8.71         $7.08         $9.77
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                              $0.03           $0.01          $0.03         $0.00(w)     $(0.00)(w)
Net realized and unrealized gain (loss) on investments
and foreign currency                                           0.72            0.41           0.77          1.63         (2.69)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              $0.75           $0.42          $0.80         $1.63        $(2.69)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                      $--          $(0.03)           $--           $--           $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $10.65           $9.90          $9.51         $8.71         $7.08
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                     7.58            4.49           9.18(b)      23.02        (27.53)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                         0.87            0.90           0.86          0.88          0.88
Expenses after expense reductions (f)                          0.87            0.90           0.86           N/A           N/A
Net investment income (loss)                                   0.33            0.09           0.37          0.04         (0.03)
Portfolio turnover                                               80             146            144           253           214
Net assets at end of period (000 Omitted)                  $161,081        $176,463       $217,934      $199,674      $120,593
------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                                    YEARS ENDED 12/31
                                                           -------------------------------------------------------------------
                                                               2006            2005           2004          2003          2002

Net asset value, beginning of period                          $9.72           $9.34          $8.57         $6.99         $9.66
------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                              $0.01          $(0.01)         $0.01        $(0.02)       $(0.02)
Net realized and unrealized gain (loss) on investments
and foreign currency                                           0.70            0.40           0.76          1.60         (2.65)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              $0.71           $0.39          $0.77         $1.58        $(2.67)
------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                      $--          $(0.01)           $--           $--           $--
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $10.43           $9.72          $9.34         $8.57         $6.99
------------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                     7.30            4.23           8.98(b)      22.60        (27.71)
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                         1.12            1.15           1.11          1.13          1.11
Expenses after expense reductions (f)                          1.12            1.15           1.11           N/A           N/A
Net investment income (loss)                                   0.08           (0.15)          0.15         (0.21)        (0.25)
Portfolio turnover                                               80             146            144           253           214
Net assets at end of period (000 Omitted)                  $300,026        $301,252       $260,794      $206,458      $123,043
------------------------------------------------------------------------------------------------------------------------------

(b) The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Investors Growth Stock Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 48 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

                                              12/31/06        12/31/05

      Ordinary income (including
      any short-term capital gains)(a)             $--      $1,110,507

(a) Included in the series' distributions from ordinary income for the year ended December 31, 2005 is $945 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

The federal tax cost and the tax basis components of distributable earnings were as follows:

              AS OF 12/31/06

              Cost of investments                   $442,681,543
              --------------------------------------------------
              Gross appreciation                     $38,346,253
              Gross depreciation                     (13,706,781)
              --------------------------------------------------
              Net unrealized appreciation
              (depreciation)                         $24,639,472
              Undistributed ordinary income             $774,721
              Capital loss carryforwards             (21,769,811)
              Other temporary differences                    332

As of December 31, 2006, the series had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

              12/31/10                              $(21,769,811)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the series. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $1.0 billion. This written agreement may be rescinded only upon consent of the series' Board of Trustees. For the year ended December 31, 2006, the series' average daily net assets did not exceed $1.0 billion and therefore, the management fee was not reduced.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $164,173, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $701. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0182% of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $3,663. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $2,593, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $352,776,063 and $392,926,297, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                        YEAR ENDED 12/31/06               YEAR ENDED 12/31/05
                                                                      SHARES           AMOUNT           SHARES          AMOUNT
Shares sold
  Initial Class                                                         872,321        $8,721,103       1,126,875      $10,580,155
  Service Class                                                       2,337,044        23,158,717       5,144,385       47,631,962
----------------------------------------------------------------------------------------------------------------------------------
                                                                      3,209,365       $31,879,820       6,271,260      $58,212,117

Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                              --               $--          82,459         $726,465
  Service Class                                                              --                --          44,347          384,042
----------------------------------------------------------------------------------------------------------------------------------
                                                                             --               $--         126,806       $1,110,507

Shares reacquired
  Initial Class                                                      (3,571,784)     $(35,990,928)     (6,304,239)    $(57,714,047)
  Service Class                                                      (4,566,001)      (45,056,833)     (2,122,307)     (19,672,471)
----------------------------------------------------------------------------------------------------------------------------------
                                                                     (8,137,785)     $(81,047,761)     (8,426,546)    $(77,386,518)

Net change
  Initial Class                                                      (2,699,463)     $(27,269,825)     (5,094,905)    $(46,407,427)
  Service Class                                                      (2,228,957)      (21,898,116)      3,066,425       28,343,533
----------------------------------------------------------------------------------------------------------------------------------
                                                                     (4,928,420)     $(49,167,941)     (2,028,480)    $(18,063,894)

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $2,925 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Growth Stock Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Growth Stock Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Investors Growth Stock Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500
Boylston Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   --------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)           Trustee                   February 2004     Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)             Trustee                   February 2004     Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                 Trustee and Chair of      February 1992     Private investor; Eastern Enterprises (diversified
(born 5/01/36)                 Trustees                                    services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)            Trustee                   January 2006      Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.         Trustee                   August 1993       Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning               Trustee                   January 2004      Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow               Trustee                   December 1993     Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty                Trustee                   December 2004     Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera             Trustee                   July 1981         Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt               Trustee                   August 1993       Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen              Trustee                   March 2005        Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                  Trustee                   January 2006      Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)              President                 November 2005     Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)              Treasurer                 September 2005    Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)       Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 1/18/74)                 Assistant Clerk                             and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)              Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Special
(born 11/21/63)                Assistant Clerk                             Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)          Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)            Assistant Secretary and   September 2005    Massachusetts Financial Services Company, Vice President
(born 7/10/68)                 Assistant Clerk                             and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)             Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)         Assistant Secretary and   June 2006         Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                 Assistant Clerk                             President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)              Assistant Treasurer       April 1997        Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)             Assistant Secretary and   May 2005          Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                 Assistant Clerk                             President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)            Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 11/05/70)                Assistant Clerk                             and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)            Secretary and Clerk       January 2006      Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino             Independent Chief         June 2004         Tarantino LLC (provider of compliance services),
(born 3/07/44)                 Compliance Officer                          Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)               Assistant Treasurer       September 1990    Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr.
    Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs.
Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741              200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGERS
Jeffrey C. Constantino
Stephen Pesek
Maureen H. Pettirossi

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 4th quintile for each of the one and five-year periods ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the ongoing substandard investment performance of the Series. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year as to MFS' efforts to improve the Series' performance, including the recent restructuring of responsibilities among MFS' senior investment management executives and changes to the Series' portfolio management team in 2004 and 2005, including the replacement of one of the Series' portfolio managers in 2005. In addition, the Trustees requested that they receive a separate update on the Series' performance at each of their meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve investment performance were sufficient to support continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Series.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on assets over $1 billion, which may not be changed without the Trustees' approval. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is currently subject to a breakpoint as a result of the advisory fee waiver described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) MID CAP GROWTH SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VMG-ANN

MFS(R) MID CAP GROWTH SERIES


TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
EXPENSE TABLE                                                6
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     7
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        10
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               15
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     20
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       21
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               24
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       27
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              27
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     27
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       28
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER


-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              98.5%
              Cash & Other Net Assets                     1.5%

              TOP TEN HOLDINGS

              International Game Technology               2.6%
              ------------------------------------------------
              Williams Cos., Inc.                         2.5%
              ------------------------------------------------
              Hess Corp.                                  2.2%
              ------------------------------------------------
              Phillips-Van Heusen Corp.                   2.2%
              ------------------------------------------------
              Rockwell Automation, Inc.                   2.2%
              ------------------------------------------------
              YUM! Brands, Inc.                           2.2%
              ------------------------------------------------
              Cognizant Technology Solutions Corp., "A"   2.0%
              ------------------------------------------------
              Amdocs Ltd.                                 2.0%
              ------------------------------------------------
              Humana, Inc.                                2.0%
              ------------------------------------------------
              Kroger Co.                                  1.9%
              ------------------------------------------------

              COMMON STOCK SECTORS

              Health Care                                17.6%
              ------------------------------------------------
              Technology                                 12.1%
              ------------------------------------------------
              Special Products & Services                11.5%
              ------------------------------------------------
              Retailing                                   9.7%
              ------------------------------------------------
              Financial Services                          8.7%
              ------------------------------------------------
              Leisure                                     7.9%
              ------------------------------------------------
              Industrial Goods & Services                 7.1%
              ------------------------------------------------
              Utilities & Communications                  6.7%
              ------------------------------------------------
              Energy                                      5.3%
              ------------------------------------------------
              Autos & Housing                             4.6%
              ------------------------------------------------
              Consumer Staples                            3.4%
              ------------------------------------------------
              Transportation                              2.1%
              ------------------------------------------------
              Basic Materials                             1.8%
              ------------------------------------------------

Percentages are based on net assets as of 12/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS Mid Cap Growth Series provided a total return of 2.55%, while Service Class shares provided a total return of 2.30%. These compare with a return of 10.66% for the series' benchmark, the Russell Midcap Growth Index.

DETRACTORS FROM PERFORMANCE

The technology, retailing, and health care sectors were the largest detractors from relative performance over the reporting period. In all three, stock selection was the principal factor holding back relative returns.

Several individual securities in the technology sector hurt results including network equipment manufacturer Juniper Networks(g), flash memory storage products provider SanDisk, LED semiconductor maker Cree, Inc.(g), and publishing software company Adobe Systems(c)(g). Juniper Networks' stock was under pressure due, in part, to an investigation into the company's stock options practices and lowered earnings guidance in its outlook for the second half of 2006.

In retailing, an overweighted position in poor-performing apparel retailer Chico's(g) was among the portfolio's top detractors. Disappointing earnings guidance and sales trends hurt the stock's performance.

In the health care sector, cardiovascular medical devices maker St. Jude Medical(g), health care provider Humana, and dermatological treatment company Medicis Pharmaceutical(c) held back relative performance.

Elsewhere, the portfolio's holdings in industrial automation products company Rockwell Automation and automatic card shuffling device maker Shuffle Master(c) detracted from relative returns as both stocks underperformed the benchmark.

CONTRIBUTORS TO PERFORMANCE

Although stock selection in the energy and transportation sectors was a main contributor to relative performance over the reporting period, no individual securities in either sector were among the portfolio's top contributors.

The portfolio's underweighted position in the relatively weak autos and housing sector aided relative results as the sector underperformed the benchmark.

Elsewhere in the portfolio, billing software company Amdocs(c), slot machine manufacturer International Game Technology, broadcast and communications firm American Tower, private student loans provider First Marblehead Corp., and networking semiconductor company PMC-Sierra(g) all contributed to relative performance. Amdocs' shares increased as the company reported stronger-than-expected earnings during the fiscal year and offered a positive outlook for 2007. In addition, the company secured a 5-year managed services deal with Vodafone Netherlands. Our positioning in blood test analysis systems maker Immucor(c), casino resorts operator MGM Grand(g), apparel retailer Phillips-Van Heusen Corp.(c), private-label credit card services company Alliance Data Systems, and semiconductor production equipment maker Novellus Systems also helped.

Respectfully,

Matthew Krummell
Portfolio Manager

Note to Shareholders: Effective June 19, 2006, Matthew Krummell became manager of the portfolio replacing David Sette-Ducati and David Earnest.

(c) Security is not a benchmark constituent.
(g) Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (t)

                              MFS Mid Cap
                           Growth Series --         Russell Midcap
                             Initial Class           Growth Index
             4/00              $10,000                 $10,000
            12/00                9,740                   8,285
            12/01                8,030                   6,616
            12/02                4,561                   4,803
            12/03                6,250                   6,854
            12/04                7,160                   7,915
            12/05                7,383                   8,872
            12/06                7,571                   9,818

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class      Class inception date       1-yr        5-yr      Life (t)
-----------------------------------------------------------------------------
     Initial              4/28/00              2.55%      -1.17%      -4.08%
-----------------------------------------------------------------------------
     Service              5/01/00              2.30%      -1.44%      -4.32%
-----------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
-----------------------------------------------------------------------------
   Russell Midcap Growth Index (f)            10.66%       8.22%      -0.27%
-----------------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.
(t) For the period from the commencement of the series' investment operations, April 28, 2000 through the stated period end.

INDEX DEFINITION

Russell Midcap Growth Index - constructed to provide a comprehensive barometer for the growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    7/01/06-
Class                       Ratio       7/01/06        12/31/06       12/31/06
--------------------------------------------------------------------------------
         Actual              0.92%     $1,000.00      $1,047.70          $4.75
Initial  -----------------------------------------------------------------------
 Class   Hypothetical(h)     0.92%     $1,000.00      $1,020.57          $4.69
--------------------------------------------------------------------------------
         Actual              1.17%     $1,000.00      $1,045.50          $6.03
Service  -----------------------------------------------------------------------
 Class   Hypothetical(h)     1.17%     $1,000.00      $1,019.31          $5.96
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                               SHARES/PAR      VALUE ($)

COMMON STOCKS - 98.5%
AEROSPACE - 1.0%
Precision Castparts Corp.                                30,960    $  2,423,546
                                                                   ------------

AIRLINES - 2.1%
AMR Corp. (a)(l)                                        103,170    $  3,118,829
Continental Airlines, Inc. (a)(l)                        18,100         746,625
UAL Corp. (a)                                            24,350       1,071,400
                                                                   ------------
                                                                   $  4,936,854
                                                                   ------------
APPAREL MANUFACTURERS - 3.4%
Coach, Inc. (a)                                          62,240    $  2,673,830
Phillips-Van Heusen Corp.                               103,590       5,197,110
                                                                   ------------
                                                                   $  7,870,940
                                                                   ------------
AUTOMOTIVE - 0.6%
Goodyear Tire & Rubber Co. (a)(l)                        61,490    $  1,290,675
                                                                   ------------
BIOTECHNOLOGY - 1.5%
Genzyme Corp. (a)                                        12,400    $    763,592
Millipore Corp. (a)                                      42,020       2,798,532
                                                                   ------------
                                                                   $  3,562,124
                                                                   ------------
BROKERAGE & ASSET MANAGERS - 2.0%
Affiliated Managers Group, Inc. (a)(l)                    3,150    $    331,160
Chicago Mercantile Exchange Holdings, Inc., "A"           6,440       3,282,790
Investment Technology Group, Inc. (a)                    23,860       1,023,117
                                                                   ------------
                                                                   $  4,637,067
                                                                   ------------
BUSINESS SERVICES - 6.9%
Alliance Data Systems Corp. (a)                           5,770    $    360,452
Amdocs Ltd. (a)                                         118,610       4,596,138
CheckFree Corp. (a)                                      40,870       1,641,339
Cognizant Technology Solutions Corp., "A" (a)            59,590       4,597,964
Corporate Executive Board Co.                            36,870       3,233,499
TALX Corp. (l)                                           56,010       1,537,475
                                                                   ------------
                                                                   $ 15,966,867
                                                                   ------------
CABLE TV - 0.4%
EchoStar Communications Corp., "A" (a)                   24,600    $    935,538
                                                                   ------------
CHEMICALS - 0.6%
Celanese Corp.                                           50,600    $  1,309,528
                                                                   ------------
COMPUTER SOFTWARE - 1.6%
McAfee, Inc. (a)                                         61,060    $  1,732,883
TIBCO Software, Inc. (a)                                176,990       1,670,786
Transaction Systems Architects, Inc. (a)                 12,990         423,084
                                                                   ------------
                                                                   $  3,826,753
                                                                   ------------
CONSTRUCTION - 4.0%
Masco Corp.                                              23,640    $    706,127
NVR, Inc. (a)(l)                                          6,240       4,024,800
Pulte Homes, Inc.                                        32,700       1,083,024
Sherwin-Williams Co.                                     53,040       3,372,283
                                                                   ------------
                                                                   $  9,186,234
                                                                   ------------
CONSUMER GOODS & SERVICES - 7.3%
Alberto Culver Co.                                        8,370    $    179,537
Avon Products, Inc.                                      71,030       2,346,831
Brink's Co. (l)                                          22,180       1,417,746
Estee Lauder Cos., Inc., "A"                             93,190       3,804,016
ITT Educational Services, Inc. (a)                       55,670       3,694,818
Monster Worldwide, Inc. (a)                              77,520       3,615,533
NutriSystem, Inc. (a)(l)                                 28,790       1,824,998
                                                                   ------------
                                                                   $ 16,883,479
                                                                   ------------
ELECTRICAL EQUIPMENT - 3.2%
Rockwell Automation, Inc.                                85,010    $  5,192,411
W.W. Grainger, Inc.                                      32,340       2,261,860
                                                                   ------------
                                                                   $  7,454,271
                                                                   ------------
ELECTRONICS - 5.7%
KLA-Tencor Corp.                                         32,330    $  1,608,418
MEMC Electronic Materials, Inc. (a)                      28,820       1,128,015
Novellus Systems, Inc. (a)(l)                           123,190       4,240,200
SanDisk Corp. (a)                                        73,940       3,181,638
Synopsys, Inc. (a)                                       12,000         320,760
Tessera Technologies, Inc. (a)(l)                        22,710         916,121
Varian Semiconductor Equipment
Associates, Inc. (a)                                     41,280       1,879,066
                                                                   ------------
                                                                   $ 13,274,218
                                                                   ------------
ENERGY - INTEGRATED - 2.2%
Hess Corp.                                              105,260    $  5,217,738
                                                                   ------------
ENGINEERING - CONSTRUCTION - 0.0%
Granite Construction, Inc.                                2,190    $    110,201
                                                                   ------------
ENTERTAINMENT - 0.1%
Warner Music Group Corp.                                  8,010    $    183,830
                                                                   ------------
FOOD & BEVERAGES - 0.7%
Pepsi Bottling Group, Inc.                               50,800    $  1,570,228
                                                                   ------------
FOOD & DRUG STORES - 1.9%
Kroger Co.                                              193,790    $  4,470,735
                                                                   ------------
GAMING & LODGING - 4.8%
International Game Technology                           130,060    $  6,008,772
Penn National Gaming, Inc. (a)                           98,180       4,086,252
Shuffle Master, Inc. (a)(l)                              40,050       1,049,310
                                                                   ------------
                                                                   $ 11,144,334
                                                                   ------------
HEALTH MAINTENANCE ORGANIZATIONS - 4.0%
AMERIGROUP Corp. (a)                                     74,570    $  2,676,317
Humana, Inc. (a)                                         83,040       4,592,942
WellCare Health Plans, Inc. (a)                          28,200       1,942,980
                                                                   ------------
                                                                   $  9,212,239
                                                                   ------------
INSURANCE - 3.2%
Ace Ltd.                                                 43,700    $  2,646,909
Genworth Financial, Inc., "A"                           101,710       3,479,499
MGIC Investment Corp.                                    14,050         878,687
XL Capital Ltd., "A"                                      6,530         470,291
                                                                   ------------
                                                                   $  7,475,386
                                                                   ------------
INTERNET - 1.4%
RealNetworks, Inc. (a)(l)                               307,930    $  3,368,754
                                                                   ------------
MACHINERY & TOOLS - 2.9%
Cummins, Inc.                                            34,850    $  4,118,573
Eaton Corp.                                              16,600       1,247,324
Parker Hannifin Corp.                                     9,490         729,591
Timken Co.                                               23,030         672,015
                                                                   ------------
                                                                   $  6,767,503
                                                                   ------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 2.3%
Emdeon Corp. (a)(l)                                     319,680    $  3,960,835
McKesson Corp.                                           13,910         705,237
VCA Antech, Inc. (a)                                     22,920         737,795
                                                                   ------------
                                                                   $  5,403,867
                                                                   ------------
MEDICAL EQUIPMENT - 7.2%
Advanced Medical Optics, Inc. (a)(l)                     73,730    $  2,595,296
Cooper Cos., Inc.                                        50,110       2,229,895
Cytyc Corp. (a)                                         118,792       3,361,814
DENTSPLY International, Inc.                             71,490       2,133,977
Immucor, Inc. (a)                                        57,370       1,676,925
Mentor Corp. (l)                                         16,230         793,160
Waters Corp. (a)                                         80,410       3,937,678
                                                                   ------------
                                                                   $ 16,728,745
                                                                   ------------
NATURAL GAS - PIPELINE - 2.5%
Williams Cos., Inc.                                     226,560    $  5,917,747
                                                                   ------------
NETWORK & TELECOM - 0.4%
InterDigital Communications Corp. (a)(l)                 27,140    $    910,547
                                                                   ------------
OIL SERVICES - 3.1%
Cameron International Corp. (a)                          56,730    $  3,009,527
GlobalSantaFe Corp.                                      31,690       1,862,738
Smith International, Inc.                                55,600       2,283,492
                                                                   ------------
                                                                   $  7,155,757
                                                                   ------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 3.0%
First Marblehead Corp. (l)                               77,490    $  4,234,829
IndyMac Bancorp, Inc. (l)                                33,600       1,517,376
Investors Financial Services Corp. (l)                   31,130       1,328,317
                                                                   ------------
                                                                   $  7,080,522
                                                                   ------------
PERSONAL COMPUTERS & PERIPHERALS - 3.0%
Lexmark International, Inc., "A" (a)(l)                  59,250    $  4,337,100
Network Appliance, Inc. (a)                              44,220       1,736,962
Nuance Communications, Inc. (a)(l)                       80,230         919,436
                                                                   ------------
                                                                   $  6,993,498
                                                                   ------------
PHARMACEUTICALS - 2.6%
Allergan, Inc.                                           11,050    $  1,323,127
Endo Pharmaceuticals Holdings, Inc. (a)                 136,090       3,753,362
Medicis Pharmaceutical Corp., "A" (l)                    17,300         607,749
Warner Chilcott Ltd., "A" (a)                            30,670         423,859
                                                                   ------------
                                                                   $  6,108,097
                                                                   ------------
REAL ESTATE - 0.5%
CapitalSource, Inc., REIT                                22,500    $    614,475
Corrections Corp. of America (a)                          9,880         446,872
                                                                   ------------
                                                                   $  1,061,347
                                                                   ------------
RESTAURANTS - 2.6%
Brinker International, Inc.                               7,600    $    229,216
Jack in the Box, Inc. (a)                                10,590         646,414
YUM! Brands, Inc.                                        86,090       5,062,092
                                                                   ------------
                                                                   $  5,937,722
                                                                   ------------
SPECIALTY CHEMICALS - 1.2%
Praxair, Inc.                                            46,380    $  2,751,725
                                                                   ------------
SPECIALTY STORES - 4.4%
Aeropostale, Inc. (a)                                    92,990    $  2,870,601
Group 1 Automotive, Inc.                                 48,440       2,505,317
Limited Brands, Inc.                                    143,880       4,163,887
Williams-Sonoma, Inc. (l)                                22,700         713,688
                                                                   ------------
                                                                   $ 10,253,493
                                                                   ------------
TELEPHONE SERVICES - 2.2%
American Tower Corp., "A" (a)                            40,114    $  1,495,450
Embarq Corp.                                             67,110       3,527,302
                                                                   ------------
                                                                   $  5,022,752
                                                                   ------------
UTILITIES - ELECTRIC POWER - 2.0%
Constellation Energy Group, Inc.                         41,820    $  2,880,143
Mirant Corp. (a)                                         45,490       1,436,119
NRG Energy, Inc. (a)                                      7,400         414,474
                                                                   ------------
                                                                   $  4,730,736
                                                                   ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST, $203,063,917)                                    $229,135,597
                                                                   ------------
SHORT-TERM OBLIGATIONS - 1.5%
General Electric Capital Corp., 5.29%,
due 1/02/07, at Amortized Cost and Value (y)        $ 3,402,000    $  3,401,500
                                                                   ------------
COLLATERAL FOR SECURITIES LOANED - 15.0%

Navigator Securities Lending Prime Portfolio,
at Cost and Net Asset Value                          34,992,586    $ 34,992,586
                                                                   ------------
TOTAL INVESTMENTS (IDENTIFIED COST, $241,458,003)                  $267,529,683
                                                                   ------------
OTHER ASSETS, LESS LIABILITIES - (15.0)%                            (34,916,266)
                                                                   ------------
NET ASSETS - 100.0%                                                $232,613,417
                                                                   ------------

(a) Non-income producing security.
(l) All or a portion of this security is on loan.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

REIT     Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS    STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
-------------------------------------------------------------------------------
Investments, at value, including
$34,161,761 of securities on loan
(identified cost, $241,458,003)                    $267,529,683
Cash                                                        866
Receivable for series shares sold                       218,854
Interest and dividends receivable                       122,549
Other assets                                              5,688
-------------------------------------------------------------------------------
Total assets                                                       $267,877,640
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payable for series shares reacquired                   $161,870
Collateral for securities loaned, at value           34,992,586
Payable to affiliates
  Management fee                                         19,239
  Shareholder servicing costs                             1,102
  Distribution fees                                       1,150
  Administrative services fee                               544
Accrued expenses and other liabilities                   87,732
-------------------------------------------------------------------------------
Total liabilities                                                   $35,264,223
-------------------------------------------------------------------------------
Net assets                                                         $232,613,417
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF
-------------------------------------------------------------------------------
Paid-in capital                                    $196,952,048
Unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                    26,071,680
Accumulated net realized gain (loss) on
investments and foreign currency transactions         9,228,688
Undistributed net investment income                     361,001
-------------------------------------------------------------------------------
Net assets                                                         $232,613,417
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding                            32,169,031
-------------------------------------------------------------------------------
Initial Class shares:
  Nets assets                                      $190,684,107
  Shares outstanding                                 26,289,734
-------------------------------------------------------------------------------
  Net asset value per share                                               $7.25
-------------------------------------------------------------------------------
Service Class shares:
  Nets assets                                       $41,929,310
  Shares outstanding                                  5,879,297
-------------------------------------------------------------------------------
  Net asset value per share                                               $7.13
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS    STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06
NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
Income
  Dividends                                                                       $2,344,402
  Interest                                                                           261,197
  Foreign taxes withheld                                                              (2,976)
------------------------------------------------------------------------------------------------------------
Total investment income                                                                           $2,602,623
------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                  $1,805,877
  Distribution fees                                                                   93,615
  Shareholder servicing costs                                                         84,749
  Administrative services fee                                                         47,948
  Independent trustees' compensation                                                  11,609
  Custodian fee                                                                       73,826
  Shareholder communications                                                          63,668
  Auditing fees                                                                       38,489
  Legal fees                                                                           5,196
  Miscellaneous                                                                       24,126
------------------------------------------------------------------------------------------------------------
Total expenses                                                                                    $2,249,103
------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                               (18,205)
  Reduction of expenses by investment adviser                                         (1,344)
------------------------------------------------------------------------------------------------------------
Net expenses                                                                                      $2,229,554
------------------------------------------------------------------------------------------------------------
Net investment income                                                                               $373,069
------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                         $9,495,345
  Foreign currency transactions                                                       (1,164)
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                         $9,494,181
------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                    $(3,952,879)
  Translation of assets and liabilities in foreign currencies                            (34)
------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                       $(3,952,913)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                       $5,541,268
------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                              $5,914,337
------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS    STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                               2006             2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                        $373,069      $(1,113,962)
Net realized gain (loss) on investments and foreign currency transactions          9,494,181       16,003,547
Net unrealized gain (loss) on investments and foreign currency translation        (3,952,913)      (8,135,398)
-------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                              $5,914,337       $6,754,187
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign currency transactions
  Initial Class                                                                  $(6,916,627)             $--
  Service Class                                                                   (1,250,955)              --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                     $(8,167,582)             $--
-------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                             $(22,013,968)    $(20,914,417)
-------------------------------------------------------------------------------------------------------------
Total change in net assets                                                      $(24,267,213)    $(14,160,230)
-------------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------------
At beginning of period                                                           256,880,630      271,040,860
At end of period (including undistributed net investment
income of $361,001 and $0, respectively)                                        $232,613,417     $256,880,630
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS    FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have have earned (or lost) on an investment in the series share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                             YEARS ENDED 12/31
                                                        -----------------------------------------------------------
                                                            2006         2005         2004         2003        2002

Net asset value, beginning of period                       $7.30        $7.08        $6.18        $4.51       $7.94
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                           $0.01       $(0.03)      $(0.04)      $(0.02)     $(0.02)
Net realized and unrealized gain (loss)
on investments and foreign currency                         0.18         0.25         0.94         1.69       (3.41)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                           $0.19        $0.22        $0.90        $1.67      $(3.43)
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
and foreign currency transactions                         $(0.24)         $--          $--          $--         $--
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $7.25        $7.30        $7.08        $6.18       $4.51
-------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                  2.55         3.11        14.56        37.03      (43.20)
-------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                      0.90         0.92         0.87         0.91        0.91
Expenses after expense reductions (f)                       0.89         0.92         0.87         0.89        0.90
Net investment income (loss)                                0.19        (0.40)       (0.56)       (0.45)      (0.34)
Portfolio turnover                                           141           86           83           86         144
Net assets at end of period (000 omitted)               $190,684     $216,765     $221,192     $165,102     $56,909
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                             YEARS ENDED 12/31
                                                        ----------------------------------------------------------
                                                           2006           2005        2004        2003        2002


Net asset value, beginning of period                      $7.20          $7.00       $6.12       $4.48       $7.92
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (d)                         $(0.00)(w)     $(0.04)     $(0.05)     $(0.04)     $(0.03)
Net realized and unrealized gain (loss)
on investments and foreign currency                        0.17           0.24        0.93        1.68       (3.41)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                          $0.17          $0.20       $0.88       $1.64      $(3.44)
------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
and foreign currency transactions                        $(0.24)           $--         $--         $--         $--
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $7.13          $7.20       $7.00       $6.12       $4.48
------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                 2.30           2.86       14.38       36.61      (43.43)
------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                     1.15           1.17        1.12        1.16        1.14
Expenses after expense reductions (f)                      1.15           1.17        1.12        1.14        1.13
Net investment loss                                       (0.02)         (0.66)      (0.81)      (0.70)      (0.58)
Portfolio turnover                                          141             86          83          86         144
Net assets at end of period (000 omitted)               $41,929        $40,116     $49,849     $46,588     $14,380
------------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Mid Cap Growth Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 24 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

                                              12/31/06      12/31/05

           Long-term capital gain           $8,167,582           $--

The federal tax cost and the tax basis components of distributable earnings were as follows:

           AS OF 12/31/06

           Cost of investments                          $241,844,589
           ---------------------------------------------------------
           Gross appreciation                            $29,897,306
           Gross depreciation                             (4,212,212)
           ---------------------------------------------------------
           Net unrealized appreciation (depreciation)    $25,685,094
           Undistributed ordinary income                   3,917,885
           Undistributed long-term capital gain            6,058,390

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the series. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the series' Board of Trustees. For the year ended December 31, 2006, the series' average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $84,274, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $293. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0199% of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $1,901. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,344, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $335,108,311 and $360,219,861, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                        YEAR ENDED 12/31/06             YEAR ENDED 12/31/05
                                                                      SHARES          AMOUNT          SHARES          AMOUNT
Shares sold
  Initial Class                                                      1,316,700       $9,242,842      2,318,722      $16,003,036
  Service Class                                                      1,570,194       10,883,659        739,691        5,021,564
-------------------------------------------------------------------------------------------------------------------------------
                                                                     2,886,894      $20,126,501      3,058,413      $21,024,600

Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                        924,683       $6,916,627             --              $--
  Service Class                                                        169,736        1,250,955             --               --
-------------------------------------------------------------------------------------------------------------------------------
                                                                     1,094,419       $8,167,582             --              $--

Shares reacquired
  Initial Class                                                     (5,631,143)    $(40,103,768)    (3,874,149)    $(26,518,648)
  Service Class                                                     (1,430,220)     (10,204,283)    (2,289,799)     (15,420,369)
-------------------------------------------------------------------------------------------------------------------------------
                                                                    (7,061,363)    $(50,308,051)    (6,163,948)    $(41,939,017)

Net change
  Initial Class                                                     (3,389,760)    $(23,944,299)    (1,555,427)    $(10,515,612)
  Service Class                                                        309,710        1,930,331     (1,550,108)     (10,398,805)
-------------------------------------------------------------------------------------------------------------------------------
                                                                    (3,080,050)    $(22,013,968)    (3,105,535)    $(20,914,417)

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $1,489 and $2,521, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Growth Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   --------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)          Trustee                   February 2004      Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)            Trustee                   February 2004      Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of      February 1992      Private investor; Eastern Enterprises (diversified
(born 5/01/36)                Trustees                                     services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)           Trustee                   January 2006       Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.        Trustee                   August 1993        Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning              Trustee                   January 2004       Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow              Trustee                   December 1993      Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty               Trustee                   December 2004      Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera            Trustee                   July 1981          Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt              Trustee                   August 1993        Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen             Trustee                   March 2005         Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                 Trustee                   January 2006       Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)             President                 November 2005      Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)             Treasurer                 September 2005     Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)      Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 1/18/74)                Assistant Clerk                              and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)             Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Special
(born 11/21/63)               Assistant Clerk                              Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)         Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)           Assistant Secretary and   September 2005     Massachusetts Financial Services Company, Vice President
(born 7/10/68)                Assistant Clerk                              and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)            Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)        Assistant Secretary and   June 2006          Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                Assistant Clerk                              President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)             Assistant Treasurer       April 1997         Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)            Assistant Secretary and   May 2005           Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                Assistant Clerk                              President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)           Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 11/05/70)               Assistant Clerk                              and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)           Secretary and Clerk       January 2006       Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino            Independent Chief         June 2004          Tarantino LLC (provider of compliance services),
(born 3/07/44)                Compliance Officer                           Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)              Assistant Treasurer       September 1990     Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid
    Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow,
Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the
Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                                   CUSTODIAN
Massachusetts Financial Services Company                             State Street Bank and Trust Company
500 Boylston Street, Boston, MA                                      225 Franklin Street, Boston, MA 02110
02116-3741
                                                                     INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                                          ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                          Deloitte & Touche LLP
500 Boylston Street, Boston, MA                                      200 Berkeley Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGER
Matthew Krummell

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 5th quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the ongoing substandard investment performance of the Series. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS' efforts to improve the Series' performance, including the recent restructuring of responsibilities among MFS' senior investment management executives and changes to the Series' portfolio management team in 2004 and 2005, including the replacement of one of the portfolio managers in December 2005. In addition, the Trustees requested that they receive a separate update on the Series' performance at each of their meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Series.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on assets over $1 billion, which may not be changed without the Trustees' approval. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate was lower than the Lipper expense group median, and the Series' total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is currently subject to a breakpoint as a result of the advisory fee waiver described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The series designates $8,167,582 as capital gain dividends paid during the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) RESEARCH BOND SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VFB-ANN

MFS(R) RESEARCH BOND SERIES

TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          4
--------------------------------------------------------------
EXPENSE TABLE                                                6
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     7
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        14
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               19
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     25
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       26
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               29
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       32
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              32
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     32
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       33
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER

-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE(i)

              Bonds                                     95.1%
              Cash & Other Net Assets                    4.9%

              FIXED INCOME SECTORS (i)

              U.S. Treasury Securities                  30.5%
              -----------------------------------------------
              High Grade Corporates                     29.0%
              -----------------------------------------------
              Mortgage-Backed Securities                12.4%
              -----------------------------------------------
              Commercial Mortgage-Backed Securities     10.3%
              -----------------------------------------------
              High Yield Corporates                      5.6%
              -----------------------------------------------
              U.S. Government Agencies                   2.8%
              -----------------------------------------------
              Emerging Market Bonds                      2.3%
              -----------------------------------------------
              Asset-Backed Securities                    1.8%
              -----------------------------------------------
              Collateralized Debt Obligations            0.2%
              -----------------------------------------------
              Residential Mortgage-Backed Securities     0.1%
              -----------------------------------------------
              Non-U.S. Government Bonds                  0.1%
              -----------------------------------------------

              CREDIT QUALITY OF BONDS (r)

              AAA                                       59.2%
              -----------------------------------------------
              AA                                         5.3%
              -----------------------------------------------
              A                                          6.5%
              -----------------------------------------------
              BBB                                       22.0%
              -----------------------------------------------
              BB                                         3.8%
              -----------------------------------------------
              B                                          2.9%
              -----------------------------------------------
              Not Rated                                  0.3%
              -----------------------------------------------

              PORTFOLIO FACTS

              Average Duration (d)                        4.6
              -----------------------------------------------
              Average Life (m)                       7.7 yrs.
              -----------------------------------------------
              Average Maturity (m)                  13.6 yrs.
              -----------------------------------------------
              Average Credit Quality of Rated
              Securities (long-term) (a)                  AA-
              -----------------------------------------------
              Average Credit Quality of Rated
              Securities (short-term) (a)                 A-1
              -----------------------------------------------

(a) The average credit quality of rated securities is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(i) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.
(m) The average maturity shown is calculated using the final stated maturity on the portfolio's holdings without taking into account any holdings which have been pre-refunded or pre-paid to an earlier date or which have a mandatory put date prior to the stated maturity. The average life shown takes into account these earlier dates.
(r) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. For those portfolios that hold a security which is not rated by any of the three agencies, the security is considered Not Rated. Holdings in U.S. Treasuries and government agency mortgage-backed securities, if any, are included in the "AAA"-rating category. Percentages are based on the total market value of investments as of 12/31/06.

Percentages are based on net assets as of 12/31/06, unless otherwise noted. The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS Research Bond Series provided a total return of 4.05%, while the Service Class shares provided a total return of 3.79%. These compare with a return of 4.33% for the series' benchmark, the Lehman Brothers U.S. Aggregate Bond Index.

DETRACTORS FROM PERFORMANCE

The portfolio's underweighted position in mortgage-backed securities, which outperformed the benchmark due to low interest rate volatility, held back relative returns. The announced leveraged buyouts of some of the portfolio's holdings, including hospital operator HCA, natural gas pipelines operator Kinder Morgan, and gaming company Harrah's, also hurt results.

CONTRIBUTORS TO PERFORMANCE

The portfolio's holdings produced a higher level of income than the constituents of the benchmark which helped boost relative performance. Overweighting "BB" and "B" rated(s) bonds also bolstered results as spreads narrowed over the period. Corporate bonds in the industrial and finance sectors contributed to performance as those sectors outperformed the benchmark. In the finance sector, the bonds of Ford Motor Credit and General Motors Acceptance Corp. (GMAC) were among the portfolio's top contributors.

Respectfully,

Michael Roberge                 Robert Persons             Jeffrey Wakelin
Chief Fixed Income Officer      Portfolio Manager          Portfolio Manager

Note to Shareholders: Effective December 27, 2006, Robert Persons and Jeffrey Wakelin became co-managers of the portfolio with Michael Roberge.

(s) Bonds rated "BBB", "Baa", or higher are considered investment grade; bonds rated "BB", "Ba", or below are considered non-investment grade. The primary source for bond quality ratings is Moody's Investors Service. If not available, ratings by Standard & Poor's are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                            MFS Research            Lehman Brotheers
                           Bond Series --            U.S. Aggregate
                           Initial Class              Bond Index
            12/96            $10,000                   $10,000
            12/97             11,014                    10,968
            12/98             11,762                    11,920
            12/99             11,578                    11,821
            12/00             12,645                    13,196
            12/01             13,746                    14,307
            12/02             14,972                    15,776
            12/03             16,371                    16,425
            12/04             17,363                    17,137
            12/05             17,626                    17,554
            12/06             18,339                    18,314

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

    Share class      Class inception date        1-yr        5-yr       10-yr
------------------------------------------------------------------------------
   Initial Class           10/24/95              4.05%       5.94%       6.25%
------------------------------------------------------------------------------
   Service Class            5/01/00              3.79%       5.71%       6.11%
------------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmark
------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index (f)    4.33%       5.06%       6.24%
------------------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.

INDEX DEFINITION

Lehman Brothers U.S. Aggregate Bond Index - measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006.

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    7/01/06-
Class                       Ratio       7/01/06        12/31/06       12/31/06
--------------------------------------------------------------------------------
           Actual           0.70%     $1,000.00       $1,050.20         $3.62
Initial    ---------------------------------------------------------------------
 Class     Hypothetical(h)  0.70%     $1,000.00       $1,021.68         $3.57
--------------------------------------------------------------------------------
           Actual           0.95%     $1,000.00       $1,048.60         $4.91
Service    ---------------------------------------------------------------------
 Class     Hypothetical(h)  0.95%     $1,000.00       $1,020.42         $4.84
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                             SHARES/PAR         VALUE ($)

BONDS - 97.0%
ASSET BACKED & SECURITIZED - 12.4%
ARCap, REIT, Inc., 6.1%, 2045 (z)                 $   325,000       $   332,516
Asset Securitization Corp., FRN,
7.8671%, 2029                                         180,000           195,387
Banc of America Commercial Mortgage,
Inc., FRN, 4.857%, 2043                               110,306           106,851
Banc of America Commercial Mortgage,
Inc., FRN, 5.7755%, 2045                              200,000           206,955
Banc of America Commercial Mortgage,
Inc., FRN, 5.1814%, 2047                              345,034           342,542
Bayview Commercial Asset Trust,
0.775%, 2035 (i)                                    1,134,541            92,599
Bayview Commercial Asset Trust,
1.1688%, 2036 (i)(z)                                1,687,767           212,490
Bayview Commercial Asset Trust, FRN,
0.84%, 2013 (i)                                       632,517            51,360
Bayview Commercial Asset Trust, FRN,
0.84%, 2036 (i)(z)                                    947,434            84,015
Bayview Commercial Asset Trust, FRN,
0.8788%, 2036 (i)(z)                                  708,893            64,519
Bayview Commercial Asset Trust, FRN,
1.1396%, 2036 (i)(z)                                  828,957           103,543
Bayview Financial Acquisition Trust,
FRN, 5.402%, 2035                                      70,000            69,639
Bayview Financial Acquisition Trust,
FRN, 5.483%, 2041                                      67,000            66,715
Bayview Financial Revolving Mortgage
Loan Trust, FRN, 6.15%, 2040 (z)                      250,000           250,335
Capital One Auto Finance Trust,
2.47%, 2010                                           128,307           127,599
Capital Trust Realty CDO Ltd.,
5.16%, 2035 (z)                                       140,000           137,769
Citigroup/Deutsche Bank Commercial
Mortgage Trust, 5.648%, 2048                          500,000           509,405
Citigroup/Deutsche Bank Commercial
Mortgage Trust, "A3", FRN, 5.2255%, 2044              120,000           119,782
Citigroup/Deutsche Bank Commercial
Mortgage Trust, "AM", FRN, 5.2255%, 2044              370,000           368,071
Commercial Mortgage Acceptance Corp.,
7.03%, 2031                                            45,675            47,075
Commercial Mortgage Acceptance
Corp., FRN, 1.0004%, 2030 (i)                       1,285,027            32,314
Commercial Mortgage Pass-Through
Certificates, FRN, 5.794%, 2046                       210,000           217,443
Countrywide Asset-Backed
Certificates, FRN, 4.575%, 2035                        16,422            16,294
CPS Auto Receivables Trust,
3.52%, 2009 (z)                                         8,327             8,247
Credit Suisse Commercial Mortgage
Trust, 5.509%, 2039                                   244,173           246,097
Credit Suisse Mortgage Capital
Certificate, 5.343%, 2039                             580,000           576,636
Credit-Based Asset Servicing and
Securities, FRN, 5.303%, 2035                         100,000            99,486
CRIIMI MAE Commercial Mortgage
Trust, 7%, 2033 (n)                                    46,387            45,891
Deutsche Mortgage & Asset Receiving
Corp., 6.538%, 2031                                   130,243           131,105
DLJ Commercial Mortgage Corp., 6.04%, 2031            100,000           101,507
Drive Auto Receivables Trust, 2.5%, 2009 (n)           39,628            39,013
E*TRADE RV & Marine Trust, 3.62%, 2018                 60,000            57,847
Falcon Franchise Loan LLC, FRN,
3.8676%, 2025 (i)(z)                                  345,566            53,380
First Union-Lehman Brothers
Commercial Mortgage Trust, 7%, 2029 (n)                65,000            70,180
GMAC Commercial Mortgage Securities,
Inc., 6.02%, 2033                                      60,000            61,121
GMAC Commercial Mortgage Securities,
Inc., FRN, 7.6614%, 2034 (n)                          110,000           119,354
Greenwich Capital Commercial Funding
Corp., 4.305%, 2042                                   183,329           178,472
Greenwich Capital Commercial Funding
Corp., FRN, 5.224%, 2037                              109,489           108,706
Holmes Financing PLC, FRN, 6.0938%, 2040               78,000            78,014
IKON Receivables Funding LLC, 3.27%, 2011              42,952            42,736
JPMorgan Chase Commercial Mortgage
Securities Corp., 5.44%, 2045 (z)                     205,134           205,806
JPMorgan Chase Commercial Mortgage
Securities Corp., FRN, 5.3443%, 2042(n)               130,000           127,247
JPMorgan Chase Commercial Mortgage
Securities Corp., FRN, 4.936%, 2042                   135,428           131,650
JPMorgan Chase Commercial Mortgage
Securities Corp., FRN, 5.3643%, 2043                  170,607           170,884
JPMorgan Chase Commercial Mortgage
Securities Corp., FRN, 5.855%, 2043                   200,000           207,358
JPMorgan Chase Commercial Mortgage
Securities Corp., FRN, 5.038%, 2046                   170,000           166,678
JPMorgan Chase Commercial Mortgage
Securities Corp., FRN, 5.48%, 2047                    485,000           484,093
LB-UBS Commercial Mortgage Trust, 5.413%, 2039        108,520           108,776
Lehman Brothers Commercial Conduit
Mortgage Trust, FRN, 0.9592%, 2030(i)                 824,545            16,082
Merrill Lynch Mortgage Trust, FRN, 5.6601%, 2039      405,000           415,715
Morgan Stanley Capital I, Inc., 5.72%, 2032            85,628            86,308
Morgan Stanley Capital I, Inc., FRN,
0.5376%, 2030 (i)(n)                                2,041,146            25,645
Mortgage Capital Funding, Inc., FRN,
0.7028%, 2031 (i)                                     854,381             5,949
New Century Home Equity Loan Trust,
FRN, 4.532%, 2035                                     350,000           345,585
Nomura Asset Acceptance Corp., FRN, 4.423%, 2034       97,839            96,650
Preferred Term Securities IV Ltd.,
CDO, FRN, 7.6106%, 2031 (z)                            40,352            40,554
Preferred Term Securities XIX Ltd.,
CDO, FRN, 5.71%, 2035 (z)                             100,000           100,000
Prudential Securities Secured
Financing Corp., FRN, 7.379%, 2013 (z)                125,000           132,472
Residential Funding Mortgage
Securities, Inc., FRN, 5.32%, 2035                    174,000           172,759
Structured Asset Securities Corp.,
FRN, 5.59%, 2035 (n)                                  216,220           216,289
TIAA Real Estate CDO Ltd.,
7.17%, 2032 (n)                                        24,206            24,301
Wachovia Bank Commercial Mortgage
Trust, 4.935%, 2042                                   130,000           126,524
Wachovia Bank Commercial Mortgage
Trust, 5.438%, 2048                                   353,000           351,207
Wachovia Bank Commercial Mortgage
Trust, FRN, 4.847%, 2041                              150,000           145,288
Wachovia Bank Commercial Mortgage
Trust, FRN, 5.083%, 2042                              170,000           166,945
Wachovia Bank Commercial Mortgage
Trust, FRN, 5.118%, 2042                              126,788           124,747
Wachovia Bank Commercial Mortgage
Trust, FRN, 5.1959%, 2044                             130,000           129,150
Wachovia Bank Commercial Mortgage
Trust, FRN, 5.3161%, 2044                             150,000           149,881
Wachovia Bank Commercial Mortgage
Trust, FRN, 5.962%, 2045 (n)                          170,000           177,970
                                                                    -----------
                                                                    $10,425,523
                                                                    -----------
AUTOMOTIVE - 0.5%
Ford Motor Credit Co., 5.8%, 2009                 $   166,000       $   162,986
Ford Motor Credit Co., 7.375%, 2009                    55,000            55,117
Johnson Controls, Inc., 5.5%, 2016                    206,000           201,981
                                                                    -----------
                                                                    $   420,084
                                                                    -----------
BROADCASTING - 1.5%
Allbritton Communications Co.,
7.75%, 2012                                       $   230,000       $   232,300
CBS Corp., 6.625%, 2011                               281,000           290,236
Clear Channel Communications, Inc.,
7.65%, 2010                                           160,000           167,513
Intelsat Subsidiary Holding Co.
Ltd., 8.625%, 2015                                    220,000           228,800
News America Holdings, 8.5%, 2025                     152,000           179,894
News America, Inc., 6.4%, 2035                        200,000           198,687
                                                                    -----------
                                                                    $ 1,297,430
                                                                    -----------
BROKERAGE & ASSET MANAGERS - 1.2%
Lehman Brothers Holdings, Inc.,
8.25%, 2007                                       $   184,000       $   186,377
Lehman Brothers Holdings, Inc.,
5.5%, 2016                                             18,000            17,998
Merrill Lynch & Co., Inc.,
6.05%, 2016                                           393,000           406,771
Morgan Stanley Dean Witter, Inc.,
6.6%, 2012                                            165,000           174,253
Morgan Stanley Group, Inc.,
5.75%, 2016                                           220,000           223,228
                                                                    -----------
                                                                    $ 1,008,627
                                                                    -----------
BUILDING - 0.3%
American Standard Cos., Inc.,
7.375%, 2008                                      $   135,000       $   137,243
Lafarge S.A., 6.5%, 2016                              133,000           138,868
                                                                    -----------
                                                                    $   276,111
                                                                    -----------
BUSINESS SERVICES - 0.3%
Xerox Corp., 6.4%, 2016                           $   235,000       $   239,994
                                                                    -----------
CABLE TV - 1.6%
Comcast Corp., 6.45%, 2037                        $   377,000       $   377,204
Rogers Cable, Inc., 5.5%, 2014                        284,000           271,558
TCI Communications Financing III,
9.65%, 2027                                           363,000           382,999
TCI Communications, Inc.,
9.8%, 2012                                             72,000            84,902
Time Warner Entertainment Co. LP,
8.375%, 2033                                          190,000           229,632
                                                                    -----------
                                                                    $ 1,346,295
                                                                    -----------
CHEMICALS - 0.1%
Dow Chemical Co., 5.75%, 2008                     $    62,000       $    62,489
                                                                    -----------
CONSUMER GOODS & SERVICES - 0.9%
Fortune Brands, Inc., 5.125%, 2011                $   350,000       $   343,451
Western Union Co., 5.4%, 2011 (n)                     390,000           384,570
                                                                    -----------
                                                                    $   728,021
                                                                    -----------
CONTAINERS - 0.2%
Owens-Brockway Glass Container,
Inc., 8.25%, 2013                                 $   190,000       $   196,413
                                                                    -----------
DEFENSE ELECTRONICS - 0.5%
BAE Systems Holdings, Inc.,
4.75%, 2010 (n)                                   $   168,000       $   163,483
BAE Systems Holdings, Inc.,
6.4%, 2011 (n)                                        104,000           107,548
Litton Industries, Inc., 8%, 2009                     165,000           175,739
                                                                    -----------
                                                                    $   446,770
                                                                    -----------
EMERGING MARKET SOVEREIGN - 0.3%
Republic of Argentina, FRN, 5.59%, 2012           $   267,000       $   251,893
                                                                    -----------
ENERGY - INDEPENDENT - 1.2%
Anadarko Petroleum Corp., 6.45%, 2036             $   180,000       $   181,889
Chesapeake Energy Corp., 7.5%, 2014                    35,000            36,356
Chesapeake Energy Corp., 6.875%, 2016                 255,000           257,231
Ocean Energy, Inc., 7.25%, 2011                        85,000            90,687
Ras Laffan Liquefied Natural Gas Co.
Ltd., 5.832%, 2016 (n)                                250,000           250,735
XTO Energy, Inc., 5.65%, 2016                         170,000           168,059
                                                                    -----------
                                                                    $   984,957
                                                                    -----------
ENERGY - INTEGRATED - 0.3%
TNK-BP Finance S.A., 7.5%, 2016 (n)               $   116,000       $   123,395
TNK-BP Finance S.A., 7.5%, 2016                       102,000           108,503
                                                                    -----------
                                                                    $   231,898
                                                                    -----------
ENTERTAINMENT - 0.4%
Walt Disney Co., 5.625%, 2016                     $   333,000       $   335,317
                                                                    -----------
FINANCIAL INSTITUTIONS - 3.0%
Allied Capital Corp., 6.625%, 2011                $   190,000       $   193,208
Capital One Financial Co., 6.15%, 2016                210,000           217,185
Countrywide Financial Corp., 6.25%, 2016              552,000           562,616
General Electric Capital Corp., 8.7%, 2007             40,000            40,197
General Motors Acceptance Corp., 6.75%, 2014          365,000           374,904
HSBC Finance Corp., 6.75%, 2011                        46,000            48,684
HSBC Finance Corp., 5.5%, 2016                        403,000           404,902
International Lease Finance Corp.,
5.625%, 2013                                          274,000           276,002
ORIX Corp., 5.48%, 2011                               380,000           379,267
                                                                    -----------
                                                                    $ 2,496,965
                                                                    -----------
FOOD & BEVERAGES - 0.9%
Diageo Capital PLC, 5.5%, 2016                    $   360,000       $   355,427
Miller Brewing Co., 5.5%, 2013 (n)                    379,000           374,793
                                                                    -----------
                                                                    $   730,220
                                                                    -----------
FOOD & DRUG STORES - 0.4%
CVS Corp., 5.75%, 2011                            $    90,000       $    91,082
CVS Corp., 6.125%, 2016                               220,000           226,995
                                                                    -----------
                                                                    $   318,077
                                                                    -----------
FOREST & PAPER PRODUCTS - 0.4%
MeadWestvaco Corp., 6.8%, 2032                    $   105,000       $    99,855
Stora Enso Oyj, 7.25%, 2036 (z)                       213,000           223,258
                                                                    -----------
                                                                    $   323,113
                                                                    -----------
GAMING & LODGING - 0.6%
Marriott International, Inc.,
6.2%, 2016                                        $   150,000       $   151,273
MGM Mirage, Inc., 5.875%, 2014                        245,000           226,625
Wyndham Worldwide Corp.,
6%, 2016 (n)                                          145,000           142,449
                                                                    -----------
                                                                    $   520,347
                                                                    -----------
INDUSTRIAL - 0.3%
Steelcase, Inc., 6.5%, 2011                       $   272,000       $   276,292
                                                                    -----------
INSURANCE - 0.7%
American International Group, 4.25%, 2013         $   193,000       $   180,970
ING Groep N.V., 5.775% to 2015,  FRN to 2049          178,000           176,136
UnumProvident Corp., 6.85%, 2015 (n)                  241,000           250,567
                                                                    -----------
                                                                    $   607,673
                                                                    -----------
INSURANCE - PROPERTY & CASUALTY - 0.6%
AXIS Capital Holdings Ltd., 5.75%, 2014           $   375,000       $   372,677
Fund American Cos., Inc., 5.875%, 2013                154,000           153,080
                                                                    -----------
                                                                    $   525,757
                                                                    -----------
MACHINERY & TOOLS - 0.3%
Case New Holland, Inc., 9.25%, 2011               $   215,000       $   227,631
                                                                    -----------
MAJOR BANKS - 2.5%
Bank of America Corp., 5.625%, 2016               $   570,000       $   580,324
BNP Paribas, 5.186% to 2015,
FRN to 2049 (n)                                       174,000           167,054
HBOS Capital Funding LP,
6.071% to 2014, FRN to 2049 (n)                       163,000           165,275
JPMorgan Chase & Co., 5.15%, 2015                     100,000            98,131
MUFG Capital Finance 1 Ltd.,
6.346% to 2016, FRN to 2049                           233,000           236,469
Natexis AMBS Co. LLC,
8.44% to 2008, FRN to 2049 (n)                         51,000            53,110
Socgen Real Estate LLC,
7.64% to 2007, FRN to 2049 (n)                         97,000            98,499
UniCredito Italiano Capital Trust
II, 9.2% to 2010, FRN to 2049 (n)                      45,000            50,495
Wachovia Bank, NA, 5.6%, 2016                         194,000           195,897
Wachovia Capital Trust III,
5.8% to 2011, FRN to 2049                             148,000           149,222
Wachovia Corp., 6.605%, 2025                          164,000           175,056
Wells Fargo Capital X, 5.95%, 2036                    120,000           117,611
                                                                    -----------
                                                                    $ 2,087,143
                                                                    -----------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 0.9%
Baxter International, Inc., 5.9%, 2016            $   296,000       $   304,075
Cardinal Health, Inc., 5.8%, 2016 (z)                 180,000           179,578
HCA, Inc., 9.25%, 2016 (n)                            230,000           246,388
                                                                    -----------
                                                                    $   730,041
                                                                    -----------
METALS & MINING - 1.0%
International Steel Group, Inc.,
6.5%, 2014                                        $   356,000       $   365,790
Peabody Energy Corp., 5.875%, 2016                    250,000           243,750
Vale Overseas Ltd., 6.25%, 2017                       224,000           225,018
                                                                    -----------
                                                                    $   834,558
                                                                    -----------
MORTGAGE BACKED - 12.4%
Fannie Mae, 4.55%, 2011                           $    64,470       $    62,545
Fannie Mae, 4.79%, 2012                               117,568           114,119
Fannie Mae, 4.86%, 2012                               117,884           115,975
Fannie Mae, 5.12%, 2012                                58,780            58,386
Fannie Mae, 3.81%, 2013                                20,537            19,153
Fannie Mae, 4.845%, 2013                               52,173            51,006
Fannie Mae, 4.519%, 2014                              220,011           211,935
Fannie Mae, 4.6%, 2014 - 2015                         111,233           107,305
Fannie Mae, 4.666%, 2014                              110,218           107,066
Fannie Mae, 4.77%, 2014                                61,720            59,906
Fannie Mae, 4.53%, 2015                                63,795            61,131
Fannie Mae, 4.56%, 2015                                56,405            54,236
Fannie Mae, 4.665%, 2015                               38,582            37,339
Fannie Mae, 4.69%, 2015                                31,191            30,239
Fannie Mae, 4.7%, 2015                                 43,935            42,611
Fannie Mae, 4.74%, 2015                                50,000            48,341
Fannie Mae, 4.76%, 2015                                70,848            68,881
Fannie Mae, 4.78%, 2015                               107,948           105,132
Fannie Mae, 4.815%, 2015                               53,000            51,453
Fannie Mae, 4.82%, 2015                                56,053            54,706
Fannie Mae, 4.85%, 2015                                41,808            40,925
Fannie Mae, 4.87%, 2015                                34,852            34,143
Fannie Mae, 4.89%, 2015                                98,288            96,369
Fannie Mae, 4.925%, 2015                              131,539           129,458
Fannie Mae, 4.94%, 2015                               120,000           116,647
Fannie Mae, 4.98%, 2015                                49,204            48,513
Fannie Mae, 5.09%, 2016                                98,958            98,233
Fannie Mae, 5.423%, 2016                              153,736           156,189
Fannie Mae, 4.996%, 2017                              115,829           114,550
Fannie Mae, 5.5%, 2017 - 2033                       3,415,686         3,387,361
Fannie Mae, 4.88%, 2020                                47,832            47,186
Fannie Mae, 5%, 2020                                  362,287           356,166
Fannie Mae, 6.5%, 2032                                 38,232            39,108
Fannie Mae, 6%, 2036                                  140,797           141,751
Freddie Mac, 5.5%, 2019 - 2036                      2,206,906         2,186,514
Freddie Mac, 5%, 2023 - 2028                        1,039,367         1,033,865
Freddie Mac, 6%, 2034 - 2036                          580,680           585,167
Ginnie Mae, 6%, 2036                                  290,672           293,998
                                                                    -----------
                                                                    $10,367,608
                                                                    -----------
NATURAL GAS - PIPELINE - 1.6%
CenterPoint Energy Resources Corp.,
7.875%, 2013                                      $   399,000       $   442,695
El Paso Performance-Linked Trust,
7.75%, 2011 (n)                                       240,000           253,800
Kinder Morgan Energy Partners,
5.8%, 2035                                            130,000           118,136
Kinder Morgan Energy Partners LP,
5.125%, 2014                                           73,000            69,525
Kinder Morgan Energy Partners LP,
7.4%, 2031                                            103,000           112,743
Kinder Morgan, Inc., 6.8%, 2008                        55,000            55,708
Magellan Midstream Partners LP,
5.65%, 2016                                           258,000           251,179
                                                                    -----------
                                                                    $ 1,303,786
                                                                    -----------
NETWORK & TELECOM - 1.8%
AT&T, Inc., 6.15%, 2034                           $   188,000       $   184,910
Deutsche Telekom B.V., 5.75%, 2016                    236,000           232,532
Telecom Italia Capital, 5.25%, 2015                   405,000           378,314
Telecomunicaciones de Puerto Rico,
Inc., 6.8%, 2009                                       63,000            64,309
Telefonica Emisiones S.A.U.,
7.045%, 2036                                          245,000           260,231
Verizon New York, Inc., 6.875%, 2012                  376,000           389,806
                                                                    -----------
                                                                    $ 1,510,102
                                                                    -----------
OIL SERVICES - 0.3%
Halliburton Co., 5.5%, 2010                       $   260,000       $   259,538
                                                                    -----------
OILS - 0.2%
Premcor Refining Group, Inc.,
7.5%, 2015                                        $   190,000       $   198,697
                                                                    -----------
OTHER BANKS & DIVERSIFIED FINANCIALS - 2.5%
Alfa Diversified Payment Rights
Finance Co., FRN, 7.2465%, 2011 (z)               $   280,000       $   279,300
Banco Mercantil del Norte S.A.,
5.875% to 2009, FRN to 2014 (n)                       149,000           150,043
Citigroup, Inc., 5%, 2014                             323,000           315,376
Fifth Third Bancorp, 5.45%, 2017                      290,000           286,659
Kazkommerts International B.V.,
8.5%, 2013                                            106,000           113,818
Mizuho Capital Investment 1 Ltd.,
6.686% to 2016, FRN to 2049 (n)                       110,000           110,981
Resona Bank Ltd.,
5.85% to 2016, FRN to 2049 (n)                        111,000           108,387
Russian Standard Finance S.A.,
8.625%, 2011 (n)                                      150,000           149,438
UBS AG, 5.875%, 2016                                  290,000           299,735
UBS Preferred Funding Trust V,
6.243% to 2016, FRN to 2049                           260,000           269,227
                                                                    -----------
                                                                    $ 2,082,964
                                                                    -----------
PHARMACEUTICALS - 0.1%
Wyeth, 5.5%, 2013                                 $   130,000       $   130,841
                                                                    -----------
PRINTING & PUBLISHING - 0.5%
Dex Media West LLC, 9.875%, 2013                  $   165,000       $   179,850
Idearc, Inc., 8%, 2016 (n)                            255,000           258,825
                                                                    -----------
                                                                    $   438,675
                                                                    -----------
RAILROAD & SHIPPING - 0.4%
CSX Corp., 6.3%, 2012                             $   155,000       $   160,624
TFM S.A. de C.V., 9.375%, 2012                        130,000           138,775
                                                                    -----------
                                                                    $   299,399
                                                                    -----------
REAL ESTATE - 2.8%
Boston Properties, Inc., REIT, 5%, 2015           $   100,000       $    96,130
EOP Operating LP, 6.8%, 2009                          168,000           173,602
EOP Operating LP, 4.75%, 2014                         167,000           165,435
HRPT Properties Trust, REIT, 6.25%, 2016              328,000           338,087
Kimco Realty Corp., REIT, 5.783%, 2016                294,000           297,748
Liberty Property Ltd. Partnership,
REIT, 5.5%, 2016                                      230,000           226,748
ProLogis Trust, REIT, 5.625%, 2016                    150,000           148,880
ProLogis, REIT, 5.75%, 2016                           260,000           261,587
Simon Property Group LP, REIT,
6.35%, 2012                                            88,000            91,598
Simon Property Group LP, REIT,
5.75%, 2015                                            18,000            18,262
Simon Property Group LP, REIT,
6.1%, 2016                                            123,000           127,499
Simon Property Group LP, REIT,
5.875%, 2017                                          230,000           234,294
Vornado Realty Trust, REIT, 5.625%, 2007              135,000           134,910
                                                                    -----------
                                                                    $ 2,314,780
                                                                    -----------
RESTAURANTS - 0.3%
YUM! Brands, Inc., 8.875%, 2011                   $   205,000       $   229,963
                                                                    -----------
RETAILERS - 0.8%
Dollar General Corp., 8.625%, 2010                $   120,000       $   127,500
Federated Retail Holdings, Inc.,
5.9%, 2016                                            130,000           129,798
Home Depot, Inc., 5.4%, 2016                          411,000           401,977
                                                                    -----------
                                                                    $   659,275
                                                                    -----------
SUPERMARKETS - 0.3%
Safeway, Inc., 4.95%, 2010                        $    68,000       $    66,716
Safeway, Inc., 6.5%, 2011                             221,000           228,638
                                                                    -----------
                                                                    $   295,354
                                                                    -----------
SUPRANATIONAL - 0.1%
Corporacion Andina de Fomento,
6.875%, 2012                                      $    61,000       $    64,869
                                                                    -----------
TELECOMMUNICATIONS - WIRELESS - 0.3%
Nextel Communications, Inc., 5.95%, 2014          $   260,000       $   253,192
                                                                    -----------
TRANSPORTATION - SERVICES - 0.2%
FedEx Corp., 9.65%, 2012                          $   110,000       $   130,999
                                                                    -----------
U.S. GOVERNMENT AGENCIES - 2.8%
Federal Home Loan Bank, 4.5%, 2007                $   980,000       $   977,750
Small Business Administration,
4.34%, 2024                                           195,385           186,241
Small Business Administration,
4.93%, 2024                                           151,782           149,770
Small Business Administration,
4.99%, 2024                                           151,321           149,490
Small Business Administration,
4.625%, 2025                                          317,113           306,242
Small Business Administration,
4.86%, 2025                                           318,961           312,563
Small Business Administration,
5.11%, 2025                                           242,025           240,347
                                                                    -----------
                                                                    $ 2,322,403
                                                                    -----------
U.S. TREASURY OBLIGATIONS - 32.7%
U.S. Treasury Bonds, 6.5%, 2010                   $ 3,814,000       $ 4,006,638
U.S. Treasury Bonds, 6.25%, 2023                      177,000           203,730
U.S. Treasury Bonds, 6%, 2026                         373,000           423,035
U.S. Treasury Bonds, 6.75%, 2026                    1,424,000         1,751,631
U.S. Treasury Bonds, 5.375%, 2031                   2,276,000         2,437,987
U.S. Treasury Bonds, 4.5%, 2036                       928,000           882,470
U.S. Treasury Notes, 4.375%, 2007                     682,000           680,295
U.S. Treasury Notes, 6.125%, 2007                   1,235,000         1,242,815
U.S. Treasury Notes, 5.625%, 2008 (f)               5,762,000         5,814,670
U.S. Treasury Notes, 3.125%, 2008                   3,913,000         3,800,043
U.S. Treasury Notes, 3.125%, 2009                   2,229,000         2,150,113
U.S. Treasury Notes, 4%, 2010                       2,453,000         2,400,300
U.S. Treasury Notes, 5.125%, 2011                   1,059,000         1,076,871
U.S. Treasury Notes, TIPS, 2%, 2014                   314,594           305,598
U.S. Treasury Notes, TIPS, 2%, 2014                   214,152           207,853
                                                                    -----------
                                                                    $27,384,049
                                                                    -----------
UTILITIES - ELECTRIC POWER - 3.6%
Beaver Valley Funding Corp.,
9%, 2017                                          $   206,000       $   231,336
Duke Capital Corp., 8%, 2019                          313,000           363,880
Empresa Nacional de Electricidad
S.A., 8.35%, 2013                                     158,000           179,213
Enersis S.A., 7.375%, 2014                            135,000           145,290
Exelon Generation Co. LLC, 6.95%, 2011                335,000           352,912
FirstEnergy Corp., 6.45%, 2011                        310,000           323,271
MidAmerican Energy Holdings Co.,
6.125%, 2036                                          190,000           191,530
NiSource Finance Corp., 7.875%, 2010                  230,000           248,138
NorthWestern Corp., 5.875%, 2014                        5,000             4,913
NRG Energy, Inc., 7.25%, 2014                         150,000           151,125
Progress Energy, Inc.,
5.625%, 2016                                          361,000           360,159
TXU Energy Co., 7%, 2013                              375,000           392,384
Waterford 3 Funding Corp., 8.09%, 2017                 92,650            93,332
                                                                    -----------
                                                                    $ 3,037,483
                                                                    -----------
TOTAL BONDS
(IDENTIFIED COST, $81,086,891)                                      $81,213,616
                                                                    -----------
SHORT-TERM OBLIGATIONS - 1.6%
General Electric Capital Corp.,
5.29%, due 1/02/07, at Amortized
Cost and Value (y)                                $ 1,347,000       $ 1,346,802
                                                                    -----------
TOTAL INVESTMENTS
(IDENTIFIED COST, $82,433,693) (k)                                  $82,560,418
                                                                    -----------
OTHER ASSETS,
LESS LIABILITIES - 1.4%                                               1,136,098
                                                                    -----------
NET ASSETS - 100.0%                                                 $83,696,516
                                                                    -----------

(f) All or a portion of the security has been segregated as collateral for an open futures contract.
(i) Interest only security for which the series receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k) As of December 31, 2006, the series held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $78,091,515 and 94.59% of market value. An independent pricing service provided an evaluated bid for 94.32% of the market value.
(n) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $4,455,725, representing 5.3% of net assets.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The series holds the following restricted securities:

                                                                   ACQUISITION        ACQUISITION       CURRENT       TOTAL % OF
RESTRICTED SECURITIES                                                 DATE                COST        MARKET VALUE    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Alfa Diversified Payment Rights Finance Co., FRN, 7.2465%, 2011     12/04/06              $280,000      $  279,300
ARCap, REIT, Inc., 6.1%, 2045                                       12/07/06               332,516         332,516
Bayview Commercial Asset Trust, FRN, 0.84%, 2036                     2/28/06                83,603          84,015
Bayview Commercial Asset Trust, FRN, 0.8788%, 2036                   5/16/06                66,277          64,519
Bayview Commercial Asset Trust, FRN, 1.1396%, 2036                  10/25/06               103,619         103,543
Bayview Commercial Asset Trust, 1.1688%, 2036                        9/11/06               212,975         212,490
Bayview Financial Revolving Mortgage Loan Trust, FRN,
6.15%, 2040                                                          3/01/06               250,000         250,335
Capital Trust Realty CDO Ltd., 5.16%, 2035                           4/07/06               134,777         137,769
Cardinal Health, Inc., 5.8%, 2016                                    9/28/06               179,752         179,578
CPS Auto Receivables Trust, 3.52%, 2009                              2/14/03                 8,356           8,247
Falcon Franchise Loan LLC, FRN, 3.8676%, 2025                        1/29/03                65,645          53,380
JPMorgan Chase Commercial Mortgage Securities Corp.,
5.44%, 2045                                                          9/22/06               206,158         205,806
Preferred Term Securities IV Ltd., CDO, FRN, 7.6106%, 2031           9/13/05                41,050          40,554
Preferred Term Securities XIX Ltd., CDO, FRN, 5.71%, 2035            9/08/05               100,000         100,000
Prudential Securities Secured Financing Corp., FRN,
7.379%, 2013                                                        12/06/04               138,774         132,472
Stora Enso Oyj, 7.25%, 2036                                         11/06/06               225,987         223,258
--------------------------------------------------------------------------------------------------------------------------------
Total Restricted Securities                                                                             $2,407,782       2.9%

The following abbreviations are used in this report and are defined:
CDO    Collateralized Debt Obligation
FRN    Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
REIT   Real Estate Investment Trust
TIPS   Treasury Inflation Protected Security

FUTURES CONTRACTS OUTSTANDING AT 12/31/06:
                                                                                                                     UNREALIZED
                                                                                                    EXPIRATION      APPRECIATION
DESCRIPTION                                                      CONTRACTS           VALUE             DATE        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond (Short)                                           20            $2,228,750         Mar-07           $40,243
---------------------------------------------------------------------------------------------------------------------------------

SWAP AGREEMENTS AT 12/31/06
                                                                                                                     UNREALIZED
                            NOTIONAL                                           CASH FLOWS          CASH FLOWS       APPRECIATION
EXPIRATION                   AMOUNT                 COUNTERPARTY               TO RECEIVE            TO PAY        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS

3/20/11                   USD  128,000       Merrill Lynch International          (1)          0.68% (fixed rate)     $(1,912)
3/20/11                   USD  128,000       Merrill Lynch International          (2)          0.43% (fixed rate)        (293)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      $(2,205)

(1) Series to receive notional amount upon a defined credit default event by Autozone, Inc., 5.875%, 10/15/12.
(2) Series to receive notional amount upon a defined credit default event by the New York Times Co., 4.61%, 9/26/12.

At December 31, 2006, the series had sufficient cash and/or securities to cover any commitments under these derivative contracts.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
--------------------------------------------------------------------------------
Investments, at value (identified cost, $82,433,693)   $82,560,418
Cash                                                           953
Receivable for daily variation margin on open
futures contracts                                            1,875
Receivable for series shares sold                          270,618
Interest receivable                                        984,511
Receivable from investment adviser                           6,213
Other assets                                                 2,618
--------------------------------------------------------------------------------
Total assets                                                         $83,827,206
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for series shares reacquired                       $22,898
Unrealized depreciation on credit default swaps              2,205
Payable to affiliates
  Management fee                                             4,579
  Shareholder servicing costs                                  399
  Distribution fees                                            463
  Administrative services fee                                  256
Accrued expenses and other liabilities                      99,890
--------------------------------------------------------------------------------
Total liabilities                                                       $130,690
--------------------------------------------------------------------------------
Net assets                                                           $83,696,516
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
Paid-in capital                                        $81,603,212
Unrealized appreciation (depreciation) on
investments and translation of assets and
liabilities in foreign currencies                          164,763
Accumulated distributions in excess of net
realized gain on investments and foreign
currency transactions                                   (1,281,701)
Undistributed net investment income                      3,210,242
--------------------------------------------------------------------------------
Net assets                                                           $83,696,516
--------------------------------------------------------------------------------
Shares of beneficial interest outstanding                              7,284,291
--------------------------------------------------------------------------------
Initial Class shares
  Net assets                                           $66,874,701
  Shares outstanding                                     5,812,173
--------------------------------------------------------------------------------
  Net asset value per share                                               $11.51
--------------------------------------------------------------------------------
Service Class shares
  Net assets                                           $16,821,815
  Shares outstanding                                     1,472,118
--------------------------------------------------------------------------------
  Net asset value per share                                               $11.43
--------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06

NET INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Income
  Interest                                                                                  $3,366,320
  Foreign taxes withheld                                                                          (104)
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                            $3,366,216
-----------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                              $375,437
  Distribution fees                                                                             37,458
  Shareholder servicing costs                                                                   22,272
  Administrative services fee                                                                   19,225
  Independent trustees' compensation                                                             1,841
  Custodian fee                                                                                 65,581
  Shareholder communications                                                                    21,559
  Auditing fees                                                                                 47,725
  Legal fees                                                                                    30,133
  Miscellaneous                                                                                  9,083
-----------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                       $630,314
-----------------------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                                          (4,820)
  Reduction of expenses by investment adviser                                                 (155,799)
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                         $469,695
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                              $2,896,521
-----------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                                    $(351,526)
  Futures contracts                                                                           (122,479)
  Swap transactions                                                                             (6,281)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                                             $(480,286)
-----------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                                 $386,554
  Futures contracts                                                                             40,243
  Swap transactions                                                                             (2,205)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments                                                                            $424,592
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                                                               $(55,694)
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                                               $2,840,827
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                                       2006                     2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      $2,896,521              $1,727,769
Net realized gain (loss) on investments and foreign currency transactions                    (480,286)                472,187
Net unrealized gain (loss) on investments and foreign currency translation                    424,592              (1,612,733)
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                       $2,840,827                $587,223
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
From net investment income
  Initial Class                                                                           $(1,583,253)            $(1,414,791)
  Service Class                                                                              (566,932)               (421,473)
From net realized gain on investments and foreign currency transactions
  Initial Class                                                                              (179,034)               (238,802)
  Service Class                                                                               (66,827)                (72,865)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                              $(2,396,046)            $(2,147,931)
-----------------------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                                       $33,653,606             $15,719,700
-----------------------------------------------------------------------------------------------------------------------------
Total change in net assets                                                                $34,098,387             $14,158,992
-----------------------------------------------------------------------------------------------------------------------------

NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
At beginning of period                                                                     49,598,129              35,439,137
At end of period (including undistributed net investment income of $3,210,242 and
$2,149,692, respectively)                                                                 $83,696,516             $49,598,129
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS            FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years.
Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                                    YEARS ENDED 12/31
                                                           --------------------------------------------------------------------
                                                               2006            2005            2004          2003          2002

Net asset value, beginning of period                         $11.61          $12.16          $12.19        $11.82        $11.52
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                     $0.53           $0.51           $0.59         $0.62         $0.67
Net realized and unrealized gain (loss) on investments
and foreign currency                                          (0.08)          (0.34)           0.11          0.45          0.30
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              $0.45           $0.17           $0.70         $1.07         $0.97
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $(0.49)         $(0.62)         $(0.73)       $(0.70)       $(0.67)
From net realized gain on investments and foreign
currency transactions                                         (0.06)          (0.10)             --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                 $(0.55)         $(0.72)         $(0.73)       $(0.70)       $(0.67)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $11.51          $11.61          $12.16        $12.19        $11.82
-------------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                     4.05            1.51            6.06          9.34          8.92
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                         0.94            1.12            0.99          0.94          0.92
Expenses after expense reductions (f)                          0.70            0.73            0.75          0.75          0.75
Net investment income                                          4.69            4.40            4.88          5.04          5.92
Portfolio turnover                                               51              88              55           116           132
Net assets at end of period (000 Omitted)                   $66,875         $36,738         $28,881       $31,981       $33,755
-------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                                    YEARS ENDED 12/31
                                                           --------------------------------------------------------------------
                                                               2006            2005            2004          2003          2002

Net asset value, beginning of period                         $11.54          $12.11          $12.16        $11.81        $11.50
-------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                                     $0.50           $0.48           $0.55         $0.54         $0.53
Net realized and unrealized gain (loss) on investments
and foreign currency                                          (0.08)          (0.35)           0.12          0.51          0.43(g)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              $0.42           $0.13           $0.67         $1.05         $0.96
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $(0.47)         $(0.60)         $(0.72)       $(0.70)       $(0.65)
From net realized gain on investments and foreign
currency transactions                                         (0.06)          (0.10)             --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                 $(0.53)         $(0.70)         $(0.72)       $(0.70)       $(0.65)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $11.43          $11.54          $12.11        $12.16        $11.81
-------------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                                     3.79            1.22            5.80          9.14          8.81
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                         1.20            1.37            1.24          1.19          1.17
Expenses after expense reductions (f)                          0.95            0.98            1.00          1.01          1.00
Net investment income                                          4.44            4.16            4.66          4.53          5.17
Portfolio turnover                                               51              88              55           116           132
Net assets at end of period (000 Omitted)                   $16,822         $12,860          $6,558        $2,419          $419
-------------------------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of series shares and the per share amount of realized and unrealized gains and losses at such time.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Research Bond Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 28 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded. Swaps are generally valued at a broker-dealer bid quotation. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INFLATION-ADJUSTED DEBT SECURITIES - The series invests in inflation-adjusted debt securities issued by the U.S. Treasury. The series may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted by references to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security's original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

DERIVATIVE RISK - The series may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the series uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative's original cost. Derivative instruments include futures contracts and swap agreements.

FUTURES CONTRACTS - The series may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. Upon entering into such contracts, the series bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

SWAP AGREEMENTS - The series may enter into swap agreements. A swap is an exchange of cash payments between the series and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the series' custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market movement of the underlying instrument. All swap agreements entered into by the series with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

CREDIT DEFAULT SWAPS - In a credit default swap, one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The series may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations.

The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders is as follows:

                                              12/31/06     12/31/05

      Ordinary income (including any
      short-term capital gains)             $2,150,185   $1,836,264

      Long-term capital gain                   245,861      311,667
      -------------------------------------------------------------
      Total distributions                   $2,396,046   $2,147,931

The federal tax cost and the tax basis components of distributable earnings were as follows:

              AS OF 12/31/06

              Cost of investments                       $82,890,150
              -----------------------------------------------------
              Gross appreciation                            645,020
              Gross depreciation                           (974,752)
              -----------------------------------------------------
              Net unrealized appreciation (depreciation)  $(329,732)
              Undistributed ordinary income               3,208,085
              Capital loss carryforwards                   (784,459)
              Other temporary differences                      (590)

As of December 31, 2006, the series had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

              12/31/14                                   $(784,459)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the series. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the series' average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets. This written agreement may be rescinded only upon consent of the series' Board of Trustees. This management fee reduction amounted to $62,573, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.50% of the series' average daily net assets.

The investment adviser has agreed in writing to pay a portion of the series' operating expenses, exclusive of management, distribution, and certain other fees and expenses, such that operating expenses do not exceed 0.20% annually of the series' average daily net assets. This written agreement will continue through April 30, 2007 unless changed or rescinded by the series' Board of Trustees. For the year ended December 31, 2006, this reduction amounted to $92,901 and is reflected as a reduction of total expenses in the Statement of Operations.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $21,900, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $211. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500.

The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0307% of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $474. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $325, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES

U.S. government securities                        $30,904,634       $14,005,956
-------------------------------------------------------------------------------
Investments (non-U.S. government securities)      $35,179,580       $16,273,775
-------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                        YEAR ENDED 12/31/06               YEAR ENDED 12/31/05
                                                                      SHARES           AMOUNT           SHARES          AMOUNT
Shares sold
  Initial Class                                                       3,321,326       $37,412,706       1,286,786      $14,916,824
  Service Class                                                         490,509         5,506,643         600,872        7,014,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                      3,811,835       $42,919,349       1,887,658      $21,931,574

Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                         160,939        $1,762,287         144,418       $1,653,593
  Service Class                                                          58,143           633,759          43,363          494,338
----------------------------------------------------------------------------------------------------------------------------------
                                                                        219,082        $2,396,046         187,781       $2,147,931

Shares reacquired
  Initial Class                                                       (833,625)      $(9,505,502)       (642,529)     $(7,516,518)
  Service Class                                                       (190,461)       (2,156,287)        (71,858)        (843,287)
----------------------------------------------------------------------------------------------------------------------------------
                                                                    (1,024,086)     $(11,661,789)       (714,387)     $(8,359,805)

Net change
  Initial Class                                                       2,648,640       $29,669,491         788,675       $9,053,899
  Service Class                                                         358,191         3,984,115         572,377        6,665,801
----------------------------------------------------------------------------------------------------------------------------------
                                                                      3,006,831       $33,653,606       1,361,052      $15,719,700

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $401 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Bond Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500
Boylston Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   --------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)           Trustee                   February 2004     Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)             Trustee                   February 2004     Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                 Trustee and Chair of      February 1992     Private investor; Eastern Enterprises (diversified
(born 5/01/36)                 Trustees                                    services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)            Trustee                   January 2006      Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.         Trustee                   August 1993       Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning               Trustee                   January 2004      Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow               Trustee                   December 1993     Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty                Trustee                   December 2004     Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera             Trustee                   July 1981         Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt               Trustee                   August 1993       Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen              Trustee                   March 2005        Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                  Trustee                   January 2006      Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)              President                 November 2005     Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)              Treasurer                 September 2005    Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)       Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 1/18/74)                 Assistant Clerk                             and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)              Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Special
(born 11/21/63)                Assistant Clerk                             Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)          Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)            Assistant Secretary and   September 2005    Massachusetts Financial Services Company, Vice President
(born 7/10/68)                 Assistant Clerk                             and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)             Assistant Treasurer       July 2005         Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)         Assistant Secretary and   June 2006         Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                 Assistant Clerk                             President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)              Assistant Treasurer       April 1997        Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)             Assistant Secretary and   May 2005          Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                 Assistant Clerk                             President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)            Assistant Secretary and   July 2005         Massachusetts Financial Services Company, Vice President
(born 11/05/70)                Assistant Clerk                             and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)            Secretary and Clerk       January 2006      Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino             Independent Chief         June 2004         Tarantino LLC (provider of compliance services),
(born 3/07/44)                 Compliance Officer                          Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)               Assistant Treasurer       September 1990    Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005,
    MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs.
Butler, Gutow, Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110


DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741              200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGERS
Michael Roberge
Robert Persons
Jeffrey Wakelin

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Series' investment performance, the Trustees took into account that, effective May 1, 2005, the Series changed its name (formerly, the Series was named MFS VIT Bond Series) and made related changes to its investment objective and strategies. Notwithstanding these changes, the Trustees considered the Series' prior investment performance to be relevant. Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the total return investment performance for the Series as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 2nd quintile relative to the other funds in the universe for this three- year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 5th quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Series' performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee, which may not be changed without the Trustees' approval, and that MFS currently observes an expense limitation for the Series. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate (taking into account the advisory fee waiver and expense limitation) and the Series' total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the advisory fee waiver and expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Series at this time.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The series designates $245,861 as capital gain dividends paid during the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

MFS(R) TOTAL RETURN SERIES

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                       MFS(R) VARIABLE INSURANCE TRUST(SM)
                                  ANNUAL REPORT

                                                                       12/31/06
                                                                        VTR-ANN

MFS(R) TOTAL RETURN SERIES


TABLE OF CONTENTS
--------------------------------------------------------------

LETTER FROM THE CEO                                          1
--------------------------------------------------------------
PORTFOLIO COMPOSITION                                        2
--------------------------------------------------------------
MANAGEMENT REVIEW                                            3
--------------------------------------------------------------
PERFORMANCE SUMMARY                                          5
--------------------------------------------------------------
EXPENSE TABLE                                                7
--------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     8
--------------------------------------------------------------
FINANCIAL STATEMENTS                                        17
--------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                               22
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM     27
--------------------------------------------------------------
TRUSTEES AND OFFICERS                                       28
--------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT               31
--------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                       34
--------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                              34
--------------------------------------------------------------
FEDERAL TAX INFORMATION                                     34
--------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                       35
--------------------------------------------------------------
CONTACT INFORMATION                                 BACK COVER

-------------------------------------------------------------------------------
THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF CONTRACT OWNERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NOT FDIC INSURED        MAY LOSE VALUE       NO BANK OR CREDIT UNION GUARANTEE       NOT A DEPOSIT
                     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF
--------------------------------------------------------------------------------------------------

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Contract Owners:

The year 2006 proved to be a very good one for many of the world's financial markets. The U.S. stock market, as one notable example, posted strong gains as the Dow Jones Industrial Average hit record highs and the Standard & Poor's 500 Stock Index rose to levels not seen since 2000.

While investors were undoubtedly encouraged by these positive developments, we think it is important to maintain the proper perspective on what appears to be happening with the world's financial markets. Around the globe, economies seem to have reached a state of equilibrium. Both stock and bond markets have simply been less volatile than they were in years past. While there are many factors behind the low levels of volatility, one of the key reasons is that the U.S. Federal Reserve Board and other central banks around the world seem to have found the right formula for simultaneously promoting economic growth and keeping inflation under control.

This new, calmer state of affairs is no doubt welcomed by many investors, but with less volatility, the possibilities for earning exceptional returns also diminish. Investors may have to lower their expectations about what are reasonable returns from the markets. Those still looking for the types of returns they had been accustomed to in the past may have to work much harder to seek out those opportunities and perhaps also accept more risk than they customarily did. In any market climate, even in a relatively benign one, we think investors are still best served by spreading their holdings across a variety of investments that will give them exposure to a range of market opportunities and varying levels of risk.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    February 15, 2007

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (i)

              Common Stocks                              58.6%
              Bonds                                      37.6%
              Cash & Other Net Assets                     3.8%

              TOP TEN HOLDINGS (i)

              Fannie Mae 5.5%, 30 years                   3.9%
              ------------------------------------------------
              U.S. Treasury Notes, 5.625%, 2008           3.1%
              ------------------------------------------------
              U.S. Treasury Bonds, 6.5%, 2010             2.1%
              ------------------------------------------------
              Bank of America Corp.                       1.9%
              ------------------------------------------------
              Altria Group, Inc.                          1.7%
              ------------------------------------------------
              Citigroup, Inc.                             1.5%
              ------------------------------------------------
              JPMorgan Chase & Co.                        1.5%
              ------------------------------------------------
              Bank of New York Co., Inc.                  1.4%
              ------------------------------------------------
              Exxon Mobil Corp.                           1.3%
              ------------------------------------------------
              Fannie Mae 6.0%, 30 years                   1.3%
              ------------------------------------------------

              COMMON STOCK SECTORS

              Financial Services                         17.5%
              ------------------------------------------------
              Energy                                      6.7%
              ------------------------------------------------
              Health Care                                 6.0%
              ------------------------------------------------
              Utilities & Communications                  5.7%
              ------------------------------------------------
              Industrial Goods & Services                 5.0%
              ------------------------------------------------
              Consumer Staples                            4.3%
              ------------------------------------------------
              Technology                                  3.3%
              ------------------------------------------------
              Basic Materials                             3.2%
              ------------------------------------------------
              Leisure                                     2.5%
              ------------------------------------------------
              Retailing                                   1.8%
              ------------------------------------------------
              Autos & Housing                             1.8%
              ------------------------------------------------
              Transportation                              0.6%
              ------------------------------------------------
              Special Products & Services                 0.2%
              ------------------------------------------------

              FIXED INCOME SECTORS (i)

              Mortgage-Backed Securities                 13.2%
              ------------------------------------------------
              U.S. Treasury Securities                   10.5%
              ------------------------------------------------
              High Grade Corporates                       8.0%
              ------------------------------------------------
              Commercial Mortgage-Backed Securities       3.5%
              ------------------------------------------------
              U.S. Government Agencies                    1.3%
              ------------------------------------------------
              Asset-Backed Securities                     0.5%
              ------------------------------------------------
              Emerging Market Bonds                       0.4%
              ------------------------------------------------
              Non U.S. Government Bonds                   0.1%
              ------------------------------------------------
              High Yield Corporates                       0.1%
              ------------------------------------------------

(i) For purposes of this graphical presentation, the bond component includes both accrued interest amounts and the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 12/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended December 31, 2006, Initial Class shares of the MFS Total Return Series provided a total return of 11.95%, while Service Class shares provided a total return of 11.62%. These compare with a return of 15.79% for the series' benchmark, the Standard & Poor's 500 Stock Index (S&P 500). The series' other benchmark, the Lehman Brothers U.S. Aggregate Bond Index (Lehman Index), had a total return of 4.33%.

DETRACTORS FROM PERFORMANCE

Within the equity portion of the portfolio, stock selection in the basic materials and energy sectors detracted from performance relative to the S&P 500 Index. In basic materials, packaging manufacturer Owens-Illinois(c) and newsprint maker Bowater(c) were among the portfolio's top detractors. The profitability of both companies was negatively affected by higher energy prices. Additionally, Bowater faced weaker demand for newsprint. In energy, our underweighted position in integrated oil and gas company Exxon Mobil held back relative returns.

Elsewhere, telecommunications equipment manufacturer Nortel Networks(c), wireless service provider Sprint Nextel, insurance company Conseco(c), and home improvement products maker Masco dampened results. We believe Nortel's delay in filing the 2005 annual reports and restatement of certain prior period results, along with weaker-than-expected fundamentals and management's inability to turn around the business, contributed to the decline of the company's stock price. Shares of Sprint Nextel struggled after the company lowered its wireless subscriber guidance for 2006. Not holding communications service provider BellSouth also detracted from relative returns as this stock outperformed the S&P 500 Index.

The cash position in the equity portion of the portfolio was also a detractor from relative performance. The portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Within the fixed income portion of the portfolio, several Treasury securities and long-maturity corporate issues held back returns relative to the Lehman Index.

CONTRIBUTORS TO PERFORMANCE

Within the equity portion of the portfolio, the health care, financial services, and retailing sectors were the principal contributors to performance relative to the S&P 500 Index.

Stock selection was the primary factor in the strong relative performance in the health care sector. This was supported by our decision to underweight this otherwise weak-performing sector. Pharmaceutical company Merck was also among the portfolio's top contributors. Merck rebounded after struggling with the recall of its pain medication Vioxx. Shares of Merck benefited from the company's cost cutting efforts and solid growth in several key products. Our underweighting of benchmark constituent UnitedHealth Group also helped as this stock's performance trailed that of the benchmark.

The strong showing in the financial services and retailing sectors also resulted from security selection. PNC Financial Services Group and office products retailer OfficeMax were among the largest contributors to relative returns.

In other sectors, defense contractor Lockheed Martin was a top contributor as shares gained on strong revenue growth, improved margins and key contract awards over the period. Other individual stocks that contributed to results included electric utility company FPL Group, telecommunications services provider Verizon Communications, and agricultural equipment manufacturer Deere & Company. Underweighting or avoiding several poor-performing benchmark constituents, such as semiconductor company Intel and online information portal Yahoo!, further strengthened relative performance.

Within the fixed income portion of the portfolio, our overweighted positions in "BBB" rated(s) securities and small exposure to "BB" rated bonds added to performance relative to the Lehman Index (the Lehman Index does not include bonds rated lower than "BBB"). While we do not generally position the portfolio for changes in interest rates, the portfolio's short duration(d) stance boosted results as interest rates rose over the reporting period. The portfolio's yield advantage and mortgage convexity positioning (exposure to interest rate volatility) were also positive factors in relative returns.

Respectfully,

Brooks A. Taylor        Nevin P. Chitkara  William P. Douglas Kenneth J. Enright
Lead Portfolio Manager  Portfolio Manager  Portfolio Manager  Portfolio Manager

Steven R. Gorham        Richard O. Hawkins Alan T. Langsner   Michael W. Roberge
Portfolio Manager       Portfolio Manager  Portfolio Manager  Portfolio Manager

Note to Shareholders: Effective May 2006, Nevin P. Chitkara became a portfolio manager of the series.

(c) Security is not a benchmark constituent.
(d) Duration is a measure of how much a bond's price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(s) Bonds rated "BBB", "Baa", or higher are considered investment grade; bonds rated "BB", "Ba", or below are considered non-investment grade.
    The primary source for bond quality ratings is Moody's Investors Service. If not available, ratings by Standard & Poor's are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered not rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 12/31/06

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR UNITS, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS NET OF FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS, CONTACT THE VARIABLE PRODUCT'S ISSUING INSURANCE COMPANY. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                  MFS Total            Lehman Brothers
               Return Series --        U.S. Aggregate        Standard & Poor's
                 Initial Class           Bond Index           500 Stock Index
12/96              $10,000                 $10,000                $10,000
12/97               12,130                  10,968                 13,336
12/98               13,626                  11,920                 17,148
12/99               14,046                  11,821                 20,756
12/00               16,296                  13,196                 18,866
12/01               16,336                  14,307                 16,624
12/02               15,492                  15,776                 12,950
12/03               18,021                  16,425                 16,664
12/04               20,061                  17,137                 18,478
12/05               20,626                  17,554                 19,385
12/06               23,090                  18,314                 22,447

TOTAL RETURNS THROUGH 12/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share Class          Class inception date      1-yr        5-yr       10-yr
------------------------------------------------------------------------------
     Initial Class             1/03/95            11.95%      7.17%      8.73%
------------------------------------------------------------------------------
     Service Class             5/01/00            11.62%      6.90%      8.55%
------------------------------------------------------------------------------

AVERAGE ANNUAL

Comparative benchmarks
------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index (f)      4.33%      5.06%      6.24%
------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index (f)             15.79%      6.19%      8.42%
------------------------------------------------------------------------------

(f) Source: FactSet Research Systems Inc.

INDEX DEFINITIONS

Lehman Brothers U.S. Aggregate Bond Index - measures the U.S. investment grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Standard & Poor's 500 Stock Index - a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares have no sales charge and carry a 0.25% annual Rule 12b-1 fee.

Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are generally higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown.

From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

SERIES EXPENSES BORNE BY THE CONTRACT HOLDERS DURING THE PERIOD,
JULY 1, 2006 THROUGH DECEMBER 31, 2006.

As a contract holder of the series, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the series' ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the series is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the series) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the series through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    7/01/06-
Class                       Ratio       7/01/06        12/31/06       12/31/06
--------------------------------------------------------------------------------
         Actual              0.85%     $1,000.00      $1,099.40          $4.50
Initial  -----------------------------------------------------------------------
 Class   Hypothetical(h)     0.85%     $1,000.00      $1,020.92          $4.33
--------------------------------------------------------------------------------
         Actual              1.10%     $1,000.00      $1,097.80          $5.82
Service  -----------------------------------------------------------------------
 Class   Hypothetical(h)     1.10%     $1,000.00      $1,019.66          $5.60
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS - 12/31/06

The Portfolio of Investments is a complete list of all securities owned by your series. It is categorized by broad-based asset classes.

ISSUER                                             SHARES/PAR       VALUE ($)

COMMON STOCKS - 58.6%

AEROSPACE - 2.0%
Lockheed Martin Corp.                                 458,690    $   42,231,582
Northrop Grumman Corp.                                234,880        15,901,376
United Technologies Corp.                             336,130        21,014,848
                                                                 --------------
                                                                 $   79,147,806
                                                                 --------------
ALCOHOLIC BEVERAGES - 0.5%
Diageo PLC                                            719,562    $   14,128,569
Molson Coors Brewing Co.                               75,820         5,795,681
                                                                 --------------
                                                                 $   19,924,250
                                                                 --------------
APPAREL MANUFACTURERS - 0.4%
Hanesbrands, Inc. (a)                                  24,593    $      580,887
NIKE, Inc., "B"                                       160,690        15,913,131
                                                                 --------------
                                                                 $   16,494,018
                                                                 --------------
AUTOMOTIVE - 0.3%
Johnson Controls, Inc.                                135,450    $   11,637,864
                                                                 --------------
BIOTECHNOLOGY - 0.9%
Amgen, Inc. (a)                                       457,360    $   31,242,262
Millipore Corp. (a)(l)                                 83,690         5,573,754
                                                                 --------------
                                                                 $   36,816,016
                                                                 --------------
BROADCASTING - 1.3%
CBS Corp., "B"                                        528,765    $   16,486,893
E.W. Scripps Co., "A"                                 164,300         8,205,137
Idearc, Inc. (a)                                       52,433         1,502,205
Time Warner, Inc.                                     173,840         3,786,235
Viacom, Inc., "B" (a)                                 247,680        10,162,310
Walt Disney Co.                                        89,680         3,073,334
WPP Group PLC                                         522,850         7,071,090
                                                                 --------------
                                                                 $   50,287,204
                                                                 --------------
BROKERAGE & ASSET MANAGERS - 2.5%
Franklin Resources, Inc.                              112,180    $   12,358,871
Goldman Sachs Group, Inc.                             109,910        21,910,559
KKR Private Equity Investments LP, IEU                127,640         2,916,574
Lehman Brothers Holdings, Inc.                        211,640        16,533,317
Mellon Financial Corp.                                429,360        18,097,524
Merrill Lynch & Co., Inc.                             161,310        15,017,961
Morgan Stanley                                        134,250        10,931,978
                                                                 --------------
                                                                 $   97,766,784
                                                                 --------------
BUSINESS SERVICES - 0.2%
Accenture Ltd., "A"                                   250,060    $    9,234,716
                                                                 --------------
CHEMICALS - 1.1%
3M Co.                                                 74,610    $    5,814,357
Dow Chemical Co.                                      135,380         5,407,077
Nalco Holding Co. (a)                                 260,980         5,339,651
PPG Industries, Inc.                                  238,950        15,342,980
Syngenta AG                                            52,610         9,784,795
                                                                 --------------
                                                                 $   41,688,860
                                                                 --------------
COMPUTER SOFTWARE - 1.3%
Compuware Corp. (a)                                 3,176,890    $   26,463,494
Oracle Corp. (a)                                      643,650        11,032,161
Symantec Corp. (a)                                    709,120        14,785,152
                                                                 --------------
                                                                 $   52,280,807
                                                                 --------------
COMPUTER SOFTWARE - SYSTEMS - 0.3%
Hewlett-Packard Co.                                   312,640    $   12,877,642
                                                                 --------------
CONSTRUCTION - 1.5%
D.R. Horton, Inc.                                     152,690    $    4,044,758
Masco Corp. (l)                                     1,630,680        48,708,412
Sherwin-Williams Co.                                   62,510         3,974,386
Toll Brothers, Inc. (a)                                61,640         1,986,657
                                                                 --------------
                                                                 $   58,714,213
                                                                 --------------
CONSUMER GOODS & SERVICES - 0.6%
Alberto Culver Co.                                    410,280    $    8,800,506
Estee Lauder Cos., Inc., "A"                          375,880        15,343,422
                                                                 --------------
                                                                 $   24,143,928
                                                                 --------------
CONTAINERS - 1.0%
Owens-Illinois, Inc. (a)                            1,947,150    $   35,924,918
Smurfit-Stone Container Corp. (a)                     125,790         1,328,342
                                                                 --------------
                                                                 $   37,253,260
                                                                 --------------
ELECTRICAL EQUIPMENT - 2.3%
Cooper Industries Ltd., "A"                            16,900    $    1,528,267
General Electric Co.                                  654,260        24,345,015
Rockwell Automation, Inc.                             163,250         9,971,310
Tyco International Ltd.                             1,463,540        44,491,616
W.W. Grainger, Inc.                                   141,940         9,927,284
                                                                 --------------
                                                                 $   90,263,492
                                                                 --------------
ELECTRONICS - 0.4%
Analog Devices, Inc.                                   35,780    $    1,176,089
Applied Materials, Inc. (l)                            78,990         1,457,366
Intel Corp.                                           653,800        13,239,450
                                                                 --------------
                                                                 $   15,872,905
                                                                 --------------
ENERGY - INDEPENDENT - 2.1%
Apache Corp.                                          481,980    $   32,056,490
Devon Energy Corp.                                    602,080        40,387,526
EOG Resources, Inc.                                    73,050         4,561,973
Sunoco, Inc.                                           75,780         4,725,641
                                                                 --------------
                                                                 $   81,731,630
                                                                 --------------
ENERGY - INTEGRATED - 3.7%
Chevron Corp.                                         189,640    $   13,944,229
ConocoPhillips                                        217,070        15,618,187
Exxon Mobil Corp.                                     687,372        52,673,316
Hess Corp.                                            608,520        30,164,336
Royal Dutch Shell PLC, ADR                             55,080         3,899,113
TOTAL S.A., ADR                                       410,920        29,553,366
                                                                 --------------
                                                                 $  145,852,547
                                                                 --------------
FOOD & BEVERAGES - 1.4%
Coca-Cola Co.                                         149,880    $    7,231,710
General Mills, Inc.                                    66,620         3,837,312
Kellogg Co.                                           291,750        14,605,005
Nestle S.A.                                            36,788        13,068,508
PepsiCo, Inc.                                         164,160        10,268,208
Tyson Foods, Inc., "A"                                473,110         7,782,660
                                                                 --------------
                                                                 $   56,793,403
                                                                 --------------
FOOD & DRUG STORES - 0.4%
CVS Corp.                                             312,300    $    9,653,193
Kroger Co.                                            145,950         3,367,067
Sally Beauty Holdings, Inc. (a)                       481,190         3,753,282
                                                                 --------------
                                                                 $   16,773,542
                                                                 --------------
FOREST & PAPER PRODUCTS - 0.6%
Bowater, Inc. (l)                                     714,430    $   16,074,675
International Paper Co.                               106,570         3,634,037
MeadWestvaco Corp. (l)                                169,910         5,107,495
                                                                 --------------
                                                                 $   24,816,207
                                                                 --------------
GENERAL MERCHANDISE - 0.6%
Federated Department Stores, Inc.                     558,680    $   21,302,468
Wal-Mart Stores, Inc.                                  74,520         3,441,334
                                                                 --------------
                                                                 $   24,743,802
                                                                 --------------
HEALTH MAINTENANCE ORGANIZATIONS - 0.5%
UnitedHealth Group, Inc.                               41,780    $    2,244,839
WellPoint, Inc. (a)                                   197,110        15,510,586
                                                                 --------------
                                                                 $   17,755,425
                                                                 --------------
INSURANCE - 5.0%
Aflac, Inc.                                           223,570    $   10,284,220
Allstate Corp.                                        722,240        47,025,046
Chubb Corp.                                            91,840         4,859,254
Conseco, Inc. (a)(l)                                1,171,060        23,397,779
Genworth Financial, Inc., "A"                       1,369,230        46,841,358
Hartford Financial Services Group, Inc.               199,335        18,599,949
MetLife, Inc.                                         381,520        22,513,495
St. Paul Travelers Cos., Inc.                         457,910        24,585,188
                                                                 --------------
                                                                 $  198,106,289
                                                                 --------------
LEISURE & TOYS - 0.3%
Hasbro, Inc.                                           87,070    $    2,372,658
Mattel, Inc.                                          441,330        10,000,538
                                                                 --------------
                                                                 $   12,373,196
                                                                 --------------
MACHINERY & TOOLS - 0.7%
Deere & Co.                                           289,100    $   27,484,737
Finning International, Inc. (a)(n)                      7,170           294,149
Finning International, Inc.                               280            11,487
Illinois Tool Works, Inc.                              31,720         1,465,147
                                                                 --------------
                                                                 $   29,255,520
                                                                 --------------
MAJOR BANKS - 6.2%
Bank of America Corp.                               1,418,461    $   75,731,633
Bank of New York Co., Inc.                          1,378,600        54,275,482
JPMorgan Chase & Co.                                1,200,324        57,975,649
PNC Financial Services Group, Inc.                    361,880        26,793,595
SunTrust Banks, Inc.                                  317,990        26,854,256
                                                                 --------------
                                                                 $  241,630,615
                                                                 --------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 0.4%
Caremark Rx, Inc.                                     118,630    $    6,774,959
Tenet Healthcare Corp. (a)(l)                       1,312,190         9,145,964
                                                                 --------------
                                                                 $   15,920,923
                                                                 --------------
MEDICAL EQUIPMENT - 1.0%
Boston Scientific Corp. (a)                           921,060    $   15,823,811
Pall Corp.                                            647,600        22,374,580
                                                                 --------------
                                                                 $   38,198,391
                                                                 --------------
METALS & MINING - 0.1%
BHP Billiton PLC                                      236,750    $    4,333,261
                                                                 --------------
NATURAL GAS - DISTRIBUTION - 0.1%
Questar Corp.                                          44,070    $    3,660,014
                                                                 --------------
NATURAL GAS - PIPELINE - 0.5%
Williams Cos., Inc.                                   805,820    $   21,048,018
                                                                 --------------
NETWORK & TELECOM - 1.3%
Cisco Systems, Inc. (a)                               379,780    $   10,379,387
Nortel Networks Corp. (a)(l)                        1,503,505        40,188,689
                                                                 --------------
                                                                 $   50,568,076
                                                                 --------------
OIL SERVICES - 0.9%
GlobalSantaFe Corp.                                   280,900    $   16,511,302
Noble Corp.                                           230,665        17,565,140
                                                                 --------------
                                                                 $   34,076,442
                                                                 --------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 3.8%
American Express Co.                                  217,010    $   13,165,997
Capital One Financial Corp.                            56,670         4,353,389
Citigroup, Inc.                                     1,046,943        58,314,725
Countrywide Financial Corp.                           176,620         7,497,519
Fannie Mae                                            413,050        24,531,040
Freddie Mac                                            53,800         3,653,020
New York Community Bancorp, Inc. (l)                  833,320        13,416,452
SLM Corp.                                             102,080         4,978,442
UBS AG                                                168,993        10,266,578
UBS AG                                                135,200         8,156,616
                                                                 --------------
                                                                 $  148,333,778
                                                                 --------------
PHARMACEUTICALS - 3.2%
Abbott Laboratories                                    88,060    $    4,289,403
Eli Lilly & Co.                                       308,370        16,066,077
Johnson & Johnson                                     637,680        42,099,634
Merck & Co., Inc.                                     192,010         8,371,636
Warner Chilcott Ltd., "A" (a)                         478,960         6,619,227
Wyeth                                                 915,660        46,625,407
                                                                 --------------
                                                                 $  124,071,384
                                                                 --------------
PRINTING & PUBLISHING - 0.9%
New York Times Co., "A" (l)                         1,365,350    $   33,259,926
                                                                 --------------
RAILROAD & SHIPPING - 0.6%
Burlington Northern Santa Fe Corp.                    164,250    $   12,123,293
Norfolk Southern Corp.                                229,340        11,533,509
                                                                 --------------
                                                                 $   23,656,802
                                                                 --------------
SPECIALTY CHEMICALS - 0.4%
Air Products & Chemicals, Inc.                        165,350    $   11,620,798
Praxair, Inc.                                          78,670         4,667,491
                                                                 --------------
                                                                 $   16,288,289
                                                                 --------------
SPECIALTY STORES - 0.4%
OfficeMax, Inc. (l)                                   322,050    $   15,989,783
                                                                 --------------
TELECOMMUNICATIONS - WIRELESS - 0.2%
Vodafone Group PLC, ADR                               281,277    $    7,813,875
                                                                 --------------
TELEPHONE SERVICES - 2.2%
AT&T, Inc.                                            333,374    $   11,918,121
Embarq Corp.                                          186,743         9,815,212
Qwest Communications International, Inc. (a)(l)       602,600         5,043,762
Sprint Nextel Corp.                                   582,190        10,997,569
TELUS Corp.                                            87,050         3,999,413
TELUS Corp. (non-voting shares)                        27,290         1,218,902
Verizon Communications, Inc.                        1,146,955        42,712,604
                                                                 --------------
                                                                 $   85,705,583
                                                                 --------------
TOBACCO - 1.8%
Altria Group, Inc.                                    800,190    $   68,672,306
                                                                 --------------
TRUCKING - 0.0%
Con-way, Inc.                                          11,740    $      517,030
                                                                 --------------
UTILITIES - ELECTRIC POWER - 2.7%
Dominion Resources, Inc.                              252,870    $   21,200,621
Edison International                                  126,210         5,740,031
Entergy Corp.                                          56,250         5,193,000
FirstEnergy Corp.                                      94,410         5,692,923
FPL Group, Inc. (l)                                   848,760        46,189,519
NRG Energy, Inc. (a)(l)                               126,570         7,089,186
PPL Corp.                                              55,810         2,000,230
Public Service Enterprise Group, Inc.                 141,640         9,402,063
TXU Corp.                                              98,160         5,321,254
                                                                 --------------
                                                                 $  107,828,827
                                                                 --------------
TOTAL COMMON STOCKS
(IDENTIFIED COST, $1,918,405,524)                                $2,304,178,649
                                                                 --------------
BONDS - 37.3%

AEROSPACE - 0.1%
Boeing Capital Corp., 6.5%, 2012                 $  4,290,000    $    4,523,290
                                                                 --------------
AGENCY - OTHER - 0.0%
Financing Corp., 9.65%, 2018                     $    755,000    $    1,054,637
                                                                 --------------
ASSET BACKED & SECURITIZED - 4.1%
Banc of America Commercial Mortgage, Inc.,
FRN, 4.857%, 2043                                $  3,300,000    $    3,196,645
Banc of America Commercial Mortgage, Inc.,
"AM", FRN, 5.1814%, 2047                            1,321,987         1,312,438
Banc of America Commercial Mortgage, Inc.,
"A4", FRN, 5.1814%, 2047                            1,650,000         1,639,546
Bayview Financial Revolving Mortgage Loan
Trust, FRN, 6.15%, 2040 (z)                         3,070,000         3,074,117
Bear Stearns Commercial Mortgage Securities,
Inc., FRN, 5.116%, 2041                             1,672,863         1,650,563
Capital One Auto Finance Trust, 3.18%, 2010           727,391           719,559
Chase Commercial Mortgage Securities Corp.,
7.543%, 2032                                           63,070            64,370
Citigroup Commercial Mortgage Trust,
5.462%, 2049                                        4,400,237         4,417,826
Citigroup/Deutsche Bank Commercial Mortgage
Trust, 5.648%, 2048                                 4,300,000         4,380,887
Citigroup/Deutsche Bank Commercial Mortgage
Trust, FRN, 5.2255%, 2044                           1,730,000         1,726,860
Countrywide Asset-Backed Certificates,
FRN, 4.575%, 2035                                     191,319           189,828
Countrywide Asset-Backed Certificates,
FRN, 4.823%, 2035                                   3,815,198         3,788,125
Countrywide Asset-Backed Certificates,
FRN, 5.689%, 2046                                   1,950,000         1,954,715
CPS Auto Receivables Trust, 2.89%, 2009 (z)           161,532           159,084
Credit Suisse Commercial Mortgage Trust,
5.509%, 2039                                        2,510,763         2,530,548
Credit Suisse Mortgage Capital Certificate,
5.343%, 2039                                        4,440,000         4,414,248
CRIIMI MAE CMBS Corp., 6.701%, 2030 (n)                60,474            60,364
CRIIMI MAE Commercial Mortgage Trust,
7%, 2033 (n)                                          994,305           983,666
Deutsche Mortgage & Asset Receiving Corp.,
6.538%, 2031                                          938,225           944,430
Falcon Franchise Loan LLC, 7.382%, 2010 (n)           492,873           505,344
GE Commercial Mortgage Corp., FRN, 5.3394%, 2044    2,120,000         2,122,940
GMAC Mortgage Corp. Loan Trust, FRN,
5.805%, 2036                                        2,277,000         2,278,158
Greenwich Capital Commercial Funding Corp.,
4.305%, 2042                                        1,659,715         1,615,743
Greenwich Capital Commercial Funding Corp.,
FRN, 5.317%, 2036                                   2,602,000         2,599,407
Greenwich Capital Commercial Funding Corp.,
FRN, 5.224%, 2037                                   2,335,766         2,319,068
Greenwich Capital Commercial Funding Corp.,
FRN, 5.9123%, 2038                                  2,150,000         2,246,453
JPMorgan Chase Commercial Mortgage Securities
Corp., 4.78%, 2042                                  2,535,000         2,433,869
JPMorgan Chase Commercial Mortgage Securities
Corp., 5.552%, 2045                                 4,390,000         4,453,048
JPMorgan Chase Commercial Mortgage Securities
Corp., 5.44%, 2045 (z)                              2,084,274         2,091,097
JPMorgan Chase Commercial Mortgage Securities
Corp., 5.372%, 2047                                 3,570,000         3,566,109
JPMorgan Chase Commercial Mortgage Securities
Corp., FRN, 4.948%, 2037                            2,600,000         2,521,725
JPMorgan Chase Commercial Mortgage Securities
Corp., FRN, 5.2115%, 2041                           2,602,000         2,592,274
JPMorgan Chase Commercial Mortgage Securities
Corp., FRN, 5.2943%, 2043                           3,755,000         3,758,402
JPMorgan Chase Commercial Mortgage Securities
Corp., FRN, 5.475%, 2043                            4,390,000         4,428,705
JPMorgan Chase Commercial Mortgage Securities
Corp., FRN, 5.855%, 2043                            4,160,000         4,313,043
JPMorgan Chase Commercial Mortgage Securities
Corp., FRN, 5.8755%, 2045                           4,390,000         4,586,326
JPMorgan Chase Commercial Mortgage Securities
Corp., FRN, 5.038%, 2046                            2,811,995         2,757,053
LB-UBS Commercial Mortgage Trust, 5.413%, 2039      1,106,229         1,108,835
Lehman Brothers Commercial Conduit Mortgage
Trust, 6.48%, 2030                                  1,929,458         1,938,814
Merrill Lynch Mortgage Trust, FRN, 5.6601%, 2039    3,808,000         3,908,745
Merrill Lynch Mortgage Trust, FRN, 5.2643%, 2044    1,826,000         1,822,456
Merrill Lynch/Countrywide Commercial Mortgage
Trust, FRN, 5.4848%, 2039                           1,800,000         1,822,337
Merrill Lynch/Countrywide Commercial Mortgage
Trust, FRN, 5.204%, 2049                            4,530,000         4,458,855
Morgan Stanley Capital I, Inc., 5.168%, 2042        1,298,138         1,283,283
Morgan Stanley Capital I, Inc.,
FRN, 0.5376%, 2030 (i)(n)                          26,072,588           327,576
Multi-Family Capital Access One, Inc.,
6.65%, 2024                                           951,076           965,594
Residential Asset Mortgage Products, Inc.,
4.109%, 2035                                        1,149,796         1,134,322
Residential Asset Mortgage Products, Inc.,
FRN, 4.9708%, 2034                                  1,194,000         1,167,042
Residential Funding Mortgage Securities, Inc.,
FRN, 5.32%, 2035                                    2,208,000         2,192,254
Spirit Master Funding LLC, 5.05%, 2023 (z)          2,627,471         2,529,411
Structured Asset Securities Corp., FRN,
4.67%, 2035                                         4,363,839         4,315,444
TIAA Real Estate CDO Ltd., 7.17%, 2032 (n)            755,242           758,182
Wachovia Bank Commercial Mortgage Trust,
4.935%, 2042                                        4,990,000         4,856,583
Wachovia Bank Commercial Mortgage Trust,
4.75%, 2044                                         3,500,000         3,348,829
Wachovia Bank Commercial Mortgage Trust,
5.339%, 2048                                        4,440,000         4,417,312
Wachovia Bank Commercial Mortgage Trust,
FRN, 4.847%, 2041                                   3,148,000         3,049,118
Wachovia Bank Commercial Mortgage Trust,
FRN, 5.083%, 2042                                   3,154,818         3,098,128
Wachovia Bank Commercial Mortgage Trust,
FRN, 5.118%, 2042                                   3,350,000         3,296,068
Wachovia Bank Commercial Mortgage Trust,
FRN, 5.1959%, 2044                                  2,213,000         2,198,527
Wachovia Bank Commercial Mortgage Trust,
FRN, 5.3161%, 2044                                  2,791,000         2,788,794
Wachovia Bank Commercial Mortgage Trust,
FRN, 5.466%, 2045                                   3,913,000         3,933,001
Wachovia Bank Commercial Mortgage Trust,
FRN, 5.962%, 2045 (n)                               2,850,000         2,983,618
Wachovia Bank Commercial Mortgage Trust,
FRN, 5.795%, 2045                                   2,940,000         3,025,133
Wachovia Bank Commercial Mortgage Trust,
FRN, 5.603%, 2048                                   4,300,000         4,359,804
                                                                 --------------
                                                                 $  159,484,648
                                                                 --------------
AUTOMOTIVE - 0.1%
Johnson Controls, Inc., 5.5%, 2016               $  3,627,000    $    3,556,244
                                                                 --------------
BROADCASTING - 0.2%
CBS Corp., 6.625%, 2011                          $  2,872,000    $    2,966,400
Hearst-Argyle Television, Inc., 7.5%, 2027          1,909,000         1,972,205
News America Holdings, 8.5%, 2025                   1,384,000         1,637,982
News America, Inc., 6.2%, 2034                        816,000           787,615
                                                                 --------------
                                                                 $    7,364,202
                                                                 --------------
BROKERAGE & ASSET MANAGERS - 0.4%
Goldman Sachs Group, Inc., 5.7%, 2012            $  2,696,000    $    2,745,703
Lehman Brothers Holdings, Inc., 8.25%, 2007           884,000           895,421
Lehman Brothers Holdings, Inc., 5.5%, 2016            847,000           846,885
Merrill Lynch & Co., Inc., 5.45%, 2014              2,936,000         2,951,672
Merrill Lynch & Co., Inc., 6.05%, 2016              2,839,000         2,938,481
Morgan Stanley Group, Inc., 6.75%, 2011             1,874,000         1,980,766
Morgan Stanley Group, Inc., 4.75%, 2014             1,868,000         1,786,045
Morgan Stanley Group, Inc., 5.75%, 2016               600,000           608,804
                                                                 --------------
                                                                 $   14,753,777
                                                                 --------------
BUILDING - 0.1%
CRH America, Inc., 6.95%, 2012                   $  2,881,000    $    3,045,231
Lafarge S.A., 6.5%, 2016                            1,253,000         1,308,282
                                                                 --------------
                                                                 $    4,353,513
                                                                 --------------
BUSINESS SERVICES - 0.1%
Cisco Systems, Inc., 5.5%, 2016                  $  2,492,000    $    2,493,590
                                                                 --------------
CABLE TV - 0.1%
Cox Communications, Inc., 4.625%, 2013           $  2,769,000    $    2,605,471
TCI Communications Financing III, 9.65%, 2027       2,363,000         2,493,189
                                                                 --------------
                                                                 $    5,098,660
                                                                 --------------
CONGLOMERATES - 0.1%
Kennametal, Inc., 7.2%, 2012                     $  2,183,000    $    2,298,882
                                                                 --------------
CONSUMER GOODS & SERVICES - 0.2%
Fortune Brands, Inc., 5.125%, 2011               $  2,643,000    $    2,593,547
Western Union Co., 5.4%, 2011 (n)                   4,170,000         4,111,937
                                                                 --------------
                                                                 $    6,705,484
                                                                 --------------
DEFENSE ELECTRONICS - 0.1%
BAE Systems Holdings, Inc., 5.2%, 2015 (n)       $  2,490,000    $    2,371,825
Raytheon Co., 6.15%, 2008                             672,000           680,601
                                                                 --------------
                                                                 $    3,052,426
                                                                 --------------
EMERGING MARKET QUASI-SOVEREIGN - 0.0%
Pemex Project Funding Master Trust,
8.625%, 2022                                     $    199,000    $      245,964
                                                                 --------------
EMERGING MARKET SOVEREIGN - 0.2%
State of Israel, 4.625%, 2013                    $  2,110,000    $    2,007,806
United Mexican States, 6.375%, 2013                 1,864,000         1,959,996
United Mexican States, 6.625%, 2015                   161,000           172,834
United Mexican States, 5.625%, 2017                 1,656,000         1,657,656
United Mexican States, 7.5%, 2033                   1,711,000         2,018,980
                                                                 --------------
                                                                 $    7,817,272
                                                                 --------------
ENERGY - INDEPENDENT - 0.4%
Anadarko Petroleum Corp., 5.95%, 2016            $  1,440,000    $    1,443,014
Nexen, Inc., 5.875%, 2035                           2,450,000         2,293,394
Ocean Energy, Inc., 4.375%, 2007                    2,745,000         2,723,449
Ocean Energy, Inc., 7.25%, 2011                     2,109,000         2,250,101
Ras Laffan Liquefied Natural Gas Co. Ltd.,
5.832%, 2016 (n)                                    1,770,000         1,775,204
XTO Energy, Inc., 5.65%, 2016                       3,560,000         3,519,348
                                                                 --------------
                                                                 $   14,004,510
                                                                 --------------
ENTERTAINMENT - 0.1%
Walt Disney Co., 6.375%, 2012                    $  2,970,000    $    3,112,664
Walt Disney Co., 5.625%, 2016                       2,471,000         2,488,196
                                                                 --------------
                                                                 $    5,600,860
                                                                 --------------
FINANCIAL INSTITUTIONS - 0.6%
American Express Co., 5.5%, 2016                 $  4,160,000    $    4,193,097
Capital One Financial Co., 6.15%, 2016              2,930,000         3,030,241
Countrywide Financial Corp., 6.25%, 2016            3,040,000         3,098,465
General Electric Capital Corp., 8.75%, 2007           129,000           130,630
General Electric Capital Corp., 5.45%, 2013         2,003,000         2,022,163
General Electric Capital Corp., 6.75%, 2032         2,220,000         2,542,517
HSBC Finance Corp., 5.25%, 2011                     2,415,000         2,415,065
ORIX Corp., 5.48%, 2011                             4,160,000         4,151,980
                                                                 --------------
                                                                 $   21,584,158
                                                                 --------------
FOOD & BEVERAGES - 0.2%
Diageo Finance B.V., 5.5%, 2013                  $  3,510,000    $    3,503,194
Miller Brewing Co., 5.5%, 2013 (n)                  4,880,000         4,825,832
                                                                 --------------
                                                                 $    8,329,026
                                                                 --------------
FOOD & DRUG STORES - 0.1%
CVS Corp., 5.75%, 2011                           $  1,440,000    $    1,457,317
CVS Corp., 6.125%, 2016                             2,120,000         2,187,408
                                                                 --------------
                                                                 $    3,644,725
                                                                 --------------
FOREST & PAPER PRODUCTS - 0.0%
MeadWestvaco Corp., 6.8%, 2032                   $    968,000    $      920,566
                                                                 --------------
GAMING & LODGING - 0.1%
Marriott International, Inc., 6.2%, 2016         $  3,493,000    $    3,522,638
Wyndham Worldwide Corp., 6%, 2016 (n)               2,038,000         2,002,150
                                                                 --------------
                                                                 $    5,524,788
                                                                 --------------
INSURANCE - 0.3%
AIG SunAmerica Institutional Funding II,
5.75%, 2009                                      $    299,000    $      301,987
American International Group, 4.25%, 2013           5,065,000         4,749,288
American International Group, 5.05%, 2015           3,100,000         3,014,363
ING Groep N.V., 5.775% to 2015, FRN to 2049         4,321,000         4,275,742
MetLife, Inc., 6.5%, 2032                             840,000           910,155
                                                                 --------------
                                                                 $   13,251,535
                                                                 --------------
INSURANCE - PROPERTY & CASUALTY - 0.2%
Allstate Corp., 6.125%, 2032                     $  1,038,000    $    1,081,659
Allstate Corp., 5.55%, 2035                         3,211,000         3,087,974
Fund American Cos., Inc., 5.875%, 2013              2,208,000         2,194,807
                                                                 --------------
                                                                 $    6,364,440
                                                                 --------------
INTERNATIONAL MARKET QUASI-SOVEREIGN - 0.1%
Hydro-Quebec, 6.3%, 2011                         $  1,035,000    $    1,081,840
Province of Ontario, 5%, 2011                       4,210,000         4,203,660
                                                                 --------------
                                                                 $    5,285,500
                                                                 --------------
MAJOR BANKS - 0.8%
Bank of America Corp., 5.375%, 2014              $  2,521,000    $    2,520,133
Bank of America Corp., 5.49%, 2019 (n)              3,742,000         3,686,731
DBS Capital Funding Corp., 7.657% to 2011,
FRN to 2049 (n)                                     1,904,000         2,047,642
HBOS Capital Funding LP, 6.071% to 2014,
FRN to 2049 (n)                                     1,249,000         1,266,431
MUFG Capital Finance 1 Ltd., 6.346% to 2016,
FRN to 2049                                         3,619,000         3,672,880
Natexis AMBS Co. LLC, 8.44% to 2008,
FRN to 2049 (n)                                       622,000           647,738
Socgen Real Estate LLC, 7.64% to 2007,
FRN to 2049 (n)                                     1,662,000         1,687,690
UniCredito Italiano Capital Trust II,
9.2% to 2010, FRN to 2049 (n)                       1,754,000         1,968,184
Wachovia Corp., 5.25%, 2014                         5,584,000         5,515,981
Wells Fargo National Bank, 4.75%, 2015              5,484,000         5,250,409
Wells Fargo National Bank, 5.75%, 2016              4,700,000         4,813,585
                                                                 --------------
                                                                 $   33,077,404
                                                                 --------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES - 0.2%
Baxter International, Inc., 5.9%, 2016           $  2,824,000    $    2,901,044
Cardinal Health, Inc., 5.85%, 2017                  3,608,000         3,587,719
HCA, Inc., 8.75%, 2010                                466,000           485,805
HCA, Inc., 6.95%, 2012                              1,792,000         1,697,920
                                                                 --------------
                                                                 $    8,672,488
                                                                 --------------
METALS & MINING - 0.1%
Vale Overseas Ltd., 6.25%, 2017                  $  2,990,000    $    3,003,593
                                                                 --------------
MORTGAGE BACKED - 13.2%
Fannie Mae, 5.722%, 2009                         $  1,475,000    $    1,477,678
Fannie Mae, 6.259%, 2011                              391,814           406,262
Fannie Mae, 6.33%, 2011                               364,332           375,294
Fannie Mae, 4.78%, 2012                             1,858,496         1,824,101
Fannie Mae, 4.01%, 2013                               255,069           239,856
Fannie Mae, 4.019%, 2013                            1,434,485         1,350,960
Fannie Mae, 4.621%, 2013                              229,998           223,828
Fannie Mae, 4.845%, 2013                              452,486           442,361
Fannie Mae, 5.37%, 2013                               843,059           846,334
Fannie Mae, 4.519%, 2014                            2,155,565         2,076,434
Fannie Mae, 4.63%, 2014                               629,254           606,564
Fannie Mae, 4.847%, 2014                            2,272,465         2,228,847
Fannie Mae, 4.871%, 2014                            1,014,177           997,498
Fannie Mae, 4.76%, 2015                               984,007           956,677
Fannie Mae, 4.925%, 2015                            3,809,667         3,749,405
Fannie Mae, 4.94%, 2015                               387,000           376,186
Fannie Mae, 4.98%, 2015                               265,701           261,970
Fannie Mae, 5.19%, 2015                               455,205           451,931
Fannie Mae, 5.5%, 2017 - 2036                     175,904,212       174,276,569
Fannie Mae, 6%, 2017 - 2036                        64,069,008        64,663,131
Fannie Mae, 4.5%, 2018 - 2035                      17,304,415        16,551,561
Fannie Mae, 5%, 2018 - 2035                        59,234,545        57,650,400
Fannie Mae, 4.88%, 2020                             1,352,168         1,333,899
Fannie Mae, 7.5%, 2030 - 2032                         587,536           611,436
Fannie Mae, 6.5%, 2031 - 2036                      13,553,801        13,846,901
Freddie Mac, 6%, 2016 - 2036                       28,796,687        29,097,242
Freddie Mac, 5%, 2017 - 2035                       46,460,291        45,103,146
Freddie Mac, 4.5%, 2018 - 2035                     18,110,131        17,414,762
Freddie Mac, 5.5%, 2019 - 2036                     41,350,864        41,016,152
Freddie Mac, 6.5%, 2034 - 2035                      7,780,055         7,936,485
Ginnie Mae, 6%, 2032 - 2035                         9,197,989         9,324,449
Ginnie Mae, 4.5%, 2033 - 2034                       2,460,381         2,313,549
Ginnie Mae, 5.5%, 2033 - 2035                      13,819,048        13,761,227
Ginnie Mae, 5%, 2034                                3,397,551         3,306,502
Ginnie Mae, 6.5%, 2035 - 2036                       1,765,790         1,805,128
                                                                 --------------
                                                                 $  518,904,725
                                                                 --------------
NATURAL GAS - PIPELINE - 0.1%
CenterPoint Energy Resources Corp., 7.875%, 2013 $  1,102,000    $    1,222,681
Kinder Morgan Energy Partners LP, 6.75%, 2011       1,904,000         1,981,083
Kinder Morgan Energy Partners LP, 5.125%, 2014        830,000           790,490
Kinder Morgan Energy Partners LP, 7.4%, 2031          223,000           244,095
Kinder Morgan Energy Partners LP, 7.75%, 2032       1,020,000         1,161,590
                                                                 --------------
                                                                 $    5,399,939
                                                                 --------------
NETWORK & TELECOM - 0.4%
AT&T, Inc., 6.15%, 2034                          $  2,917,000    $    2,869,062
BellSouth Corp., 6.55%, 2034                        2,696,000         2,763,732
Telecom Italia Capital, 5.25%, 2013                 2,220,000         2,116,746
Telefonica Europe B.V., 7.75%, 2010                 1,200,000         1,288,852
Verizon New York, Inc., 6.875%, 2012                6,806,000         7,055,896
                                                                 --------------
                                                                 $   16,094,288
                                                                 --------------
OIL SERVICES - 0.1%
Halliburton Co., 5.5%, 2010                      $  3,399,000    $    3,392,960
                                                                 --------------
OILS - 0.1%
Valero Energy Corp., 6.875%, 2012                $  3,308,000    $    3,497,581
                                                                 --------------
OTHER BANKS & DIVERSIFIED FINANCIALS - 0.8%
Citigroup, Inc., 5%, 2014                        $  5,894,000    $    5,754,889
Credit Suisse (USA), Inc., 4.125%, 2010             1,856,000         1,800,643
Credit Suisse (USA), Inc., 4.875%, 2010             1,912,000         1,891,199
Mizuho Capital Investment 1 Ltd., 6.686%
to 2016, FRN to 2049 (n)                            3,550,000         3,581,666
Nordea Bank AB, 5.424% to 2015, FRN to 2049 (n)     1,496,000         1,434,959
UBS AG, 5.875%, 2016                                2,800,000         2,893,990
UBS Preferred Funding Trust V, 6.243% to 2016,
FRN to 2049                                         3,610,000         3,738,108
UFJ Finance Aruba AEC, 6.75%, 2013                  2,864,000         3,056,372
Woori Bank, 6.125% to 2011, FRN to 2016 (n)         5,067,000         5,168,239
                                                                 --------------
                                                                 $   29,320,065
                                                                 --------------
PHARMACEUTICALS - 0.1%
Allergan, Inc., 5.75%, 2016                      $  2,680,000    $    2,710,359
Wyeth, 5.5%, 2013                                   2,590,000         2,606,757
                                                                 --------------
                                                                 $    5,317,116
                                                                 --------------
POLLUTION CONTROL - 0.1%
USA Waste Services, Inc., 7%, 2028               $  2,173,000    $    2,332,135
Waste Management, Inc., 7.375%, 2010                1,731,000         1,841,277
                                                                 --------------
                                                                 $    4,173,412
                                                                 --------------
RAILROAD & SHIPPING - 0.1%
CSX Corp., 6.75%, 2011                           $  1,671,000    $    1,754,538
Union Pacific Corp., 6.125%, 2012                     643,000           662,415
                                                                 --------------
                                                                 $    2,416,953
                                                                 --------------
REAL ESTATE - 0.6%
Boston Properties, Inc., REIT, 5%, 2015          $  1,909,000    $    1,835,126
EOP Operating LP, 6.8%, 2009                        3,551,000         3,669,419
EOP Operating LP, 8.1%, 2010                        1,141,000         1,257,226
HRPT Properties Trust, REIT, 6.25%, 2016            3,387,000         3,491,157
Kimco Realty Corp., REIT, 6%, 2012                    955,000           982,920
Kimco Realty Corp., REIT, 5.783%, 2016              1,030,000         1,043,130
ProLogis, REIT, 5.75%, 2016                         3,378,000         3,398,623
Simon Property Group LP, REIT, 6.375%, 2007         1,691,000         1,704,026
Simon Property Group LP, REIT, 5.1%, 2015           1,764,000         1,715,615
Simon Property Group LP, REIT, 5.875%, 2017           130,000           132,427
Vornado Realty Trust, 4.75%, 2010                   1,743,000         1,690,544
Vornado Realty Trust, REIT, 5.625%, 2007            3,623,000         3,620,598
                                                                 --------------
                                                                 $   24,540,811
                                                                 --------------
RETAILERS - 0.3%
Federated Retail Holdings, Inc., 5.9%, 2016      $  3,350,000    $    3,344,791
Home Depot, Inc., 5.4%, 2016                        2,359,000         2,307,211
Limited Brands, Inc., 5.25%, 2014                   3,711,000         3,525,899
Wal-Mart Stores, Inc., 5.25%, 2035                  3,679,000         3,378,422
                                                                 --------------
                                                                 $   12,556,323
                                                                 --------------
TELECOMMUNICATIONS - WIRELESS - 0.0%
Cingular Wireless LLC, 6.5%, 2011                $  1,528,000    $    1,601,104
                                                                 --------------
U.S. GOVERNMENT AGENCIES - 1.2%
Fannie Mae, 3%, 2007                             $  6,683,000    $    6,659,021
Fannie Mae, 5.25%, 2007                            10,161,000        10,163,073
Fannie Mae, 6%, 2008                                6,059,000         6,127,867
Fannie Mae, 6.625%, 2009                            6,697,000         6,973,204
Federal Home Loan Bank, 3.9%, 2008                  1,665,000         1,641,365
Small Business Administration, 4.77%, 2024          1,085,131         1,060,043
Small Business Administration, 4.99%, 2024          1,714,375         1,693,632
Small Business Administration, 5.18%, 2024          1,792,151         1,789,695
Small Business Administration, 5.09%, 2025          2,393,870         2,371,391
Small Business Administration, 5.11%, 2025          6,762,329         6,711,268
Small Business Administration, 5.39%, 2025          1,685,125         1,696,496
                                                                 --------------
                                                                 $   46,887,055
                                                                 --------------
U.S. TREASURY OBLIGATIONS - 10.4%
U.S. Treasury Bonds, 6.5%, 2010                  $ 76,012,000    $   79,851,214
U.S. Treasury Bonds, 10.375%, 2012                  1,979,000         2,066,972
U.S. Treasury Bonds, 8%, 2021                       2,612,000         3,462,533
U.S. Treasury Bonds, 6.25%, 2023                   24,960,000        28,729,359
U.S. Treasury Bonds, 6%, 2026                       8,468,000         9,603,906
U.S. Treasury Bonds, 5.375%, 2031                  29,392,000        31,483,887
U.S. Treasury Bonds, 4.5%, 2036                     9,797,000         9,316,340
U.S. Treasury Notes, 4.375%, 2007                   1,617,000         1,612,958
U.S. Treasury Notes, 6.625%, 2007                  15,980,000        16,069,264
U.S. Treasury Notes, 3%, 2007                       2,385,000         2,344,102
U.S. Treasury Notes, 5.5%, 2008                     5,222,000         5,250,966
U.S. Treasury Notes, 5.625%, 2008                 118,809,000       119,895,033
U.S. Treasury Notes, 4.75%, 2008                   37,091,000        37,043,190
U.S. Treasury Notes, 5.125%, 2011                  23,229,000        23,620,989
U.S. Treasury Notes, 3.875%, 2013                   1,950,000         1,866,287
U.S. Treasury Notes, 4.25%, 2013                    7,154,000         6,965,091
U.S. Treasury Notes, 9.875%, 2015                   2,850,000         3,905,167
U.S. Treasury Notes, TIPS, 4.25%, 2010             10,134,643        10,666,712
U.S. Treasury Notes, TIPS, 2%, 2014                14,441,827        14,028,878
                                                                 --------------
                                                                 $  407,782,848
                                                                 --------------
UTILITIES - ELECTRIC POWER - 0.8%
Dominion Resources, Inc., 5.15%, 2015            $  2,992,000    $    2,898,090
Exelon Generation Co. LLC, 6.95%, 2011              3,011,000         3,171,992
FirstEnergy Corp., 6.45%, 2011                      4,503,000         4,695,778
MidAmerican Energy Holdings Co., 3.5%, 2008         1,432,000         1,396,247
MidAmerican Energy Holdings Co., 5.875%, 2012         487,000           495,740
MidAmerican Energy Holdings Co., 6.125%, 2036       3,509,000         3,537,261
MidAmerican Funding LLC, 6.927%, 2029                 395,000           438,478
Oncor Electric Delivery Co., 7%, 2022               3,226,000         3,470,069
Pacific Gas & Electric Co., 4.8%, 2014                734,000           703,556
Progress Energy, Inc., 7.1%, 2011                   1,805,000         1,922,237
PSEG Power LLC, 6.95%, 2012                           852,000           900,727
PSEG Power LLC, 5.5%, 2015                          1,615,000         1,580,694
Spectra Energy Capital LLC, 8%, 2019                1,728,000         2,008,895
System Energy Resources, Inc., 5.129%, 2014 (n)     1,274,702         1,244,670
TXU Energy Co., 7%, 2013                            2,568,000         2,687,047
Waterford 3 Funding Corp., 8.09%, 2017                222,904           224,552
                                                                 --------------
                                                                 $   31,376,033
                                                                 --------------
TOTAL BONDS (IDENTIFIED COST, $1,476,977,537)                    $1,465,327,395
                                                                 --------------
SHORT-TERM OBLIGATIONS - 1.6%

Edison Asset Securitization LLC, 5.29%,
due 1/02/07, at Amortized Cost (t)(y)            $ 62,738,000    $   62,728,781
                                                                 --------------
COLLATERAL FOR SECURITIES LOANED - 3.7%

Navigator Securities Lending Prime Portfolio,
at Cost and Net Asset Value                       146,024,795    $  146,024,795
                                                                 --------------
TOTAL INVESTMENTS
(IDENTIFIED COST, $3,604,136,637) (k)                            $3,978,259,620
                                                                 --------------
OTHER ASSETS, LESS LIABILITIES - (1.2)%                             (47,910,976)
                                                                 --------------
NET ASSETS - 100.0%                                              $3,930,348,644
                                                                 --------------

(a) Non-income producing security.
(i) Interest only security for which the series receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(k) As of December 31, 2006, the series held securities fair valued in accordance with the policies adopted by the Board of Trustees, aggregating $1,444,973,769 and 36.32% of market value. An independent pricing service provided an evaluated bid for 36.24% of the market value.
(l) All or a portion of this security is on loan.
(n) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $43,733,797 representing 1.1% of net assets.
(t) Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The series holds the following restricted securities:

                                                                     ACQUISITION    ACQUISITION       CURRENT       TOTAL % OF
RESTRICTED SECURITIES                                                   DATE            COST        MARKET VALUE    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Bayview Financial Revolving Mortgage Loan Trust, FRN, 6.15%, 2040      3/01/06       $3,070,000      $3,074,117
CPS Auto Receivables Trust, 2.89%, 2009                                3/27/03          161,532         159,084
JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%, 2045       9/22/06        2,094,674       2,091,097
Spirit Master Funding LLC, 5.05%, 2023                                 10/4/05        2,593,601       2,529,411
------------------------------------------------------------------------------------------------------------------------------
Total Restricted Securities                                                                          $7,853,709        0.2%

The following abbreviations are used in this report and are defined:
ADR      American Depository Receipt
FRN Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
IEU      International Equity Unit
REIT     Real Estate Investment Trust
TIPS     Treasury Inflation Protected Security

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your series' balance sheet, which details the assets and liabilities comprising the total value of the series.

AT 12/31/06

ASSETS
-------------------------------------------------------------------------------
Investments, at value, including $142,390,652
of securities on loan
(identified cost, $3,604,136,637)               $3,978,259,620
Cash                                                    39,036
Receivable for investments sold                     90,565,025
Receivable for series shares sold                    2,026,364
Interest and dividends receivable                   17,728,534
Other assets                                            83,124
-------------------------------------------------------------------------------
Total assets                                                     $4,088,701,703
-------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------
Payable for investments purchased                  $10,848,630
Payable for series shares reacquired                   587,117
Collateral for securities loaned, at value         146,024,795
Payable to affiliates
  Management fee                                       314,032
  Shareholder servicing costs                           15,605
  Distribution fees                                     29,444
  Administrative services fee                            6,643
Accrued expenses and other liabilities                 526,793
-------------------------------------------------------------------------------
Total liabilities                                                  $158,353,059
-------------------------------------------------------------------------------
Net assets                                                       $3,930,348,644
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF
-------------------------------------------------------------------------------
Paid-in capital                                 $3,384,545,786
Unrealized appreciation (depreciation) on
investments and translation of assets
and liabilities in foreign currencies              374,124,728
Accumulated net realized gain (loss) on
investments and foreign currency transactions       70,083,302
Undistributed net investment income                101,594,828
-------------------------------------------------------------------------------
Net assets                                                       $3,930,348,644
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding                           180,005,745
-------------------------------------------------------------------------------
Initial Class shares
  Net assets                                    $2,859,830,362
  Shares outstanding                               130,613,449
-------------------------------------------------------------------------------
  Net asset value per share                                              $21.90
-------------------------------------------------------------------------------
Service Class shares
  Net assets                                    $1,070,518,282
  Shares outstanding                                49,392,296
-------------------------------------------------------------------------------
  Net asset value per share                                              $21.67
-------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your series earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by series operations.

YEAR ENDED 12/31/06
NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------
Income
  Interest                                                                      $74,284,587
  Dividends                                                                      53,401,747
  Foreign taxes withheld                                                           (202,664)
------------------------------------------------------------------------------------------------------------
Total investment income                                                                         $127,483,670
------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                                $27,235,212
  Distribution fees                                                               2,382,004
  Shareholder servicing costs                                                     1,273,168
  Administrative services fee                                                       523,452
  Independent trustees' compensation                                                 56,407
  Custodian fee                                                                     620,855
  Shareholder communications                                                        959,381
  Auditing fees                                                                      50,506
  Legal fees                                                                         81,671
  Miscellaneous                                                                     190,872
------------------------------------------------------------------------------------------------------------
Total expenses                                                                                   $33,373,528
------------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                             (264,709)
  Reduction of expenses by investment adviser                                      (651,173)
------------------------------------------------------------------------------------------------------------
Net expenses                                                                                     $32,457,646
------------------------------------------------------------------------------------------------------------
Net investment income                                                                            $95,026,024
------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                      $112,083,792
  Foreign currency transactions                                                      (8,878)
------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions                       $112,074,914
------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                                  $205,995,109
  Translation of assets and liabilities in foreign currencies                         5,770
------------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign currency translation                      $206,000,879
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and foreign currency                     $318,075,793
------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                            $413,101,817
------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

FOR YEARS ENDED 12/31                                                              2006               2005

CHANGE IN NET ASSETS

FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $95,026,024        $74,041,131
Net realized gain (loss) on investments and foreign currency transactions        112,074,914        129,651,491
Net unrealized gain (loss) on investments and foreign currency translation       206,000,879       (110,008,649)
---------------------------------------------------------------------------------------------------------------
Change in net assets from operations                                            $413,101,817        $93,683,973
---------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
From net investment income
  Initial Class                                                                 $(62,175,075)      $(50,921,163)
  Service Class                                                                  (19,812,942)       (12,933,984)
From net realized gain on investments and foreign currency transactions
  Initial Class                                                                  (83,327,796)       (99,830,806)
  Service Class                                                                  (29,041,001)       (27,814,044)
---------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                   $(194,356,814)     $(191,499,997)
---------------------------------------------------------------------------------------------------------------
Change in net assets from series share transactions                             $274,008,838       $492,199,118
---------------------------------------------------------------------------------------------------------------
Total change in net assets                                                      $492,753,841       $394,383,094
---------------------------------------------------------------------------------------------------------------

NET ASSETS
---------------------------------------------------------------------------------------------------------------
At beginning of period                                                         3,437,594,803      3,043,211,709
At end of period (including undistributed net investment
income of $101,594,828 and $81,978,243, respectively)                         $3,930,348,644     $3,437,594,803
---------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years.
Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent registered public accounting firm, whose report, together with the series' financial statements, are included in this report.

INITIAL CLASS
                                                                             YEARS ENDED 12/31
                                                  ----------------------------------------------------------------------
                                                        2006           2005           2004           2003           2002
Net asset value, beginning of period                  $20.69         $21.43         $19.58         $17.14         $18.60
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
Net investment income (d)                              $0.56          $0.48          $0.46          $0.38          $0.45
Net realized and unrealized gain (loss)
on investments and foreign currency                     1.81           0.06           1.72           2.37          (1.37)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       $2.37          $0.54          $2.18          $2.75         $(0.92)
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------
From net investment income                            $(0.50)        $(0.43)        $(0.33)        $(0.31)        $(0.30)
From net realized gain on investments
and foreign currency transactions                      (0.66)         (0.85)            --             --          (0.24)
------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders          $(1.16)        $(1.28)        $(0.33)        $(0.31)        $(0.54)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $21.90         $20.69         $21.43         $19.58         $17.14
------------------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                             11.95           2.82          11.32          16.32          (5.17)
------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                  0.85           0.84           0.83           0.84           0.86
Expenses after expense reductions (f)                   0.83           0.84           0.83            N/A            N/A
Net investment income                                   2.68           2.32           2.28           2.14           2.58
Portfolio turnover                                        51             46             57             53             73
Net assets at end of period (000 omitted)         $2,859,830     $2,572,096     $2,406,156     $1,790,999     $1,036,038
------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

SERVICE CLASS
                                                                         YEARS ENDED 12/31
                                                  --------------------------------------------------------------
                                                        2006         2005         2004         2003         2002
Net asset value, beginning of period                  $20.50       $21.25       $19.44       $17.05       $18.54
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------
Net investment income (d)                              $0.50        $0.42        $0.41        $0.33        $0.40
Net realized and unrealized gain (loss)
on investments and foreign currency                     1.78         0.07         1.70         2.36        (1.36)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                       $2.28        $0.49        $2.11        $2.69       $(0.96)
----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------
From net investment income                            $(0.45)      $(0.39)      $(0.30)      $(0.30)      $(0.29)
From net realized gain on investments
and foreign currency transactions                      (0.66)       (0.85)          --           --        (0.24)
----------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders          $(1.11)      $(1.24)      $(0.30)      $(0.30)      $(0.53)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $21.67       $20.50       $21.25       $19.44       $17.05
----------------------------------------------------------------------------------------------------------------
Total return (%) (k)(r)(s)                             11.62         2.60        11.03        16.00        (5.35)
----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                  1.10         1.09         1.08         1.09         1.10
Expenses after expense reductions (f)                   1.09         1.09         1.08          N/A          N/A
Net investment income                                   2.44         2.08         2.04         1.87         2.37
Portfolio turnover                                        51           46           57           53           73
Net assets at end of period (000 omitted)         $1,070,518     $865,499     $637,055     $394,080     $175,535
----------------------------------------------------------------------------------------------------------------

(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the series may receive proceeds from litigation settlements, without which performance would be lower.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Total Return Series (the series) is a series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2006, there were 104 shareholders.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional- size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the series' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the series' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the series' net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the series' net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the series' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the series' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the series' net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the "Statement") was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the series, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the series' financial statements.

REPURCHASE AGREEMENTS - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INFLATION-ADJUSTED DEBT SECURITIES - The series invests in inflation-adjusted debt securities issued by the U.S. Treasury. The series may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted by references to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security's original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEMNIFICATIONS - Under the series' organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the series. Additionally, in the normal course of business, the series enters into agreements with service providers that may contain indemnification clauses. The series' maximum exposure under these agreements is unknown as this would involve future claims that may be made against the series that have not yet occurred.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the series is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the series.

FEES PAID INDIRECTLY - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount, for the year ended December 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The series intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the series in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

                                                12/31/06         12/31/05

           Ordinary income (including
           any short-term capital gains)    $101,709,259      $86,930,359
           Long-term capital gain             92,647,555      104,569,638
           --------------------------------------------------------------
           Total distributions              $194,356,814     $191,499,997

The federal tax cost and the tax basis components of distributable earnings were as follows:

           AS OF 12/31/06

           Cost of investments                             $3,631,279,725
           --------------------------------------------------------------
           Gross appreciation                                $398,440,952
           Gross depreciation                                 (51,461,057)
           --------------------------------------------------------------
           Net unrealized appreciation (depreciation)        $346,979,895
           Undistributed ordinary income                     $110,958,213
           Undistributed long-term capital gain                90,050,559
           Other temporary differences                         (2,185,809)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of the Interpretation for regulated investment companies for an additional six months. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is evaluating the application of the Interpretation to the series, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the series' financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The series has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the series. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $3 billion. This written agreement may be rescinded only upon consent of the series' Board of Trustees. This management fee reduction amounted to $631,379, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.73% of the series' average daily net assets.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The series' distribution plan provides that the series will pay MFD distribution fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the series to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the series, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution fees to financial intermediaries.

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the series for its services as shareholder servicing agent. For the year ended December 31, 2006, the fee was $1,270,976, which equated to 0.035% annually of the series' average daily net assets. MFSC also receives payment from the series for out-of-pocket expenses paid by MFSC on behalf of the series. For the year ended December 31, 2006, these costs amounted to $993. The series may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the series. Under an administrative services agreement, the series partially reimburses MFS the costs incurred to provide these services. The series is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the series' annual fixed amount was $10,000. Effective April 1, 2006, the series' annual fixed amount is $17,500. The administrative services fee incurred for the year ended December 31, 2006 was equivalent to an annual effective rate of 0.0144% of the series' average daily net assets.

TRUSTEES' AND OFFICERS' COMPENSATION - The series pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The series does not pay compensation directly to trustees or officers of the series who are also officers of the investment adviser, all of whom receive remuneration for their services to the series from MFS. Certain officers and trustees of the series are officers or directors of MFS, MFD, and MFSC.

OTHER - This series and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended December 31, 2006, the fee paid to Tarantino LLC was $28,217. MFS has agreed to reimburse the series for a portion of the payments made by the funds to Tarantino LLC in the amount of $19,794, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES             SALES

U.S. government securities                        $431,770,108      $392,648,584
--------------------------------------------------------------------------------
Investments (non-U.S. government securities)    $1,451,560,701    $1,403,565,309
--------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                       YEAR ENDED 12/31/06               YEAR ENDED 12/31/05
                                                                     SHARES           AMOUNT           SHARES           AMOUNT
Shares sold
  Initial Class                                                    10,296,511      $214,537,845      19,861,306      $411,611,963
  Service Class                                                    12,305,641       252,037,247      13,598,030       278,469,321
---------------------------------------------------------------------------------------------------------------------------------
                                                                   22,602,152      $466,575,092      33,459,336      $690,081,284

Shares issued to shareholders in reinvestment of distributions
  Initial Class                                                     7,224,572      $145,502,871       7,660,161      $150,751,969
  Service Class                                                     2,446,367        48,853,943       2,086,432        40,748,028
---------------------------------------------------------------------------------------------------------------------------------
                                                                    9,670,939      $194,356,814       9,746,593      $191,499,997

Shares reacquired
  Initial Class                                                   (11,213,734)    $(231,489,925)    (15,518,026)    $(318,881,174)
  Service Class                                                    (7,575,499)     (155,433,143)     (3,443,187)      (70,500,989)
---------------------------------------------------------------------------------------------------------------------------------
                                                                  (18,789,233)    $(386,923,068)    (18,961,213)    $(389,382,163)

Net change
  Initial Class                                                     6,307,349      $128,550,791      12,003,441      $243,482,758
  Service Class                                                     7,176,509       145,458,047      12,241,275       248,716,360
---------------------------------------------------------------------------------------------------------------------------------
                                                                   13,483,858      $274,008,838      24,244,716      $492,199,118

(6) LINE OF CREDIT

The series and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the series and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended December 31, 2006, the series' commitment fee and interest expense were $22,892 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Total Return Series (one of the series comprising MFS Variable Insurance Trust) (the "Trust") as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Total Return Series as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP


Boston, Massachusetts
February 15, 2007

TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of February 1, 2007, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston
Street, Boston, Massachusetts 02116.

                                  POSITION(s) HELD       TRUSTEE/OFFICER      PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH FUND              SINCE(h)                        OTHER DIRECTORSHIPS(j)
-------------------               ----------------       ---------------   --------------------------------------------------------

INTERESTED TRUSTEES
Robert J. Manning(k)          Trustee                   February 2004      Massachusetts Financial Services Company, Chief
(born 10/20/63)                                                            Executive Officer, President, Chief Investment Officer
                                                                           and Director

Robert C. Pozen(k)            Trustee                   February 2004      Massachusetts Financial Services Company, Chairman
(born 8/08/46)                                                             (since February 2004); MIT Sloan School (education),
                                                                           Senior Lecturer (since 2006); Secretary of Economic
                                                                           Affairs, The Commonwealth of Massachusetts (January 2002
                                                                           to December 2002); Fidelity Investments, Vice Chairman
                                                                           (June 2000 to December 2001); Fidelity Management &
                                                                           Research Company (investment adviser), President (March
                                                                           1997 to July 2001); Bell Canada Enterprises
                                                                           (telecommunications), Director; Medtronic, Inc. (medical
                                                                           technology), Director; Telesat (satellite
                                                                           communications), Director

INDEPENDENT TRUSTEES
J. Atwood Ives                Trustee and Chair of      February 1992      Private investor; Eastern Enterprises (diversified
(born 5/01/36)                Trustees                                     services company), Chairman, Trustee and Chief Executive
                                                                           Officer (until November 2000)

Robert E. Butler(n)           Trustee                   January 2006       Consultant - regulatory and compliance matters (since
(born 11/29/41)                                                            July 2002); PricewaterhouseCoopers LLP (professional
                                                                           services firm), Partner (November 2000 until June 2002)

Lawrence H. Cohn, M.D.        Trustee                   August 1993        Brigham and Women's Hospital, Senior Cardiac Surgeon,
(born 3/11/37)                                                             Chief of Cardiac Surgery (until 2005); Harvard Medical
                                                                           School, Professor of Surgery; Brigham and Women's
                                                                           Hospital Physicians' Organization, Chair (2000 to 2004)

David H. Gunning              Trustee                   January 2004       Cleveland-Cliffs Inc. (mining products and service
(born 5/30/42)                                                             provider), Vice Chairman/Director (since April 2001);
                                                                           Portman Limited (mining), Director (since 2005);
                                                                           Encinitos Ventures (private investment company),
                                                                           Principal (1997 to April 2001); Lincoln Electric
                                                                           Holdings, Inc. (welding equipment manufacturer),
                                                                           Director

William R. Gutow              Trustee                   December 1993      Private investor and real estate consultant; Capitol
(born 9/27/41)                                                             Entertainment Management Company (video franchise), Vice
                                                                           Chairman; Atlantic Coast Tan (tanning salons), Vice
                                                                           Chairman (since 2002)

Michael Hegarty               Trustee                   December 2004      Retired; AXA Financial (financial services and
(born 12/21/44)                                                            insurance), Vice Chairman and Chief Operating Officer
                                                                           (until May 2001); The Equitable Life Assurance Society
                                                                           (insurance), President and Chief Operating Officer
                                                                           (until May 2001)

Lawrence T. Perera            Trustee                   July 1981          Hemenway & Barnes (attorneys), Partner
(born 6/23/35)

J. Dale Sherratt              Trustee                   August 1993        Insight Resources, Inc. (acquisition planning
(born 9/23/38)                                                             specialists), President; Wellfleet Investments (investor
                                                                           in health care companies), Managing General Partner
                                                                           (since 1993); Cambridge Nutraceuticals (professional
                                                                           nutritional products), Chief Executive Officer (until
                                                                           May 2001)

Laurie J. Thomsen             Trustee                   March 2005         Private investor; Prism Venture Partners (venture
(born 8/05/57)                                                             capital), Co-founder and General Partner (until June
                                                                           2004); St. Paul Travelers Companies (commercial property
                                                                           liability insurance), Director

Robert W. Uek                 Trustee                   January 2006       Retired (since 1999); PricewaterhouseCoopers LLP
(born 5/18/41)                                                             (professional services firm), Partner (until 1999);
                                                                           Consultant to investment company industry (since 2000);
                                                                           TT International Funds (mutual fund complex), Trustee
                                                                           (2000 until 2005); Hillview Investment Trust II Funds
                                                                           (mutual fund complex), Trustee (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)             President                 November 2005      Massachusetts Financial Services Company, Executive Vice
(born 12/01/58)                                                            President and Chief Regulatory Officer (since March
                                                                           2004); Fidelity Management & Research Company, Vice
                                                                           President (prior to March 2004); Fidelity Group of
                                                                           Funds, President and Treasurer (prior to March 2004)

Tracy Atkinson(k)             Treasurer                 September 2005     Massachusetts Financial Services Company, Senior Vice
(born 12/30/64)                                                            President (since September 2004); PricewaterhouseCoopers
                                                                           LLP, Partner (prior to September 2004)

Christopher R. Bohane(k)      Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 1/18/74)                Assistant Clerk                              and Senior Counsel (since April 2003); Kirkpatrick &
                                                                           Lockhart LLP (law firm), Associate (prior to April 2003)

Ethan D. Corey(k)             Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Special
(born 11/21/63)               Assistant Clerk                              Counsel (since December 2004); Dechert LLP (law firm),
                                                                           Counsel (prior to December 2004)

David L. DiLorenzo(k)         Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 8/10/68)                                                             (since June 2005); JP Morgan Investor Services, Vice
                                                                           President (prior to June 2005)

Timothy M. Fagan(k)           Assistant Secretary and   September 2005     Massachusetts Financial Services Company, Vice President
(born 7/10/68)                Assistant Clerk                              and Senior Counsel (since September 2005); John Hancock
                                                                           Advisers, LLC, Vice President and Chief Compliance
                                                                           Officer (September 2004 to August 2005), Senior Attorney
                                                                           (prior to September 2004); John Hancock Group of Funds,
                                                                           Vice President and Chief Compliance Officer (September
                                                                           2004 to December 2004)

Mark D. Fischer(k)            Assistant Treasurer       July 2005          Massachusetts Financial Services Company, Vice President
(born 10/27/70)                                                            (since May 2005); JP Morgan Investment Management
                                                                           Company, Vice President (prior to May 2005)

Brian E. Langenfeld(k)        Assistant Secretary and   June 2006          Massachusetts Financial Services Company, Assistant Vice
(born 3/07/73)                Assistant Clerk                              President and Counsel (since May 2006); John Hancock
                                                                           Advisers, LLC, Assistant Vice President and Counsel (May
                                                                           2005 to April 2006); John Hancock Advisers, LLC,
                                                                           Attorney and Assistant Secretary (prior to May 2005)

Ellen Moynihan(k)             Assistant Treasurer       April 1997         Massachusetts Financial Services Company, Senior
(born 11/13/57)                                                            Vice President

Susan S. Newton(k)            Assistant Secretary and   May 2005           Massachusetts Financial Services Company, Senior Vice
(born 3/07/50)                Assistant Clerk                              President and Associate General Counsel (since April
                                                                           2005); John Hancock Advisers, LLC, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005); John Hancock Group of Funds, Senior Vice
                                                                           President, Secretary and Chief Legal Officer (prior to
                                                                           April 2005)

Susan A. Pereira(k)           Assistant Secretary and   July 2005          Massachusetts Financial Services Company, Vice President
(born 11/05/70)               Assistant Clerk                              and Senior Counsel (since June 2004); Bingham McCutchen
                                                                           LLP (law firm), Associate (prior to June 2004)

Mark N. Polebaum(k)           Secretary and Clerk       January 2006       Massachusetts Financial Services Company, Executive Vice
(born 5/01/52)                                                             President, General Counsel and Secretary (since January
                                                                           2006); Wilmer Cutler Pickering Hale and Dorr LLP (law
                                                                           firm), Partner (prior to January 2006)

Frank L. Tarantino            Independent Chief         June 2004          Tarantino LLC (provider of compliance services),
(born 3/07/44)                Compliance Officer                           Principal (since June 2004); CRA Business Strategies
                                                                           Group (consulting services), Executive Vice President
                                                                           (April 2003 to June 2004); David L. Babson & Co.
                                                                           (investment adviser), Managing Director, Chief
                                                                           Administrative Officer and Director (prior to March
                                                                           2003)

James O. Yost(k)              Assistant Treasurer       September 1990     Massachusetts Financial Services Company, Senior Vice
(born 6/12/60)                                                             President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid
    Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Gutow,
Sherratt and Uek and Ms. Thomsen are members of the Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2007, the
Trustees served as board members of 97 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                                   CUSTODIAN
Massachusetts Financial Services Company                             State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741                           225 Franklin Street, Boston, MA 02110

                                                                     INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                                          ACCOUNTING FIRM
MFS Fund Distributors, Inc.                                          Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741                           200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGERS
Brooks A. Taylor
Nevin P. Chitkara
William P. Douglas
Kenneth J. Enright
Steven R. Gorham
Richard O. Hawkins
Alan T. Langsner
Michael W. Roberge

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Series' investment advisory agreement with MFS. The Trustees consider matters bearing on the Series and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Series and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Series' investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Series was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Series.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Series for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/ objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Series' advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Series, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Series and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Series and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Series and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Series' total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Series' Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Series' performance was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Series' Initial Class shares was in the 5th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Series' performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Series' advisory fee, the Trustees considered, among other information, the Series' advisory fee and the total expense ratio of the Series' Initial Class shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on assets over $3 billion, which may not be changed without the Trustees' approval. The Trustees also considered that, according to the Lipper data, the Series' effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Series in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Series, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Series is subject in comparison to institutional accounts.

The Trustees also considered whether the Series is likely to benefit from any economies of scale in the management of the Series in the event of growth in assets of the Series. They noted that the Series' advisory fee rate schedule is currently subject to a breakpoint as a result of the advisory fee waiver described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Series to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Series, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Series and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Series represent reasonable compensation in light of the services being provided by MFS to the Series.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Series of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Series by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Series pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Series' behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly) and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Series.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Series' investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the portfolio's investment advisory agreement is available by clicking on the portfolio's name under "Variable Insurance Trust" on the "Products & Performance" page on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS series' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the series voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The series will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The series' Form N-Q may be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    100 F Street, NE, Room 1580
    Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The series' Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http:// www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The series designates $92,647,555 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 31.84% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site
mfs.com

Account service and
literature

Shareholders
1-877-411-3325
9 a.m. to 5 p.m. ET

Investment professionals
1-800-637-8630
8 a.m. to 5 p.m. ET

Mailing address
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
P.O. Box 55824
Boston, MA
02205-5824

Overnight mail
MFS Service Center, Inc.
Attn: Institutional Alliance Services (IAS)
500 Boylston Street
Boston, MA 02116-3741


M F S(R)
INVESTMENT MANAGEMENT

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to an element of the Code's definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent registered public accounting firm to each series of the Registrant (collectively, the "Funds"). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended December 31, 2006 and 2005, audit fees billed to the Funds by Deloitte were as follows:

                                                    Audit Fees
    FEES BILLED BY DELOITTE:                       2006        2005
                                                   ----        ----
        MFS Capital Opportunities Series        $36,996     $35,396
        MFS Emerging Growth Series               36,996      35,396
        MFS Global Equity Series                 36,996      34,764
        MFS High Income Series                   45,851      44,251
        MFS Investors Growth Stock Series        36,364      34,764
        MFS Investors Trust Series               36,364      34,764
        MFS Mid Cap Growth Series                36,364      34,764
        MFS Money Market Series                  21,816      20,216
        MFS New Discovery Series                 36,364      35,396
        MFS Research Bond Series                 45,851      44,251
        MFS Research International Series        36,364      10,000
        MFS Research Series                      36,364      35,396
        MFS Strategic Income Series              45,851      44,251
        MFS Total Return Series                  48,381      46,781
        MFS Utilities Series                     36,364      34,764
        MFS Value Series                         36,996      35,396
                                                 ------      ------
        TOTAL                                  $610,282    $560,550

For the fiscal years ended December 31, 2006 and 2005, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:


                                          Audit-Related Fees(1)         Tax Fees(2)          All Other Fees(3)
FEES BILLED BY DELOITTE:                    2006         2005        2006        2005        2006        2005
                                            ----         ----        ----        ----        ----        ----
    To MFS Capital Opportunities Series     $2,400       $2,400    $  4,650      $6,750        $379          $0
    To MFS Emerging Growth Series            2,400        2,400       4,650       6,750         379           0
    To MFS Global Equity Series              2,400        2,400       4,650       6,750         379           0
    To MFS High Income Series                2,400        2,400       4,650       6,750         379           0
    To MFS Investors Growth                  2,400        2,400       4,650       6,750         379           0
    Stock Series
    To MFS Investors Trust Series            2,400        2,400       4,650       6,750         379           0
    To MFS Mid Cap Growth Series             2,400        2,400       4,650       6,750         379           0
    To MFS Money Market Series               2,400        2,400       4,650       6,750         379           0
    To MFS New Discovery Series              2,400        2,400       4,650       6,750         379           0
    To MFS Research Bond Series              2,400        2,400       4,650       6,750         379           0
    To MFS Research International            2,400            0       4,650       4,000         379           0
    Series
    To MFS Research Series                   2,400        2,400       4,650       6,750         379           0
    To MFS Strategic Income Series           2,400        2,400       4,650       6,750         379           0
    To MFS Total Return Series               2,400        2,400       4,650       6,750         379           0
    To MFS Utilities Series                  2,400        2,400       4,650       6,750         379           0
    To MFS Value Series                      2,400        2,400       4,650       6,750         379           0
TOTAL FEES BILLED BY DELOITTE              $38,400      $36,000    $ 74,400    $105,250      $6,064          $0
TO ABOVE FUNDS:

    To MFS and MFS Related Entities of    $981,825     $841,371          $0          $0    $418,092    $403,825
    MFS Capital Opportunities Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS Emerging Growth Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS Global Equity Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS High Income Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS Investors Growth Stock Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS Investors Trust Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS Mid Cap Growth Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS Money Market Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS New Discovery Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS Research Bond Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS Research International Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS Research Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS Strategic Income Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS Total Return Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS Utilities Series*
    To MFS and MFS Related Entities of     981,825      841,371           0           0     418,092     403,825
    MFS Value Series*

AGGREGATE FEES FOR NON-AUDIT SERVICES:
                                                  2006          2005
                                                  ----          ----

    To MFS Capital Opportunities Series,
    MFS and MFS Related Entities#              $1,550,531    $1,287,792

    To MFS Emerging Growth Series,
    MFS and MFS Related Entities#               1,550,531     1,287,792

    To MFS Global Equity Series,
    MFS and MFS Related Entities#               1,550,531     1,287,792

    To MFS High Income Series,
    MFS and MFS Related Entities#               1,550,531     1,287,792

    To MFS Investors Growth Stock Series,
    MFS and MFS Related Entities#               1,550,531     1,287,792

    To MFS Investors Trust Series,
    MFS and MFS Related Entities#               1,550,531     1,287,792

    To MFS Mid Cap Growth Series,
    MFS and MFS Related Entities#               1,550,531     1,287,792

    To MFS Money Market Series,
    MFS and MFS Related Entities#               1,550,531     1,287,792

    To MFS New Discovery Series,
    MFS and MFS Related Entities#               1,550,531     1,287,792

    To MFS Research Bond Series,
    MFS and MFS Related Entities#               1,550,531     1,287,792

    To MFS Research International Series,
    MFS and MFS Related Entities#               1,548,131     1,282,642

    To MFS Research Series,
    MFS and MFS Related Entities#               1,550,531     1,287,792

    To MFS Strategic Income Series,
    MFS and  MFS Related Entities#              1,550,531     1,287,792

    To MFS Total Return Series,
    MFS and  MFS Related Entities#              1,550,531     1,287,792


    To MFS Utilities Series,
    MFS and MFS Related Entities#               1,550,531     1,287,792

    To MFS Value Series,
    MFS and MFS Related                         1,550,531     1,287,792
    Entities#

* This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
# This amount reflects the aggregate fees billed by Deloitte, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

ITEM 4(e)(1):
Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(f): Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                     NOTICE

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST
             ------------------------------------------------------------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: February 15, 2007
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                                    Officer)

Date: February 15, 2007
      -----------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2007
      -----------------


* Print name and title of each signing officer under his or her signature.